UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

07	ANNUAL REPORT

RS Variable Products Trust

RS Core Equity VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Core Equity VIP Series

Manind V. Govil (RS Investments)

has managed the RS Core Equity VIP Series since 2005*. Mr. Govil joined RS Investments in October 2006 in connection with Guardian Investor Services LLC (GIS)’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil had served as the head of equity investments at The Guardian Life Insurance Company of America (“Guardian Life”) since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager — core equity, at Mercantile. Mr. Govil received a BCom degree from the University of Bombay, India, and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

Seeks long-term capital appreciation.

Investment Process

We seek investment opportunities across the entire market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

Intensive fundamental research is the cornerstone of our investment process, which involves a willingness to question consensus. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

We use a bottom-up investment process to invest in what we believe are the best individual stock oppor-tunities within key market sectors. We also apply a risk-controlled portfolio construction process. As fundamental investors we use rigorous quantitative tools to help us screen a vast large-cap universe and highlight potentially mispriced securities as well as to manage our portfolio. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

Performance

The RS Core Equity VIP Series (Class A Shares) returned 0.50% during the fourth quarter of 2007 vs. a return of -3.33% for the benchmark S&P 500® Index3. For the year, the Fund returned 15.19% vs. 5.49% for the index. Good stock selection was the primary source of the Fund’s outperformance relative to the benchmark, with the winners outpacing the losers across a range of industries.

Portfolio Review

During the fourth quarter, the Fund’s top contributors to performance included MasterCard (3.02% of Fund

RS Core Equity VIP Series	3

RS Core Equity VIP Series (continued)

assets at 12/31/07) and Gilead Sciences (1.53%). The largest detractors from fourth quarter returns were Celgene (1.76%) and AMR Corp. (0.98%).

MasterCard was our top contributor in 2007 for the second straight year. During the fourth quarter we trimmed the position into continued strength, but are maintaining a significant holding as the stock price is still well below our long-term price target.

Gilead Sciences is a biopharmaceutical company focused on developing and marketing anti-infective drugs for a variety of indications, including HIV. HIV product sales were particularly strong in the third quarter, helping propel the stock higher during October.

Biotechnology company Celgene had been a strong contributor to third quarter returns, but it dropped sharply during the fourth quarter on concerns about competition for its myeloma drug Revlimid. We believe the sharp sell-off is overdone, and we maintain our position.

AMR Corp. (more familiarly known as American Airlines) was among our weakest performers in both the fourth quarter and for the year, largely due to the relentless upward pressure in fuel prices that pressured the whole industry. We are, however, encouraged by what we think are the company’s solid fundamentals and believe that the long-term prospects remain favorable for American Airlines. We continue to hold this stock.

The technology sector performed well throughout the year and was a source of positive returns. We took gains in Apple (0.00%), Google (0.00%), and Corning (0.00%), and exited our positions.

Despite the challenges within the financial sector during 2007, the Fund outperformed in this area. In financials, we added to existing positions in Chubb (2.57%) and People’s United Financial (3.25%).

As we wrote in our third quarter letter, Chubb is an insurance company that operates in niche areas and we think it enjoys an information advantage in its niches. We believe these factors enable Chubb to enjoy better pricing than the typical insurance company.

People’s United is a broadly diversified banking company located in Fairfield County, Connecticut. We think it operates within an attractive geographical and demographic profile and in our view has demonstrated a long track record of tight credit standards and excellent customer service to both its commercial and retail customers. The company’s stock traded down along with other banks through mid-December, and we took advantage of price weakness to add to our position.

Outlook

As a core offering, the RS Core Equity VIP Series seeks to deliver solid long-term results across the range of market environments. We believe that over long periods of time, a consistent focus on fundamental research and disciplined stock selection is key to building solid investment results.

In our recent letters, we discussed that we were finding an abundance of attractive investment opportunities among traditional growth companies. We saw that valuations of growth and value companies had been converging for several quarters. This trend appears to have stalled, and may even be reversing somewhat, at least for the companies we follow closely. As a result, we have made several adjustments to the Fund’s holdings. This is best illustrated by our moves in the technology sector, where we took profits in several winners to reinvest in solid but slower-growing companies in the financial and industrial sectors, where we believe valuations have become quite attractive.

That said, we operate from the bottom-up and do not strategically target companies based on the market’s classifications of whether they are growth or value stocks. We search for mispriced securities, where our estimates of current or future company value are not currently reflected in the company’s stock price. In choosing new investments, we favor companies that we expect to grow market share while maintaining profit margins.

4	RS Core Equity VIP Series

We wish to emphasize that we hold ourselves to the highest standards of professionalism and integrity for the benefit of our shareholders, with whom we invest alongside. Thank you for your investment in the RS Core Equity VIP Series and for your ongoing support. We appreciate your confidence in us.

Sincerely,

Manind V. Govil

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

RS Core Equity VIP Series	5

RS Core Equity VIP Series (continued)

Total Net Assets: $1,082,788,371	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Assets
Halliburton Co.	4.18%
The AES Corp.	3.38%
Nokia Oyj, ADR	3.33%
Abbott Laboratories	3.32%
AT&T, Inc.	3.26%
People’s United Financial, Inc.	3.25%
Enterprise Products Partners, L.P.	3.18%
General Electric Co.	3.06%
MasterCard, Inc., Class A	3.02%
Waste Management, Inc.	3.00%
Total	32.98%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Core Equity VIP Series

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Core Equity VIP Series	04/13/83	15.19%	12.10%	12.64%	3.76%	11.94%
S&P 500® Index[3]		5.49%	8.62%	12.83%	5.91%	12.42%

Since inception performance for the index is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Core Equity VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.58%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Core Equity VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$1,007.40	$2.95	0.58%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.97	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half-year period).

8	RS Core Equity VIP Series

Schedule of Investments – RS Core Equity VIP Series

December 31, 2007	Shares	Value

Common Stocks — 99.3%
Aerospace & Defense — 4.7%
General Dynamics Corp.	211,400	$18,812,486
The Boeing Co.	369,000	32,272,740

		51,085,226
Airlines — 1.0%
AMR Corp.(1)	755,150	10,594,754

		10,594,754
Biotechnology — 4.7%
Celgene Corp.(1)	412,200	19,047,762
Cephalon, Inc.(1)	220,854	15,848,483
Gilead Sciences, Inc.(1)	359,600	16,545,196

		51,441,441
Capital Markets — 2.8%
The Goldman Sachs Group, Inc.	141,200	30,365,060

		30,365,060
Commercial Services & Supplies — 3.0%
Waste Management, Inc.	993,500	32,457,645

		32,457,645
Communications Equipment — 5.3%
Nokia Oyj, ADR(2)	939,400	36,063,566
QUALCOMM, Inc.	549,900	21,638,565

		57,702,131
Computers & Peripherals — 1.3%
EMC Corp.(1)	788,400	14,609,052

		14,609,052
Construction & Engineering — 1.1%
KBR, Inc.(1)	311,200	12,074,560

		12,074,560
Consumer Finance — 1.1%
American Express Co.	142,400	7,407,648
AmeriCredit Corp.(1)	336,900	4,308,951

		11,716,599
Diversified Financial Services — 3.7%
Interactive Brokers Group, Inc., Class A(1)	542,580	17,536,186
JPMorgan Chase & Co.	508,600	22,200,390

		39,736,576
Diversified Telecommunication Services — 3.3%
AT&T, Inc.	850,436	35,344,120

		35,344,120
Electronic Equipment & Instruments — 0.5%
Tyco Electronics Ltd.	139,875	5,193,559

		5,193,559
Energy Equipment & Services — 4.2%
Halliburton Co.	1,192,900	45,222,839

		45,222,839
Food Products — 4.3%
Campbell Soup Co.	699,700	25,000,281
General Mills, Inc.	382,000	21,774,000

		46,774,281

December 31, 2007	Shares	Value

Health Care Equipment & Supplies — 2.6%
Covidien Ltd.	245,775	$10,885,375
Medtronic, Inc.	346,500	17,418,555

		28,303,930
Health Care Providers & Services — 2.7%
DaVita, Inc.(1)	233,400	13,152,090
Medco Health Solutions, Inc.(1)	156,300	15,848,820

		29,000,910
Hotels, Restaurants & Leisure — 2.8%
McDonald’s Corp.	513,800	30,267,958

		30,267,958
Household Durables — 2.5%
D.R. Horton, Inc.	345,600	4,551,552
Newell Rubbermaid, Inc.	858,600	22,220,568

		26,772,120
Independent Power Producers & Energy Traders — 3.4%
The AES Corp.(1)	1,712,300	36,626,097

		36,626,097
Industrial Conglomerates — 4.1%
General Electric Co.	893,100	33,107,217
Tyco International Ltd.	272,900	10,820,485

		43,927,702
Information Technology Services — 5.5%
Accenture Ltd., Class A	267,600	9,641,628
Fidelity National Information Services, Inc.	244,834	10,182,646
MasterCard, Inc., Class A	151,800	32,667,360
Western Union Co.	305,400	7,415,112

		59,906,746
Insurance — 7.1%
Aon Corp.	622,600	29,691,794
The Chubb Corp.	509,400	27,803,052
W. R. Berkley Corp.	666,300	19,862,403

		77,357,249
Internet Software & Services — 0.9%
eBay, Inc.(1)	291,200	9,664,928

		9,664,928
Media — 2.3%
Grupo Televisa S.A., ADR(2)	627,200	14,908,544
The McGraw-Hill Companies, Inc.	225,000	9,857,250

		24,765,794
Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp.	229,200	21,391,236
Devon Energy Corp.	154,300	13,718,813
Enterprise Products Partners, L.P.	1,079,280	34,407,446
Kinder Morgan Energy Partners, L.P.	318,600	17,201,214

		86,718,709
Pharmaceuticals — 4.8%
Abbott Laboratories	640,300	35,952,845
Wyeth	359,700	15,895,143

		51,847,988

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	9

Schedule of Investments – RS Core Equity VIP Series (continued)

December 31, 2007	Shares	Value

Software — 0.7%
VMware, Inc., Class A(1)	88,570	$7,527,564

		7,527,564
Specialty Retail — 1.8%
The Home Depot, Inc.	739,700	19,927,518

		19,927,518
Thrifts & Mortgage Finance — 4.8%
Freddie Mac	482,200	16,428,554
People’s United Financial, Inc.	1,975,200	35,158,560

		51,587,114
Tobacco — 2.6%
Altria Group, Inc.	371,000	28,040,180

		28,040,180
Wireless Telecommunication Services — 1.7%
America Movil SAB de C.V., ADR, Series L(2)	298,500	18,324,915

		18,324,915

Total Common Stocks (Cost $959,183,953)		1,074,885,265
Other Investments - For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	35	1,481
RS Emerging Growth Fund, Class Y(3)	151	6,168
RS Emerging Markets Fund, Class A(3)	53	1,466
RS Equity Dividend Fund, Class Y(3)	13	126
RS Global Natural Resources Fund, Class Y(3)	496	18,803
RS Growth Fund, Class Y(3)	358	5,158
RS Investment Quality Bond Fund, Class A(3)	13	126
RS Investors Fund, Class Y(3)	930	8,940
RS MidCap Opportunities Fund, Class Y(3)	286	4,065
RS Partners Fund, Class Y(3)	173	5,320
RS S&P 500 Index Fund, Class A(3)	13	126
RS Smaller Company Growth Fund, Class Y(3)	165	3,376
RS Value Fund, Class Y(3)	126	3,298
Total Other Investments (Cost $60,670)		58,453
Short-Term Investments — 0.7%

Federated Prime Obligations Fund, Class B(4)	7,549,157	7,549,157

Total Short-Term Investments (Cost $7,549,157)		7,549,157

Total Investments — 100.0% (Cost $966,793,780)		1,082,492,875

December 31, 2007	Value

Other Assets, Net — 0.0%	295,496

Total Net Assets — 100.0%	$1,082,788,371

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

10	RS Core Equity VIP Series

Financial Information — RS Core Equity VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$1,082,492,875
Dividends/interest receivable	1,084,814
Receivable for fund shares subscribed	200,003
Prepaid expenses	8,101

Total Assets	1,083,785,793

Liabilities
Payable to adviser	466,602
Payable for fund shares redeemed	202,985
Deferred trustees’ compensation	58,453
Payable for investments purchased	10,824
Accrued professional fees	101,083
Accrued printing expense	113,365
Accrued expenses/other liabilities	44,110

Total Liabilities	997,422

Total Net Assets	$1,082,788,371

Net Assets Consist of:
Paid-in capital	$1,226,844,261
Accumulated undistributed net investment income	353,522
Accumulated net realized loss from investments	(260,108,507)
Net unrealized appreciation on investments	115,699,095

Total Net Assets	$1,082,788,371

Investments, at Cost	$966,793,780

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	28,178,173

Net Asset Value Per Share	$38.43

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$642,202
Dividends	15,842,049
Withholding taxes on foreign dividends	(84,690)

Total Investment Income	16,399,561

Expenses
Investment advisory fees	5,455,337
Shareholder reports	232,017
Professional fees	198,149
Custodian fees	114,271
Administrative service fees	86,195
Trustees’ fees and expenses	65,697
Insurance expense	40,939
Registration fees	1,051
Other expense	23,295

Total Expenses	6,216,951
Less: Custody credits	(956)

Total Expenses, Net	6,215,995

Net Investment Income	10,183,566

Realized Gain and Change in Unrealized Depreciation on Investments
Net realized gain from investments	159,843,003
Net change in unrealized depreciation on investments	(17,240,939)

Net Gain on Investments	142,602,064

Net Increase in Net Assets Resulting from Operations	$152,785,630

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	11

Financial Information — RS Core Equity VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$10,183,566	$11,883,633
Net realized gain from investments and foreign currency transactions	159,843,003	109,138,789
Net change in unrealized appreciation/(depreciation) on investments and on translation of assets and liabilities in foreign currency	(17,240,939)	41,502,180

Net Increase in Net Assets Resulting from Operations	152,785,630	162,524,602

Distributions to Shareholders
Net investment income	(9,822,651)	(19,311,193)

Total Distributions	(9,822,651)	(19,311,193)

Capital Share Transactions
Proceeds from sales of shares	54,330,025	42,985,511
Reinvestment of distributions	9,822,651	19,311,192
Cost of shares redeemed	(173,192,410)	(191,878,962)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(109,039,734)	(129,582,259)

Net Increase in Net Assets	33,923,245	13,631,150

Net Assets

Beginning of Year	1,048,865,126	1,035,233,976

End of Year	$1,082,788,371	$1,048,865,126

Accumulated Undistributed Net Investment Income Included in Net Assets	$353,522	$403,986

Other Information:

Shares
Sold	1,452,212	1,388,085
Reinvested	257,609	643,933
Redeemed	(4,683,847)	(6,223,863)

Net Decrease	(2,974,026)	(4,191,845)

The accompanying notes are an integral part of these financial statements.

12	RS Core Equity VIP Series

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RS Core Equity VIP Series	13

Financial Information — RS Core Equity VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

                                    [GRAPHIC]
Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$33.67	$0.36	$4.75	$5.11	$(0.35)	—	$(0.35)

Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)

Year Ended 12/31/05	28.42	0.50	0.70	1.20	(0.33)	—	(0.33)

Year Ended 12/31/04	27.30	0.39	1.23	1.62	(0.50)	—	(0.50)

Year Ended 12/31/03	22.71	0.28	4.57	4.85	(0.26)	—	(0.26)

The accompanying notes are an integral part of these financial statements.

14	RS Core Equity VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[1]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[1]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$38.43	15.19%	$1,082,788	0.57%	0.57%	0.93%	0.93%	60%

33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%

29.29	4.30%	1,035,234	0.56%	0.56%	1.67%	1.67%	103%

28.42	6.00%	1,261,203	0.54%	0.54%	1.29%	1.29%	76%

27.30	21.45%	1,454,546	0.54%	0.54%	1.06%	1.06%	77%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of custody credits, if applicable.
[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	15

Notes to Financial Statements — RS Core Equity VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Core Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally are determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the

16	RS Core Equity VIP Series

Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/ discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All dividends to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Amount Outstanding at 12/31/07	Average Borrowings*	Average Interest Rate*
$—	$1,796,933	5.31%

*	For the year ended 12/31/07.

RS Core Equity VIP Series	17

Notes to Financial Statements — RS Core Equity VIP Series (continued)

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of the Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets of the Fund. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS, received fees from RS Investments at an annual rate of 0.052% of the Fund’s average daily net assets. The Agreement was terminated on October 31, 2007, at which time RS Investments began rendering such services directly to the Fund at no additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) from exceeding 0.57% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

2007		2006
Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
$9,822,651	$—	$19,311,193	$—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
$411,975	$—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not dis-

18	RS Core Equity VIP Series

tributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring
2008	2009	2010	2011	Total
$—	$—	$164,712,479	$95,938,938	$260,651,417

During the year ended December 31, 2007, the Fund utilize capital loss carryovers of $158,879,718.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $171,426,465 and $(55,184,461), respectively, resulting in net unrealized appreciation of $116,242,004. The cost of investments for federal income tax purposes at December 31, 2007 was $966,250,871.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $644,747,157 and $747,806,835, respectively, for the year ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain

RS Core Equity VIP Series	19

Notes to Financial Statements — RS Core Equity VIP Series (continued)

current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

20	RS Core Equity VIP Series

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Core Equity VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Core Equity VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Core Equity VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

22	RS Core Equity VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

RS Core Equity VIP Series	23

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13—14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

24	RS Core Equity VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Core Equity VIP Series	25

Supplemental Information — unaudited (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio trans-

26	RS Core Equity VIP Series

actions and from third parties with which these broker- dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be

RS Core Equity VIP Series	27

Supplemental Information — unaudited (continued)

available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS Core Equity VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Core Equity VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

30	RS Core Equity VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

RS Core Equity VIP Series	31

07	ANNUAL REPORT

RS Variable Products Trust

RS Small Cap Core Equity VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Small Cap Core Equity VIP Series

Matthew P. Ziehl (RS Investments)

has managed RS Small Cap Core Equity VIP Series since 2002* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as managing director at The Guardian Life Insurance Company of America (“Guardian Life.”). Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

Seeks long-term capital appreciation.

Investment Process

We seek investment opportunities across the entire U.S. small-cap market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

We use a bottom-up investment process to invest in what we believe to be the best individual small-cap stock opportunities within all the key market sectors. As fundamental investors we also use rigorous quantitative tools to help us screen a vast small-cap universe and highlight stocks that appear to be attractive on both earnings and valuation metrics. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

Performance

The RS Small Cap Core Equity VIP Series was down 7.60% during the fourth quarter of 2007, trailing the benchmark Russell 2000® Index3, which declined 4.58%. Most of the underperformance was due to stock selection in the technology sector.

For the full year 2007, the Fund returned 5.13% vs. a return of -1.57% for the index, with most the outperformance due to stock selection. Results were especially strong in technology and financials. Health care was the Fund’s weakest relative sector.

Portfolio Review

Our fourth quarter technology weakness was due in large part to one stock, Trident Microsystems (0.00% of Fund holdings at 12/31/07), which was also our worst

RS Small Cap Core Equity VIP Series	3

RS Small Cap Core Equity VIP Series (continued)

performer for the year. As we wrote previously, we think Trident has unique technology that allows cost savings by combining multiple video-processing functions on one chip, which drove numerous design wins in high-end LCD televisions. In October, however, Trident revealed that sales were trending well below expectations as a rapid consumer preference shift toward much cheaper LCD sets caused TV makers to shift their production plans and ordering patters away from Trident, as low-end sets do not use Trident’s technology. We sold the stock at a significant loss.

Even with the blow from Trident, the tech sector was our strongest performer in 2007 and gave the Fund its two biggest individual contributors: Blue Coat Systems (1.27%) and WebEx Communications (0.00%, having been acquired in early 2007). We wrote about both stocks in previous quarterly letters. Blue Coat provides network security and performance-enhancing applications, most notably wide-area network (WAN) accelerator products, which improve the speed and the performance of network-based applications. After trimming shares as the stock price advanced during the third quarter, we added back to the position on price weakness during the fourth quarter as we believe the company’s forward outlook remains strong.

The Fund also experienced strong relative performance in financials stocks during 2007, benefiting from stock selection in real estate and capital-market related holdings such as money managers and securities exchanges. One key winner was options-trading platform International Securities Exchange (0.00%), which sold out to Deutsche Börse (0.00%) at a significant price premium. We also benefited from our underweight position in commercial banks and thrifts, remaining cautious about this sector throughout the second half of 2007 as the subprime credit mess unfolded. We did own a few small banks that reported some degree of credit deterioration, and we exited some of these stocks at a loss — but we believe our underweighting mitigated the overall damage.

Changes to the Fund

Sector weightings were little changed during the fourth quarter, though we did reduce our technology overweighting largely as a function of removing Trident. Health care is currently our most overweighted sector vs. the benchmark, and consumer discretionary is our largest underweighting, as we continued to avoid media, apparel manufacturing and consumer durables companies. These sector differences, while primarily the result of bottom-up stock picking, also reflected the reality of a slowing U.S. economy. We believe this environment should favor companies with lower economic sensitivity in areas such as health care.

Key new positions added during the fourth quarter include AmTrust Financial Services (1.74%) and Ralcorp Holdings (1.59%). Amtrust is a diversified property/casualty insurer with niche businesses in workers’ compensation, extended warranties for consumer products, and commercial lines such as liability insurance. The stock had pulled back from midyear highs and, in our view, presented an attractive valuation for a company with, what we believe, a solid underwriting track record and strong growth prospects. Ralcorp is a packaged-foods company focused primarily on breakfast cereal. We purchased the stock after Ralcorp announced that it would acquire the Post cereal brand from Kraft Foods (0.00%).

Outlook

We remain close to benchmark-neutral in most sectors, consistent with our bottom-up investment process that emphasizes the merits of individual stocks rather than trying to predict sector-level or macroeconomic shifts. Also, in keeping with our mission to provide a broadly diversified core small-cap fund, we own stocks across the style spectrum from value to growth.

In recent quarters we found an abundance of investment opportunities among growth stocks, whether in high-growth sectors such as technology and health care or in traditionally value-oriented sectors such as industrials and financials. As 2007 drew to a close, we took profits

4	RS Small Cap Core Equity VIP Series

on a number of these growth stocks, as share prices met or exceeded our price targets. Examples include quick-service Mexican restaurant Chipotle (0.00%) and aircraft seating and interior systems manufacturer BE Aerospace (0.00%). New positions such as Ralcorp and Amtrust tended on balance to be in companies we believe to have less aggressive growth prospects and correspondingly lower valuations along with good earnings visibility in an increasingly uncertain economic environment.

Thank you for your investment in the RS Small Cap Core Equity VIP Series and for your ongoing support. We strive for investment excellence to reward the confidence you have shown in us.

Sincerely,

Matthew P. Ziehl

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

RS Small Cap Core Equity VIP Series	5

RS Small Cap Core Equity VIP Series (continued)

Total Net Assets: $203,086,831	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Targa Resources Partners, LP	3.68%
Quanex Corp.	2.52%
Digital Realty Trust, Inc.	2.49%
Psychiatric Solutions, Inc.	2.47%
Jack in the Box, Inc.	2.10%
EnPro Industries, Inc.	2.08%
Savient Pharmaceuticals, Inc	2.04%
Netlogic Microsystems, Inc.	2.03%
Knoll, Inc.	2.02%
FactSet Research Systems, Inc.	2.01%
Total	23.44%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Small Cap Core Equity VIP Series

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1 Year		3 Year	5 Year	10 Year	Since Inception
RS Small Cap Core Equity VIP Series	05/01/97		5.13%	7.26%	15.31%	6.92%	9.49%
Russell 2000® Index[3]		–	1.57%	6.80%	16.25%	7.08%	9.09%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Core Equity VIP Series and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.85%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Small Cap Core Equity VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$940.50	$4.21	0.86%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.39	0.86%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half-year period).

8	RS Small Cap Core Equity VIP Series

Schedule of Investments – RS Small Cap Core Equity VIP Series

December 31, 2007	Shares	Value

Common Stocks — 98.4%
Aerospace & Defense — 2.5%
AAR Corp.(1)	86,600	$3,293,398
Ladish Co., Inc.(1)	39,300	1,697,367

		4,990,765
Biotechnology — 5.4%
Achillion Pharmaceuticals, Inc.(1)	60,700	302,893
AspenBio Pharma, Inc.(1)	209,200	1,824,224
Human Genome Sciences, Inc.(1)	104,400	1,089,936
Keryx Biopharmaceuticals, Inc.(1)	121,800	1,023,120
Omrix Biopharmaceuticals, Inc.(1)	40,900	1,420,866
Progenics Pharmaceuticals, Inc.(1)	67,000	1,210,690
Savient Pharmaceuticals, Inc.(1)	180,700	4,150,679

		11,022,408
Capital Markets — 1.4%
Apollo Investment Corp.	163,555	2,788,613

		2,788,613
Chemicals — 1.3%
Cytec Industries, Inc.	44,200	2,721,836

		2,721,836
Commercial Banks — 3.5%
East West Bancorp, Inc.	65,200	1,579,796
Hancock Holding Co.	38,700	1,478,340
IBERIABANK Corp.	39,700	1,855,975
PrivateBancorp, Inc.	65,200	2,128,780

		7,042,891
Commercial Services & Supplies — 5.1%
Fuel Tech, Inc.(1)	61,000	1,381,650
Knoll, Inc.	249,600	4,100,928
LECG Corp.(1)	152,800	2,301,168
TrueBlue, Inc.(1)	174,300	2,523,864

		10,307,610
Communications Equipment — 4.5%
Arris Group, Inc.(1)	309,700	3,090,806
Blue Coat Systems, Inc.(1)	78,580	2,582,924
Foundry Networks, Inc.(1)	197,000	3,451,440

		9,125,170
Computers & Peripherals — 0.5%
3PAR, Inc.(1)	81,041	1,037,325

		1,037,325
Diversified Consumer Services — 1.9%
Bright Horizons Family Solutions, Inc.(1)	61,000	2,106,940
Capella Education Co.(1)	27,100	1,773,966

		3,880,906
Diversified Telecommunication Services — 1.8%
PAETEC Holding Corp.(1)	381,280	3,717,480

		3,717,480
Electrical Equipment — 1.8%
Regal-Beloit Corp.	80,000	3,596,000

		3,596,000
Food Products — 3.0%
B&G Foods, Inc., Class A	269,150	2,748,021
Ralcorp Holdings, Inc.(1)	53,200	3,234,028

		5,982,049

December 31, 2007	Shares	Value

Health Care Equipment & Supplies — 6.3%
Immucor, Inc.(1)	78,100	$2,654,619
Micrus Endovascular Corp.(1)	145,600	2,865,408
Natus Medical, Inc.(1)	68,100	1,317,735
NuVasive, Inc.(1)	85,400	3,375,008
Volcano Corp.(1)	213,000	2,664,630

		12,877,400
Health Care Providers & Services — 5.2%
HMS Holdings Corp.(1)	64,400	2,138,724
Pediatrix Medical Group, Inc.(1)	50,000	3,407,500
Psychiatric Solutions, Inc.(1)	154,300	5,014,750

		10,560,974
Health Care Technology — 1.0%
Allscripts Healthcare Solutions, Inc.(1)	105,600	2,050,752

		2,050,752
Hotels, Restaurants & Leisure — 3.9%
Jack in the Box, Inc.(1)	165,500	4,264,935
Panera Bread Co., Class A(1)	44,700	1,601,154
Papa John’s International, Inc.(1)	94,000	2,133,800

		7,999,889
Information Technology Services — 3.6%
CACI International, Inc., Class A	77,900	3,487,583
NeuStar, Inc., Class A(1)	133,800	3,837,384

		7,324,967
Insurance — 3.4%
AmTrust Financial Services, Inc.	256,700	3,534,759
Hanover Insurance Group, Inc.	72,700	3,329,660

		6,864,419
Internet & Catalog Retail — 1.3%
FTD Group, Inc.	197,370	2,542,126

		2,542,126
Internet Software & Services — 1.7%
TheStreet.com, Inc.	219,681	3,497,321

		3,497,321
Life Sciences Tools & Services — 1.1%
Sequenom, Inc.(1)	237,900	2,271,945

		2,271,945
Machinery — 3.4%
EnPro Industries, Inc.(1)	137,700	4,220,505
Gardner Denver, Inc.(1)	80,150	2,644,950

		6,865,455
Metals & Mining — 4.4%
Century Aluminum Co.(1)	69,800	3,765,012
Quanex Corp.	98,800	5,127,720

		8,892,732
Oil, Gas & Consumable Fuels — 7.0%
GeoMet, Inc.(1)	263,100	1,368,120
SemGroup Energy Partners, L.P.	113,680	3,277,394
Targa Resources Partners, L.P.	252,570	7,481,124
Teekay LNG Partners, L.P.	73,100	2,168,877

		14,295,515

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	9

Schedule of Investments – RS Small Cap Core Equity VIP Series (continued)

December 31, 2007	Shares	Value

Real Estate Investment Trusts — 9.0%
Anthracite Capital, Inc.	303,220	$2,195,313
CapLease, Inc.	274,200	2,308,764
Chimera Investment Corp.	139,913	2,501,644
Digital Realty Trust, Inc.	131,980	5,064,073
Gramercy Capital Corp.	102,600	2,494,206
Healthcare Realty Trust, Inc.	146,200	3,712,018

		18,276,018
Semiconductors & Semiconductor Equipment — 4.4%
Atheros Communications(1)	68,700	2,098,098
Netlogic Microsystems, Inc.(1)	127,800	4,115,160
Silicon Motion Technology Corp., ADR(1)(2)	150,500	2,675,890

		8,889,148
Software — 6.1%
Ansoft Corp.(1)	120,800	3,122,680
Blackboard, Inc.(1)	61,300	2,467,325
FactSet Research Systems, Inc.	73,400	4,088,380
Informatica Corp.(1)	116,500	2,099,330
SuccessFactors, Inc.(1)	57,446	679,012

		12,456,727
Specialty Retail — 1.4%
The Gymboree Corp.(1)	44,600	1,358,516
The Men’s Wearhouse, Inc.	51,100	1,378,678

		2,737,194
Trading Companies & Distributors — 2.5%
Genesis Lease Ltd., ADR(2)	107,700	2,020,452
WESCO International, Inc.(1)	78,500	3,111,740

		5,132,192

Total Common Stocks (Cost $198,559,137)		199,747,827

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	8	318
RS Emerging Growth Fund, Class Y(3)	32	1,314
RS Emerging Markets Fund, Class A(3)	11	315
RS Equity Dividend Fund, Class Y(3)	3	25
RS Global Natural Resources Fund, Class Y(3)	106	4,019
RS Growth Fund, Class Y(3)	78	1,118
RS Investment Quality Bond Fund, Class A(3)	3	24
RS Investors Fund, Class Y(3)	201	1,936
RS MidCap Opportunities Fund, Class Y(3)	62	886
RS Partners Fund, Class Y(3)	36	1,111
RS S&P 500 Index Fund, Class A(3)	2	24
RS Smaller Company Growth Fund, Class Y(3)	35	720
RS Value Fund, Class Y(3)	27	699

Total Other Investments (Cost $12,979)		12,509

December 31, 2007	Shares	Value

Short-Term Investments — 1.4%
Federated Prime Obligations Fund, Class B(4)	2,887,499	$2,887,499

Total Short-Term Investments (Cost $2,887,499)		2,887,499

Total Investments — 99.8% (Cost $201,459,615)		202,647,835

Other Assets, Net — 0.2%		438,996

Total Net Assets — 100.0%		$203,086,831

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

10	RS Small Cap Core Equity VIP Series

Financial Information — RS Small Cap Core Equity VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$202,647,835
Cash	33,192
Dividends/interest receivable	604,687
Receivable for fund shares subscribed	61,741
Prepaid expenses	1,897

Total Assets	203,349,352

Liabilities
Payable for fund shares redeemed	28,460
Payable to adviser	129,167
Payable for investments purchased	35,276
Deferred trustees’ compensation	12,509
Accrued professional fees	27,217
Accrued printing expense	27,079
Accrued expenses/other liabilities	2,813

Total Liabilities	262,521

Total Net Assets	$203,086,831

Net Assets Consist of:
Paid-in capital	$201,902,535
Accumulated undistributed net investment income/(loss)	(13,384)
Accumulated net realized gain from investments	9,460
Net unrealized appreciation on investments	1,188,220

Total Net Assets	$203,086,831

Investments, at Cost	$201,459,615

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	17,187,123

Net Asset Value Per Share	$11.82

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$194,167
Dividends	3,325,760

Total Investment Income	3,519,927

Expenses
Investment advisory fees	1,732,506
Custodian fees	51,965
Professional fees	56,404
Shareholder reports	75,529
Trustees’ fees and expenses	14,423
Insurance expense	9,717
Administrative service fees	17,709
Other expense	4,910

Total Expenses	1,963,163
Less: Custody credits	(7,622)

Total Expenses, Net	1,955,541

Net Investment Income	1,564,386

Realized Gain and Change in Unrealized Depreciation on Investments
Net realized gain from investments	43,133,865
Net change in unrealized depreciation on investments	(30,562,080)

Net Gain on Investments	12,571,785

Net Increase in Net Assets Resulting from Operations	$14,136,171

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	11

Financial Information — RS Small Cap Core Equity VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$1,564,386	$283,520
Net realized gain from investments	43,133,865	23,342,844
Net change in unrealized appreciation/(depreciation) on investments	(30,562,080)	15,006,687

Net Increase in Net Assets Resulting from Operations	14,136,171	38,633,051

Distributions to Shareholders
Net investment income	(1,748,917)	—
Net realized gain on investments	(49,000,572)	(21,654,308)

Total Distributions	(50,749,489)	(21,654,308)

Capital Share Transactions
Proceeds from sales of shares	10,309,306	21,648,107
Reinvestment of distributions	50,749,489	21,654,308
Cost of shares redeemed	(54,368,338)	(66,349,976)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	6,690,457	(23,047,561)

Net Decrease in Net Assets	(29,922,861)	(6,068,818)

Net Assets

Beginning of Year	233,009,692	239,078,510

End of Year	$203,086,831	$233,009,692

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(13,384)	$283,520

Other Information:

Shares
Sold	637,341	1,416,254
Reinvested	4,337,563	1,470,317
Redeemed	(3,290,572)	(4,299,080)

Net Increase/(Decrease)	1,684,332	(1,412,509)

The accompanying notes are an integral part of these financial statements.

12	RS Small Cap Core Equity VIP Series

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RS Small Cap Core Equity VIP Series	13

Financial Information — RS Small Cap Core Equity VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$15.03	$0.13	$0.60	$0.73	$(0.14)	$(3.80)	$(3.94)

Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	(1.47)

Year Ended 12/31/05	17.22	0.04	(0.08)	(0.04)	(0.04)	(3.01)	(3.05)

Year Ended 12/31/04	17.83	(0.05)	2.66	2.61	—	(3.22)	(3.22)

Year Ended 12/31/03	12.43	(0.04)	5.44	5.40	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Small Cap Core Equity VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[1]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[1]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.82	5.13%	$203,087	0.85%	0.85%	0.68%	0.68%	149%

15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%

14.13	0.16%	239,079	0.84%	0.84%	0.24%	0.24%	133%

17.22	15.17%	304,309	0.82%	0.82%	(0.28)%	(0.28)%	125%

17.83	43.44%	303,927	0.83%	0.83%	(0.24)%	(0.24)%	107%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of custody credits, if applicable.
[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	15

Notes to Financial Statements — RS Small Cap Core Equity VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Small Cap Core Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities generally are determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the

16	RS Small Cap Core Equity VIP Series

Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/ discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All dividends to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

RS Small Cap Core Equity VIP Series	17

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (continued)

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS, received fees from RS Investments at an annual rate of 0.078% of the Fund’s average daily net assets. The Agreement was terminated on October 31, 2007, at which time RS Investments began rendering such services directly to the Fund at no additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) from exceeding 0.85% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain
2007	$20,005,742	$30,743,747
2006	3,086,381	18,567,927

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in-capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007 were as follows

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
$—	$886,741

18	RS Small Cap Core Equity VIP Series

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $19,011,125 and $(18,701,057), respectively, resulting in net unrealized appreciation of $310,068. The cost of investments for federal income tax purposes at December 31, 2007 was $202,337,767.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $337,746,023 and $380,387,293, respectively, for the year ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited

RS Small Cap Core Equity VIP Series	19

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (continued)

the full $25 million into an interest-bearing escrow account in which it has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the

20	RS Small Cap Core Equity VIP Series

recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Small Cap Core Equity VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Small Cap Core Equity VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Core Equity VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

22	RS Small Cap Core Equity VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

RS Small Cap Core Equity VIP Series	23

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

24	RS Small Cap Core Equity VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Small Cap Core Equity VIP Series	25

Supplemental Information — unaudited (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these

26	RS Small Cap Core Equity VIP Series

broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

RS Small Cap Core Equity VIP Series	27

Supplemental Information — unaudited (continued)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS Small Cap Core Equity VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Small Cap Core Equity VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

30	RS Small Cap Core Equity VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

RS Small Cap Core Equity VIP Series	31

07	ANNUAL REPORT

RS Variable Products Trust

RS Large Cap Value VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Large Cap Value VIP Series

RS Investments (RS) is the investment adviser for the RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value Fund.

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of RS Large Cap Value VIP Series. Mr. Leonard, as the head of the investment management team, oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Digenan and Mr. Hazen, as the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for the Fund.

John Leonard (UBS Global Asset Management (Americas) Inc.)

is the Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole (UBS Global Asset Management (Americas) Inc.)

is the Head of Research — North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan (UBS Global Asset Management (Americas) Inc.)

has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

RS Large Cap Value VIP Series	3

RS Large Cap Value VIP Series (continued)

Scott Hazen (UBS Global Asset Management (Americas) Inc.)

has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

RS Large Cap Value VIP Series seeks to maximize total return, consisting of capital appreciation and current income by investing principally in large capitalization companies.

Investment Process

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of large capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment subadviser, do not reflect the company’s full value. These expectations are based on UBS Global AM’s assessment of a company’s ability to generate profit and grow the business in the future.

Performance

Volatility returned to the U.S. equity market in 2007, starting in late February/early March, continuing in July and August, and culminating in a broader sell-off during the fourth quarter. In all, the broad market, as defined by the Russell 3000® Index4, was up 5.14% in 2007, despite being down -3.34% in the fourth quarter. Large-caps outperformed small-caps, with the Russell 1000® Index5 up 5.77% for the year and down -3.23% for the fourth quarter, while the Russell 2000® Index6 was down -1.57% and down -4.58% for the same periods, respectively. There was a broad spread in returns at the sector level during the year and in the fourth quarter. Sectors such as energy and materials (up 32.4% and 20%, respectively for the year) outperformed as prices for the underlying commodities skyrocketed, while financials significantly underperformed (down -20.84% for the year and -15.04% for the fourth quarter) as investors and the companies themselves grappled with the growing fallout of the subprime mortgage collapse.

As would be expected in periods when financials underperformed the market so dramatically, large value underperformed large growth in the fourth quarter and for the year. This is the first time growth has beaten value in a calendar year since 1999.

The RS Large Cap Value VIP Series slightly outperformed the Russell 1000® Value Index3, returning -5.04% for the fourth quarter and 0.36% for the year 2007, while the index returned -5.80% and -0.17%, respectively.

Portfolio Review

Benefiting the Fund in both the fourth quarter and one year period was the fact that, despite having “large value” style characteristics, the Fund had fewer of those characteristics than the benchmark. This was due largely to the fact that the Fund has less exposure than

4	RS Large Cap Value VIP Series

the benchmark to the poorly performing financial sector, most notably less exposure to real estate investment trusts (REITs), regional banks, and brokers. Additionally, the portfolio has had relatively more exposure to underpriced opportunities in the technology software and healthcare segments of the market.

Detracting from performance during the quarter and the year was the Fund’s underweighting in the very strongly performing energy sector. We have felt for some time that crude oil prices are too high and as they revert to more fundamentally justified levels the energy sector will underperform other opportunities in the market. This did not happen in 2007, but we believe that our positioning in this regard will add value over time.

Stock selection added value in the fourth quarter, but detracted from results for the calendar year. Positive contributors during both periods included financial holdings Northern Trust (1.61%) and Bank of New York Mellon (2.43%), whose capital markets exposure and relatively little exposure to subprime-related issues allowed their stock prices to hold up well compared with others. Also doing well was Borg Warner (1.79%), which is in the auto parts supplies industry and received positive notice from investors due to its focus on improving the fuel efficiency of vehicles globally. Stock-specific detractors during both periods included Sprint Nextel (1.87%), whose operating results have continued to underwhelm investors despite a very strong platform; anti-virus software company Symantec (1.64%); and Fifth Third Bancorp (1.74%), which has had earnings disappointments despite what we view to be a solid deposit-gathering model that should outperform over time.

Outlook

At month-end, we have limited factor exposures in our portfolios because we find that most of the opportunities available in the current market continue to be more bottom-up in nature.

There are three aspects of the Fund going into 2008 that we view to be key to our ability to outperform the benchmark: positioning within the financial sector, and the underweighting in the energy and materials sectors. We are confident that these strategies will benefit our clients going forward.

We continue to find attractive valuations within financials. Our strategy of underweighting smaller, more regional banks, brokers, and real estate has helped, but has been partially offset by our overweighting in the large, more diversified global banking franchises. Based on the stock price volatility in financial stocks over the past few months, it is clear that investors, and in some cases the companies themselves, are having a difficult time correctly evaluating the impact of the credit deterioration and the subprime mortgage fallout on their respective businesses. As new information comes out regarding these companies and their respective exposures, it provides incrementally more clarity to the situation. In the meantime, overreactions affecting stock prices to the downside are common, and the price movement of these global franchises has had a negative impact on the performance of the Fund. We believe this will correct itself over time, as many of these stocks are significantly underpriced relative to their fundamentals. As of yet, the recent events have not caused a measurable change in our U.S. equity portfolio strategy, however, we are continuing to monitor the market closely as its volatility creates opportunities to capitalize on further price/intrinsic value discrepancies. We continue to look for opportunities where we believe that the market has overreacted and where we have strong conviction. This may involve switching names within a sector or across sectors.

Our underweighting in energy is also a key position in the portfolio, and unfortunately this underweighting has contributed to the portfolio’s underperformance over the past several months as energy stocks have continued their very strong performance. Oil prices have been volatile. They are near all-time highs, and continue to be well above our normal assumptions. As demand normalizes, non-OPEC supply continues to grow and major capacity expansions in OPEC come online, we believe that concerns over OPEC spare capacity will lessen. Key swing factors will continue to be China and U.S. demand growth. Data for 2005, 2006, and 2007 show a marked slowdown from 2004, which was the highest

RS Large Cap Value VIP Series	5

RS Large Cap Value VIP Series (continued)

year-over-year demand growth since 1976. We believe that over time as oil prices normalize at lower levels than where we are today, energy stock prices in general will underperform other segments of the U.S. equity market, which is why we are underweighted in the sector. We believe opportunities exist within oil services, as several years of above midcycle oil prices lead to increased spending by major integrated oils, independent exploration and production companies, and national oil companies, and the exposure that we do have to the energy sector tends to be concentrated in those areas.

We remain underweighted the materials sector. We have seen earnings growth driven by the run-up in underlying commodity prices. Demand growth and speculative buying are having an outsized impact on commodity prices. We expect, and are seeing signs of, a significant supply response. Historically, capital expenditures have led output by two years. Capital expenditures have soared since 2005. Over time, we expect commodity prices to fall as supply increases come online and as pure speculators look elsewhere. We expect that the earnings in this sector will deteriorate rapidly when there is a correction in the underlying commodity prices.

We view the overall U.S. equity market to be modestly underpriced, and we continue to maintain 100% of the portfolio’s exposure to the market. Market volatility, while clearly increasing over recent periods, has been unusually low over the past couple of years. We expect there to be a continued return to higher, more normal levels over time.

Sincerely,

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

6	RS Large Cap Value VIP Series

Total Net Assets: $64,736,090	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
General Electric Co.	5.34%
Exxon Mobil Corp.	4.23%
Chevron Corp.	4.01%
Wells Fargo & Co.	3.86%
Citigroup, Inc.	3.53%
Morgan Stanley	3.36%
Exelon Corp.	3.24%
Merck & Co., Inc.	2.73%
AT&T, Inc.	2.66%
Bank of New York Mellon Corp.	2.43%
Total	35.39%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russel 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russel 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $5.1 billion; the median market capitalization was approximately $791.1 million. The index had a total market capitalization range of approximately $520 billion to $178 million. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

6

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS Large Cap Value VIP Series	7

RS Large Cap Value VIP Series (continued)

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1-Year	3-Year	Since Inception
RS Large Cap Value VIP Series	02/03/03	0.36%	9.18%	14.63%
Russell 1000® Value Index[3]		-0.17%	9.32%	15.36%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in RS Large Cap Value VIP Series and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.92%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Large Cap Value VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period* 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$939.20	$4.91	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.14	$5.11	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS Large Cap Value VIP Series	9

Schedule of Investments – RS Large Cap Value VIP Series

December 31, 2007	Shares	Value

Common Stocks — 98.2%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	4,800	$505,248
Northrop Grumman Corp.	9,800	770,672

		1,275,920
Air Freight & Logistics — 1.5%
FedEx Corp.	10,600	945,202

		945,202
Auto Components — 3.9%
BorgWarner, Inc.	24,000	1,161,840
Johnson Controls, Inc.	38,000	1,369,520

		2,531,360
Automobiles — 0.6%
Harley-Davidson, Inc.	8,500	397,035

		397,035
Beverages — 2.0%
Anheuser-Busch Companies, Inc.	15,300	800,802
Constellation Brands, Inc., Class A(1)	20,900	494,076

		1,294,878
Biotechnology — 0.5%
Cephalon, Inc.(1)	4,900	351,624

		351,624
Building Products — 1.4%
Masco Corp.	41,500	896,815

		896,815
Capital Markets — 7.4%
Bank of New York Mellon Corp.	32,318	1,575,826
Morgan Stanley	41,000	2,177,510
Northern Trust Corp.	13,600	1,041,488

		4,794,824
Commercial Banks — 7.5%
City National Corp.	5,300	315,615
Fifth Third Bancorp	44,700	1,123,311
PNC Financial Services Group, Inc.	14,200	932,230
Wells Fargo & Co.	82,700	2,496,713

		4,867,869
Consumer Finance — 0.8%
Discover Financial Services	33,450	504,426

		504,426
Diversified Financial Services — 7.3%
Bank of America Corp.	20,958	864,727
Citigroup, Inc.	77,700	2,287,488
JPMorgan Chase & Co.	35,600	1,553,940

		4,706,155
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	41,400	1,720,584

		1,720,584
Electric Utilities — 7.7%
American Electric Power, Inc.	28,300	1,317,648
Exelon Corp.	25,700	2,098,148

December 31, 2007	Shares	Value

Electric Utilities (continued)
Northeast Utilities	28,900	$904,859
Pepco Holdings, Inc.	22,500	659,925

		4,980,580
Energy Equipment & Services — 3.3%
ENSCO International, Inc.	11,000	655,820
Halliburton Co.	38,600	1,463,326

		2,119,146
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	9,400	655,744

		655,744
Health Care Providers & Services — 2.5%
Medco Health Solutions, Inc.(1)	12,600	1,277,640
UnitedHealth Group, Inc.	5,500	320,100

		1,597,740
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	26,000	1,156,740

		1,156,740
Household Durables — 0.9%
Fortune Brands, Inc.	7,800	564,408

		564,408
Industrial Conglomerates — 5.3%
General Electric Co.	93,200	3,454,924

		3,454,924
Insurance — 3.3%
AFLAC, Inc.	14,800	926,924
Principal Financial Group, Inc.	2,400	165,216
The Hartford Financial Services Group, Inc.	11,800	1,028,842

		2,120,982
Machinery — 3.5%
Illinois Tool Works, Inc.	27,100	1,450,934
PACCAR, Inc.	15,350	836,268

		2,287,202
Media — 4.6%
Comcast Corp., Class A(1)	33,000	602,580
News Corp., Class A	34,100	698,709
Omnicom Group, Inc.	18,700	888,811
R.H. Donnelley Corp.(1)	11,300	412,224
The Interpublic Group of Companies, Inc.(1)	50,400	408,744

		3,011,068
Multi-Utilities — 1.8%
NiSource, Inc.	21,500	406,135
Sempra Energy	12,100	748,748

		1,154,883
Oil, Gas & Consumable Fuels — 10.3%
Chevron Corp.	27,800	2,594,574
Exxon Mobil Corp.	29,200	2,735,748
Patriot Coal Corp.(1)	1,010	42,157
Peabody Energy Corp.	20,700	1,275,948

		6,648,427

The accompanying notes are an integral part of these financial statements.

10	RS Large Cap Value VIP Series

December 31, 2007	Shares	Value

Pharmaceuticals — 7.9%
Bristol-Myers Squibb Co.	15,800	$419,016
Johnson & Johnson	21,300	1,420,710
Merck & Co., Inc.	30,400	1,766,544
Wyeth	33,800	1,493,622

		5,099,892
Road & Rail — 2.1%
Burlington Northern Santa Fe Corp.	16,400	1,364,972

		1,364,972
Software — 1.6%
Symantec Corp.(1)	65,800	1,062,012

		1,062,012
Thrifts & Mortgage Finance — 1.2%
Freddie Mac	23,900	814,273

		814,273
Wireless Telecommunication Services — 1.9%
Sprint Nextel Corp.	92,074	1,208,932

		1,208,932

Total Common Stocks (Cost $50,354,069)		63,588,617

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(2)	2	96
RS Emerging Growth Fund, Class Y(2)	10	400
RS Emerging Markets Fund, Class A(2)	3	96
RS Equity Dividend Fund, Class Y(2)	1	8
RS Global Natural Resources Fund, Class Y(2)	32	1,222
RS Growth Fund, Class Y(2)	23	337
RS Investment Quality Bond Fund, Class A(2)	1	8
RS Investors Fund, Class Y(2)	61	584
RS MidCap Opportunities Fund, Class Y(2)	19	267
RS Partners Fund, Class Y(2)	11	343
RS S&P 500 Index Fund, Class A(2)	1	8
RS Smaller Company Growth Fund, Class Y(2)	11	219
RS Value Fund, Class Y(2)	8	213

Total Other Investments (Cost $3,947)		3,801

December 31, 2007	Principal Amount	Value

Repurchase Agreements — 1.9%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $1,213,273, due 1/2/2008, collateralized by FHLB, 2.75%, due 3/14/2008, with a value of $1,241,175	$1,213,000	$1,213,000

Total Repurchase Agreements (Cost $1,213,000)		1,213,000

Total Investments — 100.1% (Cost $51,571,016)		64,805,418

Other Liabilities, Net — (0.1)%		(69,328)

Total Net Assets — 100.0%		$64,736,090

(1)	Non income-producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	11

Financial Information — RS Large Cap Value VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$64,805,418
Cash and cash equivalents	774
Dividends/interest receivable	113,401
Receivable for investments sold	70,508
Receivable for fund shares subscribed	7,481
Receivable from distributor	1,073
Prepaid expenses	581

Total Assets	64,999,236

Liabilities
Payable for investments purchased	159,234
Payable to adviser	43,469
Payable for fund shares redeemed	28,323
Deferred trustees’ compensation	3,801
Accrued expenses/other liabilities	28,319

Total Liabilities	263,146

Total Net Assets	$64,736,090

Net Assets Consist of:
Paid-in capital	$50,146,555
Accumulated undistributed net investment income	7,577
Accumulated net realized gain from investments	1,347,556
Net unrealized appreciation on investments	13,234,402

Total Net Assets	$64,736,090

Investments, at Cost	$51,571,016

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	5,136,921

Net Asset Value Per Share	$12.60

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$48,673
Dividends	1,562,029

Total Investment Income	1,610,702

Expenses
Investment advisory fees	581,293
Shareholder reports	37,959
Custodian fees	34,776
Professional fees	27,178
Administrative service fees	5,619
Trustees’ fees and expenses	4,360
Other expense	3,703

Total Expenses	694,888
Less: Fee waiver by distributor	(1,073)
Less: Custody credits	(806)

Total Expenses, Net	693,009

Net Investment Income	917,693

Realized Gain and Change in Unrealized Depreciation on Investments
Net realized gain from investments	4,839,716
Net change in unrealized depreciation on investments	(5,299,766)

Net Loss on Investments	(460,050)

Net Increase in Net Assets Resulting from Operations	$457,643

The accompanying notes are an integral part of these financial statements.

12	RS Large Cap Value VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$917,693	$750,221
Net realized gain on investments	4,839,716	4,145,632
Net change in unrealized appreciation/(depreciation) on investments	(5,299,766)	5,758,542

Net Increase in Net Assets Resulting from Operations	457,643	10,654,395

Distributions to Shareholders
Net investment income	(956,695)	(707,156)
Net realized gain on investments	(4,521,620)	(3,959,097)

Total Distributions	(5,478,315)	(4,666,253)

Capital Share Transactions
Proceeds from sales of shares	7,236,010	12,972,894
Reinvestment of distributions	5,478,314	4,666,253
Cost of shares redeemed	(13,589,810)	(11,099,273)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(875,486)	6,539,874

Net Increase/(Decrease) in Net Assets	(5,896,158)	12,528,016

Net Assets

Beginning of year	70,632,248	58,104,232

End of year	$64,736,090	$70,632,248

Accumulated Undistributed Net Investment Income Included in Net Assets	$7,577	$46,579

Other Information:

Shares
Sold	507,917	978,699
Reinvested	436,172	351,103
Redeemed	(956,508)	(838,190)

Net Increase/(Decrease)	(12,419)	491,612

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	13

Financial Information — RS Large Cap Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$13.72	$0.19	$(0.15)	$0.04	$(0.20)	$(0.96)	$(1.16)

Year Ended 12/31/06	12.47	0.16	2.07	2.23	(0.15)	(0.83)	(0.98)

Year Ended 12/31/05	13.35	0.19	1.09	1.28	(0.19)	(1.97)	(2.16)

Year Ended 12/31/04	12.82	0.14	1.57	1.71	(0.14)	(1.04)	(1.18)

Period from 2/3/03[1] to 12/31/03[2]	10.00	0.14	3.06	3.20	(0.14)	(0.24)	(0.38)

The accompanying notes are an integral part of these financial statements.

14	RS Large Cap Value VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.60	0.36%	$64,736	0.98%	0.98%	1.30%	1.30%	34%

13.72	18.29%	70,632	0.98%	0.99%	1.23%	1.22%	41%

12.47	9.63%	58,104	1.02%	1.02%	1.21%	1.21%	40%

13.35	13.74%	73,895	0.97%	0.97%	1.12%	1.12%	41%

12.82	32.07%	58,493	1.08%	1.08%	1.27%	1.27%	48%

[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	15

Notes to Financial Statements — RS Large Cap Value VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Large Cap Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

16	RS Large Cap Value VIP Series

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, effective November 1, 2007, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of 0.78% of the average daily net assets of the Fund. Prior to November 1, 2007, the Fund paid RS Investments an investment advisory fee at an annual rate of 0.83% of its average daily net assets. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible

RS Large Cap Value VIP Series	17

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. Effective November 1, 2007, as compensation for its services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of the Fund’s average daily net assets. Prior to November 1, 2007, RS Investments paid fees to UBS Global AM at an annual rate of 0.43%. Payment of the sub-advisory fees does not represent a separate or additional expense to the Fund.

Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS received fees from RS Investments at an annual rate of 0.042% of the Fund’s average daily net assets. The Agreement was terminated on October 31, 2007, at which time RS Investments began rendering services directly to the Fund at no additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) from exceeding 0.98% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain
2007	$1,509,087	$3,969,228
2006	741,050	3,925,203

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains
$45,566	$1,519,363

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following

18	RS Large Cap Value VIP Series

fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $15,224,087 and $(2,195,683), respectively, resulting in net unrealized appreciation of $13,028,404. The cost of investments for federal income tax purposes at December 31, 2007 was $51,777,014.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $23,777,155 and $29,222,537, respectively, for the year ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RS Large Cap Value VIP Series	19

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20	RS Large Cap Value VIP Series

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Large Cap Value VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Large Cap Value VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Value VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

22	RS Large Cap Value VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912

Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234

Gloria S. Nelund	163,076,808.679	3,821,993.273

Terry R. Otton	163,170,972.244	3,727,829.708

RS Large Cap Value VIP Series	23

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

24	RS Large Cap Value VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

RS Large Cap Value VIP Series	25

Supplemental Information — unaudited (continued)

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker- dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS

26	RS Large Cap Value VIP Series

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Large Cap Value VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

28	RS Large Cap Value VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Large Cap Value VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

30	RS Large Cap Value VIP Series

07	ANNUAL REPORT

RS Variable Products Trust

RS Partners VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Partners VIP Series

Andrew Pilara (RS Investments)

has managed RS Partners VIP Series since October 2006. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

MacKenzie Davis (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

David Kelley (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joe Wolf (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different portfolio management team than the predecessor fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Partners VIP Series	3

RS Partners VIP Series (continued)

Fund Philosophy

RS Partners VIP Series seeks long-term growth. The Fund seeks to increase shareholder capital over the long term by investing in equity securities — principally of companies with market capitalizations of up to $3 billion — using a value methodology combining balance sheet analysis with cash flow analysis.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision scenarios where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

Performance

The RS Partners VIP Series declined by 3.59% during the fourth quarter vs. the benchmark Russell 2000® Value Index3, which fell by 7.28%. For the full year 2007, the Fund was down 2.03% vs. a decline of 9.78% for the benchmark.

4	RS Partners VIP Series

Portfolio Review

Heading into 2007, we believed that the Fund was conservatively positioned, as reflected by comments in our 2006 year end letter:

“We believed valuations were stretched, profit margins were at record levels, credit spreads were narrow, and the implied discount rate of the market was unsustainably low.”

In summary, we felt the relationship between risk and reward was unacceptably disproportionate across much of the market. Despite our conservatism, however, certain Fund investments, primarily in the financial services and consumer sectors, performed below our expectations during 2007.

As long-time readers know, we take little solace in the fact that we outperformed our benchmark. The Fund’s relative performance over the course of the year is reflective, however, of our investment process and philosophy. Our objective as managers of the Fund is not simply to make our clients money, but rather to optimize returns over a multi-year period. When we discuss “optimized returns” we are really speaking of risk adjusted results, with risk defined as the permanent loss of capital, as opposed to share price volatility. Thus, our first objective as fund managers is to not lose our clients’ money.

We recognize and accept that our focus on companies undergoing significant structural change requires a longer-term investment time horizon, and may lead to increased volatility in our returns over shorter time periods. We always draw a distinction between near-term price declines and permanent capital loss. While our willingness to look through short-term volatility may negatively impact current performance, we believe that our investment process and time horizon actually reduce risk, especially during more challenging market environments. Before we invest in a company, we typically disaggregate and examine the business at the unit or project level. We conduct this analysis of unit-level economics so that we can understand returns generated by existing assets as well as the potential for future re-investment. This intimate knowledge, built through our extensive bottom-up analysis, is critical in helping us adequately preserve capital, our first criteria to generating superior, long term, risk-adjusted returns.

We believe that the current market environment will be one where active, fundamental investors should enjoy a significant advantage. We are excited about the opportunities presented to us by the current market, where high quality businesses are not distinguished from lesser ones. This lack of objective measures should accrue to the benefit of those with a reasonable investment framework and time horizon. In addition, we are enthusiastic about the group that we have assembled on the RS Value Team. With 10 of the 12 members possessing a decade or more of industry experience, we remain confident in our team’s ability to successfully implement our consistent and repeatable investment process.

Hard Assets

Within the hard assets space, our analysis attempts to identify those companies with advantaged assets (i.e. assets that can generate above cost of capital returns across a commodity price cycle) and, critically, are of sufficient size such that capital can be reinvested at similarly high rates of return going forward. We seek to purchase these companies at valuations that (1) meet our margin of safety requirement of at least 50% upside to warranted value and (2) have sufficient asymmetry such that the probability of permanent capital loss is more than outweighed by the probability of capital appreciation. We do this work in the context of our assessment of long-term commodity prices, which are derived by project level analysis across the specific cash cost and capital cost curve of a given industry.

As we look toward 2008, we believe there are numerous opportunities in segments such as natural gas, aluminum, certain types of coal, and power markets where cost curves are getting steeper (thereby increasing the advantage of those companies that control the highest quality assets) and where the underlying commodity is trading in close proximity to its marginal cost. However, we recognize that there are risks: to the price of certain

RS Partners VIP Series	5

RS Partners VIP Series (continued)

commodities trading to levels where demand is eroded; to certain service or processing industries where competition will force mean reversion of returns on invested capital; or to more macro-economic factors such as a slowing U.S. economy, a strengthening Chinese currency or on-going political unrest in key regions of the world.

Over the past half-decade, it has been difficult to differentiate between superior stock selection and commodity speculation because of the almost homogenous rise in commodity prices. There are some pundits who are of the opinion that specific commodity prices will continue their rapid ascent. We do not believe, however, that the laws of economics have changed, or that we are in a “new paradigm”. We believe commodity prices will continue to oscillate, sometimes dramatically, around long-term incentive pricing, and the owners of advantaged assets will generate returns well in excess of the performance of the underlying commodity. We continue to seek new and exciting opportunities to own these assets at very attractive valuations, and we look forward to the challenges of applying a strict value-oriented process to the sometimes myopic, always volatile world of commodities and natural resources equities.

Century Aluminum (4.07% of assets as of 12/31/07), performed well for the Fund. Century is an upstream aluminum producer, with a partial interest in an alumina refinery, significant U.S. aluminum smelting capacity, and a growing presence in Iceland. We believe the alumina and U.S. assets are of average quality; and though we think management has done an excellent job of improving overall operational efficiencies, there is little room for improving these facilities’ competitive positions. We believe the Iceland smelters, however, are advantaged due to their access to very inexpensive geothermal and hydropowered electricity. Unlike many segments in the natural resources space, it is access to low-cost electricity, not capital efficiencies, that determines the slope and the shape of the aluminum industry cost curve. In Iceland, we think Century possesses a cost structure that is extremely difficult to replicate. Having visited the Iceland facilities early last year, we gained an enhanced appreciation for their strategic benefits and the strength of both the local and corporate management teams, led by CEO Logan Kruger. We believe that our investment in Century is a prime example of how we often seek to identify structural changes within a company that we believe will lead to sustained higher returns.

A.M. Castle & Co. (1.78%) detracted from the Fund’s performance during the year and in the fourth quarter. The company is a service center that processes and distributes aluminum, alloys, nickel, stainless, carbon, and plastic products. Castle’s metals are sold primarily to the aerospace/defense, heavy equipment, oil and gas, and general equipment industries. Our investment thesis for Castle is predicated on the transformation of the business by CEO Mike Goldberg. Mr. Goldberg joined Castle two years ago from Integris Metals, and has redirected the company’s strategy from commodity metals distribution towards specialty grade, high performance metals augmented by value added processing and supply chain management solutions. With minimal incremental investment, Castle has expanded midcycle margins, and increased asset turns, two critical drivers of return on invested capital for distribution companies. Having recently visited its largest facility in Chicago, we gained a greater appreciation for the company. While we believe investors are focused on temporary inventory build-ups in the aerospace supply chain due to program delays, we maintain that the structural changes occurring at Castle will lead to sustainable, higher returns over the cycle, creating long-term shareholder value.

In addition, while the service center industry remains highly fragmented, we believe that Castle will continue to find prudent opportunities to deploy incremental capital into both domestic and international acquisitions. In September 2006, Castle acquired Transtar, adding exposure to the global aerospace and defense markets with key platforms and customers including Boeing (0.00%) and Airbus (0.00%).

Financials

We maintain our cautious stance on financial stocks due to deteriorating credit conditions and tighter lending standards. We continue to avoid names with significant

6	RS Partners VIP Series

credit exposure and, as such, are finding limited opportunities to deploy new capital into the space. The second half of the year was difficult for financial stocks given the persistence of subprime mortgage credit problems. Moreover, credit deterioration moved beyond sub prime mortgages and into other areas of the credit market. Heightened delinquency and default rates that began last year in the subprime space triggered a quick change in credit underwriting standards. In turn, liquidity, particularly in short-term funding mechanisms, came to a near standstill across the overall debt markets. As a result, financial stocks fell significantly during the latter half of 2007 as the market painted the sector with a very broad brush.

Financial institutions have become even more capital constrained, further dampening the availability of credit. In general, we believe that returns for the group will continue to be under pressure for the foreseeable future and, despite recent revaluations, share prices do not yet fully reflect the more challenging environment. More positively, valuations for some of the better businesses are beginning to fall into our price range, and we will be looking for opportunities to build positions in some of the higher quality businesses during 2008.

Solera Holdings (2.49%) was a positive contributor to the Fund’s performance for both the fourth quarter and full year 2007. The company is the largest provider of software and services for auto insurance claims between insurers and repair facilities. Solera is one of only three players in the U.S. and Canada, and it has the dominant market share position of the non-U.S. business. The firm was purchased from Automatic Data Processing (0.00%) in 2006 by its current CEO and private equity firm GTCR and had its initial public offering in May 2007.

We were attracted to the consistency and durability of Solera’s business model. At the most basic level, Solera makes money by charging fees to insurance companies and body shops for access to its database. Inquiries to the database are triggered by an insurance auto claim. In our opinion, Solera has a “toll” like model, getting paid approximately $20 to $50 per auto accident.

Assured Guaranty (2.24%), an AAA-rated financial guarantor (bond insurer), detracted from the Fund’s fourth quarter performance, though it was more or less flat for the full year. Assured Guaranty insures public and structured finance transactions. Most of the company’s competitors are under severe capital strain as a result of writing Collateralized Debt Obligations (CDOs) with significant exposure to subprime mortgages. By contrast, Assured Guaranty has no exposure to recent vintages.

Our investment thesis called for Assured Guaranty to write new business at significantly higher returns as credit spreads materially widened. In addition, because of the strain on the capital positions of its competitors, we believe the company has a unique opportunity to gain significant market share. During the due diligence process, we analyzed all 86 transactions written by the company that contained some exposure to subprime mortgages, and determined loss probabilities as well as capital depletion from ratings downgrades. We also spoke with several former employees and senior industry executives to understand the company’s underwriting standards and culture, as well as to gain some insights into the possibilities for improving returns on invested capital.

We are encouraged by the fact that Assured Guaranty has taken a very measured approach to managing its capital. At the time we entered this investment, company shares traded at a modest premium to book value. Given Assured Guaranty’s high levels of excess capital and disciplined underwriting standards, we believe that book value will not likely deteriorate going forward. We also note that the company has moved from an AA-rated bond insurer to an AAA credit.

As we move into 2008 and beyond, our outlook for financials remains cautious. We believe that we are still in the early innings of a downtrend in the credit cycle, particularly in the mortgage market. The market has started to reprice risk, which will have an adverse impact on asset growth. Despite the weakness in many financial stocks, we believe that valuations do not yet fully and accurately reflect the underlying fundamentals. During the latter half of 2007, we refined our portfolio, focusing on our

RS Partners VIP Series	7

RS Partners VIP Series (continued)

highest-conviction and most transparent opportunities, while reducing our exposure to lower-conviction investments. Although the recent sell-off in the financials group has created some incremental opportunities, we continue to maintain a cautious stance.

Consumer, Business Services, Health Care, and Technology

We continue to believe that consumer businesses will face a more challenging demand profile going forward, certainly relative to the past several years. As we have stated in the past, we seek to isolate, and manage the Fund’s direct exposure to discretionary consumer spending. Despite our hard work to contain these portfolio risks, capital dedicated to our consumer-oriented stocks adversely affected the Fund during the latter half of 2007. It is clear that we are experiencing a shift in the consumer credit markets, and that this shift will continue to have material consequences for consumer discretionary business models.

During the third quarter, the market continued to discount deteriorating fundamentals in the consumer area and many stocks suffered accordingly. As a result, we checked and re-checked our assumptions to make sure we thoroughly understood risk at the company and industry level across the Fund. Certain “farm team” stocks (by this we mean our watch list of companies where we like the underlying business, but are waiting for the stock price to drop to a level that meets our disciplined valuation metrics) are also getting close to our buy price, a positive byproduct of recent market volatility. Over the next several months, we think that we may get the opportunity to buy some consumer franchises at attractive prices. Within the broad non-industrial, non-financial space, we continue to believe most of our incremental capital will be allocated to niche business services, health care and technology investments.

Copart (1.45%) was a strong performer during the both the fourth quarter and for the full year. Copart is the dominant operator of salvage auto auctions in the United States, with close to a 40% share of the domestic market. The company has high margins, generates exceptional returns on capital, and we believe is run by a superior management team. The business is very predictable, with steady demand, long-standing customer relationships, high barriers to entry, minimal maintenance capital expenditure requirements and, importantly, virtually no sensitivity to macroeconomic conditions.

Our interest in Copart was piqued when the company implemented a significant structural change in its business by conducting internet-only auctions using its proprietary VB2 technology. Previously, all salvage auctions were conducted live. There are two primary advantages to internet-only auctions. First, it attracts more buyers (because they don’t have to be physically present to participate in the auctions — in fact, almost 30% of the buyers are offshore). The increased competition among a larger pool of buyers at the auction also raises the overall selling price, not only increasing Copart’s fees (which are charged as a percentage of the sale price) but also increasing the proceeds to the seller, which helps attract additional customers to Copart’s VB2 platform. Second, Internet-only auctions require much less overhead and, are therefore significantly more profitable.

We did not invest in Copart prior to the implementation of this strategy. We were concerned that buyers would not participate in internet-only auctions because they needed to actually “kick the tires” before buying. As we monitored the company and spoke with buyers and insurance companies, we learned that the VB2 technology was a big and growing success with both buyers and sellers. From the sellers’ perspective, they were happy because gross yields increased by approximately 30%. The buyers were pleased as they could purchase cars without having to actually travel to the sites. This is the type of situation to which we are attracted — a structural change that takes place in an already dominant franchise that results in not only higher returns for the company, but also higher returns for its customers.

In addition, we believe that the recent acquisitions of U.K.-based Universal Salvage (0.00%) and Century Salvage (0.00%) provide Copart with an attractive growth platform as it applies its Internet-only auction

8	RS Partners VIP Series

model first to the relatively immature U.K. market and ultimately to mainland Europe.

ACI Worldwide (2.41%) was a detractor to the Fund’s fourth quarter and full year returns. ACI is a global provider of electronic payments software used by financial institutions, large retailers and electronic payment processors. ACI’s software handles the authentication, routing, clearing, and settlement of payment transactions such as debit cards, credit cards, smart cards, and wire transfers. In return for its services, ACI essentially collects a small toll for each of the millions of transactions that it helps process. ACI’s software is currently installed in over 1,990 processing systems across 83 countries throughout the world.

We were drawn to this business because of its resilient business model (mission critical debit transactions are projected to grow at a compound annual growth rate of 15% over the next five years). We also believe it has an incredibly sticky installed user base that creates predictable, recurring, high-margin revenue streams; a stellar balance sheet with a net cash position; improving margins, and well protected downside. We were able to purchase this franchise at a material discount to our estimate of warranted value when ACI’s stock underperformed due to non-fundamental reasons.

Team

Over the past several years our team has grown. We have followed the advice we give our management teams, investing heavily in hiring and developing our most precious resource — our people. To that end, we recently hired Scott Hartman as a client portfolio manager. Scott will both provide investment analysis and will also serve as an additional information resource to our clients. Prior to joining us in the fall, Scott was a Partner at Blum Capital Partners, a San Francisco-based value shop, where he spent over six years managing the firm’s Capital Markets activities. Previously, Scott served as the CFO of several public and private companies. We are delighted to have Scott as the newest member of our team.

As we enter 2008, the RS Value Team has an investment staff of 12. Interestingly, as we have added additional people, the number of unique positions managed by the group has actually declined. These personnel additions were made to strengthen our team so that we can further increase our knowledge and understanding of our portfolio companies. We are firm believers that, in the final analysis, knowledge is the best risk mitigant.

Outlook

Over the past several quarters, investors’ and companies’ access to credit has been rationed and we believe this curtailment will lead to less speculation and risk taking. Although long overdue and painful, we expect the resulting change will produce a much healthier investment environment. It appears that we are going back to the basics of fundamental investing where unlevered, risk-adjusted economic returns determine stock performance.

Recent market volatility coupled with our focus on downside protection and capital preservation have given us the opportunity to replace the more vulnerable business models within the portfolio with higher quality franchises. We have been and will continue to add to existing positions where we have the highest conviction. In addition, over the next several months we hope to purchase stock in companies that are on our “farm team”. These companies, which possess strong fundamentals and are managed with an eye towards long-term value creation, are now closer to meeting our valuation criteria. As market volatility persists, we expect to continue to see some very attractive opportunities to increase existing positions or add new names to the Fund.

RS Partners VIP Series	9

RS Partners VIP Series (continued)

Year end letters are our opportunity to communicate to our shareholders and to reinforce the basic tenets of our group. Despite a volatile year, our confidence in the “3 P’s”: people, process and philosophy remain unchanged:

➢	Returns-based investing. We focus on identifying structural changes that will drive a sustained increase in a company’s return on invested capital.

➢	Exhaustive due diligence. Our 12 investment professionals seek to know our businesses as well as anyone in the market.

➢	Team-oriented investing. We have at least two and usually three professionals analyzing each investment. We believe this leads to better analysis and identification of potential risks.

➢	Optimize risk-adjusted returns. We focus on downside protection and insure that we have an adequate margin of safety in each investment.

As always, we thank you for your patience and continued support.

Sincerely,

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

10	RS Partners VIP Series

Total Net Assets: $20,816,076	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Key Energy Services, Inc.	5.31%
Peabody Energy Corp.	5.24%
Allegheny Technologies, Inc.	4.86%
Century Aluminum Co.	4.07%
Coinstar, Inc.	4.03%
Carter’s, Inc.	3.91%
Scientific Games Corp.	3.83%
Liberty Global, Inc.	3.79%
Hanover Insurance Group, Inc.	3.04%
MI Developments, Inc.	2.91%
Total	40.99%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS Partners VIP Series	11

RS Partners VIP Series (continued)

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1-Year		3-Year	Since Inception
RS Partners VIP Series	02/03/03	–	2.03%	3.74%	12.61%
Russell 2000® Value Index[3]		–	9.78%	5.27%	16.88%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different portfolio management team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.32%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

12	RS Partners VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/1/07-12/31/07	Expenses Ratio During Period* 07/1/07-12/31/07
Based on Actual Return	$1,000.00	$883.20	$6.46	1.36%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.92	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS Partners VIP Series	13

Schedule of Investments – RS Partners VIP Series

December 31, 2007	Shares	Value

Common Stocks — 88.5%
Air Transport — 0.4%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR(1)	3,280	$82,394
Grupo Aeroportuario del Sureste, S.A.B. de C.V., ADR(1)	100	6,122

		88,516
Aluminum — 4.1%
Century Aluminum Co.(2)	15,700	846,858

		846,858
Auto Parts – After Market — 1.3%
Commercial Vehicle Group, Inc.(2)	18,200	263,900

		263,900
Banks – Outside New York City — 2.5%
Hancock Holding Co.	7,200	275,040
UMB Financial Corp.	6,300	241,668

		516,708
Cable Television Services — 3.8%
Liberty Global, Inc., Class A(2)	7,600	297,844
Liberty Global, Inc., Series C(2)	13,400	490,306

		788,150
Casinos & Gambling — 3.8%
Scientific Games Corp., Class A(2)	24,000	798,000

		798,000
Coal — 5.2%
Peabody Energy Corp.	17,700	1,091,028

		1,091,028
Computer Services, Software & Systems — 6.3%
ACI Worldwide, Inc.(2)	26,400	502,656
Quest Software, Inc.(2)	15,400	283,976
Solera Holdings, Inc.(2)	20,950	519,141

		1,305,773
Education Services — 3.3%
Bright Horizons Family Solutions, Inc.(2)	7,900	272,866
Corinthian Colleges, Inc.(2)	26,300	405,020

		677,886
Electronics – Medical Systems — 3.7%
Advanced Medical Optics, Inc.(2)	23,800	583,814
eResearch Technology, Inc.(2)	15,300	180,846

		764,660
Electronics – Semiconductors & Components — 1.2%
Atmel Corp.(2)	58,700	253,584

		253,584
Entertainment — 2.3%
Lions Gate Entertainment Corp.(2)	51,900	488,898

		488,898
Insurance – Multi-Line — 5.3%
Assured Guaranty Ltd.	17,600	467,104
Hanover Insurance Group, Inc.	13,800	632,040

		1,099,144
Insurance – Property & Casualty — 2.4%
Employers Holdings, Inc.	30,110	503,138

		503,138

December 31, 2007	Shares	Value

Machinery – Oil/Well Equipment & Services — 5.3%
Key Energy Services, Inc.(2)	76,800	$1,105,152

		1,105,152
Medical & Dental Instruments & Supplies — 1.5%
The Cooper Cos., Inc.	8,100	307,800

		307,800
Medical Services — 2.5%
Magellan Health Services, Inc.(2)	11,100	517,593

		517,593
Metal Fabricating — 0.9%
Mueller Water Products, Inc.	9,600	91,392
Mueller Water Products, Inc., Class B	9,200	91,724

		183,116
Metals & Minerals – Miscellaneous — 1.8%
A.M. Castle & Co.	13,660	371,415

		371,415
Real Estate — 3.9%
DuPont Fabros Technology, Inc.	5,260	103,096
MI Developments, Inc., Class A	21,700	604,779
Quadra Realty Trust, Inc.	13,210	106,208

		814,083
Real Estate Investment Trusts — 3.8%
Annaly Capital Management, Inc.	9,600	174,528
BioMed Realty Trust, Inc.	14,200	329,014
CapLease, Inc.	12,410	104,492
Meruelo Maddux Properties, Inc.(2)	45,440	181,760

		789,794
Rental & Leasing Services – Consumer — 2.0%
Aaron Rents, Inc.	22,200	427,128

		427,128
Restaurants — 2.2%
Triarc Cos., Inc., Class B	51,500	451,140

		451,140
Services – Commercial — 8.1%
Coinstar, Inc.(2)	29,800	838,870
Copart, Inc.(2)	7,100	302,105
Corrections Corp. of America(2)	18,500	545,935

		1,686,910
Steel — 4.8%
Allegheny Technologies, Inc.	11,700	1,010,880

		1,010,880
Textile – Apparel Manufacturers — 3.9%
Carter’s, Inc.(2)	42,100	814,635

		814,635
Utilities – Electrical — 2.2%
NorthWestern Corp.	15,800	466,100

		466,100

Total Common Stocks (Cost $18,695,799)		18,431,989

The accompanying notes are an integral part of these financial statements.

14	RS Partners VIP Series

December 31, 2007	Shares		Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	1		$30
RS Emerging Growth Fund, Class Y(3)	3		126
RS Emerging Markets Fund, Class A(3)	1		30
RS Equity Dividend Fund, Class Y(3)	—	(4)	2
RS Global Natural Resources Fund, Class Y(3)	10		384
RS Growth Fund, Class Y(3)	7		106
RS Investment Quality Bond Fund, Class A(3)	—	(4)	2
RS Investors Fund, Class Y(3)	19		184
RS MidCap Opportunities Fund, Class Y(3)	6		84
RS Partners Fund, Class Y(3)	4		108
RS S&P 500 Index Fund, Class A(3)	—	(4)	2
RS Smaller Company Growth Fund, Class Y(3)	3		69
RS Value Fund, Class Y(3)	3		67

Total Other Investments (Cost $1,239)			1,194

	Principal Amount		Value
Repurchase Agreements — 11.5%
State Street Bank and Trust Co. Repurchase Agreement, 4.05%, dated 12/31/2007, maturity value of $2,392,538 due 1/2/2008, collateralized by FNMA, 6.25%, due 5/15/2029, with a value of $2,441,019	$2,392,000		2,392,000

Total Repurchase Agreements (Cost $2,392,000)			2,392,000

Total Investments — 100.0% (Cost $21,089,038)			20,825,183

Other Liabilities, Net — 0.0%			(9,107)

Total Net Assets — 100.0%			$20,816,076

(1)	ADR — American Depositary Receipt.
(2)	Non income-producing security.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Rounds to less than one share.

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	15

Financial Information — RS Partners VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$18,433,183
Repurchase agreements	2,392,000
Cash and cash equivalents	287
Foreign currency, at value	202
Dividends/interest receivable	14,997
Receivable for investments sold	14,663
Receivable for fund shares subscribed	5,399
Due from distributor	19,445
Prepaid expenses	170

Total Assets	20,880,346

Liabilities
Payable for fund shares redeemed	20,681
Payable to adviser	17,850
Deferred trustees’ compensation	1,194
Payable for investments purchased	208
Accrued shareholder reports expense	8,736
Accrued audit fees	8,044
Accrued custodian fees	6,994
Accrued expenses/other liabilities	563

Total Liabilities	64,270

Total Net Assets	$20,816,076

Net Assets Consist of:
Paid-in capital	$20,749,510
Accumulated undistributed net investment loss	(1,194)
Accumulated net realized gain from investments and foreign currency transactions	331,606
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(263,846)

Total Net Assets	$20,816,076

Investments, at Cost	$21,089,038

Foreign Currency, at Cost	$193

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	1,900,722

Net Asset Value Per Share	$10.95

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$105,491
Dividends	169,389
Withholding taxes on foreign dividends	(2,255)

Total Investment Income	272,625

Expenses
Investment advisory fees	222,184
Custodian fees	55,848
Shareholder reports	33,361
Professional fees	17,682
Administrative service fees	1,735
Trustees’ fees and expenses	1,374
Insurance expense	885
Other expense	37

Total Expenses	333,106
Less: Fee waiver by distributor	(30,755)
Less: Custody credits	(122)

Total Expenses, Net	302,229

Net Investment Income	(29,604)

Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain from investments	1,046,320
Net realized gain from foreign currency transactions	639
Net change in unrealized depreciation on investments	(1,427,876)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	12

Net Loss on Investments and Foreign Currency Transactions	(380,905)

Net Decrease in Net Assets Resulting from Operations	$(410,509)

The accompanying notes are an integral part of these financial statements.

16	RS Partners VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income/(loss)	$(29,604)	$57,965
Net realized gain from investments and foreign currency transactions	1,046,959	3,718,315
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,427,864)	(1,705,566)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(410,509)	2,070,714

Distributions to Shareholders
Net investment income	—	(48,181)
Net realized gain on investments	(943,956)	(3,930,666)

Total Distributions	(943,956)	(3,978,847)

Capital Share Transactions
Proceeds from sales of shares	3,465,047	5,153,609
Reinvestment of distributions	943,956	3,978,847
Cost of shares redeemed	(4,576,269)	(9,289,169)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(167,266)	(156,713)

Net Decrease in Net Assets	(1,521,731)	(2,064,846)

Net Assets

Beginning of year	22,337,807	24,402,653

End of year	$20,816,076	$22,337,807

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(1,194)	$12,486

Other Information:

Shares
Sold	285,012	390,612
Reinvested	86,920	333,885
Redeemed	(379,172)	(692,456)

Net Increase/(Decrease)	(7,240)	32,041

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	17

Financial Information — RS Partners VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$11.71	$(0.02)	$(0.22)	$(0.24)	$—	$(0.52)	$(0.52)

Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)

Year Ended 12/31/05	13.97	0.02	0.57	0.59	(0.02)	(1.53)	(1.55)

Year Ended 12/31/04	12.94	0.04	2.32	2.36	(0.04)	(1.29)	(1.33)

Period From 02/3/03[1] to 12/31/03[2]	10.00	0.04	3.50	3.54	(0.04)	(0.56)	(0.60)

The accompanying notes are an integral part of these financial statements.

18	RS Partners VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.95	(2.03)%	$20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%

11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%

13.01	4.22%	24,403	1.41%	1.41%	0.10%	0.10%	97%

13.97	18.52%	25,310	1.36%	1.36%	0.33%	0.33%	71%

12.94	35.39%	16,884	1.68%	1.68%	0.42%	0.42%	75%

[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	19

Notes to Financial Statements — RS Partners VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

20	RS Partners VIP Series

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Partners VIP Series	21

Notes to Financial Statements — RS Partners VIP Series (continued)

Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS received fees from RS Investments at an annual rate of 0.042% of the Fund’s average daily net assets. The Agreement was terminated on October 31, 2007, at which time RS Investments began rendering services directly to the Fund at no additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) from exceeding 1.36% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain
2007	$846,902	$97,054
2006	419,473	3,559,374

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains
$152,808	$271,994

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $1,678,855 and $(2,035,906), respectively, resulting in net unrealized depreciation of $(357,051). The cost of investments for federal income tax purposes at December 31, 2007 was $21,182,234.

22	RS Partners VIP Series

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $14,752,178 and $14,660,005, respectively, for the year ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risks; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

RS Partners VIP Series	23

Notes to Financial Statements — RS Partners VIP Series (continued)

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

24	RS Partners VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Partners VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

RS Partners VIP Series	25

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

26	RS Partners VIP Series

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13—14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Partners VIP Series	27

Supplemental Information — unaudited (continued)

specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary

28	RS Partners VIP Series

adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

RS Partners VIP Series	29

Supplemental Information — unaudited (continued)

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Invest-ments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	RS Partners VIP Series

This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Partners VIP Series	31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006- March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

32	RS Partners VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Partners VIP Series	33

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

34	RS Partners VIP Series

07	ANNUAL REPORT

RS Variable Products Trust

RS Asset Allocation VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Asset Allocation VIP Series

Jonathan C. Jankus (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series since 1999*. Mr. Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series since 2004*. Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

RS Asset Allocation VIP Series seeks long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund’s investments.

Investment Process

The Fund currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Fund allocates its assets among three broad asset classes: U.S. common stocks and convertible securities; investment-grade bonds and other debt securities; and cash and money market instruments. Guardian Investor Services LLC uses its own theoretical models to evaluate information about the economy and the markets to provide “signals” for portfolio allocations. Distribution by asset classes fluctuates from a “neutral position” of 60% allocated to equity and 40% allocated to debt; however, there are no percentage limitations on the amount to be allocated to any asset class.

Performance

For the year ended December 31, 2007, the RS Asset Allocation VIP Series’ return was 5.23%, which lagged the 6.22% return of its not-quite-passive composite benchmark (60% of which is represented by the S&P 500® Index2 and 40% by the Lehman Brothers Aggregate Bond Index3 rebalanced monthly without expenses or trading costs) by 0.99%.

This setback occurred entirely during the fourth quarter, during which the Fund’s return of -2.40% fell 1.60% behind the benchmark’s return of -0.80%.

Portfolio Review

Stock market returns were negative, with the S&P 500 Index earning a total return of -3.33% during the fourth quarter in spite of a 1.59% increase in October.

During the third quarter, we were concerned about continuing weakness in the sub-prime mortgage loan market and the effect that tightening credit requirements might have on an already weakened housing market. News of large hedge fund losses added fuel to the fire

RS Asset Allocation VIP Series	3

RS Asset Allocation VIP Series (continued)

and market volatility soared. To the relief of many, the Federal Reserve Board cut its discount rate twice (in August and September) and cut the federal funds rate by a healthy 0.50%, bringing it to 4.75%.

In the fourth quarter, the federal funds rate was reduced by a further 0.50% to 4.25% but to no avail. Consensus expectations for 2008 gross domestic product growth continued to plummet to just above 2.00%, compared to nearly 3.00% at the beginning of the year. Simultaneously, corporate profit growth expectations for 2008 declined from 6.00% at the beginning of the year to just 2.40%.

Our model is value-oriented in that it looks at quantitative measures of relative value between the stock and government bond markets. We have been overweighted in stocks compared to the composite benchmark and have held no bonds at all due to their low yields. During the fourth quarter, not only did stocks decline but bonds rallied due to declining economic growth expectations (in particular, the Lehman Brothers Aggregate Bond Index increased by 3.00% during the fourth quarter). This has happened before in non-value-oriented markets. Using the S&P/Citigroup indices as an example, during the fourth quarter of 2007 value stocks underperformed growth stocks by over 4.00%. We feel our models have tended to work best when value investments have outperformed growth investments, which has been the case, on average, in the past.

Outlook

We believe most signs indicate continuing modest economic growth, which we hope will continue to sustain corporate profits at modestly positive levels. A risk on the horizon is the extent to which corporate interest rates will rise in the near term due to concerns about credit quality; in our view, it is not at all clear that all of the bad news is out with regard to corporate portfolio holdings. Crude oil prices are nearly double where they were a year ago. Rate reductions by the Fed seek to calm the markets, but the Fed’s flexibility could be limited going forward. In addition, weak housing data seems to indicate continuing declines in home prices, which we believe may lead to a decline in consumer confidence.

On a relative basis at least, consensus expectations for U.S. gross domestic product growth are still above that for Japan or Europe. Unfortunately, inflation expectations are higher than for Japan and Europe as well. The volatility in the currency markets has reflected this mixed picture. Add to this the uncertainty of an election year in which neither party has a clear front runner, and we have the recipe for an extremely interesting year ahead.

On balance we remain optimistic, thanks primarily to low interest rates. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested nearly 100% in stocks. This compares with our “neutral” position of 60% stocks and 40% bonds. We believe that our quantitative model continues to reflect our disciplined approach.

We intend to stay the course and we thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4	RS Asset Allocation VIP Series

Total Net Assets: $49,931,459	Data as of December 31, 2007

Portfolio Composition by Asset Class[1]

1	The investment allocation in the pie chart reflects the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund’s Schedule of Investments. Cash includes short-term investments and net other assets and liabilities.

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Asset Allocation VIP Series	09/15/99	5.23%	7.57%	11.89%	4.41%
Custom Index: 60% S&P 500® Index[2], 40% Lehman Brothers Aggregate Bond Index[3]		6.22%	7.07%	9.51%	4.59%
S&P 500® Index[2]		5.49%	8.62%	12.83%	2.98%
Lehman Brothers Aggregate Bond Index[3]		6.97%	4.56%	4.42%	6.32%

2

The S&P 500® is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.90%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Asset Allocation VIP Series	5

RS Asset Allocation VIP Series (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago on 09/15/99 in RS Asset Allocation VIP Series, the Lehman Brothers Aggregate Bond Index, the S&P 500® Index, and a Custom Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.90%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Asset Allocation VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$992.80	$2.07	0.41%
Based on Hypothetical Return (5% return Before Expenses)	$1,000.00	$1,023.13	$2.10	0.41%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half-year period).

RS Asset Allocation VIP Series	7

Schedule of Investments – RS Asset Allocation VIP Series

December 31, 2007	Shares	Value
Mutual Fund — 76.2%
Funds — 76.2%
RS S&P 500 Index VIP Series(1)(2)	3,552,016	$38,042,088

Total Mutual Fund (Cost $32,321,257)		38,042,088

	Principal Amount	Value
U.S. Government Securities — 1.5%
U.S. Treasury Bills — 1.5%
United States Treasury Bill
2.865% due 3/20/2008(3)	$20,000	19,874
2.873% due 3/6/2008(3)	20,000	19,896
2.98% due 2/21/2008(3)	600,000	597,467
3.058% due 2/28/2008(3)	50,000	49,754
3.095% due 2/7/2008(3)	20,000	19,936
3.112% due 3/27/2008(3)	20,000	19,851
3.708% due 1/31/2008(3)	30,000	29,719
		756,497

Total U.S. Government Securities (Cost $756,497)		756,497

	Shares	Value
Other Investments - For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	1	70
RS Emerging Growth Fund, Class Y(4)	7	289
RS Emerging Markets Fund, Class A(4)	2	69
RS Equity Dividend Fund, Class Y(4)	1	6
RS Global Natural Resources Fund, Class Y(4)	23	872
RS Growth Fund, Class Y(4)	17	243
RS Investment Quality Bond Fund, Class A(4)	1	6
RS Investors Fund, Class Y(4)	44	421
RS MidCap Opportunities Fund, Class Y(4)	13	192
RS Partners Fund, Class Y(4)	8	248
RS S&P 500 Index Fund, Class A(4)	1	6
RS Smaller Company Growth Fund, Class Y(4)	8	158
RS Value Fund, Class Y(4)	6	155

Total Other Investments (Cost $2,840)		2,735

December 31, 2007	Principal Amount	Value
Repurchase Agreements — 22.6%
Lehman Brothers Repurchase Agreement, 3.90% dated 12/31/2007, maturity value of $6,001,300 due 1/2/2008, collateralized by FNMA, 4.375%, due 9/13/2010, with a value of $6,120,000	$6,000,000	$6,000,000
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $5,258,183 due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $5,364,681	5,257,000	5,257,000

Total Repurchase Agreements (Cost $11,257,000)		11,257,000

Total Investments — 100.3% (Cost $44,337,594)		50,058,320

Other Liabilities, Net — (0.3)%		(126,861)

Total Net Assets — 100.0%		$49,931,459

(1)	Affiliated issuer. See 2c in Notes to Financial Statements.
(2)	The RS S&P 500 Index VIP Series schedule of investments, financial statements and financial highlights are included herein.
(3)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	31	3/2008	$11,448	$(312,868)

The accompanying notes are an integral part of these financial statements.

8	RS Asset Allocation VIP Series

Financial Information — RS Asset Allocation VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$759,232
Investments in affiliated issuer, at value	38,042,088
Repurchase agreements, at value	11,257,000
Cash and cash equivalents	973
Receivable for fund shares subscribed	1,867
Interest receivable	1,337
Prepaid expenses	367

Total Assets	50,062,864

Liabilities
Payable for variation margin	64,325
Payable for fund shares redeemed	18,667
Payable to adviser	5,205
Deferred trustees’ compensation	2,735
Payable for investments purchased	496
Accrued expenses/other liabilities	39,977

Total Liabilities	131,405

Total Net Assets	$49,931,459

Net Assets Consist of:
Paid-in capital	$46,489,554
Distributions in excess of net investment income	(1,048)
Accumulated net realized loss on investments and futures contracts	(1,964,905)
Net unrealized appreciation on investments and futures contracts	5,407,858

Total Net Assets	$49,931,459

Investments, at Cost, includes $32,321,257 of Investments in affiliated issuer	$44,337,594

Pricing of Shares

Shares of Beneficial Interest Outstanding with no par value	4,687,737

Net Asset Value Per Share	$10.65

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$653,609
Dividends	197
Dividends, affiliated issuer	660,997

Total Investment Income	1,314,803

Expenses
Investment advisory fees	255,403
Shareholder reports	45,798
Custodian fees	30,880
Professional fees	22,885
Administrative service fees	4,009
Trustees’ fees and expenses	3,082
Insurance expense	1,871
Other expense	1,703

Total Expenses	365,631
Less: Fee waiver by adviser	(189,691)
Less: Custody credits	(64)

Total Expenses, Net	175,876

Net Investment Income	1,138,927

Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized gain from futures contracts	587,351
Net change in unrealized appreciation on investments in affiliate	1,225,207
Net change in unrealized depreciation on investments	(104)
Net change in unrealized depreciation on futures contracts	(317,458)

Net Gain on Investments and Futures Contracts	1,494,996

Net Increase in Net Assets Resulting from Operations	$2,633,923

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series	9

Financial Information — RS Asset Allocation VIP Series (continued)

Statement of Changes in Net Assets

For the Year Ended 12/31/07

For the Year Ended 12/31/06

Operations

Net investment income

$
1,138,927

$
1,091,227

Net realized gain from investments

587,351

491,346

Net change in unrealized appreciation on investments and futures contracts

907,645

4,389,204

Net Increase in Net Assets Resulting from Operations

2,633,923

5,971,777

Distributions to Shareholders

Net investment income

(1,152,659
)

(1,766,357
)

Total Distributions

(1,152,659
)

(1,766,357
)

Capital Share Transactions

Proceeds from sales of shares

3,709,484

4,771,257

Reinvestment of distributions

1,152,659

1,772,453

Cost of shares redeemed

(6,370,185
)

(7,079,744
)

Net Decrease in Net Assets Resulting from Capital Share Transactions

(1,508,042
)

(536,034
)

Net Increase/(Decrease) in Net Assets

(26,778
)

3,669,386

Net Assets

Beginning of Year

49,958,237

46,288,851

End of Year

$
49,931,459

$
49,958,237

Distributions in Excess of Net Investment Income Included in Net Assets

$
(1,048
)

$
—

Accumulated Undistributed Net Investment Income Included in Net Assets

$
—

$
12,683

Other Information:

Shares

Sold

345,570

479,546

Reinvested

108,741

180,790

Redeemed

(589,909
)

(716,879
)

Net Decrease

(135,598
)

(56,543
)

The accompanying notes are an integral part of
these financial statements.

10

RS Asset Allocation VIP Series

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RS Asset Allocation VIP Series

11

Financial Information — RS Asset Allocation VIP Series (continued)

The financial highlights table is intended to
help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost)
on an investment in the Fund (assuming reinvestment of distributions).

Financial Highlights

Net Asset Value, Beginning of Period

Net Investment Income/(Loss)

Net Realized and Unrealized Gain/(Loss)

Total Operations

Distributions From Net Investment Income

Distributions From Net Realized Capital Gains

Total Distributions

Year Ended 12/31/07

$
10.36

$
0.24

$
0.30

$
0.54

$
(0.25
)

$
—

$
(0.25
)

Year Ended 12/31/06

9.49

0.23

1.01

1.24

(0.37
)

—

(0.37
)

Year Ended 12/31/05

9.16

0.19

0.21

0.40

(0.07
)

—

(0.07
)

Year Ended 12/31/04

8.40

0.13

0.74

0.87

(0.11
)

—

(0.11
)

Year Ended 12/31/03

6.78

0.10

1.76

1.86

(0.24
)

—

(0.24
)

The accompanying notes are an integral part of
these financial statements.

12

RS Asset Allocation VIP Series

Net Asset Value, End of Period

Total[4] Return

Net Assets, End of Period (000s)

  Net Ratio of Expenses to Average
Net Assets[3]

  Gross Ratio of Expenses to Average
Net Assets

  Net Ratio of Net Investment Income to Average
Net Assets[3]

  Gross Ratio of Net Investment Income to Average
Net Assets

Portfolio Turnover Rate

$10.65

5.23%

$
49,931

0.34%
[1]

0.72%

2.23%

1.85%

0%

10.36

13.37%

49,958

0.31%
[1]

0.68%
[2]

2.32%

1.95%

0%

9.49

4.36%

46,289

0.38%
[1]

0.51%
[2]

1.75%

1.62%

2%

9.16

10.31%

55,927

0.31%
[1]

0.53%
[2]

1.52%

1.30%

0%

8.40

27.70%

48,980

0.29%
[1]

0.54%
[2]

1.51%

1.26%

0%

Distributions reflect actual per-share amounts distributed for the period.

[1]
Amounts do not include expenses of the underlying fund.

[2]
  Amounts include expenses of the underlying fund, except for investment advisory and distribution fees.

[3]
  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]
  Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series

13

Notes to Financial Statements — RS Asset Allocation VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS
Asset Allocation VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The
Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.

Significant Accounting Policies

The following accounting policies of the Fund are in
conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported
sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). For

eign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940
Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s
Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S.
markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally are determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal
course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

14

RS Asset Allocation VIP Series

From time to time, however, the Fund may choose to pay
an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are
maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract.
Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

f.  Investment Income

Dividend income is
generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a
specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement
with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

Distributions from net investment income and
net realized capital gains, if any, will be declared and distributed at least annually. All dividends to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other
funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts

RS Asset Allocation VIP Series

15

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

Note 2.

Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS
Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of the Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of 0.50% of the average daily net assets of the Fund. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has agreed to waive the advisory fee with regard to the portion of the Fund’s assets that are invested in other funds managed by RS Investments.

RS Investments has
entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund that are invested directly in securities. Payment of the sub- investment advisory fees does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) from exceeding 0.68% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust,
who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the
“Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds.
The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the
Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Affiliated Issuers

If the Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Fund’s transactions in the securities of affiliated issuers for the year ended December 31, 2007 is listed below:

Fund

Issuer

Number of Shares or Principal Amount Held at Beginning of Period

Gross Additions

Gross Reductions

Number of Shares or Principal Amount at End of Period

Income

Value

RS Asset Allocation VIP Series

RS S&P 500 Index VIP Series

3,489,950

62,066

—

3,552,016

$
660,997

$
38,042,088

16

RS Asset Allocation VIP Series

Note 3.

Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

Ordinary Income

2007

$
1,152,659

2006

$
1,766,357

Income and capital gain distributions are
determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as
of December 31, 2007 were as follows:

Undistributed Ordinary Income

Undistributed Long-Term Capital Gain

$
1,685

$
—

During any particular year, net realized gains
from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring

2008

2009

2010

Total

$
—

$
—

$
2,277,779

$
2,277,779

During the year ended December 31, 2007, the
Fund utilized capital loss carryover of $269,893.

Under the current income tax law, net
capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $5,720,896 and $(169), respectively, resulting in net unrealized appreciation of $5,720,727. The cost of investments for federal income tax purposes at December 31, 2007 was $44,337,594.

Note 4.

Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $660,997 and $0, respectively, for the year ended December
31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk;
adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

d.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker-dealers to bor-

RS Asset Allocation VIP Series

17

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

row funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, the Fund segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

e.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs)
in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in the future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the replacement securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM
L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the
“SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during
2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which it has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the

18

RS Asset Allocation VIP Series

SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at
www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated has complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b),
36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b)
and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the
Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act;
Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and
Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.

New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48
permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1,
2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this

RS Asset Allocation VIP Series

19

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157,
“Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

20

RS Asset Allocation VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Asset Allocation VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Asset Allocation VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

Prior to
January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

RS Asset Allocation VIP Series

21

Financial Information for RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series currently
invests in RS S&P 500 Index VIP Series; therefore, the financial statements for RS S&P 500 Index VIP Series are included on the following pages.

22

RS Asset Allocation VIP Series

Schedule of Investments — RS S&P 500 Index VIP Series

December 31, 2007

Shares

Value

Common Stocks — 97.4%

Aerospace & Defense — 2.8%

General Dynamics Corp.

8,896

$
791,655

Goodrich Corp.

2,074

146,445

Honeywell International, Inc.

16,604

1,022,308

L-3 Communications Holdings, Inc.

2,900

307,226

Lockheed Martin Corp.

7,403

779,240

Northrop Grumman Corp.

8,930

702,255

Precision Castparts Corp.

2,900

402,230

Raytheon Co.

10,352

628,367

Rockwell Collins, Inc.

2,736

196,910

The Boeing Co.

16,441

1,437,930

United Technologies Corp.

20,200

1,546,108

7,960,674

Air Freight & Logistics — 0.9%

C.H. Robinson Worldwide, Inc.

3,400

184,008

Expeditors International of Washington, Inc.

4,400

196,592

FedEx Corp.

6,394

570,153

United Parcel Service, Inc., Class B

22,059

1,560,012

2,510,765

Airlines — 0.1%

Southwest Airlines Co.

18,199

222,028

222,028

Auto Components — 0.2%

Johnson Controls, Inc.

12,264

441,994

The Goodyear Tire & Rubber Co.(1)

4,322

121,967

563,961

Automobiles — 0.3%

Ford Motor Co.(1)

36,944

248,633

General Motors Corp.

11,434

284,592

Harley-Davidson, Inc.

5,221

243,873

777,098

Beverages — 2.4%

Anheuser-Busch Companies, Inc.

15,462

809,281

Brown-Forman Corp., Class B

2,046

151,629

Coca-Cola Enterprises, Inc.

8,124

211,468

Constellation Brands, Inc., Class A(1)

3,500

82,740

Molson Coors Brewing Co., Class B

3,682

190,065

Pepsi Bottling Group, Inc.

4,264

168,257

PepsiCo, Inc.

32,971

2,502,499

The Coca-Cola Co.

42,764

2,624,427

6,740,366

Biotechnology — 1.1%

Amgen, Inc.(1)

23,617

1,096,773

Biogen Idec, Inc.(1)

7,754

441,358

Celgene Corp.(1)

8,100

374,301

Genzyme Corp.(1)

5,005

372,572

Gilead Sciences, Inc.(1)

19,800

910,998

3,196,002

Building Products — 0.1%

Masco Corp.

7,420

160,346

Trane, Inc.

3,957

184,832

345,178

December 31, 2007

Shares

Value

Capital Markets — 2.9%

American Capital Strategies Ltd.

3,700

$
121,952

Ameriprise Financial, Inc.

4,567

251,687

Bear Stearns Companies, Inc.

2,876

253,807

E*TRADE Financial Corp.(1)

10,100

35,855

Federated Investors, Inc., Class B

1,739

71,577

Franklin Resources, Inc.

3,987

456,233

Janus Capital Group, Inc.

6,726

220,949

Legg Mason, Inc.

2,500

182,875

Lehman Brothers Holdings, Inc.

10,848

709,893

Merrill Lynch & Co., Inc.

18,064

969,676

Morgan Stanley

21,983

1,167,517

Northern Trust Corp.

3,863

295,829

State Street Corp.

7,270

590,324

T. Rowe Price Group, Inc.

4,816

293,198

The Charles Schwab Corp.

22,577

576,842

The Goldman Sachs Group, Inc.

8,902

1,914,375

8,112,589

Chemicals — 1.7%

Air Products & Chemicals, Inc.

4,469

440,777

Ashland, Inc.

1,031

48,900

E.I. du Pont de Nemours and Co.

18,905

833,521

Eastman Chemical Co.

1,156

70,620

Ecolab, Inc.

4,704

240,892

Hercules, Inc.

1,633

31,599

International Flavors & Fragrances, Inc.

1,417

68,200

Monsanto Co.

11,514

1,285,999

PPG Industries, Inc.

2,995

210,339

Praxair, Inc.

6,483

575,107

Rohm and Haas Co.

3,888

206,336

Sigma-Aldrich Corp.

2,702

147,529

The Dow Chemical Co.

19,542

770,346

4,930,165

Commercial Banks — 3.3%

Bank of New York Mellon Corp.

22,607

1,102,317

BB&T Corp.

11,734

359,882

Comerica, Inc.

3,064

133,376

Commerce Bancorp, Inc.

3,500

133,490

Fifth Third Bancorp

11,754

295,378

First Horizon National Corp.

2,992

54,305

Huntington Bancshares, Inc.

7,298

107,718

KeyCorp

7,242

169,825

M&T Bank Corp.

2,000

163,140

Marshall & Ilsley Corp.

6,396

169,366

National City Corp.

13,347

219,692

PNC Financial Services Group, Inc.

6,805

446,748

Regions Financial Corp.

15,927

376,674

SunTrust Banks, Inc.

7,523

470,112

Synovus Financial Corp.

5,299

127,600

U.S. Bancorp

37,797

1,199,677

Wachovia Corp.

40,213

1,529,300

Wells Fargo & Co.

70,910

2,140,773

Zions Bancorporation

1,672

78,066

9,277,439

Commercial Services & Supplies — 0.4%

Allied Waste Industries, Inc.(1)

4,913

54,141

Avery Dennison Corp.

2,079

110,478

Cintas Corp.

3,041

102,238

The accompanying notes are an
integral part of these financial statements.

RS S&P 500 Index VIP Series

23

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2007

Shares

Value

Commercial Services & Supplies (continued)

Equifax, Inc.

2,150

$
78,174

Monster Worldwide, Inc.(1)

2,470

80,028

Pitney Bowes, Inc.

4,665

177,457

R.R. Donnelley & Sons Co.

4,695

177,189

Robert Half International, Inc.

2,619

70,818

Waste Management, Inc.

11,422

373,157

1,223,680

Communications Equipment — 2.5%

Ciena Corp.(1)

2,154

73,473

Cisco Systems, Inc.(1)

129,463

3,504,563

Corning, Inc.

30,763

738,004

JDS Uniphase Corp.(1)

3,432

45,646

Juniper Networks, Inc.(1)

11,000

365,200

Motorola, Inc.

50,705

813,308

QUALCOMM, Inc.

34,668

1,364,186

Tellabs, Inc.(1)

8,953

58,553

6,962,933

Computers & Peripherals — 4.5%

Apple, Inc.(1)

18,433

3,651,209

Dell, Inc.(1)

47,143

1,155,475

EMC Corp.(1)

45,971

851,843

Hewlett-Packard Co.

55,301

2,791,594

International Business Machines Corp.

30,222

3,266,998

Lexmark International Group, Inc., Class A(1)

2,204

76,831

Network Appliance, Inc.(1)

8,633

215,480

QLogic Corp.(1)

2,794

39,675

SanDisk Corp.(1)

4,800

159,216

Sun Microsystems, Inc.(1)

19,158

347,334

Teradata Corp.(1)

2,932

80,366

12,636,021

Construction & Engineering — 0.2%

Fluor Corp.

2,106

306,886

Jacobs Engineering Group, Inc.(1)

2,500

239,025

545,911

Construction Materials — 0.1%

Vulcan Materials Co.

2,118

167,513

167,513

Consumer Finance — 0.7%

American Express Co.

24,737

1,286,819

Capital One Financial Corp.

8,740

413,052

Discover Financial Services

10,991

165,744

SLM Corp.

7,586

152,782

2,018,397

Containers & Packaging — 0.1%

Ball Corp.

1,698

76,410

Bemis Co., Inc.

2,984

81,702

Pactiv Corp.(1)

2,370

63,113

Sealed Air Corp.

4,710

108,990

Temple-Inland, Inc.

1,604

33,443

363,658

Distributors — 0.1%

Genuine Parts Co.

5,413

250,622

250,622

December 31, 2007

Shares

Value

Diversified Consumer Services — 0.1%

Apollo Group, Inc., Class A(1)

2,958

$
207,504

H & R Block, Inc.

6,318

117,325

324,829

Diversified Financial Services — 4.3%

Bank of America Corp.

93,181

3,844,648

CIT Group, Inc.

4,000

96,120

Citigroup, Inc.

105,438

3,104,095

CME Group, Inc.

1,100

754,600

Guaranty Financial Group, Inc.(1)

534

8,544

IntercontinentalExchange, Inc.(1)

1,500

288,750

JPMorgan Chase & Co.

72,408

3,160,609

Leucadia National Corp.

3,500

164,850

Moody’s Corp.

4,648

165,934

NYSE Euronext

5,600

491,512

12,079,662

Diversified Telecommunication Services — 3.1%

AT&T, Inc.

131,088

5,448,017

CenturyTel, Inc.

2,122

87,978

Citizens Communications Co.

9,221

117,383

Embarq Corp.

2,740

135,712

Qwest Communications International, Inc.(1)

32,677

229,066

Verizon Communications, Inc.

60,336

2,636,080

Windstream Corp.

10,529

137,088

8,791,324

Electric Utilities — 3.0%

Allegheny Energy, Inc.

3,880

246,807

Ameren Corp.

4,315

233,916

American Electric Power, Inc.

7,774

361,957

CenterPoint Energy, Inc.

7,948

136,149

CMS Energy Corp.

7,452

129,516

Consolidated Edison, Inc.

4,764

232,721

Dominion Resources, Inc.

13,314

631,749

DTE Energy Co.

4,105

180,456

Duke Energy Corp.

26,302

530,511

Edison International

7,073

377,486

Entergy Corp.

4,652

556,007

Exelon Corp.

14,956

1,221,008

FirstEnergy Corp.

7,451

539,005

FPL Group, Inc.

8,412

570,165

Pepco Holdings, Inc.

4,100

120,253

PG&E Corp.

6,780

292,150

Pinnacle West Capital Corp.

1,550

65,736

PPL Corp.

8,216

427,972

Progress Energy, Inc.

5,078

245,928

Public Service Enterprise Group, Inc.

5,184

509,276

Southern Co.

14,984

580,630

TECO Energy, Inc.

2,588

44,540

Xcel Energy, Inc.

9,253

208,840

8,442,778

Electrical Equipment — 0.6%

Cooper Industries Ltd., Class A

4,188

221,462

Emerson Electric Co.

15,390

871,997

Rockwell Automation, Inc.

3,531

243,498

Tyco Electronics Ltd.

9,594

356,225

1,693,182

The accompanying notes are an integral part of
these financial statements.

24

RS S&P 500 Index VIP Series

December 31, 2007

Shares

Value

Electronic Equipment & Instruments — 0.2%

Agilent Technologies, Inc.(1)

9,869

$
362,587

Jabil Circuit, Inc.

5,356

81,786

Molex, Inc.

2,894

79,006

523,379

Energy Equipment & Services — 2.5%

Baker Hughes, Inc.

6,815

552,697

BJ Services Co.

7,888

191,363

ENSCO International, Inc.

3,100

184,822

Halliburton Co.

20,590

780,567

Nabors Industries, Inc.(1)

6,320

173,105

National-Oilwell Varco, Inc.(1)

7,800

572,988

Noble Corp.

6,414

362,455

Rowan Companies, Inc.

2,114

83,418

Schlumberger Ltd.

25,158

2,474,792

Smith International, Inc.

4,000

295,400

Transocean, Inc.(1)

6,566

939,923

Weatherford International Ltd.(1)

7,700

528,220

7,139,750

Food & Staples Retailing — 2.3%

Costco Wholesale Corp.

8,757

610,888

CVS Caremark Corp.

31,888

1,267,548

Safeway, Inc.

9,270

317,127

SUPERVALU, Inc.

4,307

161,599

Sysco Corp.

12,894

402,422

The Kroger Co.

16,796

448,621

Wal-Mart Stores, Inc.

53,782

2,556,258

Walgreen Co.

20,580

783,686

Whole Foods Market, Inc.

2,600

106,080

6,654,229

Food Products — 1.5%

Archer-Daniels-Midland Co.

14,488

672,678

Campbell Soup Co.

7,064

252,397

ConAgra Foods, Inc.

8,985

213,753

Dean Foods Co.

2,600

67,236

General Mills, Inc.

6,325

360,525

H.J. Heinz Co.

6,812

317,984

Kellogg Co.

6,792

356,105

Kraft Foods, Inc., Class A

33,345

1,088,047

McCormick & Co., Inc.

2,128

80,672

Sara Lee Corp.

12,896

207,110

The Hershey Co.

5,575

219,655

Tyson Foods, Inc., Class A

4,500

68,985

Wm. Wrigley Jr. Co.

5,402

316,287

4,221,434

Gas Utilities — 0.1%

Integrys Energy Group, Inc.

499

25,794

Nicor, Inc.

938

39,724

Questar Corp.

3,400

183,940

249,458

Health Care Equipment & Supplies — 1.7%

Baxter International, Inc.

13,886

806,082

Becton, Dickinson and Co.

4,439

371,012

Boston Scientific Corp.(1)

28,519

331,676

C.R. Bard, Inc.

1,891

179,267

Covidien Ltd.

9,594

424,918

December 31, 2007

Shares

Value

Health Care Equipment & Supplies (continued)

Hospira, Inc.(1)

2,597

$
110,736

Medtronic, Inc.

24,740

1,243,680

St. Jude Medical, Inc.(1)

8,090

328,778

Stryker Corp.

7,212

538,881

Varian Medical Systems, Inc.(1)

2,600

135,616

Zimmer Holdings, Inc.(1)

5,170

341,995

4,812,641

Health Care Providers & Services — 2.4%

Aetna, Inc.

12,292

709,617

AmerisourceBergen Corp.

4,226

189,621

Cardinal Health, Inc.

8,368

483,252

CIGNA Corp.

6,888

370,092

Coventry Health Care, Inc.(1)

3,150

186,638

Express Scripts, Inc.(1)

7,076

516,548

Humana, Inc.(1)

3,135

236,097

Laboratory Corp. of America Holdings(1)

2,400

181,272

McKesson Corp.

5,759

377,272

Medco Health Solutions, Inc.(1)

6,534

662,548

Patterson Companies, Inc.(1)

2,100

71,295

Quest Diagnostics, Inc.

3,696

195,518

Tenet Healthcare Corp.(1)

7,310

37,135

UnitedHealth Group, Inc.

27,600

1,606,320

WellPoint, Inc.(1)

12,606

1,105,924

6,929,149

Health Care Technology — 0.0%

IMS Health, Inc.

4,244

97,782

97,782

Hotels, Restaurants & Leisure — 1.4%

Carnival Corp.

10,827

481,693

Darden Restaurants, Inc.

2,562

70,993

Harrah’s Entertainment, Inc.

3,771

334,676

International Game Technology

7,684

337,558

Marriott International, Inc., Class A

7,232

247,190

McDonald’s Corp.

24,461

1,440,998

Starbucks Corp.(1)

15,064

308,360

Starwood Hotels & Resorts Worldwide, Inc.

4,298

189,241

Wendy’s International, Inc.

2,530

65,375

Wyndham Worldwide Corp.

3,797

89,457

Yum! Brands, Inc.

10,346

395,942

3,961,483

Household Durables — 0.4%

Black & Decker Corp.

1,205

83,928

Centex Corp.

2,442

61,685

D.R. Horton, Inc.

5,000

65,850

Fortune Brands, Inc.

2,945

213,100

Harman International Industries, Inc.

1,300

95,823

KB HOME

1,490

32,184

Leggett & Platt, Inc.

2,928

51,064

Lennar Corp., Class A

3,400

60,826

Newell Rubbermaid, Inc.

5,096

131,885

Pulte Homes, Inc.

4,860

51,224

Snap-On, Inc.

873

42,114

The Stanley Works

1,281

62,103

Whirlpool Corp.

1,159

94,609

1,046,395

The accompanying notes are an
integral part of these financial statements.

RS S&P 500 Index VIP Series

25

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2007

Shares

Value

Household Products — 2.3%

Clorox Co.

3,445

$
224,511

Colgate-Palmolive Co.

10,618

827,779

Kimberly-Clark Corp.

9,529

660,741

The Procter & Gamble Co.

65,562

4,813,562

6,526,593

Independent Power Producers & Energy Traders — 0.3%

Constellation Energy Group

3,844

394,125

Dynegy, Inc., Class A(1)

9,236

65,945

The AES Corp.(1)

13,081

279,803

739,873

Industrial Conglomerates — 3.5%

3M Co.

15,694

1,323,318

General Electric Co.

215,851

8,001,596

Textron, Inc.

4,732

337,392

Tyco International Ltd.

9,594

380,402

10,042,708

Information Technology Services — 0.8%

Affiliated Computer Services, Inc., Class A(1)

2,300

103,730

Automatic Data Processing, Inc.

9,913

441,426

Cognizant Technology Solutions Corp., Class A(1)

5,200

176,488

Computer Sciences Corp.(1)

3,266

161,569

Convergys Corp.(1)

2,590

42,632

Electronic Data Systems Corp.

10,014

207,590

Fidelity National Information Services, Inc.

3,300

137,247

Fiserv, Inc.(1)

3,775

209,475

Paychex, Inc.

7,597

275,163

Unisys Corp.(1)

4,833

22,860

Western Union Co.

15,929

386,756

2,164,936

Insurance — 4.2%

ACE Ltd.

6,224

384,519

AFLAC, Inc.

11,497

720,057

Ambac Financial Group, Inc.

2,084

53,705

American International Group, Inc.

53,503

3,119,225

Aon Corp.

5,608

267,446

Assurant, Inc.

2,100

140,490

Cincinnati Financial Corp.

4,875

192,757

Genworth Financial, Inc., Class A

8,000

203,600

Lincoln National Corp.

6,446

375,286

Loews Corp.

9,663

486,435

Marsh & McLennan Companies, Inc.

11,451

303,108

MBIA, Inc.

2,700

50,301

MetLife, Inc.

15,772

971,871

Principal Financial Group, Inc.

5,188

357,142

Prudential Financial, Inc.

9,477

881,740

SAFECO Corp.

2,047

113,977

The Allstate Corp.

13,399

699,830

The Chubb Corp.

7,936

433,147

The Hartford Financial Services Group, Inc.

6,290

548,425

The Progressive Corp.

14,224

272,532

The Travelers Companies, Inc.

13,898

747,712

Torchmark Corp.

1,782

107,864

Unum Group

9,310

221,485

XL Capital Ltd., Class A

3,956

199,026

11,851,680

December 31, 2007

Shares

Value

Internet & Catalog Retail — 0.2%

Amazon.com, Inc.(1)

6,400

$
592,896

IAC/InterActiveCorp(1)

4,000

107,680

700,576

Internet Software & Services — 1.8%

Akamai Technologies, Inc.(1)

3,400

117,640

eBay, Inc.(1)

25,334

840,835

Expedia, Inc.(1)

4,300

135,966

Google, Inc., Class A(1)

4,800

3,319,104

VeriSign, Inc.(1)

4,100

154,201

Yahoo! Inc.(1)

27,076

629,788

5,197,534

Leisure Equipment & Products — 0.1%

Brunswick Corp.

1,348

22,983

Eastman Kodak Co.

7,563

165,403

Hasbro, Inc.

2,589

66,227

Mattel, Inc.

9,333

177,700

432,313

Life Sciences Tools & Services — 0.3%

Applera Corp.-Applied Biosystems Group

3,176

107,730

Millipore Corp.(1)

723

52,909

PerkinElmer, Inc.

1,870

48,658

Thermo Fisher Scientific, Inc.(1)

8,790

507,007

Waters Corp.(1)

1,962

155,135

871,439

Machinery — 1.9%

Caterpillar, Inc.

13,694

993,637

Cummins, Inc.

2,036

259,325

Danaher Corp.

5,066

444,491

Deere & Co.

9,232

859,684

Dover Corp.

7,032

324,105

Eaton Corp.

2,646

256,530

Illinois Tool Works, Inc.

11,408

610,784

Ingersoll-Rand Co. Ltd., Class A

5,794

269,247

ITT Corp.

4,742

313,162

PACCAR, Inc.

7,909

430,882

Pall Corp.

2,232

89,994

Parker Hannifin Corp.

3,547

267,125

Terex Corp.(1)

1,900

124,583

The Manitowoc Co., Inc.

2,000

97,660

5,341,209

Media — 2.8%

CBS Corp., Class B

15,737

428,833

Clear Channel Communications, Inc.

9,954

343,612

Comcast Corp., Class A(1)

64,632

1,180,180

E.W. Scripps Co., Class A

1,600

72,016

Gannett Co., Inc.

5,313

207,207

Meredith Corp.

742

40,795

News Corp., Class A

47,300

969,177

Omnicom Group, Inc.

6,222

295,732

The DIRECTV Group, Inc.(1)

15,600

360,672

The Interpublic Group of Companies, Inc.(1)

7,803

63,282

The McGraw-Hill Companies, Inc.

7,324

320,865

The New York Times Co., Class A

3,273

57,376

The Walt Disney Co.

42,416

1,369,189

Time Warner, Inc.

86,724

1,431,813

Viacom, Inc., Class B(1)

15,737

691,169

7,831,918

The accompanying notes are an integral part of
these financial statements.

26

RS S&P 500 Index VIP Series

December 31, 2007

Shares

Value

Metals & Mining — 1.1%

Alcoa, Inc.

18,625

$
680,744

Allegheny Technologies, Inc.

2,406

207,879

Freeport-McMoran Copper & Gold, Inc., Class B

8,003

819,827

Newmont Mining Corp.

10,104

493,378

Nucor Corp.

6,822

403,999

Titanium Metals Corp.

1,900

50,255

United States Steel Corp.

2,788

337,097

2,993,179

Multi – Utilities — 0.1%

NiSource, Inc.

4,793

90,540

Sempra Energy

5,394

333,780

424,320

Multiline Retail — 0.8%

Big Lots, Inc.(1)

1,734

27,727

Dillards, Inc., Class A

1,262

23,700

Family Dollar Stores, Inc.

2,592

49,844

J.C. Penney Co., Inc.

5,398

237,458

Kohl’s Corp.(1)

6,913

316,615

Macy’s, Inc.

11,094

287,002

Nordstrom, Inc.

5,040

185,119

Sears Holdings Corp.(1)

1,811

184,813

Target Corp.

17,546

877,300

2,189,578

Office Electronics — 0.1%

Xerox Corp.

20,891

338,225

338,225

Oil, Gas & Consumable Fuels — 10.0%

Anadarko Petroleum Corp.

9,686

636,273

Apache Corp.

7,096

763,104

Chesapeake Energy Corp.

8,700

341,040

Chevron Corp.

45,419

4,238,955

ConocoPhillips

34,735

3,067,101

CONSOL Energy, Inc.

3,600

257,472

Devon Energy Corp.

9,198

817,794

El Paso Corp.

13,790

237,740

EOG Resources, Inc.

5,145

459,191

Exxon Mobil Corp.

118,602

11,111,821

Hess Corp.

5,421

546,762

Marathon Oil Corp.

14,496

882,227

Murphy Oil Corp.

3,600

305,424

Noble Energy, Inc.

3,700

294,224

Occidental Petroleum Corp.

17,458

1,344,091

Peabody Energy Corp.

5,300

326,692

Range Resources Corp.

3,200

164,352

Spectra Energy Corp.

12,751

329,231

Sunoco, Inc.

2,532

183,418

Tesoro Corp.

2,900

138,330

Valero Energy Corp.

12,700

889,381

Williams Companies, Inc.

12,415

444,209

XTO Energy, Inc.

11,541

592,759

28,371,591

Paper & Forest Products — 0.3%

International Paper Co.

9,605

311,010

MeadWestvaco Corp.

2,990

93,587

Weyerhaeuser Co.

5,010

369,437

774,034

December 31, 2007

Shares

Value

Personal Products — 0.2%

Avon Products, Inc.(1)

9,396

$
371,424

Estee Lauder Companies, Inc., Class A

2,300

100,303

471,727

Pharmaceuticals — 6.1%

Abbott Laboratories

32,289

1,813,027

Allergan, Inc.

5,726

367,838

Barr Pharmaceuticals, Inc.(1)

2,000

106,200

Bristol-Myers Squibb Co.

41,437

1,098,909

Eli Lilly & Co.

22,839

1,219,374

Forest Laboratories, Inc.(1)

7,079

258,030

Johnson & Johnson

60,954

4,065,632

King Pharmaceuticals, Inc.(1)

3,645

37,325

Merck & Co., Inc.

45,858

2,664,808

Mylan Laboratories, Inc.

6,600

92,796

Pfizer, Inc.

150,003

3,409,568

Schering-Plough Corp.

33,420

890,309

Watson Pharmaceuticals, Inc.(1)

1,956

53,086

Wyeth

27,069

1,196,179

17,273,081

Real Estate Investment Trusts — 0.9%

Apartment Investment & Management Co., Class A

3,463

120,270

AvalonBay Communities, Inc.

1,600

150,624

Boston Properties, Inc.

2,200

201,982

Developers Diversified Realty Corp.

2,600

99,554

Equity Residential

5,321

194,057

General Growth Properties, Inc.

5,100

210,018

Host Hotels & Resorts, Inc.

10,800

184,032

Kimco Realty Corp.

4,200

152,880

Plum Creek Timber Co., Inc.

3,362

154,786

ProLogis

5,292

335,407

Public Storage, Inc.

2,900

212,889

Simon Property Group, Inc.

4,402

382,358

Vornado Realty Trust

2,700

237,465

2,636,322

Real Estate Management & Development — 0.0%

CB Richard Ellis Group, Inc., Class A(1)

3,700

79,735

Forestar Real Estate Group, Inc.(1)

534

12,597

92,332

Road & Rail — 0.8%

Burlington Northern Santa Fe Corp.

7,561

629,302

CSX Corp.

8,968

394,413

Norfolk Southern Corp.

8,129

410,027

Ryder System, Inc.

930

43,719

Union Pacific Corp.

5,442

683,624

2,161,085

Semiconductors & Semiconductor Equipment — 2.6%

Advanced Micro Devices, Inc.(1)

11,902

89,265

Altera Corp.

6,790

131,183

Analog Devices, Inc.

6,027

191,056

Applied Materials, Inc.

29,509

524,080

Broadcom Corp., Class A(1)

9,144

239,024

Intel Corp.

121,553

3,240,603

KLA-Tencor Corp.

3,328

160,277

Linear Technology Corp.

5,347

170,195

LSI Corp.(1)

14,361

76,257

MEMC Electronic Materials, Inc.(1)

4,600

407,054

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	27

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2007	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.	4,600	$144,532
Micron Technology, Inc.(1)	15,228	110,403
National Semiconductor Corp.	6,658	150,737
Novellus Systems, Inc.(1)	2,370	65,341
NVIDIA Corp.(1)	12,261	417,119
Teradyne, Inc.(1)	3,377	34,918
Texas Instruments, Inc.	31,480	1,051,432
Xilinx, Inc.	5,730	125,315

		7,328,791
Software — 3.7%
Adobe Systems, Inc.(1)	11,654	497,976
Autodesk, Inc.(1)	4,116	204,812
BMC Software, Inc.(1)	3,606	128,518
CA, Inc.	9,555	238,397
Citrix Systems, Inc.(1)	4,616	175,454
Compuware Corp.(1)	5,622	49,923
Electronic Arts, Inc.(1)	6,400	373,824
Intuit, Inc.(1)	6,330	200,091
Microsoft Corp.	177,565	6,321,314
Novell, Inc.(1)	7,029	48,289
Oracle Corp.(1)	83,811	1,892,453
Symantec Corp.(1)	21,273	343,346

		10,474,397
Specialty Retail — 1.6%
Abercrombie & Fitch Co., Class A	1,500	119,955
AutoNation, Inc.(1)	4,700	73,602
AutoZone, Inc.(1)	1,474	176,747
Bed, Bath & Beyond, Inc.(1)	5,064	148,831
Best Buy Co., Inc.	8,740	460,161
Circuit City Stores, Inc.	3,140	13,188
GameStop Corp., Class A(1)	3,400	211,174
Limited Brands, Inc.	9,195	174,061
Lowe’s Companies, Inc.	30,368	686,924
Office Depot, Inc.(1)	6,624	92,140
OfficeMax, Inc.	2,141	44,233
RadioShack Corp.	2,565	43,246
Staples, Inc.	13,890	320,442
The Gap, Inc.	14,914	317,370
The Home Depot, Inc.	42,730	1,151,146
The Sherwin-Williams Co.	2,251	130,648
Tiffany & Co.	3,379	155,536
TJX Companies, Inc.	8,072	231,909

		4,551,313
Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	7,600	232,408
Jones Apparel Group, Inc.	1,927	30,813
Liz Claiborne, Inc.	1,595	32,458
NIKE, Inc., Class B	8,816	566,340
Polo Ralph Lauren Corp.	1,200	74,148
VF Corp.	1,636	112,328

		1,048,495
Thrifts & Mortgage Finance — 0.7%
Countrywide Financial Corp.	12,410	110,945
Federal Home Loan Mortgage Corp.	13,787	469,723
Federal National Mortgage Association	20,413	816,112
Hudson City Bancorp, Inc.	10,500	157,710
MGIC Investment Corp.	1,536	34,453
Sovereign Bancorp, Inc.	9,765	111,321
Washington Mutual, Inc.	18,321	249,349

		1,949,613

December 31, 2007	Shares	Value

Tobacco — 1.3%
Altria Group, Inc.	43,595	$3,294,910
Reynolds American, Inc.	4,678	308,561
UST, Inc.	3,831	209,939

		3,813,410
Trading Companies & Distributors — 0.1%
W.W. Grainger, Inc.	2,192	191,844

		191,844
Wireless Telecommunication Services — 0.4%
American Tower Corp., Class A(1)	8,500	362,100
Sprint Nextel Corp.	59,117	776,206

		1,138,306

Total Common Stocks (Cost $207,394,996)		275,694,897

	Principal Amount	Value
U.S. Government Securities — 0.2%
U.S. Treasury Bills — 0.2%
United States Treasury Bill: 3.058% due 2/28/2008(2)	$50,000	49,754
2.865% due 3/20/2008(2)	230,000	228,554
2.873% due 3/6/2008(2)	40,000	39,792
2.98% due 2/21/2008(2)	20,000	19,916
3.112% due 3/27/2008(2)	40,000	39,703
3.963% due 1/10/2008(2)	30,000	29,970
4.15% due 1/10/2008(2)	100,000	99,896

		507,585

Total U.S. Government Securities (Cost $507,585)		507,585

	Shares	Value
Other Investments - For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	9	380
RS Emerging Growth Fund, Class Y(3)	39	1,585
RS Emerging Markets Fund, Class A(3)	14	378
RS Equity Dividend Fund, Class Y(3)	4	33
RS Global Natural Resources Fund, Class Y(3)	127	4,831
RS Growth Fund, Class Y(3)	92	1,323
RS Investment Quality Bond Fund, Class A(3)	3	33
RS Investors Fund, Class Y(3)	239	2,292
RS MidCap Opportunities Fund, Class Y(3)	73	1,042
RS Partners Fund, Class Y(3)	45	1,372
RS S&P 500 Index Fund, Class A(3)	3	33
RS Smaller Company Growth Fund, Class Y(3)	42	867
RS Value Fund, Class Y(3)	32	848

Total Other Investments (Cost $15,590)		15,017

The accompanying notes are an integral part of these financial statements.

28	RS S&P 500 Index VIP Series

December 31, 2007	Principal Amount	Value

Repurchase Agreements — 2.2%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $6,252,406, due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $6,380,988	$6,251,000	$6,251,000

Total Repurchase Agreements (Cost $6,251,000)		6,251,000

Total Investments — 99.8% (Cost $214,169,171)		282,468,499

Other Assets, Net — 0.2%		468,738

Total Net Assets — 100.0%		$282,937,237

(1)	Non income-producing security.
(2)	All or a portion of the security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S & P 500 Index	16	3/2008	$5,909	$(161,480)

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	29

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$282,468,499
Cash and cash equivalents	322
Dividends/interest receivable	407,079
Due from distributor	35,236
Receivable for fund shares subscribed	218,519
Prepaid expenses	2,190

Total Assets	283,131,845

Liabilities
Payable to adviser	60,518
Deferred trustees’ compensation	15,017
Payable for variation margin	33,200
Payable for fund shares redeemed	3,328
Payable for investments purchased	2,806
Accrued transfer agent fees	31,927
Accrued audit fees	30,545
Accrued expenses/other liabilities	17,267

Total Liabilities	194,608

Total Net Assets	$282,937,237

Net Assets Consist of:
Paid-in capital	$344,548,750
Accumulated undistributed net investment income	38,794
Accumulated net realized loss from investments and futures contracts	(129,788,155)
Net unrealized appreciation on investments and futures contracts	68,137,848

Total Net Assets	$282,937,237

Investments, at Cost	$214,169,171

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	26,415,804

Net Asset Value Per Share	$10.71

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$283,183
Dividends	5,343,492

Total Investment Income	5,626,675

Expenses
Investment advisory fees	703,596
Custodian fees	74,593
Professional fees	64,399
Shareholder reports	79,629
Registration fees	15,102
Trustees’ fees and expenses	16,698
Insurance expense	10,034
Administrative service fees	22,436
Other expense	5,700

Total Expenses	992,187
Less: Fee waiver by distributor	(202,914)
Less: Custody credits	(438)

Total Expenses, Net	788,835

Net Investment Income	4,837,840

Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized gain from investments	2,116,538
Net realized gain from futures contracts	144,210
Net change in unrealized appreciation on investments	7,158,596
Net change in unrealized depreciation on futures contracts	(167,600)

Net Gain on Investments and Futures Contracts	9,251,744

Net Increase in Net Assets Resulting from Operations	$14,089,584

The accompanying notes are an integral part of these financial statements.

30	RS S&P 500 Index VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$4,837,840	$4,108,892
Net realized gain from investments	2,260,748	201,503
Net change in unrealized appreciation on investments and futures contracts	6,990,996	30,966,600

Net Increase in Net Assets Resulting from Operations	14,089,584	35,276,995

Distributions to Shareholders
Net investment income	(4,914,798)	(4,039,774)

Total Distributions	(4,914,798)	(4,039,774)

Capital Share Transactions
Proceeds from sales of shares	21,108,628	30,197,829
Reinvestment of distributions	4,914,798	4,039,774
Cost of shares redeemed	(20,651,753)	(16,612,725)

Net Increase in Net Assets Resulting from Capital Share Transactions	5,371,673	17,624,878

Net Increase in Net Assets	14,546,459	48,862,099

Net Assets

Beginning of year	268,390,778	219,528,679

End of year	$282,937,237	$268,390,778

Accumulated Undistributed Net Investment Income Included in Net Assets	$38,794	$164,022

Other Information:

Shares
Sold	1,952,027	3,150,395
Reinvested	461,483	411,347
Redeemed	(1,902,682)	(1,722,127)

Net Increase	510,828	1,839,615

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	31

  Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to
help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

Net Asset Value, Beginning of Period

Net Investment Income

Net Realized and Unrealized Gain

Total Operations

Distributions From Net Investment Income

Distributions From Net Realized Capital Gains

Total Distributions

Year Ended 12/31/07

$
10.36

$
0.19

$
0.35

$
0.54

$
(0.19
)

$
—

$
(0.19
)

Year Ended 12/31/06

9.12

0.16

1.24

1.40

(0.16
)

—

(0.16
)

Year Ended 12/31/05

8.86

0.14

0.26

0.40

(0.14
)

—

(0.14
)

Year Ended 12/31/04

8.14

0.14

0.72

0.86

(0.14
)

—

(0.14
)

Year Ended 12/31/03

6.44

0.11

1.70

1.81

(0.11
)

—

(0.11
)

The accompanying notes are an integral part of
these financial statements.

32

RS S&P 500 Index VIP Series

Net Asset Value, End of Period

Total Return[2]

Net Assets, End of Period (000s)

Net Ratio of Expenses to Average Net Assets[1]

Gross Ratio of Expenses to Average Net Assets

Net Ratio of Net Investment Income to Average Net Assets[1]

Gross Ratio of Net Investment Income to Average Net Assets

Portfolio Turnover Rate

$10.71

5.22%

$
282,937

0.28%

0.35%

1.72%

1.65%

3%

10.36

15.46%

268,391

0.28%

0.36%

1.72%

1.64%

2%

9.12

4.54%

219,529

0.28%

0.37%

1.61%

1.52%

2%

8.86

10.59%

202,818

0.28%

0.36%

1.75%

1.67%

1%

8.14

28.25%

170,825

0.28%

0.40%

1.51%

1.39%

12%

Distributions reflect actual per-share amounts distributed for the period.

[1]
  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[2]
  Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series

33

Notes to Financial Statements — RS S&P 500 Index VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS S&P 500
Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class
I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”).
The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.

Significant Accounting Policies

The following accounting policies of the Fund are in
conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported
sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York
Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally are determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

34

RS S&P 500 Index VIP Series

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly
attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an
arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and
net realized capital gains, if any, are declared and distributed at least annually. All dividends to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other
funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5,
2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

RS S&P 500 Index VIP Series

35

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

Note 2.

Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of the Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Pursuant to a Sub-Advisory, Sub-Administration and
Accounting Services Agreement, GIS, has the right to receive fees from RS Investments at an annual rate of 0.2375% of the Fund’s average daily net assets.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) from exceeding 0.28% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust
who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the
“Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The
Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.

Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended
December 31, 2007 and December 31, 2006 were as follows:

Ordinary Income

2007

2006

$4,914,798

$
4,039,774

Income and capital gain distributions are
determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as
of December 31, 2007 were as follows:

Undistributed Ordinary Income

Undistributed Long-Term Capital Gain

$
53,812

$
—

Capital loss carryovers available to the Fund at
December 31, 2007 were as follows:

Expiring

2008

2009

2010

2011

2012

2013

Total

$
—

$
—

$
112,667,814

$
11,938,809

$
—

$
549,960

$
125,156,583

36

RS S&P 500 Index VIP Series

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During
the year ended December 31, 2007, the Fund utilized capital loss carryovers of $1,574,982.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31 2007 aggregated $81,584,604 and $(18,078,327), respectively, resulting in net unrealized appreciation of $63,506,277. The cost of investments for federal tax purposes at December 31, 2007 was $218,962,222.

Note 4.

Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $12,462,909 and $8,189,132, respectively, for the year ended December 31, 2007.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM
L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the
“SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during
2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which it has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its

RS S&P 500 Index VIP Series

37

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the
NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS
Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District
Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections
34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and
Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3,
2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and
15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a)
of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS
Investment Trust. The litigation is currently in the discovery phase.

Additional
lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the
Fund.

Note 7.

New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

38

RS S&P 500 Index VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS S&P 500 Index VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1,
2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

RS Asset Allocation VIP Series

39

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C.
Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal
To Elect Trustees:

Nominee

Votes For

Votes Withheld

Kenneth R. Fitzsimmons, Jr.

163,286,959.040

3,611,842.912

Christopher C. Melvin, Jr.

163,247,374.718

3,651,427.234

Gloria S. Nelund

163,076,808.679

3,821,993.273

Terry R. Otton

163,170,972.244

3,727,829.708

40

RS Asset Allocation VIP Series

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the
Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS
Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC
(“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series,
RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as
Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each
Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their
consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*
The Advisory Agreements for the Funds of the series not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Asset Allocation VIP Series

41

Supplemental Information — unaudited (continued)

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at

42

RS Asset Allocation VIP Series

rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the
RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS
Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The
Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted
that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also consid-ered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS
Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’
portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of

RS Asset Allocation VIP Series

43

Supplemental Information — unaudited (continued)

the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance
Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢

RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢

RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢

  RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the
Chief Compliance Officer.

The Trustees also considered the Chief
Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The
Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to

44

RS Asset Allocation VIP Series

portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Asset Allocation VIP Series

45

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age

Position(s) Held with Trust

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee††

Disinterested Trustees

Judson Bergman Age: 51

Trustee

Since May 2006

Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.

40

None

Jerome S. Contro Age: 51

Trustee

Since May 2006

Partner, Tango Group, a private investment firm.

40

Trustee, Janus Funds

Kenneth R. Fitzsimmons, Jr. Age: 62

Trustee

Since May 2007

Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.

40

None

John W. Glynn, Jr. Age: 67

Trustee

Since May 2006

President, Glynn Capital Management, an investment management firm.

40

None

Anne M. Goggin Age: 59

Trustee, Chairman of the Board

Since August 2006

Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance
Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.

40

None

Christopher C. Melvin, Jr. Age: 53

Trustee

Since November 2007

Chairman & CEO, Melvin & Company, LLC, a brokerage firm.

40

None

Gloria S. Nelund Age: 46

Trustee

Since November 2007

President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.

40

None

John P. Rohal Age: 60

Trustee

  Since February 2008;   Also from
December 2006-March 2007

Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.

40

None

46

RS Asset Allocation VIP Series

Trustees and Officers Information Table

Name, Address, and Age

Position(s) Held with Trust

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee††

Interested Trustees and Principal Officers

Dennis J. Manning* Age: 61

Trustee

Since August 2006

Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life
Insurance Council of New York, Inc., a life insurance trade association.

40

None

Terry R. Otton** Age: 53

Trustee; President and Principal Executive Officer

Trustee since December 2006; President and Principal Executive Officer since May 2006.

CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF
Group Inc., an investment banking firm.

40

None

James E. Klescewski Age: 52

Treasurer and Principal Financial and Accounting Officer

Since September 2006

CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm;
formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.

N/A

N/A

RS Asset Allocation VIP Series

47

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age

Position(s) Held with Trust

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee††

Interested Trustees and Principal Officers (continued)

Benjamin L. Douglas Age: 41

Vice President, Secretary, and Chief Legal Officer

Since May 2006

General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.

N/A

N/A

John J. Sanders, Jr. Age: 62

Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer

Since May 2006

Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.

N/A

N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††
  Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*
Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**
  Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253 or on our Web site at http://www.guardianinvestor.com.

48

RS Asset Allocation VIP Series

07

ANNUAL REPORT

RS Variable Products Trust

RS S&P 500 Index VIP Series

12.31.07

Except as otherwise specifically stated, all
information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 Index VIP Series

Jonathan C. Jankus (Guardian Investor Services)

has been a co-portfolio manager of RS S&P 500 Index VIP Series since 1999*. Mr.
Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from
Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (Guardian Investor Services)

has been a
co-portfolio manager of RS S&P 500 Index VIP Series since 2004*. Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December
2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*
Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

RS S&P 500 Index VIP Series seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500®”), which emphasizes securities issued by large U.S. companies.

Investment Process

The Fund
normally invests at least 95% of the Fund’s net assets (plus the amount, if any, of borrowings by the Fund for investment purposes) in the stocks of companies included in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. It is comprised primarily of stocks issued by large capitalization companies. The Index is often considered to be the performance benchmark for U.S. stock market performance in general. While the Fund seeks to replicate the performance of the Index, there is no assurance that the Fund will track the performance of the Index exactly.

Performance

For the quarter ended December 31, 2007, the RS S&P 500 Index VIP Series’ return was -3.36%. The Fund’s objective is to track the returns of the S&P 500 Index3, which returned -3.33% over the same period in spite of a 1.59% increase in October. The Fund slightly outperformed the -3.41% average return achieved by 59 funds in the Lipper universe with an S&P 500 Index objective. The S&P 500 Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the Index subsequently rebalanced without any trading costs or fund expenses. For the year ended December 31, 2007, the Fund’s return was 5.22% compared with 5.49% return for the S&P 500 Index.

RS S&P 500 Index VIP Series

3

RS S&P 500 Index VIP Series (continued)

Portfolio Review

In the third quarter, we were concerned about continuing
weakness in the subprime mortgage loan market and the effect that tightening credit requirements might have on an already weakened housing market. News of large hedge fund losses added fuel to the fire, and market volatility soared. To the relief of many, the Federal Reserve Board cut its discount rate twice (in August and September) and cut the federal funds rate by a healthy 0.50%, bringing it to 4.75%.

In the fourth quarter, the federal funds rate was reduced by a further 0.50% to 4.25%, but to no avail. Consensus expectations for 2008 gross domestic product growth continued
to plummet to just above 2.00%, compared to nearly 3.00% at the beginning of the year. Simultaneously, corporate profit growth expectations for 2008 declined from 6.00% at the beginning of the year to just 2.40%.

Outlook

We
will continue to manage the portfolio so as to be substantially fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum.

We believe most signs indicate continuing modest economic growth, which we hope will continue to sustain corporate profits at modestly positive levels. A risk on the horizon is the extent to which corporate interest rates will rise in the near term due to concerns about credit quality; in our view, it is not at all clear that all of the bad news is out regarding corporate portfolio holdings. Crude oil prices are nearly double where they were a year ago. Rate reductions by the Fed seek to calm the markets, but the Fed’s flexibility could be limited going forward. In addition, weak housing data seems to indicate continuing declines in home prices, which we believe may lead to a decline in consumer confidence.

On a relative basis at least, consensus expectations for U.S. gross domestic product growth are still above that for Japan or Europe. Unfortunately, inflation expectations are higher than for Japan and Europe as well. The volatility in the currency markets has reflected this mixed picture. Add to this the uncertainty of an election year in which neither party has a clear frontrunner, and we have the recipe for an extremely interesting year ahead.

On balance we remain optimistic, thanks primarily to
low interest rates, but cautiously so.

We thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager

Stewart M. Johnson Co-Portfolio Manager

Any discussions of
specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS S&P 500 Index VIP Series

Total Net Assets: $282,937,237

Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company

Percentage of Total Net Assets

Exxon Mobil Corp.

3.93%

General Electric Co.

2.83%

Microsoft Corp.

2.23%

AT&T, Inc.

1.93%

The Procter & Gamble Co.

1.70%

Chevron Corp.

1.50%

Johnson & Johnson

1.44%

Bank of America Corp.

1.36%

Apple, Inc.

1.29%

Cisco Systems, Inc.

1.24%

Total

19.45%

1
The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s
(S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2
Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS S&P 500 Index VIP Series

5

RS S&P 500 Index VIP Series (continued)

Performance Update   Average Annual
Returns as of 12/31/07

Inception Date

1 Year

3 Year

5 Year

Since Inception

RS S&P 500 Index VIP Series

08/25/99

5.22%

8.29%

12.49%

2.16%

  S&P 500®
Index[3]

5.49%

8.62%

12.83%

2.39%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/25/99 in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past
performance and does not guarantee future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.35%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

RS S&P 500 Index VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of
costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about
actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 07/01/07

Ending Account Value 12/31/07

Expenses Paid During Period* 07/01/07-12/31/07

Expense Ratio During Period 07/01/07-12/31/07

Based on Actual Return

$1,000.00

$984.70

$1.40

0.28%

  Based on Hypothetical (5% return before
expenses)

$1,000.00

$1,023.79

$1.43

0.28%

*
Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half-year period).

RS S&P 500 Index VIP Series

7

Schedule of Investments — RS S&P 500 Index VIP Series

December 31, 2007

Shares

Value

Common Stocks — 97.4%

Aerospace & Defense — 2.8%

General Dynamics Corp.

8,896

$
791,655

Goodrich Corp.

2,074

146,445

Honeywell International, Inc.

16,604

1,022,308

L-3 Communications Holdings, Inc.

2,900

307,226

Lockheed Martin Corp.

7,403

779,240

Northrop Grumman Corp.

8,930

702,255

Precision Castparts Corp.

2,900

402,230

Raytheon Co.

10,352

628,367

Rockwell Collins, Inc.

2,736

196,910

The Boeing Co.

16,441

1,437,930

United Technologies Corp.

20,200

1,546,108

7,960,674

Air Freight & Logistics — 0.9%

C.H. Robinson Worldwide, Inc.

3,400

184,008

Expeditors International of Washington, Inc.

4,400

196,592

FedEx Corp.

6,394

570,153

United Parcel Service, Inc., Class B

22,059

1,560,012

2,510,765

Airlines — 0.1%

Southwest Airlines Co.

18,199

222,028

222,028

Auto Components — 0.2%

Johnson Controls, Inc.

12,264

441,994

The Goodyear Tire & Rubber Co.(1)

4,322

121,967

563,961

Automobiles — 0.3%

Ford Motor Co.(1)

36,944

248,633

General Motors Corp.

11,434

284,592

Harley-Davidson, Inc.

5,221

243,873

777,098

Beverages — 2.4%

Anheuser-Busch Companies, Inc.

15,462

809,281

Brown-Forman Corp., Class B

2,046

151,629

Coca-Cola Enterprises, Inc.

8,124

211,468

Constellation Brands, Inc., Class A(1)

3,500

82,740

Molson Coors Brewing Co., Class B

3,682

190,065

Pepsi Bottling Group, Inc.

4,264

168,257

PepsiCo, Inc.

32,971

2,502,499

The Coca-Cola Co.

42,764

2,624,427

6,740,366

Biotechnology — 1.1%

Amgen, Inc.(1)

23,617

1,096,773

Biogen Idec, Inc.(1)

7,754

441,358

Celgene Corp.(1)

8,100

374,301

Genzyme Corp.(1)

5,005

372,572

Gilead Sciences, Inc.(1)

19,800

910,998

3,196,002

Building Products — 0.1%

Masco Corp.

7,420

160,346

Trane, Inc.

3,957

184,832

345,178

December 31, 2007

Shares

Value

Capital Markets — 2.9%

American Capital Strategies Ltd.

3,700

$
121,952

Ameriprise Financial, Inc.

4,567

251,687

Bear Stearns Companies, Inc.

2,876

253,807

E*TRADE Financial Corp.(1)

10,100

35,855

Federated Investors, Inc., Class B

1,739

71,577

Franklin Resources, Inc.

3,987

456,233

Janus Capital Group, Inc.

6,726

220,949

Legg Mason, Inc.

2,500

182,875

Lehman Brothers Holdings, Inc.

10,848

709,893

Merrill Lynch & Co., Inc.

18,064

969,676

Morgan Stanley

21,983

1,167,517

Northern Trust Corp.

3,863

295,829

State Street Corp.

7,270

590,324

T. Rowe Price Group, Inc.

4,816

293,198

The Charles Schwab Corp.

22,577

576,842

The Goldman Sachs Group, Inc.

8,902

1,914,375

8,112,589

Chemicals — 1.7%

Air Products & Chemicals, Inc.

4,469

440,777

Ashland, Inc.

1,031

48,900

E.I. du Pont de Nemours and Co.

18,905

833,521

Eastman Chemical Co.

1,156

70,620

Ecolab, Inc.

4,704

240,892

Hercules, Inc.

1,633

31,599

International Flavors & Fragrances, Inc.

1,417

68,200

Monsanto Co.

11,514

1,285,999

PPG Industries, Inc.

2,995

210,339

Praxair, Inc.

6,483

575,107

Rohm and Haas Co.

3,888

206,336

Sigma-Aldrich Corp.

2,702

147,529

The Dow Chemical Co.

19,542

770,346

4,930,165

Commercial Banks — 3.3%

Bank of New York Mellon Corp.

22,607

1,102,317

BB&T Corp.

11,734

359,882

Comerica, Inc.

3,064

133,376

Commerce Bancorp, Inc.

3,500

133,490

Fifth Third Bancorp

11,754

295,378

First Horizon National Corp.

2,992

54,305

Huntington Bancshares, Inc.

7,298

107,718

KeyCorp

7,242

169,825

M&T Bank Corp.

2,000

163,140

Marshall & Ilsley Corp.

6,396

169,366

National City Corp.

13,347

219,692

PNC Financial Services Group, Inc.

6,805

446,748

Regions Financial Corp.

15,927

376,674

SunTrust Banks, Inc.

7,523

470,112

Synovus Financial Corp.

5,299

127,600

U.S. Bancorp

37,797

1,199,677

Wachovia Corp.

40,213

1,529,300

Wells Fargo & Co.

70,910

2,140,773

Zions Bancorporation

1,672

78,066

9,277,439

Commercial Services & Supplies — 0.4%

Allied Waste Industries, Inc.(1)

4,913

54,141

Avery Dennison Corp.

2,079

110,478

Cintas Corp.

3,041

102,238

The accompanying notes are an integral part of
these financial statements.

8

RS S&P 500 Index VIP Series

December 31, 2007

Shares

Value

Commercial Services & Supplies (continued)

Equifax, Inc.

2,150

$
78,174

Monster Worldwide, Inc.(1)

2,470

80,028

Pitney Bowes, Inc.

4,665

177,457

R.R. Donnelley & Sons Co.

4,695

177,189

Robert Half International, Inc.

2,619

70,818

Waste Management, Inc.

11,422

373,157

1,223,680

Communications Equipment — 2.5%

Ciena Corp.(1)

2,154

73,473

Cisco Systems, Inc.(1)

129,463

3,504,563

Corning, Inc.

30,763

738,004

JDS Uniphase Corp.(1)

3,432

45,646

Juniper Networks, Inc.(1)

11,000

365,200

Motorola, Inc.

50,705

813,308

QUALCOMM, Inc.

34,668

1,364,186

Tellabs, Inc.(1)

8,953

58,553

6,962,933

Computers & Peripherals — 4.5%

Apple, Inc.(1)

18,433

3,651,209

Dell, Inc.(1)

47,143

1,155,475

EMC Corp.(1)

45,971

851,843

Hewlett-Packard Co.

55,301

2,791,594

International Business Machines Corp.

30,222

3,266,998

Lexmark International Group, Inc., Class A(1)

2,204

76,831

Network Appliance, Inc.(1)

8,633

215,480

QLogic Corp.(1)

2,794

39,675

SanDisk Corp.(1)

4,800

159,216

Sun Microsystems, Inc.(1)

19,158

347,334

Teradata Corp.(1)

2,932

80,366

12,636,021

Construction & Engineering — 0.2%

Fluor Corp.

2,106

306,886

Jacobs Engineering Group, Inc.(1)

2,500

239,025

545,911

Construction Materials — 0.1%

Vulcan Materials Co.

2,118

167,513

167,513

Consumer Finance — 0.7%

American Express Co.

24,737

1,286,819

Capital One Financial Corp.

8,740

413,052

Discover Financial Services

10,991

165,744

SLM Corp.

7,586

152,782

2,018,397

Containers & Packaging — 0.1%

Ball Corp.

1,698

76,410

Bemis Co., Inc.

2,984

81,702

Pactiv Corp.(1)

2,370

63,113

Sealed Air Corp.

4,710

108,990

Temple-Inland, Inc.

1,604

33,443

363,658

Distributors — 0.1%

Genuine Parts Co.

5,413

250,622

250,622

December 31, 2007

Shares

Value

Diversified Consumer Services — 0.1%

Apollo Group, Inc., Class A(1)

2,958

$
207,504

H & R Block, Inc.

6,318

117,325

324,829

Diversified Financial Services — 4.3%

Bank of America Corp.

93,181

3,844,648

CIT Group, Inc.

4,000

96,120

Citigroup, Inc.

105,438

3,104,095

CME Group, Inc.

1,100

754,600

Guaranty Financial Group, Inc.(1)

534

8,544

IntercontinentalExchange, Inc.(1)

1,500

288,750

JPMorgan Chase & Co.

72,408

3,160,609

Leucadia National Corp.

3,500

164,850

Moody’s Corp.

4,648

165,934

NYSE Euronext

5,600

491,512

12,079,662

Diversified Telecommunication Services — 3.1%

AT&T, Inc.

131,088

5,448,017

CenturyTel, Inc.

2,122

87,978

Citizens Communications Co.

9,221

117,383

Embarq Corp.

2,740

135,712

Qwest Communications International, Inc.(1)

32,677

229,066

Verizon Communications, Inc.

60,336

2,636,080

Windstream Corp.

10,529

137,088

8,791,324

Electric Utilities — 3.0%

Allegheny Energy, Inc.

3,880

246,807

Ameren Corp.

4,315

233,916

American Electric Power, Inc.

7,774

361,957

CenterPoint Energy, Inc.

7,948

136,149

CMS Energy Corp.

7,452

129,516

Consolidated Edison, Inc.

4,764

232,721

Dominion Resources, Inc.

13,314

631,749

DTE Energy Co.

4,105

180,456

Duke Energy Corp.

26,302

530,511

Edison International

7,073

377,486

Entergy Corp.

4,652

556,007

Exelon Corp.

14,956

1,221,008

FirstEnergy Corp.

7,451

539,005

FPL Group, Inc.

8,412

570,165

Pepco Holdings, Inc.

4,100

120,253

PG&E Corp.

6,780

292,150

Pinnacle West Capital Corp.

1,550

65,736

PPL Corp.

8,216

427,972

Progress Energy, Inc.

5,078

245,928

Public Service Enterprise Group, Inc.

5,184

509,276

Southern Co.

14,984

580,630

TECO Energy, Inc.

2,588

44,540

Xcel Energy, Inc.

9,253

208,840

8,442,778

Electrical Equipment — 0.6%

Cooper Industries Ltd., Class A

4,188

221,462

Emerson Electric Co.

15,390

871,997

Rockwell Automation, Inc.

3,531

243,498

Tyco Electronics Ltd.

9,594

356,225

1,693,182

The accompanying notes are an
integral part of these financial statements.

RS S&P 500 Index VIP Series

9

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

December 31, 2007

Shares

Value

Electronic Equipment & Instruments — 0.2%

Agilent Technologies, Inc.(1)

9,869

$
362,587

Jabil Circuit, Inc.

5,356

81,786

Molex, Inc.

2,894

79,006

523,379

Energy Equipment & Services — 2.5%

Baker Hughes, Inc.

6,815

552,697

BJ Services Co.

7,888

191,363

ENSCO International, Inc.

3,100

184,822

Halliburton Co.

20,590

780,567

Nabors Industries, Inc.(1)

6,320

173,105

National-Oilwell Varco, Inc.(1)

7,800

572,988

Noble Corp.

6,414

362,455

Rowan Companies, Inc.

2,114

83,418

Schlumberger Ltd.

25,158

2,474,792

Smith International, Inc.

4,000

295,400

Transocean, Inc.(1)

6,566

939,923

Weatherford International Ltd.(1)

7,700

528,220

7,139,750

Food & Staples Retailing — 2.3%

Costco Wholesale Corp.

8,757

610,888

CVS Caremark Corp.

31,888

1,267,548

Safeway, Inc.

9,270

317,127

SUPERVALU, Inc.

4,307

161,599

Sysco Corp.

12,894

402,422

The Kroger Co.

16,796

448,621

Wal-Mart Stores, Inc.

53,782

2,556,258

Walgreen Co.

20,580

783,686

Whole Foods Market, Inc.

2,600

106,080

6,654,229

Food Products — 1.5%

Archer-Daniels-Midland Co.

14,488

672,678

Campbell Soup Co.

7,064

252,397

ConAgra Foods, Inc.

8,985

213,753

Dean Foods Co.

2,600

67,236

General Mills, Inc.

6,325

360,525

H.J. Heinz Co.

6,812

317,984

Kellogg Co.

6,792

356,105

Kraft Foods, Inc., Class A

33,345

1,088,047

McCormick & Co., Inc.

2,128

80,672

Sara Lee Corp.

12,896

207,110

The Hershey Co.

5,575

219,655

Tyson Foods, Inc., Class A

4,500

68,985

Wm. Wrigley Jr. Co.

5,402

316,287

4,221,434

Gas Utilities — 0.1%

Integrys Energy Group, Inc.

499

25,794

Nicor, Inc.

938

39,724

Questar Corp.

3,400

183,940

249,458

Health Care Equipment & Supplies — 1.7%

Baxter International, Inc.

13,886

806,082

Becton, Dickinson and Co.

4,439

371,012

Boston Scientific Corp.(1)

28,519

331,676

C.R. Bard, Inc.

1,891

179,267

Covidien Ltd.

9,594

424,918

December 31, 2007

Shares

Value

Health Care Equipment & Supplies (continued)

Hospira, Inc.(1)

2,597

$
110,736

Medtronic, Inc.

24,740

1,243,680

St. Jude Medical, Inc.(1)

8,090

328,778

Stryker Corp.

7,212

538,881

Varian Medical Systems, Inc.(1)

2,600

135,616

Zimmer Holdings, Inc.(1)

5,170

341,995

4,812,641

Health Care Providers & Services — 2.4%

Aetna, Inc.

12,292

709,617

AmerisourceBergen Corp.

4,226

189,621

Cardinal Health, Inc.

8,368

483,252

CIGNA Corp.

6,888

370,092

Coventry Health Care, Inc.(1)

3,150

186,638

Express Scripts, Inc.(1)

7,076

516,548

Humana, Inc.(1)

3,135

236,097

Laboratory Corp. of America Holdings(1)

2,400

181,272

McKesson Corp.

5,759

377,272

Medco Health Solutions, Inc.(1)

6,534

662,548

Patterson Companies, Inc.(1)

2,100

71,295

Quest Diagnostics, Inc.

3,696

195,518

Tenet Healthcare Corp.(1)

7,310

37,135

UnitedHealth Group, Inc.

27,600

1,606,320

WellPoint, Inc.(1)

12,606

1,105,924

6,929,149

Health Care Technology — 0.0%

IMS Health, Inc.

4,244

97,782

97,782

Hotels, Restaurants & Leisure — 1.4%

Carnival Corp.

10,827

481,693

Darden Restaurants, Inc.

2,562

70,993

Harrah’s Entertainment, Inc.

3,771

334,676

International Game Technology

7,684

337,558

Marriott International, Inc., Class A

7,232

247,190

McDonald’s Corp.

24,461

1,440,998

Starbucks Corp.(1)

15,064

308,360

Starwood Hotels & Resorts Worldwide, Inc.

4,298

189,241

Wendy’s International, Inc.

2,530

65,375

Wyndham Worldwide Corp.

3,797

89,457

Yum! Brands, Inc.

10,346

395,942

3,961,483

Household Durables — 0.4%

Black & Decker Corp.

1,205

83,928

Centex Corp.

2,442

61,685

D.R. Horton, Inc.

5,000

65,850

Fortune Brands, Inc.

2,945

213,100

Harman International Industries, Inc.

1,300

95,823

KB HOME

1,490

32,184

Leggett & Platt, Inc.

2,928

51,064

Lennar Corp., Class A

3,400

60,826

Newell Rubbermaid, Inc.

5,096

131,885

Pulte Homes, Inc.

4,860

51,224

Snap-On, Inc.

873

42,114

The Stanley Works

1,281

62,103

Whirlpool Corp.

1,159

94,609

1,046,395

The accompanying notes are an integral part of
these financial statements.

10

RS S&P 500 Index VIP Series

December 31, 2007

Shares

Value

Household Products — 2.3%

Clorox Co.

3,445

$
224,511

Colgate-Palmolive Co.

10,618

827,779

Kimberly-Clark Corp.

9,529

660,741

The Procter & Gamble Co.

65,562

4,813,562

6,526,593

Independent Power Producers & Energy Traders — 0.3%

Constellation Energy Group

3,844

394,125

Dynegy, Inc., Class A(1)

9,236

65,945

The AES Corp.(1)

13,081

279,803

739,873

Industrial Conglomerates — 3.5%

3M Co.

15,694

1,323,318

General Electric Co.

215,851

8,001,596

Textron, Inc.

4,732

337,392

Tyco International Ltd.

9,594

380,402

10,042,708

Information Technology Services — 0.8%

Affiliated Computer Services, Inc., Class A(1)

2,300

103,730

Automatic Data Processing, Inc.

9,913

441,426

Cognizant Technology Solutions Corp., Class A(1)

5,200

176,488

Computer Sciences Corp.(1)

3,266

161,569

Convergys Corp.(1)

2,590

42,632

Electronic Data Systems Corp.

10,014

207,590

Fidelity National Information Services, Inc.

3,300

137,247

Fiserv, Inc.(1)

3,775

209,475

Paychex, Inc.

7,597

275,163

Unisys Corp.(1)

4,833

22,860

Western Union Co.

15,929

386,756

2,164,936

Insurance — 4.2%

ACE Ltd.

6,224

384,519

AFLAC, Inc.

11,497

720,057

Ambac Financial Group, Inc.

2,084

53,705

American International Group, Inc.

53,503

3,119,225

Aon Corp.

5,608

267,446

Assurant, Inc.

2,100

140,490

Cincinnati Financial Corp.

4,875

192,757

Genworth Financial, Inc., Class A

8,000

203,600

Lincoln National Corp.

6,446

375,286

Loews Corp.

9,663

486,435

Marsh & McLennan Companies, Inc.

11,451

303,108

MBIA, Inc.

2,700

50,301

MetLife, Inc.

15,772

971,871

Principal Financial Group, Inc.

5,188

357,142

Prudential Financial, Inc.

9,477

881,740

SAFECO Corp.

2,047

113,977

The Allstate Corp.

13,399

699,830

The Chubb Corp.

7,936

433,147

The Hartford Financial Services Group, Inc.

6,290

548,425

The Progressive Corp.

14,224

272,532

The Travelers Companies, Inc.

13,898

747,712

Torchmark Corp.

1,782

107,864

Unum Group

9,310

221,485

XL Capital Ltd., Class A

3,956

199,026

11,851,680

December 31, 2007

Shares

Value

Internet & Catalog Retail — 0.2%

Amazon.com, Inc.(1)

6,400

$
592,896

IAC/InterActiveCorp(1)

4,000

107,680

700,576

Internet Software & Services — 1.8%

Akamai Technologies, Inc.(1)

3,400

117,640

eBay, Inc.(1)

25,334

840,835

Expedia, Inc.(1)

4,300

135,966

Google, Inc., Class A(1)

4,800

3,319,104

VeriSign, Inc.(1)

4,100

154,201

Yahoo! Inc.(1)

27,076

629,788

5,197,534

Leisure Equipment & Products — 0.1%

Brunswick Corp.

1,348

22,983

Eastman Kodak Co.

7,563

165,403

Hasbro, Inc.

2,589

66,227

Mattel, Inc.

9,333

177,700

432,313

Life Sciences Tools & Services — 0.3%

Applera Corp.-Applied Biosystems Group

3,176

107,730

Millipore Corp.(1)

723

52,909

PerkinElmer, Inc.

1,870

48,658

Thermo Fisher Scientific, Inc.(1)

8,790

507,007

Waters Corp.(1)

1,962

155,135

871,439

Machinery — 1.9%

Caterpillar, Inc.

13,694

993,637

Cummins, Inc.

2,036

259,325

Danaher Corp.

5,066

444,491

Deere & Co.

9,232

859,684

Dover Corp.

7,032

324,105

Eaton Corp.

2,646

256,530

Illinois Tool Works, Inc.

11,408

610,784

Ingersoll-Rand Co. Ltd., Class A

5,794

269,247

ITT Corp.

4,742

313,162

PACCAR, Inc.

7,909

430,882

Pall Corp.

2,232

89,994

Parker Hannifin Corp.

3,547

267,125

Terex Corp.(1)

1,900

124,583

The Manitowoc Co., Inc.

2,000

97,660

5,341,209

Media — 2.8%

CBS Corp., Class B

15,737

428,833

Clear Channel Communications, Inc.

9,954

343,612

Comcast Corp., Class A(1)

64,632

1,180,180

E.W. Scripps Co., Class A

1,600

72,016

Gannett Co., Inc.

5,313

207,207

Meredith Corp.

742

40,795

News Corp., Class A

47,300

969,177

Omnicom Group, Inc.

6,222

295,732

The DIRECTV Group, Inc.(1)

15,600

360,672

The Interpublic Group of Companies, Inc.(1)

7,803

63,282

The McGraw-Hill Companies, Inc.

7,324

320,865

The New York Times Co., Class A

3,273

57,376

The Walt Disney Co.

42,416

1,369,189

Time Warner, Inc.

86,724

1,431,813

Viacom, Inc., Class B(1)

15,737

691,169

7,831,918

The accompanying notes are an
integral part of these financial statements.

RS S&P 500 Index VIP Series

11

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

December 31, 2007

Shares

Value

Metals & Mining — 1.1%

Alcoa, Inc.

18,625

$
680,744

Allegheny Technologies, Inc.

2,406

207,879

Freeport-McMoran Copper & Gold, Inc., Class B

8,003

819,827

Newmont Mining Corp.

10,104

493,378

Nucor Corp.

6,822

403,999

Titanium Metals Corp.

1,900

50,255

United States Steel Corp.

2,788

337,097

2,993,179

Multi – Utilities — 0.1%

NiSource, Inc.

4,793

90,540

Sempra Energy

5,394

333,780

424,320

Multiline Retail — 0.8%

Big Lots, Inc.(1)

1,734

27,727

Dillards, Inc., Class A

1,262

23,700

Family Dollar Stores, Inc.

2,592

49,844

J.C. Penney Co., Inc.

5,398

237,458

Kohl’s Corp.(1)

6,913

316,615

Macy’s, Inc.

11,094

287,002

Nordstrom, Inc.

5,040

185,119

Sears Holdings Corp.(1)

1,811

184,813

Target Corp.

17,546

877,300

2,189,578

Office Electronics — 0.1%

Xerox Corp.

20,891

338,225

338,225

Oil, Gas & Consumable Fuels — 10.0%

Anadarko Petroleum Corp.

9,686

636,273

Apache Corp.

7,096

763,104

Chesapeake Energy Corp.

8,700

341,040

Chevron Corp.

45,419

4,238,955

ConocoPhillips

34,735

3,067,101

CONSOL Energy, Inc.

3,600

257,472

Devon Energy Corp.

9,198

817,794

El Paso Corp.

13,790

237,740

EOG Resources, Inc.

5,145

459,191

Exxon Mobil Corp.

118,602

11,111,821

Hess Corp.

5,421

546,762

Marathon Oil Corp.

14,496

882,227

Murphy Oil Corp.

3,600

305,424

Noble Energy, Inc.

3,700

294,224

Occidental Petroleum Corp.

17,458

1,344,091

Peabody Energy Corp.

5,300

326,692

Range Resources Corp.

3,200

164,352

Spectra Energy Corp.

12,751

329,231

Sunoco, Inc.

2,532

183,418

Tesoro Corp.

2,900

138,330

Valero Energy Corp.

12,700

889,381

Williams Companies, Inc.

12,415

444,209

XTO Energy, Inc.

11,541

592,759

28,371,591

Paper & Forest Products — 0.3%

International Paper Co.

9,605

311,010

MeadWestvaco Corp.

2,990

93,587

Weyerhaeuser Co.

5,010

369,437

774,034

December 31, 2007

Shares

Value

Personal Products — 0.2%

Avon Products, Inc.(1)

9,396

$
371,424

Estee Lauder Companies, Inc., Class A

2,300

100,303

471,727

Pharmaceuticals — 6.1%

Abbott Laboratories

32,289

1,813,027

Allergan, Inc.

5,726

367,838

Barr Pharmaceuticals, Inc.(1)

2,000

106,200

Bristol-Myers Squibb Co.

41,437

1,098,909

Eli Lilly & Co.

22,839

1,219,374

Forest Laboratories, Inc.(1)

7,079

258,030

Johnson & Johnson

60,954

4,065,632

King Pharmaceuticals, Inc.(1)

3,645

37,325

Merck & Co., Inc.

45,858

2,664,808

Mylan Laboratories, Inc.

6,600

92,796

Pfizer, Inc.

150,003

3,409,568

Schering-Plough Corp.

33,420

890,309

Watson Pharmaceuticals, Inc.(1)

1,956

53,086

Wyeth

27,069

1,196,179

17,273,081

Real Estate Investment Trusts — 0.9%

Apartment Investment & Management Co., Class A

3,463

120,270

AvalonBay Communities, Inc.

1,600

150,624

Boston Properties, Inc.

2,200

201,982

Developers Diversified Realty Corp.

2,600

99,554

Equity Residential

5,321

194,057

General Growth Properties, Inc.

5,100

210,018

Host Hotels & Resorts, Inc.

10,800

184,032

Kimco Realty Corp.

4,200

152,880

Plum Creek Timber Co., Inc.

3,362

154,786

ProLogis

5,292

335,407

Public Storage, Inc.

2,900

212,889

Simon Property Group, Inc.

4,402

382,358

Vornado Realty Trust

2,700

237,465

2,636,322

Real Estate Management & Development — 0.0%

CB Richard Ellis Group, Inc., Class A(1)

3,700

79,735

Forestar Real Estate Group, Inc.(1)

534

12,597

92,332

Road & Rail — 0.8%

Burlington Northern Santa Fe Corp.

7,561

629,302

CSX Corp.

8,968

394,413

Norfolk Southern Corp.

8,129

410,027

Ryder System, Inc.

930

43,719

Union Pacific Corp.

5,442

683,624

2,161,085

Semiconductors & Semiconductor Equipment — 2.6%

Advanced Micro Devices, Inc.(1)

11,902

89,265

Altera Corp.

6,790

131,183

Analog Devices, Inc.

6,027

191,056

Applied Materials, Inc.

29,509

524,080

Broadcom Corp., Class A(1)

9,144

239,024

Intel Corp.

121,553

3,240,603

KLA-Tencor Corp.

3,328

160,277

Linear Technology Corp.

5,347

170,195

LSI Corp.(1)

14,361

76,257

MEMC Electronic Materials, Inc.(1)

4,600

407,054

The accompanying notes are an integral part of
these financial statements.

12

RS S&P 500 Index VIP Series

December 31, 2007

Shares

Value

Semiconductors & Semiconductor Equipment (continued)

Microchip Technology, Inc.

4,600

$
144,532

Micron Technology, Inc.(1)

15,228

110,403

National Semiconductor Corp.

6,658

150,737

Novellus Systems, Inc.(1)

2,370

65,341

NVIDIA Corp.(1)

12,261

417,119

Teradyne, Inc.(1)

3,377

34,918

Texas Instruments, Inc.

31,480

1,051,432

Xilinx, Inc.

5,730

125,315

7,328,791

Software — 3.7%

Adobe Systems, Inc.(1)

11,654

497,976

Autodesk, Inc.(1)

4,116

204,812

BMC Software, Inc.(1)

3,606

128,518

CA, Inc.

9,555

238,397

Citrix Systems, Inc.(1)

4,616

175,454

Compuware Corp.(1)

5,622

49,923

Electronic Arts, Inc.(1)

6,400

373,824

Intuit, Inc.(1)

6,330

200,091

Microsoft Corp.

177,565

6,321,314

Novell, Inc.(1)

7,029

48,289

Oracle Corp.(1)

83,811

1,892,453

Symantec Corp.(1)

21,273

343,346

10,474,397

Specialty Retail — 1.6%

Abercrombie & Fitch Co., Class A

1,500

119,955

AutoNation, Inc.(1)

4,700

73,602

AutoZone, Inc.(1)

1,474

176,747

Bed, Bath & Beyond, Inc.(1)

5,064

148,831

Best Buy Co., Inc.

8,740

460,161

Circuit City Stores, Inc.

3,140

13,188

GameStop Corp., Class A(1)

3,400

211,174

Limited Brands, Inc.

9,195

174,061

Lowe’s Companies, Inc.

30,368

686,924

Office Depot, Inc.(1)

6,624

92,140

OfficeMax, Inc.

2,141

44,233

RadioShack Corp.

2,565

43,246

Staples, Inc.

13,890

320,442

The Gap, Inc.

14,914

317,370

The Home Depot, Inc.

42,730

1,151,146

The Sherwin-Williams Co.

2,251

130,648

Tiffany & Co.

3,379

155,536

TJX Companies, Inc.

8,072

231,909

4,551,313

Textiles, Apparel & Luxury Goods — 0.4%

Coach, Inc.(1)

7,600

232,408

Jones Apparel Group, Inc.

1,927

30,813

Liz Claiborne, Inc.

1,595

32,458

NIKE, Inc., Class B

8,816

566,340

Polo Ralph Lauren Corp.

1,200

74,148

VF Corp.

1,636

112,328

1,048,495

Thrifts & Mortgage Finance — 0.7%

Countrywide Financial Corp.

12,410

110,945

Federal Home Loan Mortgage Corp.

13,787

469,723

Federal National Mortgage Association

20,413

816,112

Hudson City Bancorp, Inc.

10,500

157,710

MGIC Investment Corp.

1,536

34,453

Sovereign Bancorp, Inc.

9,765

111,321

Washington Mutual, Inc.

18,321

249,349

1,949,613

December 31, 2007

Shares

Value

Tobacco — 1.3%

Altria Group, Inc.

43,595

$
3,294,910

Reynolds American, Inc.

4,678

308,561

UST, Inc.

3,831

209,939

3,813,410

Trading Companies & Distributors — 0.1%

W.W. Grainger, Inc.

2,192

191,844

191,844

Wireless Telecommunication Services — 0.4%

American Tower Corp., Class A(1)

8,500

362,100

Sprint Nextel Corp.

59,117

776,206

1,138,306

Total Common Stocks (Cost $207,394,996)

275,694,897

Principal Amount

Value

U.S. Government Securities — 0.2%

U.S. Treasury Bills — 0.2%

United States Treasury Bill: 3.058% due 2/28/2008(2)

$
50,000

49,754

2.865% due 3/20/2008(2)

230,000

228,554

2.873% due 3/6/2008(2)

40,000

39,792

2.98% due 2/21/2008(2)

20,000

19,916

3.112% due 3/27/2008(2)

40,000

39,703

3.963% due 1/10/2008(2)

30,000

29,970

4.15% due 1/10/2008(2)

100,000

99,896

507,585

Total U.S. Government Securities (Cost $507,585)

507,585

Shares

Value

Other Investments - For Trustee Deferred Compensation Plan — 0.0%

RS Core Equity Fund, Class Y(3)

9

380

RS Emerging Growth Fund, Class Y(3)

39

1,585

RS Emerging Markets Fund, Class A(3)

14

378

RS Equity Dividend Fund, Class Y(3)

4

33

RS Global Natural Resources Fund, Class Y(3)

127

4,831

RS Growth Fund, Class Y(3)

92

1,323

RS Investment Quality Bond Fund, Class A(3)

3

33

RS Investors Fund, Class Y(3)

239

2,292

RS MidCap Opportunities Fund, Class Y(3)

73

1,042

RS Partners Fund, Class Y(3)

45

1,372

RS S&P 500 Index Fund, Class A(3)

3

33

RS Smaller Company Growth Fund, Class Y(3)

42

867

RS Value Fund, Class Y(3)

32

848

Total Other Investments (Cost $15,590)

15,017

The accompanying notes are an
integral part of these financial statements.

RS S&P 500 Index VIP Series

13

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

December 31, 2007

Principal Amount

Value

Repurchase Agreements — 2.2%

  State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $6,252,406, due 1/2/2008, collateralized by FNMA,
6.02%, due 5/8/2017, with a value of $6,380,988

$
6,251,000

$
6,251,000

Total Repurchase Agreements (Cost $6,251,000)

6,251,000

Total Investments — 99.8% (Cost $214,169,171)

282,468,499

Other Assets, Net — 0.2%

468,738

Total Net Assets — 100.0%

$
282,937,237

(1)
Non income-producing security.

(2)
  All or a portion of the security is segregated as collateral to cover margin requirements on open futures contracts.

(3)
  Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

Description

Number of Contracts

Expiration

Face Value (Thousands)

Unrealized Depreciation

Purchased Futures Contracts

S & P 500 Index

16

3/2008

$
5,909

$
(161,480
)

The accompanying notes are an integral part of
these financial statements.

14

RS S&P 500 Index VIP Series

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities   As
of December 31, 2007

Assets

Investments, at value

$
282,468,499

Cash and cash equivalents

322

Dividends/interest receivable

407,079

Due from distributor

35,236

Receivable for fund shares subscribed

218,519

Prepaid expenses

2,190

Total Assets

283,131,845

Liabilities

Payable to adviser

60,518

Deferred trustees’ compensation

15,017

Payable for variation margin

33,200

Payable for fund shares redeemed

3,328

Payable for investments purchased

2,806

Accrued transfer agent fees

31,927

Accrued audit fees

30,545

Accrued expenses/other liabilities

17,267

Total Liabilities

194,608

Total Net Assets

$
282,937,237

Net Assets Consist of:

Paid-in capital

$
344,548,750

Accumulated undistributed net investment income

38,794

Accumulated net realized loss from investments and futures contracts

(129,788,155
)

Net unrealized appreciation on investments and futures contracts

68,137,848

Total Net Assets

$
282,937,237

Investments, at Cost

$
214,169,171

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value

26,415,804

Net Asset Value Per Share

$10.71

Statement of Operations   For the Year
Ended December 31, 2007

Investment Income

Interest

$
283,183

Dividends

5,343,492

Total Investment Income

5,626,675

Expenses

Investment advisory fees

703,596

Custodian fees

74,593

Professional fees

64,399

Shareholder reports

79,629

Registration fees

15,102

Trustees’ fees and expenses

16,698

Insurance expense

10,034

Administrative service fees

22,436

Other expense

5,700

Total Expenses

992,187

Less: Fee waiver by distributor

(202,914
)

Less: Custody credits

(438
)

Total Expenses, Net

788,835

Net Investment Income

4,837,840

Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts

Net realized gain from investments

2,116,538

Net realized gain from futures contracts

144,210

Net change in unrealized appreciation on investments

7,158,596

Net change in unrealized depreciation on futures contracts

(167,600
)

Net Gain on Investments and Futures Contracts

9,251,744

Net Increase in Net Assets Resulting from Operations

$
14,089,584

The accompanying notes are an
integral part of these financial statements.

RS S&P 500 Index VIP Series

15

  Financial Information — RS S&P 500 Index VIP Series (continued)

Statement of Changes in Net Assets

For the Year Ended 12/31/07

For the Year Ended 12/31/06

Operations

Net investment income

$
4,837,840

$
4,108,892

Net realized gain from investments

2,260,748

201,503

Net change in unrealized appreciation on investments and futures contracts

6,990,996

30,966,600

Net Increase in Net Assets Resulting from Operations

14,089,584

35,276,995

Distributions to Shareholders

Net investment income

(4,914,798
)

(4,039,774
)

Total Distributions

(4,914,798
)

(4,039,774
)

Capital Share Transactions

Proceeds from sales of shares

21,108,628

30,197,829

Reinvestment of distributions

4,914,798

4,039,774

Cost of shares redeemed

(20,651,753
)

(16,612,725
)

Net Increase in Net Assets Resulting from Capital Share Transactions

5,371,673

17,624,878

Net Increase in Net Assets

14,546,459

48,862,099

Net Assets

Beginning of year

268,390,778

219,528,679

End of year

$
282,937,237

$
268,390,778

Accumulated Undistributed Net Investment Income Included in Net Assets

$
38,794

$
164,022

Other Information:

Shares

Sold

1,952,027

3,150,395

Reinvested

461,483

411,347

Redeemed

(1,902,682
)

(1,722,127
)

Net Increase

510,828

1,839,615

The accompanying notes are an integral part of
these financial statements.

16

RS S&P 500 Index VIP Series

This page intentionally left blank

RS S&P 500 Index VIP Series

17

  Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to
help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

Net Asset Value, Beginning of Period

Net Investment Income

Net Realized and Unrealized Gain

Total Operations

Distributions From Net Investment Income

Distributions From Net Realized Capital Gains

Total Distributions

Year Ended 12/31/07

$
10.36

$
0.19

$
0.35

$
0.54

$
(0.19
)

$
—

$
(0.19
)

Year Ended 12/31/06

9.12

0.16

1.24

1.40

(0.16
)

—

(0.16
)

Year Ended 12/31/05

8.86

0.14

0.26

0.40

(0.14
)

—

(0.14
)

Year Ended 12/31/04

8.14

0.14

0.72

0.86

(0.14
)

—

(0.14
)

Year Ended 12/31/03

6.44

0.11

1.70

1.81

(0.11
)

—

(0.11
)

The accompanying notes are an integral part of
these financial statements.

18

RS S&P 500 Index VIP Series

Net Asset Value, End of Period

Total Return[2]

Net Assets, End of Period (000s)

Net Ratio of Expenses to Average Net Assets[1]

Gross Ratio of Expenses to Average Net Assets

Net Ratio of Net Investment Income to Average Net Assets[1]

Gross Ratio of Net Investment Income to Average Net Assets

Portfolio Turnover Rate

$10.71

5.22%

$
282,937

0.28%

0.35%

1.72%

1.65%

3%

10.36

15.46%

268,391

0.28%

0.36%

1.72%

1.64%

2%

9.12

4.54%

219,529

0.28%

0.37%

1.61%

1.52%

2%

8.86

10.59%

202,818

0.28%

0.36%

1.75%

1.67%

1%

8.14

28.25%

170,825

0.28%

0.40%

1.51%

1.39%

12%

Distributions reflect actual per-share amounts distributed for the period.

[1]
  Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[2]
  Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series

19

Notes to Financial Statements — RS S&P 500 Index VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS S&P 500
Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class
I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”).
The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.

Significant Accounting Policies

The following accounting policies of the Fund are in
conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported
sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York
Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally are determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

20

RS S&P 500 Index VIP Series

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as variation margins received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly
attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an
arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and
net realized capital gains, if any, are declared and distributed at least annually. All dividends to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other
funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5,
2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

RS S&P 500 Index VIP Series

21

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

Note 2.

Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of the Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Pursuant to a Sub-Advisory, Sub-Administration and
Accounting Services Agreement, GIS, has the right to receive fees from RS Investments at an annual rate of 0.2375% of the Fund’s average daily net assets.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) from exceeding 0.28% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust
who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the
“Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The
Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.

Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended
December 31, 2007 and December 31, 2006 were as follows:

Ordinary Income

2007

2006

$4,914,798

$
4,039,774

Income and capital gain distributions are
determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as
of December 31, 2007 were as follows:

Undistributed Ordinary Income

Undistributed Long-Term Capital Gain

$
53,812

$
—

Capital loss carryovers available to the Fund at
December 31, 2007 were as follows:

Expiring

2008

2009

2010

2011

2012

2013

Total

$
—

$
—

$
112,667,814

$
11,938,809

$
—

$
549,960

$
125,156,583

22

RS S&P 500 Index VIP Series

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During
the year ended December 31, 2007, the Fund utilized capital loss carryovers of $1,574,982.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $81,584,604 and $(18,078,327), respectively, resulting in net unrealized appreciation of $63,506,277. The cost of investments for federal tax purposes at December 31, 2007 was $218,962,222.

Note 4.

Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $12,462,909 and $8,189,132, respectively, for the year ended December 31, 2007.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM
L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the
“SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during
2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which it has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its

RS S&P 500 Index VIP Series

23

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the
NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS
Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District
Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections
34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and
Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3,
2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and
15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a)
of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS
Investment Trust. The litigation is currently in the discovery phase.

Additional
lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the
Fund.

Note 7.

New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

24

RS S&P 500 Index VIP Series

The Fund files U.S. tax returns. While the statute of
limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS S&P 500 Index VIP Series

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
RS S&P 500 Index VIP Series:

In our opinion, the accompanying statement of
assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500
Index VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December
31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

26

RS S&P 500 Index VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C.
Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee

Votes For

Votes Withheld

Kenneth R. Fitzsimmons, Jr.

163,286,959.040

3,611,842.912

Christopher C. Melvin, Jr.

163,247,374.718

3,651,427.234

Gloria S. Nelund

163,076,808.679

3,821,993.273

Terry R. Otton

163,170,972.244

3,727,829.708

RS S&P 500 Index VIP Series

27

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the
Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS
Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC
(“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series,
RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as
Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each
Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their
consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*
The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

28

RS S&P 500 Index VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at

RS S&P 500 Index VIP Series

29

Supplemental Information — unaudited (continued)

rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the
RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS
Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The
Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted
that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS
Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’
portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio

30

RS S&P 500 Index VIP Series

transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar”
relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent
enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢

RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢

RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢

  RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the
Chief Compliance Officer.

The Trustees also considered the Chief
Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The
Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS S&P 500 Index VIP Series

31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age

Position(s) Held with Trust

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee††

Disinterested Trustees

Judson Bergman Age: 51

Trustee

Since May 2006

Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.

40

None

Jerome S. Contro Age: 51

Trustee

Since May 2006

Partner, Tango Group, a private investment firm.

40

Trustee, Janus Funds

Kenneth R. Fitzsimmons, Jr. Age: 62

Trustee

Since May 2007

Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.

40

None

John W. Glynn, Jr. Age: 67

Trustee

Since May 2006

President, Glynn Capital Management, an investment management firm.

40

None

Anne M. Goggin Age: 59

Trustee, Chairman of the Board

Since August 2006

Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance
Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.

40

None

Christopher C. Melvin, Jr. Age: 53

Trustee

Since November 2007

Chairman & CEO, Melvin & Company, LLC, a brokerage firm.

40

None

Gloria S. Nelund Age: 46

Trustee

Since November 2007

President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.

40

None

John P. Rohal Age: 60

Trustee

  Since February 2008;   Also from
December 2006-March 2007

Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.

40

None

32

RS S&P 500 Index VIP Series

Trustees and Officers Information Table

Name, Address, and Age

Position(s) Held with Trust

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee††

Interested Trustees and Principal Officers

Dennis J. Manning* Age: 61

Trustee

Since August 2006

Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life
Insurance Council of New York, Inc., a life insurance trade association.

40

None

Terry R. Otton** Age: 53

Trustee; President and Principal Executive Officer

Trustee since December 2006; President and Principal Executive Officer since May 2006.

CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF
Group Inc., an investment banking firm.

40

None

James E. Klescewski Age: 52

Treasurer and Principal Financial and Accounting Officer

Since September 2006

CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm;
formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.

N/A

N/A

RS S&P 500 Index VIP Series

33

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age

Position(s) Held with Trust

Term of Office and Length of Time Served†

Principal Occupation(s) During Past 5 Years

Number of Portfolios in Fund Complex Overseen by Trustee

Other Directorships Held by Trustee††

Interested Trustees and Principal Officers (continued)

Benjamin L. Douglas Age: 41

Vice President, Secretary, and Chief Legal Officer

Since May 2006

General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.

N/A

N/A

John J. Sanders, Jr. Age: 62

Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer

Since May 2006

Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.

N/A

N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††
  Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*
Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**
Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

34

RS S&P 500 Index VIP Series

07

ANNUAL REPORT

RS Variable Products Trust

RS International Growth VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of
RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS International Growth VIP Series

R. Robin Menzies (Baillie Gifford Overseas Limited)

has managed RS
International Growth VIP Series since 1993*. In this role, Mr. Menzies works with the investment management teams at Baillie Gifford Overseas Limited (“BG Overseas”), which make the securities selections for the Fund, and an investment policy committee BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1976. He received a B.A. in engineering and law from Cambridge University.

*
Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

The RS International Growth VIP Series
seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowings for investment purposes) in common stocks and convertible securities issued by companies that are domiciled outside of the U.S. The Fund uses a bottom-up, stock-driven approach, with the objective of selecting stocks that the sub-adviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance

Despite the turmoil that continued to affect the financial markets in the fourth quarter of 2007, the RS International Growth
VIP Series returned 0.03% during the fourth quarter. The Fund’s benchmark Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE)2 returned –0.26% during the fourth quarter. Over the year ended December 31, 2007, the Index returned 16.84% and the Fund returned 15.02%.

Portfolio Review

The credit crunch reared its ugly head again during the
last quarter of 2007. The end result was that returns for the quarter were in negative territory. Markets held steady until November when, as happened earlier in the year, turbulence among financial companies affected sentiment. The chief executives of both Citigroup and Merrill Lynch resigned at this time after their companies had taken significant third-quarter write-offs connected with the ongoing credit crisis.

The best-performing regions were the emerging markets and Europe. Growth generally remains robust in certain parts of Asia with demand being driven by domestic strength and government surpluses. However, once again, Japan proved to be the laggard and in mid-December the Japanese government confirmed what the market already feared and moved its official gross domestic product forecast down from 2.10% to
1.30% for the 12 month-period ended March 2008.

The Fund’s position in emerging
markets companies benefited performance, with names such as Brazilian oil manufacturer Petroleo Brasilero (1.92% of net assets as of 12/31/07) and Russia’s Mobile TeleSystems (0.86%) contributing to returns.

RS International Growth VIP Series

3

RS International Growth VIP Series (continued)

Stock selection in the United Kingdom was also a positive factor on the Fund’s performance. Our chosen energy companies of Cairn Energy (1.77%) and BG Group
(1.79%) exhibited strong performance, mirroring the overall strong performance of many energy companies as the oil price flirted with $100 per barrel during the fourth quarter.

An area of the Index which did well but which counted against the Fund was utilities companies, as we held an underweight position in this area, believing that long-term growth prospects for these companies were weak. The Fund also suffered from a reversal in the fortunes of industrial companies such as Sweden’s Atlas Copco (2.65%), Japan’s Mitsui (1.87%) and Norway’s Aker
Kvaerner (1.74%). These companies seemed to us to have been unjustly affected in share price terms in the sell off triggered by the uncertainty regarding a possible slowdown in global growth in 2008.

Predictably, financial companies continued to do poorly. Another weak area was materials although this did not stop BHP Billiton (1.72%) from pursuing a $150 billion bid for Rio Tinto (0.00%) during the fourth quarter. Consumer staples companies have fared well amid the turmoil, and L’Oreal (2.22%) proved that its franchise remains robust, with a steady rise over the fourth-quarter period.

Over the year, despite good stock
selection in Japan and an overweight position in the emerging markets, the Fund’s relative performance slightly lagged behind the benchmark. The largest contributor to this was our European stock selection. The Fund held positions in financial companies such as UBS (0.93%) in Switzerland and UniCredito Italiano (1.47%) in Italy, both of which performed poorly relative to our expectations. The Fund also missed out by not holding Finnish mobile phone manufacturer Nokia (0.00%), and German manufacturing conglomerate Siemens (0.00%), both of which performed well relative to our expectations.

Outlook

We expect that the beginning months of 2008 are likely to follow the pattern of the second half of 2007. We think that the uncertainties connected to credit are likely to be protracted, as we have already seen a downturn in the activities of private equity companies. This may be followed by less corporate activity with regard to both capital and acquisitions spending. Companies and investors may look to de-leverage if this is indiscriminate; as a result, long-term prospects may be unnecessarily affected.

On the plus side, we think that global growth remains positive — thanks to the emerging markets. We believe China, India, and to a lesser extent
Brazil and Russia will see robust domestic growth. We believe the main threat is the dampening of demand from these countries’ overseas markets such as the United States. We expect to continue to see increasing divergence between winners and losers.

International equity securities continue to look promising in our view, and the threat of a housing-induced slowdown appears to be less outside the United States than within it. Overall we remain positive about the prospects for international growth companies.

Thank you for your continued support.

R. Robin Menzies

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the
value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS International Growth VIP Series

Total Net Assets: $318,967,775

Data as of December 31, 2007

Geographical Location vs. Index[1]

Top Ten Holdings[1]

Company

Country

Percentage of Total Net Assets

  Seadrill
Ltd.

Norway

3.41%

  Atlas Copco
AB

Sweden

2.65%

Celesio AG

Germany

2.55%

Kone Oyj

Finland

2.54%

  Essilor International S.A.

France

2.48%

  L’Oreal
S.A.

France

2.22%

  Svenska Handelsbanken AB

Sweden

2.12%

  Vodafone Group
PLC

United Kingdom

2.12%

  Deutsche Boerse
AG

Germany

2.04%

  Royal Dutch Shell
PLC

United Kingdom

2.04%

Total

24.17%

1
Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2
The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity.
Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS International Growth VIP Series

5

RS International Growth VIP Series (continued)

Performance Update Average Annual Returns as of 12/31/07

Inception Date

1 Year

3 Years

5 Years

10 Years

Since Inception

RS International Growth VIP Series

02/08/91

15.02%

18.10%

20.11%

8.24%

9.87%

  MSCI EAFE Growth
Index[2]

16.84%

17.66%

20.25%

6.75%

6.45%

  Results of a Hypothetical $10,000
Investment

The chart above shows the performance of a
hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.98%.
Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units.
The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

RS International Growth VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of
costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about
actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 07/01/07

Ending Account Value 12/31/07

Expenses Paid During Period* 07/01/07-12/31/07

Expense Ratio During Period* 07/01/07-12/31/07

Based on Actual Return

$1,000.00

$1,042.50

$5.03

0.98%

Based on Hypothetical Return (5% return before expenses)

$1,000.00

$1,020.28

$4.98

0.98%

*
Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS International Growth VIP Series

7

Schedule of Investments – RS International Growth VIP Series

December 31, 2007

Shares

Value

Common Stocks — 97.0%

Australia — 6.0%

Beverages — 0.5%

Fosters Group Ltd.

255,500

$
1,469,439

Commercial Banks — 1.3%

Australia & NZ Banking Group Ltd.

87,754

2,115,859

Westpac Banking Corp.

77,000

1,887,668

4,003,527

Commercial Services & Supplies — 0.4%

Brambles Ltd.

116,500

1,179,437

Construction Materials — 0.1%

James Hardie Industries N.V.

78,000

441,747

Food & Staples Retailing — 1.0%

Woolworths Ltd.

107,700

3,214,299

Insurance — 0.3%

AMP Ltd.

95,000

829,977

Metals & Mining — 1.7%

BHP Billiton Ltd.

155,956

5,496,659

Oil, Gas & Consumable Fuels — 0.4%

Woodside Petroleum Ltd.

27,900

1,234,434

Real Estate Investment Trusts — 0.3%

Westfield Group

61,000

1,124,782

18,994,301

Belgium — 1.2%

Diversified Financial Services — 1.2%

Groupe Bruxelles Lambert S.A.

30,000

3,854,111

3,854,111

Denmark — 2.1%

Chemicals — 1.4%

Novozymes AS, Class B

39,900

4,553,249

Marine — 0.7%

A.P. Moeller-Maersk AS, Class B

206

2,197,312

6,750,561

Finland — 2.5%

Construction & Engineering — 2.5%

Kone Oyj, Class B

115,400

8,086,779

8,086,779

France — 9.8%

Diversified Financial Services — 1.3%

Eurazeo

32,734

4,199,606

Food & Staples Retailing — 1.7%

Carrefour S.A.

71,529

5,573,015

Health Care Equipment & Supplies — 2.5%

Essilor International S.A.

123,820

7,902,006

Multi-Utilities — 1.4%

Electricite de France

36,800

4,383,905

Office Electronics — 0.7%

Neopost S.A.

21,697

2,236,091

Personal Products — 2.2%

L’Oreal S.A.

49,406

7,077,493

31,372,116

December 31, 2007

Shares

Value

Germany — 6.4%

Air Freight & Logistics — 1.0%

Deutsche Post AG

92,252

$
3,170,960

Diversified Financial Services — 2.0%

Deutsche Boerse AG

32,800

6,509,925

Health Care Providers & Services — 2.5%

Celesio AG

130,693

8,120,889

Software — 0.9%

SAP AG

52,674

2,736,237

20,538,011

Hong Kong — 2.1%

Commercial Banks — 0.2%

BOC Hong Kong Holdings Ltd.

202,000

566,048

Distributors — 0.2%

Li & Fung Ltd.

177,000

713,911

Diversified Financial Services — 0.5%

Hong Kong Exchanges & Clearing Ltd.

50,500

1,430,015

Media — 0.1%

Television Broadcasts Ltd.

66,000

392,323

Real Estate Management & Development — 1.1%

Cheung Kong Holdings Ltd.

90,000

1,665,555

Hang Lung Properties Ltd.

405,000

1,880,242

3,545,797

6,648,094

Italy — 1.5%

Commercial Banks — 1.5%

UniCredito Italiano SpA

564,812

4,690,451

4,690,451

Japan — 16.5%

Automobiles — 1.1%

Nissan Motor Co. Ltd.

310,200

3,415,352

Beverages — 0.8%

Asahi Breweries Ltd.

157,300

2,664,025

Building Products — 0.7%

Asahi Glass Co.

171,000

2,294,490

Commercial Banks — 1.1%

Mitsubishi UFJ Financial Group, Inc.

377,000

3,533,268

Construction & Engineering — 0.4%

Chiyoda Corp.

117,000

1,333,223

Electrical Equipment — 0.8%

Mitsubishi Electric Corp.

230,000

2,404,691

Electronic Equipment & Instruments — 1.7%

Hirose Electric Co. Ltd.

20,100

2,324,594

Keyence Corp.

12,400

3,060,180

5,384,774

Insurance — 0.7%

Mitsui Sumitomo Insurance Co.

210,000

2,045,204

Internet Software & Services — 0.4%

Rakuten, Inc.

2,578

1,269,212

Machinery — 0.5%

SMC Corp.

13,500

1,609,632

Marine — 0.5%

Mitsui O.S.K. Lines Ltd.

119,000

1,518,990

The accompanying notes are an integral part of these financial statements.

8	RS International Growth VIP Series

December 31, 2007	Shares	Value

Japan (continued)
Office Electronics — 1.4%
Canon, Inc.	96,100	$4,473,168
Paper & Forest Products — 0.4%
Nippon Paper Group, Inc.	461	1,386,528
Real Estate Management & Development — 0.3%
Sumitomo Realty & Development Co. Ltd.	40,000	990,019
Road & Rail — 0.7%
Tokyu Corp.	351,000	2,309,314
Specialty Retail — 1.1%
Yamada Denki Co. Ltd.	31,050	3,549,286
Tobacco — 0.9%
Japan Tobacco, Inc.	477	2,852,222
Trading Companies & Distributors — 2.2%
Hitachi High-Technologies Corp.	53,600	1,173,092
Mitsui & Co. Ltd.	282,000	5,969,924

		7,143,016
Wireless Telecommunication Services — 0.8%
KDDI Corp.	349	2,599,185

		52,775,599
Netherlands — 0.8%
Metals & Mining — 0.8%
ArcelorMittal	34,750	2,693,747

		2,693,747
Norway — 5.2%
Energy Equipment & Services — 1.8%
Aker Kvaerner ASA	208,764	5,555,660
Oil, Gas & Consumable Fuels — 3.4%
Seadrill Ltd.(1)	446,273	10,890,019

		16,445,679
Russia — 1.4%
Oil, Gas & Consumable Fuels — 0.5%
OAO Gazprom, ADR(2)	29,500	1,672,650
Wireless Telecommunication Services — 0.9%
Mobile TeleSystems, ADR(2)	27,000	2,748,330

		4,420,980

Singapore — 0.6%
Industrial Conglomerates — 0.6%
Keppel Corp. Ltd.	210,000	1,896,558

		1,896,558
Spain — 1.4%
Diversified Financial Services — 1.4%
Corp. Financiera Alba S.A.	64,000	4,331,412

		4,331,412
Sweden — 8.9%
Commercial Banks — 2.1%
Svenska Handelsbanken AB, Class A	210,987	6,757,382
Diversified Financial Services — 1.7%
Investor AB, Class B	243,258	5,532,697
Health Care Equipment & Supplies — 1.5%
Getinge AB, Class B	170,480	4,576,414

December 31, 2007	Shares	Value

Sweden (continued)
Machinery — 3.6%
Atlas Copco AB, Class B	619,157	$8,454,110
Sandvik AB	169,254	2,913,341

		11,367,451

		28,233,944
Switzerland — 9.0%
Building Products — 1.1%
Geberit AG	24,120	3,312,865
Capital Markets — 0.5%
Partners Group	11,821	1,587,062
Commercial Banks — 0.9%
UBS AG	64,231	2,972,843
Computers & Peripherals — 0.8%
Logitech International S.A.(1)	71,446	2,620,181
Food Products — 1.5%
Nestle S.A.	10,670	4,900,764
Health Care Equipment & Supplies — 1.2%
Straumann Holding AG	13,600	3,750,916
Machinery — 0.9%
Schindler Holding AG	43,320	2,793,234
Pharmaceuticals — 0.6%
Basilea Pharmaceutica(1)	10,320	2,009,946
Textiles, Apparel & Luxury Goods — 1.5%
Compagnie Financiere Richemont AG, Class A	69,800	4,790,408

		28,738,219
Taiwan — 1.3%
Computers & Peripherals — 0.7%
Hon Hai Precision Industry Co. Ltd., GDR(3)	175,500	2,176,200
Semiconductors & Semiconductor Equipment — 0.6%
Taiwan Semiconductor Mfg. Co. Ltd., ADR(2)	206,176	2,053,513

		4,229,713
United Kingdom — 20.3%
Commercial Banks — 3.4%
Royal Bank of Scotland PLC	662,164	5,852,381
Standard Chartered PLC	137,000	5,028,814

		10,881,195
Commercial Services & Supplies — 1.2%
Capita Group PLC	137,419	1,909,353
Hays PLC	774,000	1,779,537

		3,688,890
Construction & Engineering — 0.7%
Amec PLC	133,747	2,232,396
Containers & Packaging — 0.8%
Rexam PLC	313,000	2,607,497
Health Care Equipment & Supplies — 0.5%
Smith & Nephew PLC	149,000	1,720,277
Machinery — 0.5%
The Weir Group PLC	107,700	1,735,468
Media — 1.0%
Reed Elsevier PLC	239,000	3,232,745

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	9

Schedule of Investments – RS International Growth VIP Series (continued)

December 31, 2007	Shares	Value

United Kingdom (continued)
Oil, Gas & Consumable Fuels — 6.7%
BG Group PLC	250,000	$5,722,976
Cairn Energy PLC(1)	92,043	5,632,208
John Wood Group PLC	414,018	3,568,545
Royal Dutch Shell PLC, Class A	154,700	6,500,738

		21,424,467
Pharmaceuticals — 1.8%
GlaxoSmithKline PLC	222,277	5,659,123
Tobacco — 0.9%
Imperial Tobacco Group PLC	51,900	2,801,826
Trading Companies & Distributors — 0.7%
Wolseley PLC	139,000	2,053,066
Wireless Telecommunication Services — 2.1%
Vodafone Group PLC	1,805,700	6,750,334

		64,787,284

Total Common Stocks (Cost $214,244,061)		309,487,559

	Shares	Value
Preferred Stocks — 2.6%
Brazil — 2.6%
Commercial Banks — 0.7%
Banco Itau Holdings Financeira S.A., ADR(2)	86,000	2,223,960
Oil, Gas & Consumable Fuels — 1.9%
Petroleo Brasileiro S.A., ADR(2)	63,800	6,138,836

		8,362,796

Total Preferred Stocks (Cost $1,885,341)		8,362,796

	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	10	405
RS Emerging Growth Fund, Class Y(4)	42	1,695
RS Emerging Markets Fund, Class A(4)	15	406
RS Equity Dividend Fund, Class Y(4)	4	37
RS Global Natural Resources Fund, Class Y(4)	136	5,158
RS Growth Fund, Class Y(4)	97	1,403
RS Investment Quality Bond Fund, Class A(4)	4	37
RS Investors Fund, Class Y(4)	253	2,430
RS MidCap Opportunities Fund, Class Y(4)	78	1,103
RS Partners Fund, Class Y(4)	48	1,480
RS S&P 500 Index Fund, Class A(4)	4	37
RS Smaller Company Growth Fund, Class Y(4)	45	927

December 31, 2007	Shares	Value

Other Investments — For Trustee Deferred Compensation Plan (continued)
RS Value Fund, Class Y(4)	35	$909

Total Other Investments (Cost $16,643)		16,027

	Principal Amount	Value
Repurchase Agreements — 0.3%
State Street Bank and Trust Co. Repurchase Agreement, 1.15% dated 12/31/2007, maturity value of $759,048, due 1/2/2008, collateralized by U.S. Treasury Bond, 4.50%, due 2/18/2011, with a value of $775,425	$759,000	759,000

Total Repurchase Agreements (Cost $759,000)		759,000

Total Investments — 99.9% (Cost $216,905,045)		318,625,382

Other Assets, Net — 0.1%		342,393

Total Net Assets — 100.0%		$318,967,775

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	GDR — Global Depositary Receipt.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

10	RS International Growth VIP Series

Financial Information — RS International Growth VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$318,625,382
Cash and cash equivalents	202
Foreign currency, at value	7,981
Dividends/interest receivable	457,861
Receivable for fund shares subscribed	247,537
Prepaid expenses	2,435

Total Assets	319,341,398

Liabilities
Payable to adviser	215,176
Payable for fund shares redeemed	32,668
Deferred trustees’ compensation	16,027
Payable for investments purchased	3,133
Accrued expenses/other liabilities	106,619

Total Liabilities	373,623

Total Net Assets	$318,967,775

Net Assets Consist of:
Paid-in capital	$222,033,916
Distributions in excess of net investment income	(5,946,515)
Accumulated net realized gain from investments and foreign currency transactions	1,151,595
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	101,728,779

Total Net Assets	$318,967,775

Investments, at Cost	$216,905,045

Foreign Currency, at Cost	$7,956

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	13,239,208

Net Asset Value Per Share	$24.09

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$72,871
Dividends	6,822,722
Withholding taxes on foreign dividends	(518,293)

Total Investment Income	6,377,300

Expenses
Investment advisory fees	2,429,715
Custodian fees	253,939
Shareholder reports	105,524
Professional fees	69,131
Administrative service fees	24,231
Trustees’ fees and expenses	18,109
Insurance expense	10,591
Registration fees	6,558
Other expense	6,509

Total Expenses	2,924,307
Less: Custody credits	(380)

Total Expenses, Net	2,923,927

Net Investment Income	3,453,373

Realized Gain and Change in Unrealized Appreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	31,174,714
Net realized gain from foreign currency transactions	10,886
Net change in unrealized appreciation on investments	7,013,067
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	3,922

Net Gain on Investments and Foreign Currency Transactions	38,202,589

Net Increase in Net Assets Resulting from Operations	$41,655,962

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	11

Financial Information — RS International Growth VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$3,453,373	$2,577,526
Net realized gain from investments and foreign currency transactions	31,185,600	20,537,691
Net change in unrealized appreciation on investments, foreign currency transactions and translation of assets and liabilities in foreign currencies	7,016,989	28,229,704

Net Increase in Net Assets Resulting from Operations	41,655,962	51,344,921

Distributions to Shareholders
Net investment income	(10,555,160)	(2,754,132)

Total Distributions	(10,555,160)	(2,754,132)

Capital Share Transactions
Proceeds from sales of shares	46,941,055	60,921,815
Reinvestment of distributions	10,555,160	2,754,132
Cost of shares redeemed	(49,999,831)	(42,755,047)

Net Increase in Net Assets Resulting from Capital Share Transactions	7,496,384	20,920,900

Net Increase in Net Assets	38,597,186	69,511,689

Net Assets

Beginning of year	280,370,589	210,858,900

End of year	$318,967,775	$280,370,589

Distributions in Excess of Net Investment Income Included in Net Assets	$(5,946,515)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$1,144,334

Other Information:

Shares
Sold	1,994,240	3,124,358
Reinvested	454,964	157,289
Redeemed	(2,133,886)	(2,201,444)

Net Increase	315,318	1,080,203

The accompanying notes are an integral part of these financial statements.

12	RS International Growth VIP Series

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RS International Growth VIP Series	13

Financial Information — RS International Growth VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$21.69	$0.29	$2.94	$3.23	$(0.83)	$—	$(0.83)

Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)

Year Ended 12/31/05	15.60	0.22	2.24	2.46	(0.26)	—	(0.26)

Year Ended 12/31/04	13.40	0.16	2.08	2.24	(0.04)	—	(0.04)

Year Ended 12/31/03	10.46	0.14	2.99	3.13	(0.19)	—	(0.19)

The accompanying notes are an integral part of these financial statements.

14	RS International Growth VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$24.09	15.02%	$318,968	0.96%	0.96%	1.14%	1.14%	27%

21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%

17.80	16.02%	210,859	1.05%	1.05%	1.30%	1.30%	28%

15.60	16.72%	189,858	1.01%	1.01%	1.03%	1.03%	24%

13.40	30.03%	194,159	1.05%	1.05%	1.17%	1.17%	41%

Distributions	reflect actual per-share amounts distributed for the period.
[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	15

Notes to Financial Statements — RS International Growth VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

16	RS International Growth VIP Series

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record realized gain or loss equal to the difference between the values of such forward contract at the time each was opened and the values at the time it was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodial expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior

RS International Growth VIP Series	17

Notes to Financial Statements — RS International Growth VIP Series (continued)

to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
$—	$181,577	5.32%

* For the year ended December 31, 2007.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees for GBG at an annual rate of 0.76% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject the supervision and the direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual Fund operating expenses (excluding interest expense associated with securities lending) from exceeding 1.04% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

Ordinary Income
2007	$10,555,160
2006	2,754,132

Income and capital gain distributions are determined in accordance with income tax regulations, which may

18	RS International Growth VIP Series

differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007 were as follows:

Undistributed Long-Term Capital Gains
$1,270,532

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund utilized capital loss carryover of $29,815,072 and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had $1,142,144 in deferred losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $105,113,985 and $(8,300,923), respectively, resulting in net unrealized appreciation of $96,813,062. The cost of investments for federal income tax purposes at December 31, 2007 was $221,812,320.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $86,557,455 and $82,519,778, respectively, for the year ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies and markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS International Growth VIP Series	19

Notes to Financial Statements — RS International Growth VIP Series (continued)

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims

20	RS International Growth VIP Series

arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS International Growth VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS International Growth VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

22	RS International Growth VIP Series

Tax Information — unaudited

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2007, the total foreign taxes expected to be passed-through to shareholders were $518,293 on foreign source income of $6,818,289.

RS International Growth VIP Series	23

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

24	RS International Growth VIP Series

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS International Growth VIP Series	25

Supplemental Information — unaudited (continued)

integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

26	RS International Growth VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker- dealers have arrangements. The Trustees receive

RS International Growth VIP Series	27

Supplemental Information — unaudited (continued)

information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS International Growth VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS International Growth VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees (continued)
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

30	RS International Growth VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

RS International Growth VIP Series	31

07	ANNUAL REPORT

RS Variable Products Trust

RS Emerging Markets VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Emerging Markets VIP Series

Edward H. Hocknell (Baillie Gifford Overseas Limited)

has managed RS Emerging Markets VIP Series since 1997.* In this role, Mr. Hocknell works with the investment management teams at Baillie Gifford Overseas Limited (“BG Overseas”), who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

*	Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

The RS Emerging Markets VIP Series seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowing for investment purposes) in securities of emerging market companies. The Fund uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that the subadviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance

The year 2007 was the fifth consecutive year of strong returns from the emerging markets. The Morgan Stanley Capital International Emerging Markets Free Index2 returned 39.78%, while the RS Emerging Markets VIP Series performed even better, returning 45.40% for the year ended December 31, 2007.

During the fourth quarter of 2007, the Fund returned 6.20%, outperforming the benchmark’s return of 3.66%.

Portfolio Review

2007 has been another very good year for emerging markets, with the MSCI Emerging Markets Free Index returning 39.78%. Within this good absolute performance, Brazil, India and China performed particularly strongly, though Taiwan and Mexico were notable underperformers, Mexico being hurt by its proximity to a slowing U.S. economy.

Over 2007, the Fund’s strong relative performance was largely attributable to stock selection in South Korea. Stock selection in Russia and Malaysia also helped. In South Korea, the Fund’s overweight positions in industrial conglomerate Samsung Corporation (3.24% of net assets as of 12/31/07) and shipbuilding manufacturer Samsung Heavy Industries (0.36%) were particularly helpful, as was not holding Samsung Electronics, which performed poorly. In Russia, mobile telecommunications firm Vimpel-Communications (1.44%) and steel manufacturer Evraz Group (1.14%) exhibited strong performance, and in Malaysia, palm oil and rubber manufacturer IOI Corporation (1.16%) also contributed positively to the Fund’s performance.

RS Emerging Markets VIP Series	3

RS Emerging Markets VIP Series (continued)

At the sector level, stock selection in energy and materials was particularly strong. For example in the energy sector, Chinese coal manufacturer China Shenhua Energy (1.54%) performed well, and in the materials sector, Chinese steel manufacturer Angang Steel (0.84%) also contributed positively to the Fund’s performance. Stock selection in diversified financials had a small negative impact on performance, although the sector as a whole was fairly strong in emerging markets, in marked contrast to the performance of this sector in developed markets.

During the fourth quarter of 2007, the Europe, Middle East, and Africa regions were the standout performers with both Latin America and Asia lagging behind, a reversal of the trend during the first three quarters of the year.

In the fourth quarter of 2007, stock selection was strongest in South Korea. Overweight positions in non-life insurers Hyundai Marine & Fire (1.24%) and Samsung Fire & Marine (1.82%) helped relative performance, with both companies displaying rising share prices due to takeover speculation within the country’s financial sector. Stock selection in Brazil was also strong, with the Fund benefiting from its overweight position in Brazilian oil company, Petroleo Brasilero (5.63%), which announced the addition of huge potential oil reserves in the Tupi field. Stock selection was also strong in Malaysia, where diversified conglomerate Sime Darby (1.35%) contributed positively to the Fund’s performance.

Some of this good stock selection was offset by stock selection in Indonesia, where the Fund missed out by not holding Bumi Resources (0.00%), a coal company, and South Africa, where Naspers (0.79%), the diversified media group, underperformed.

At the sector level, stock selection in materials and energy contributed to positive returns. In the materials sector, Indian petrochemicals manufacturer Reliance Industries (3.25%) performed well. In the energy sector, Dragon Oil (1.48%), an oil development and production company with assets in the Turkmenistan portion of the Caspian Sea, contributed positively to relative performance. Stock selection in consumer discretionary was less beneficial to the Fund’s performance, particularly Cheil Industries (1.92%), a South Korean company which manufactures wool fabrics. Several of the Fund’s technology holdings also detracted from relative performance, for example Taiwanese technology stocks such as Hon Hai Precision (2.30%) and Greatek Electronics (0.69%) were weak as concerns persisted that a slowdown in developed economies could hit technology spending.

Outlook

The fourth quarter of 2007 has been mixed after what has been another terrific year for emerging markets. Overall, the emerging economies continue to show robust growth with China once again at the fore. We expect that 2008 will leave us asking some old questions: Can the bull-run continue? What will be the impact of a slowdown in the Western consumer? Can China’s phenomenal pace of growth continue? We also anticipate some new questions: Who needs funding? Who holds subprime debt? Should we expect a step change revaluation of the Chinese currency, the renminbi? We are closely monitoring the impact of a slowdown in the West on the different regions. As one might expect, corporate profits have already come under pressure in places like Mexico where slowing consumer demand has quickly percolated south of the border. Nevertheless, we expect strong growth in most of Asia as well as Russia, the Middle East and Brazil to continue, irrespective of the fate of the West. As a whole, the emerging markets have so far proven to be impressively resilient in the face of the credit crunch and liquidity squeeze.

Similarly to elsewhere, inflation is a growing issue, with money supply still in abundance and wage pressures being keenly felt from Beijing to Qatar. Looking forward to 2008, we would not be surprised to see several changes to currency exchange rates given that, in many instances, we believe this is likely to be the most effective tool in dealing with inflationary pressures.

Given the uncertainty regarding the liquidity crunch and the U.S. economy, we believe that volatility will increase in the year ahead. We expect that the dispersion

4	RS Emerging Markets VIP Series

between winners and losers is likely to increase. We believe certain emerging market countries are likely to fare less well than others (for example, Taiwanese exporters may be vulnerable to weakening sales), though we believe there remains value in this market.

So, while we anticipate that there will be difficulties in the year ahead, we expect overall for the emerging markets to continue to increase their contribution to global growth.

Thank you for your continued support.

Edward H. Hocknell

Portfolio Manager

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Emerging Markets VIP Series	5

RS Emerging Markets VIP Series (continued)

Total Net Assets: $246,687,044	Data as of December 31, 2007

Geographical Location vs. Index[1] As of 12/31/2007

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A.	Brazil	5.63%
OAO Gazprom	Russia	3.46%
Reliance Industries Ltd.	India	3.25%
Samsung Corp.	South Korea	3.24%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.30%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.14%
JSW Steel Ltd.	India	2.03%
OAO Rosneft Oil Co.	Russia	1.95%
Cheil Industries, Inc.	South Korea	1.92%
Ternium S.A.	Argentina	1.88%
Total		27.80%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees.

6	RS Emerging Markets VIP Series

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Emerging Markets VIP Series	10/17/94	45.40%	40.65%	39.54%	16.98%	13.51%
MSCI EMF Index[2]		39.78%	35.60%	37.46%	14.53%	8.54%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EMF Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.33%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

RS Emerging Markets VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period* 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$1,229.20	$7.06	1.26%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.87	$6.40	1.26%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	RS Emerging Markets VIP Series

Schedule of Investments – RS Emerging Markets VIP Series

December 31, 2007	Shares	Value

Common Stocks — 89.9%
Argentina — 1.9%
Metals & Mining — 1.9%
Ternium S.A.	115,800	$4,644,738

		4,644,738
Bolivia — 0.5%
Metals & Mining — 0.5%
Apex Silver Mines Ltd.(1)	82,178	1,252,393

		1,252,393
Brazil — 3.2%
Commercial Banks — 0.6%
Unibanco-Uniao de Bancos Brasileiros S.A., GDR(2)	10,900	1,522,076
Food Products — 0.4%
JBS S.A.(1)	307,093	1,035,145
Metals & Mining — 1.6%
Companhia Vale do Rio Doce, ADR(3)	117,200	3,828,924
Textiles, Apparel & Luxury Goods — 0.6%
Lojas Renner S.A.	75,000	1,516,854

		7,902,999
Egypt — 0.4%
Construction Materials — 0.4%
Orascom Construction Industries, GDR(2)	4,260	894,600

		894,600
Hong Kong — 2.7%
Commercial Banks — 1.4%
Standard Chartered PLC	96,300	3,534,853
Diversified Telecommunication Services — 1.3%
Hutchison Telecommunications International Ltd.	2,166,000	3,255,639

		6,790,492
India — 5.8%
Commercial Banks — 0.5%
ICICI Bank Ltd.	41,300	1,294,063
Metals & Mining — 2.0%
JSW Steel Ltd.	150,400	5,018,930
Oil, Gas & Consumable Fuels — 3.3%
Reliance Industries Ltd., GDR(2)(4)	109,600	8,029,177

		14,342,170
Indonesia — 3.6%
Commercial Banks — 1.9%
PT Bank Mandiri	6,028,500	2,246,447
PT Bank Rakyat Indonesia	2,996,000	2,360,436

		4,606,883
Diversified Telecommunication Services — 1.7%
PT Indosat Tbk	2,715,500	2,500,833
PT Telekomunikasi Indonesia	1,641,000	1,773,346

		4,274,179

		8,881,062
Malaysia — 2.5%
Food Products — 1.2%
IOI Corp. Berhad	1,221,590	2,862,813

December 31, 2007	Shares	Value

Malaysia (continued)
Industrial Conglomerates — 1.3%
Sime Darby Berhad	922,521	$3,319,625

		6,182,438
Mexico — 3.7%
Commercial Banks — 0.8%
Grupo Financiero Banorte S.A.B. de C.V.	468,300	1,935,106
Food & Staples Retailing — 0.8%
Wal-Mart de Mexico SAB de C.V.	600,442	2,093,292
Wireless Telecommunication Services — 2.1%
America Movil SAB de C.V.	460,880	1,414,610
America Movil SAB de C.V., ADR, Series L(3)	60,600	3,720,234

		5,134,844

		9,163,242
People’s Republic of China — 14.6%
Construction Materials — 1.0%
China National Building Material Co. Ltd.	626,000	2,444,623
Electric Utilities — 0.7%
China Power International Development Ltd.	3,581,000	1,667,098
Electronic Equipment & Instruments — 1.0%
Kingboard Chemical Holdings Ltd.	411,000	2,414,113
Energy Equipment & Services — 1.5%
China Shenhua Energy Co. Ltd.	638,000	3,808,821
Insurance — 0.4%
China Insurance International Holdings Co. Ltd.(1)	396,000	1,099,520
Internet Software & Services — 0.5%
SINA Corp.(1)	26,600	1,178,646
Leisure Equipment & Products — 0.8%
Li Ning Co. Ltd.	507,500	1,893,997
Metals & Mining — 0.8%
Angang Steel Co. Ltd.	759,640	2,079,964
Oil, Gas & Consumable Fuels — 2.0%
CNOOC Ltd.	1,495,000	2,546,182
PetroChina Co. Ltd.	1,348,000	2,403,006

		4,949,188
Real Estate Management & Development — 1.0%
China Overseas Land & Investment Ltd.	1,180,000	2,442,507
Specialty Retail — 1.3%
GOME Electrical Appliances Holdings Ltd.	1,232,000	3,128,427
Textiles, Apparel & Luxury Goods — 0.4%
C C Land Holdings Ltd.	707,000	1,030,025
Transportation Infrastructure — 0.4%
Jiangsu Expressway Co. Ltd.	1,022,000	1,114,089
Wireless Telecommunication Services — 2.8%
China Mobile Ltd.	193,000	3,413,279
China Unicom Ltd.	1,474,000	3,376,207

		6,789,486

		36,040,504

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	9

Schedule of Investments – RS Emerging Markets VIP Series (continued)

December 31, 2007	Shares	Value

Poland — 0.8%
Diversified Financial Services — 0.8%
International Personal Finance	533,600	$2,034,083

		2,034,083
Russia — 13.0%
Commercial Banks — 0.1%
Sberbank, GDR(2)	500	271,210
Food & Staples Retailing — 0.6%
X5 Retail Group N.V., GDR(1)(2)	40,600	1,481,900
Metals & Mining — 3.3%
Cherepovets MK Severstal, GDR(2)	113,100	2,623,920
Evraz Group SA, GDR(2)	36,300	2,813,250
MMC Norilsk Nickel	9,500	2,572,125

		8,009,295
Oil, Gas & Consumable Fuels — 7.0%
Imperial Energy Corp. PLC(1)	129,500	3,995,633
OAO Gazprom, ADR(3)	150,350	8,524,845
OAO Rosneft Oil Co., GDR(2)(4)(5)	499,000	4,815,350

		17,335,828
Pharmaceuticals — 0.6%
Pharmstandard, GDR(2)(4)(5)	52,800	1,449,360
Wireless Telecommunication Services — 1.4%
Vimpel-Communications, ADR(3)	85,600	3,560,960

		32,108,553
South Africa — 3.7%
Commercial Banks — 1.4%
ABSA Group Ltd.	91,500	1,486,096
FirstRand Ltd.	696,030	2,011,397

		3,497,493
Food & Staples Retailing — 0.4%
Massmart Holdings Ltd.	96,232	1,013,806
Media — 0.8%
Naspers Ltd.	82,400	1,953,192
Metals & Mining — 1.1%
Impala Platinum Holdings Ltd.	33,000	1,145,574
International Ferro Metals Ltd.(1)	598,988	1,430,815

		2,576,389

		9,040,880
South Korea — 17.2%
Commercial Banks — 1.7%
Daegu Bank	130,200	2,162,929
Industrial Bank of Korea	105,600	1,985,535

		4,148,464
Construction & Engineering — 1.2%
Hyundai Development Co.	29,310	2,865,088
Diversified Financial Services — 1.1%
Hana Financial Group, Inc.	50,500	2,719,086
Food & Staples Retailing — 2.3%
ORION Corp.	6,500	1,736,018
Shinsegae Co. Ltd.	5,050	3,916,778

		5,652,796
Insurance — 3.1%
Hyundai Marine & Fire Insurance Co. Ltd.	112,500	3,064,740
Samsung Fire & Marine Insurance Co. Ltd.	16,600	4,486,726

		7,551,466

December 31, 2007	Shares	Value

South Korea (continued)
Internet Software & Services — 0.5%
NHN Corp.(1)	5,600	$1,352,663
Marine — 1.2%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	37,400	2,061,685
Samsung Heavy Industries Co. Ltd.	20,690	888,561

		2,950,246
Pharmaceuticals — 1.0%
Yuhan Corp.	11,192	2,427,195
Textiles, Apparel & Luxury Goods — 1.9%
Cheil Industries, Inc.	84,700	4,732,450
Trading Companies & Distributors — 3.2%
Samsung Corp.	104,060	8,004,188

		42,403,642
Taiwan — 9.7%
Chemicals — 0.8%
Taiwan Fertilizer Co. Ltd.	757,000	1,857,812
Commercial Banks — 0.1%
Far Eastern International Bank(1)	961,000	309,622
Computers & Peripherals — 0.5%
High Tech Computer Corp.	63,000	1,163,483
Electronic Equipment & Instruments — 2.3%
Hon Hai Precision Industry Co. Ltd.	912,394	5,682,332
Insurance — 0.6%
China Life Insurance Co. Ltd.(1)	2,714,000	1,514,542
Marine — 1.4%
Evergreen Marine Corp.	1,896,000	1,730,306
Yang Ming Marine Transport	2,251,846	1,742,630

		3,472,936
Multiline Retail — 1.2%
Far Eastern Department Stores Ltd.	2,421,744	2,930,628
Semiconductors & Semiconductor Equipment — 2.8%
Greatek Electronics, Inc.	1,397,440	1,710,474
Taiwan Semiconductor Manufacturing Co. Ltd.	2,760,341	5,276,515

		6,986,989

		23,918,344
Thailand — 0.5%
Commercial Banks — 0.5%
Bangkok Bank Public Co. Ltd.	363,500	1,273,356

		1,273,356
Turkey — 1.8%
Commercial Banks — 1.8%
Turkiye Garanti Bankasi A.S.	332,200	2,975,560
Turkiye Is Bankasi	226,400	1,419,526

		4,395,086

		4,395,086
Vietnam — 0.4%
Diversified Financial Services — 0.4%
Vietnam Resource Investments Holdings Ltd.(1)(5)	91,000	928,200

		928,200

The accompanying notes are an integral part of these financial statements.

10	RS Emerging Markets VIP Series

December 31, 2007	Shares	Value

Other African Countries — 2.4%
Metals & Mining — 2.4%
Gem Diamonds Ltd.(1)	107,600	$2,077,629
Kenmare Resources PLC(1)	1,770,494	1,885,525
Nikanor PLC(1)	153,000	1,906,557

		5,869,711

		5,869,711
Other Emerging Market Countries — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Dragon Oil PLC(1)	530,400	3,655,758

		3,655,758

Total Common Stocks (Cost $139,735,531)		221,722,251

	Shares	Value
Preferred Stocks — 9.1%
Brazil — 8.4%
Commercial Banks — 2.8%
Banco Bradesco S.A.	84,300	2,697,126
Itausa-Investimentos Itau S.A.	615,028	4,059,876

		6,757,002
Oil, Gas & Consumable Fuels — 5.6%
Petroleo Brasileiro S.A., ADR(3)	120,562	13,893,565

		20,650,567
Colombia — 0.7%
Commercial Banks — 0.7%
BanColombia S.A.	54,300	1,847,286

		1,847,286

Total Preferred Stocks (Cost $7,518,764)		22,497,853

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(6)	6	267
RS Emerging Growth Fund, Class Y(6)	28	1,135
RS Emerging Markets Fund, Class A(6)	10	268
RS Equity Dividend Fund, Class Y(6)	3	28
RS Global Natural Resources Fund, Class Y(6)	91	3,435
RS Growth Fund, Class Y(6)	63	913
RS Investment Quality Bond Fund, Class A(6)	3	28
RS Investors Fund, Class Y(6)	165	1,583
RS MidCap Opportunities Fund, Class Y(6)	50	711
RS Partners Fund, Class Y(6)	33	1,021
RS S&P 500 Index Fund, Class A(6)	3	28
RS Smaller Company Growth Fund, Class Y(6)	30	620
RS Value Fund, Class Y(6)	23	613

Total Other Investments (Cost $11,063)		10,650

	Principal Amount	Value

Repurchase Agreements — 1.6%
State Street Bank and Trust Co. Repurchase Agreement, 1.15% dated 12/31/2007, maturity value of $3,904,249, due 1/2/2008, collateralized by U.S. Treasury Bond, 3.625%, due 12/31/2012, with a value of $3,984,750	$3,904,000	$3,904,000

Total Repurchase Agreements (Cost $3,904,000)		3,904,000

Total Investments — 100.6% (Cost $151,169,358)		248,134,754

Other Liabilities, Net — (0.6)%		(1,447,710)

Total Net Assets — 100.0%		$246,687,044

(1)	Non income-producing security.
(2)	GDR — Global Depositary Receipt.
(3)	ADR — American Depositary Receipt.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $14,293,887, representing 5.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Fair valued security. See 1a in Notes to Financial Statements.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	11

Financial Information — RS Emerging Markets VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$248,134,754
Cash and cash equivalents	381
Foreign currency, at value	582,621
Dividends/interest receivable	238,360
Receivable for fund shares subscribed	4,005
Prepaid expenses	1,400

Total Assets	248,961,521

Liabilities
Payable for fund shares redeemed	876,829
Payable for investments purchased	745,238
Accrued foreign capital gains tax	330,446
Payable to adviser	206,181
Deferred trustees’ compensation	10,650
Accrued expenses/other liabilities	105,133

Total Liabilities	2,274,477

Total Net Assets	$246,687,044

Net Assets Consist of:
Paid-in capital	$145,995,046
Distributions in excess of net investment income	(1,224,192)
Accumulated net realized gain from investments, foreign currency transactions and foreign capital gains tax	5,278,884
Net unrealized appreciation on investments, foreign currency transactions, foreign capital gains tax and translation of assets and liabilities in foreign currencies	96,637,306

Total Net Assets	$246,687,044

Investments, at Cost	$151,169,358

Foreign Currency, at Cost	$580,441

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	8,379,646

Net Asset Value Per Share	$29.44

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$65,988
Dividends	5,326,646
Withholding taxes on foreign dividends	(418,592)

Total Investment Income	4,974,042

Expenses
Investment advisory fees	2,056,546
Custodian fees	364,438
Shareholder reports	77,727
Professional fees	48,545
Administrative service fees	17,319
Trustees’ fees and expenses	11,684
Registration fees	6,580
Insurance expense	6,383
Other expense	8,654

Total Expenses	2,597,876
Less: Custody credits	(1,114)

Total Expenses, Net	2,596,762

Net Investment Income	2,377,280

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency transactions and Foreign Capital Gains Tax
Net realized gain from investments	38,242,988
Net realized loss from foreign currency transactions	(117,436)
Realized loss on foreign capital gains tax	(72,489)
Net change in unrealized appreciation on investments	36,888,711
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	1,532
Net change in accrued foreign capital gains tax	(141,789)

Net Gain on Investments, Foreign Currency transactions and Foreign Capital Gains Tax	74,801,517

Net Increase in Net Assets Resulting from Operations	$77,178,797

The accompanying notes are an integral part of these financial statements.

12	RS Emerging Markets VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$2,377,280	$878,066
Net realized gain from investments, foreign currency transactions and foreign capital gains tax	38,053,063	29,047,960
Net change in unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	36,748,454	15,453,761

Net Increase in Net Assets Resulting from Operations	77,178,797	45,379,787

Distributions to Shareholders
Net investment income	(4,296,821)	(1,007,567)
Net realized gain on investments	(37,172,322)	(25,878,121)

Total Distributions	(41,469,143)	(26,885,688)

Capital Share Transactions
Proceeds from sales of shares	59,059,771	61,773,358
Reinvestment of distributions	41,469,143	26,885,689
Cost of shares redeemed	(66,212,771)	(53,969,864)

Net Increase in Net Assets Resulting from Capital Share Transactions	34,316,143	34,689,183

Net Increase in Net Assets	70,025,797	53,183,282

Net Assets

Beginning of year	176,661,247	123,477,965

End of year	$246,687,044	$176,661,247

Distributions in Excess of Net Investment Income Included in Net Assets	$(1,224,192)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$411,822

Other Information:

Shares
Sold	2,023,930	2,526,725
Reinvested	1,473,149	1,141,633
Redeemed	(2,314,558)	(2,225,790)

Net Increase	1,182,521	1,442,568

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	13

Financial Information — RS Emerging Markets VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$24.55	$0.38	$10.49	$10.87	$(0.62)	$(5.36)	$(5.98)

Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	(4.40)

Year Ended 12/31/05	16.43	0.19	6.35	6.54	(0.18)	(1.33)	(1.51)

Year Ended 12/31/04	13.60	0.11	3.09	3.20	(0.03)	(0.34)	(0.37)

Year Ended 12/31/03	8.91	0.10	4.69	4.79	(0.10)	—	(0.10)

The accompanying notes are an integral part of these financial statements.

14	RS Emerging Markets VIP Series

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Investment Income to Average Net Assets	Portfolio Turnover Rate

$29.44	45.40%	$246,687	1.26%	1.26%	1.16%	1.16%	54%

24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%

21.46	40.51%	123,478	1.51%	1.51%	1.08%	1.08%	41%

16.43	23.56%	74,081	1.57%	1.57%	0.76%	0.76%	75%

13.60	53.92%	55,252	1.82%	1.82%	0.99%	0.99%	71%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	15

Notes to Financial Statements — RS Emerging Markets VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the mar-kets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations are considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b. Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c. Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

16	RS Emerging Markets VIP Series

d. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions.

f. Investment Income

Dividend income is generally recorded on ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

g. Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the

RS Emerging Markets VIP Series	17

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
$—	$843,187	5.13%

* For the year ended December 31, 2007

Note 2.	Transactions with Affiliates

a. Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish corporation owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees for GBG at an annual rate of 0.95% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day to day investment advisory services of the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual operating expenses (excluding interest expense associated with securities lending) from exceeding 1.43% of the average daily net assets of the Fund.

b. Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a. Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain
2007	$11,510,655	$29,958,488
2006	1,545,089	25,340,599

18	RS Emerging Markets VIP Series

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$786,663	$4,845,662

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had $830,750 in deferred losses.

b. Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $99,940,071 and $(3,710,906), respectively, resulting in net unrealized appreciation of $96,229,165. The cost of investments for federal tax purposes at December 31, 2007 was $151,905,589.

Note 4.	Investments

a. Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $110,353,032 and $114,108,684, respectively, for the year ended December 31, 2007.

b. Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Emerging Markets VIP Series	19

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of

20	RS Emerging Markets VIP Series

the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statue of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Emerging Markets VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Emerging Markets VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

22	RS Emerging Markets VIP Series

Tax Information — unaudited

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2007, the total foreign taxes expected to be passed-through to shareholders were $418,592 on foreign source income of $5,325,786.

RS Emerging Markets VIP Series	23

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

24	RS Emerging Markets VIP Series

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Emerging Markets VIP Series	25

Supplemental Information — unaudited (continued)

successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of

26	RS Emerging Markets VIP Series

RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at

RS Emerging Markets VIP Series	27

Supplemental Information — unaudited (continued)

the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS Emerging Markets VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Emerging Markets VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

30	RS Emerging Markets VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

RS Emerging Markets VIP Series	31

07	ANNUAL REPORT

RS Variable Products Trust

RS Investment Quality Bond VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Investment Quality Bond VIP Series

Howard W. Chin (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 1998.* Mr. Chin has been a managing director of Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 2004.* Mr. Crimmins has been a managing director of Guardian Life since March 2004. Prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Fund’s predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

The RS Investment Quality Bond VIP Series seeks a high level of current income and capital appreciation without undue risk to principal. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another.

Investment Process

The Fund normally invests at least 80% of its net assets in investment grade debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds and obligations of the U.S. government and its agencies. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors.

Performance

RS Investment Quality Bond VIP Series had a total return of 6.22% for the year ended December 31, 2007, as compared to the average fund in the Lipper Investment Grade peer group, which returned 6.25% for the same period. (The peer group consisted of 63 variable subaccount funds that invest primarily in investment grade debt with average maturities of five to 10 years.)

In contrast, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index2, which is generally considered to be representative of U.S. bond market activity, returned 6.97% in 2007. The corresponding results for the fourth quarter of 2007 were 2.82% for the Fund, 2.59% for the average fund in the peer group, and 3.00%, for the Index, respectively.

Portfolio Review

How do we describe 2007? To say that it was a difficult year for many bond investors would be like calling Hurricane Katrina a rain shower. The havoc wrought on the bond market in 2007 was more disruptive and widespread than any financial event in recent memory. Because no simple description or catchy phrase seems

RS Investment Quality Bond VIP Series	3

RS Investment Quality Bond VIP Series (continued)

to do the crisis justice, instead we will touch on the watershed events of 2007 and discuss how we navigated the storm. In short, in 2007 the Fund did not hold or invest in any collateralized debt obligations (CDOs) or structured investment vehicles (SIVs) and had little exposure to subprime adjustable mortgages (ARMs); more on these topics is discussed below.

The year 2007 marked a sea change in the financial markets as the easy credit environment of the past few years came to a screeching halt. The problem first became evident in the subprime mortgage sector, but lax lending standards had been a broader problem, and the consequences soon spread to nearly every corner of the financial market. We first saw the broader fallout of lax lending (massive unwinding of leverage, spreading of the subprime-related problems, frozen or illiquid markets, and substantial increase in the premiums demanded by investors to undertake any sort of risk) in the third quarter, but they continued well into the fourth quarter. Billions of dollars of losses were reported, but it was unclear whether there was more to come. We believe there is.

As everyone knows by now, subprime mortgages are loans made to less creditworthy borrowers and their easy availability was a key factor in driving up home prices. In fact, they fed on each other. As the housing market exploded, borrowers took advantage of the availability of subprime mortgages to get their piece of the American dream. This in turn drove up home prices, which brought in more eager homebuyers and more eager lenders competing to provide the most attractive loan terms. Very often ARMs were made to borrowers who did not put any money down or provide any proof of their ability to repay.

You might ask why any lender would originate such a risky loan. The answer is simple: the lenders were not at risk (except for a short period). The loans were subsequently repackaged into bonds and sold to investors, who assumed the risk of owning the loans. As a result of this risk transfer, the originators had little incentive to underwrite their loans to tighter standards. Once sold, the loans were someone else’s problem. (Their real incentive was to maximize their origination and repackaging fees by originating as many loans as possible.)

This set up a precarious situation for investors but so long as home values kept increasing, the game could continue. Problems quickly arose, however. Investors noticed that many loans were experiencing unprecedented delinquency and default rates, with some loans defaulting right after they closed. As a result, investor demand for subprime mortgages evaporated. With no one to sell the loans to, many originators could not make any new loans because they did not have the capital to retain them on their own balance sheets. As a result, the market essentially disappeared. Many originators declared bankruptcy or exited the subprime business altogether. In the end, the house of cards that propped up home prices, allowed consumers access to easy credit, and created a mortgage origination machine, collapsed.

There was another major aspect to the subprime problem. As investor demand dried up, trading liquidity dried up and bond prices fell. Bonds backed by subprime ARMs had the worst delinquencies and defaults and suffered large price declines (especially the lower-rated ones). Billions of dollars worth of bonds were subsequently downgraded by the rating agencies. Many investors were left with hard-to-value and impossible-to-sell assets and every segment of the investor community (banks, insurance companies, traditional money managers, mutual funds, hedge funds, and special purpose investment vehicles) was affected, both here and abroad.

Had this problem been just limited to investors who bought bonds with cash, the fallout probably would have been fairly well contained. However, subprime bonds had become a common building block for other financial transactions such as CDOs and SIVs. High-yielding CDOs were frequently bought by hedge funds, which used leverage (borrowed money) to magnify their returns, but in a downturn, leverage just magnified their losses. Several hedge funds (both domestic and overseas) became worthless. CDOs were also bought by investment-grade and high-yield bond funds whose net asset values (NAVs) were adversely affected by the sharp decline in subprime valuations.

4	RS Investment Quality Bond VIP Series

Even money market funds were negatively affected by falling subprime values. In a reach for higher-yielding assets, many money market funds (again, both domestic and overseas) invested in short-term debt issued by SIVs. The value of that debt dropped, however, as the value of the SIVs’ assets plummeted and threatened the funds’ ability to seek to maintain a $1.00 net asset value per share. Several funds had to be rescued by deep-pocketed advisers to avoid “breaking the buck.” The sharp decline in subprime values also resulted in multi-billion dollar write-downs at many Wall Street firms and commercial banks, with a corresponding curtailment in their capital commitment and lending activities. Credit and capital became scarce and more expensive.

The Federal Reserve Board responded to this crisis by cutting the federal funds rate and the discount rate 0.50% in the fourth quarter (0.25% each in October and December). These moves brought the federal funds rate to 4.25% at year-end, down 1.00% for the year, while the discount rate stood at 4.75%, down 1.50% for the year. As importantly, the Fed also instituted a special auction program in coordination with European central banks to provide additional liquidity. The auctions were well-received and helped restore investor confidence regarding the operation of the global financial system.

Treasury rates moved lower during the fourth quarter as investors sought the safe haven of Treasuries amid concerns that the financial crisis might dampen economic growth. The yield on the two-year Treasury dropped by 0.94% to 3.05%, while the 10-year yield moved lower by 0.56% to finish the year at 4.02%. In addition, the yield curve (as measured by the difference between two-year and 10-year Treasury yields) steepened to 0.97%, an increase of 0.36% in the quarter and 1.08% over the year.

Despite the rattled credit markets, the Lehman Brothers Aggregate Bond Index returned 3.00% on a nominal basis during fourth quarter. The Treasury sector led the way with a 3.96% return for the fourth quarter, but all the subsectors, with the exception of the asset backed securities (ABS) sector, posted positive returns as well. The Lehman Brothers Aggregate Bond Index returned 6.97% for the year, led by the Treasury sector’s 9.01% return. For 2007, agency debt and mortgage-backed securities (MBS) returned 7.90% and 6.90% respectively, followed by commercial mortgage-backed securities (CMBS) at 5.57%, corporate bonds at 5.11%, and ABS at 2.21%.

Despite positive returns, each sector underperformed comparable duration Treasuries. The Lehman Brothers Aggregate Bond Index underperformed Treasuries by 0.78% in the fourth quarter and by 2.06% for the full year, its worst performance in 10 years. All the sectors also underperformed Treasuries in 2007; agencies returned -0.52%, MBS posted -1.77%, CMBS returned -4.35%, corporate bonds came in at -4.64% and ABS trailed the pack at -6.34%. (All of these results are relative to comparable duration Treasuries; a negative sign denotes underperformance.) These results are the worst in the last ten years for each sector, but the results were particularly bad for corporate bonds. The -4.64% return for 2007 surpassed the prior record of -4.63% set in 2000, and the -2.70% return in November is the worst monthly performance on record.

The underperformance in corporate bonds was led by the financial sector, which underperformed Treasuries by 6.87%. Investors were particularly concerned about the banking and brokerage sectors’ exposure to the subprime and CDO markets, and the subsequent massive write-downs (more than $95 billion) only served to affirm their concerns. Further, some banks had to inject capital into their money market funds to prevent these funds from “breaking the buck.” These write-downs, together with sizeable capital outlays, have also forced firms to seek additional capital. Combined with issuing debt in the credit market, some firms have obtained capital from foreign investors. These investments relieved the immediate capital adequacy concerns but companies in this sector probably will still need to find other ways (asset sales, dividend cuts) to rebuild their capital. We expect this to be an ongoing issue in 2008.

As noted above, the Fund underperformed the average variable subaccount fund in its Lipper peer group in 2007 by 0.03%, which placed the Fund in the second quartile

RS Investment Quality Bond VIP Series	5

RS Investment Quality Bond VIP Series (continued)

(46th percentile). Based on our credit analysis, we made a decision not to invest materially in subprime ARMs or CDOs (as distinguished from subprime bonds backed by fixed rate loans) in 2007. (The Fund held a tiny piece of a subprime ARM which amounted to about 0.3% of the Fund’s assets at the start of the year and was reduced to 0.05% by the time it fully paid off in August 2007.) We believed that we would not be properly compensated for undertaking the risks involved, and as a result, during the period we avoided much of the credit contagion brought on by the subprime debacle.

For the same reason we also chose not to invest in CDOs. CDOs are essentially leveraged bets on the credit performance of the underlying subprime ARMs. We believed that the rating agencies underestimated the timing and the severity of subprime defaults, and that the downside risk of an adverse outcome was substantially greater than commonly expected. Again, we believed that we would not be properly compensated for undertaking the risks involved.

However, we also note the Fund lagged its benchmark by 0.75%. This was largely due to our asset allocation decision to favor non-Treasury products for a significant part of the year. As mentioned above, the Treasury sector returned 9.01% in 2007 while the Lehman Brothers Aggregate Bond Index returned 6.97%. This implies that the non-Treasury sectors of our benchmark returned 6.37% on a combined basis and as such, any underweight in Treasuries would have a significant negative impact on overall Fund performance. Secondarily, the Fund was also underweighted in two of the better performing sectors (MBS and Agency debt), which added to the Fund’s underperformance relative to its benchmark as well.

We substantially increased our Treasury holdings early in the second half of 2007, although we were still underweight in that sector. These purchases were funded by the sale of agencies, ABS, MBS and corporate bonds, sectors that underperformed Treasuries in the fourth quarter and for the full year. Though reduced, our remaining exposure to the structured product sectors did have a negative impact on the Fund because they underperformed Treasuries (along with every non-Treasury sector) in the market’s “flight-to-quality” during the credit crisis.

We should also note that the Fund generally avoided leveraged buyout (LBO) risk in its corporate bond holdings. The outstanding debt of a company targeted for an LBO will typically underperform dramatically, but through issuer selection, we were able to invest in companies that did not become takeover candidates. In fact, the Fund held just one issue of a company targeted for an LBO that made up less than 0.1% of the portfolio. Within the credit sector, we came into 2007 with a cautious outlook. We believed that the market was fully valued and that the risk/reward tradeoff for this sector was not attractive. During the fourth quarter, we remained underweighted in the cyclical sectors (homebuilders and retail) while reducing our holdings in the finance sector due to our outlook for a softer economy and expectations for further subprime/CDO-related write-downs. Additionally, we added incremental performance to the Fund by actively participating in the new-issue market by taking advantage of unusually attractive new issue pricing concessions. (New issues were priced approximately 0.30% cheaper than secondary issues, relative to a more normal 0.05% to 0.01% concession.) Again, this was a reflection of the market’s reluctance to take on risk unless properly compensated.

Outlook

At the risk of stating the obvious, we believe the prospects for the economy in 2008 will hinge on the health of the housing market and a resolution of the subprime and credit crises. At this point, we are not particularly optimistic about the economy. We expect the economy to slow down in the first half of 2008. Given the potential for more subprime/CDO write-downs and reduced consumer spending in the wake of declining home prices, increasing monthly ARM payments, tougher credit conditions, and continued high energy prices, we would not be surprised by some downside risk to our growth expectations.

We believe that the subprime problem will likely continue throughout 2008. We expect to see more news stories

6	RS Investment Quality Bond VIP Series

about mounting delinquencies, defaults, and foreclosures. ARMs issued at the peak of the real estate boom and lax lending environment (2006) will reset upwards in 2008, with the peak occurring in the second and third quarters. The problem will likely be compounded by falling home prices, which have been accelerating with no bottom on the visible horizon. As a result, homeowners may be unable to refinance into lower-rate mortgages (despite government assistance programs), as declining home prices may leave them in a negative equity position. At the same time, lenders have substantially tightened their standards regarding down payments, verification of income, and maximum borrower leverage. Accordingly, we expect to see further deterioration in subprime bond valuations and a greater drag on the economy.

In contrast, we remain positive about the prospects for the structured finance sector, most notably AAA-rated CMBS. Unlike the loans made in the subprime sector, loans in the commercial mortgage sector were better underwritten: as a result, these loans have been performing well. In addition, we believe there is plenty of credit support for the Fund’s AAA-rated bonds, as any losses will be borne by lower-rated securities. We believe that there is a world of difference between an AAA CMBS and an AAA subprime ARM.

We remain defensive on the credit market heading into 2008. We believe the big driver of credit performance in 2008 will likely be the ability of the finance sector to stabilize. Our outlook calls for at least another quarter of write-downs, keeping pressure on spreads in the finance sector. In addition, we expect earnings to be lower as a slowing economy and rising costs weigh on balance sheets. Away from the fundamentals, the new-issue calendar is expected to be very active during the first quarter. With interest rates falling and a cautious outlook for the credit market, we expect Wall Street underwriters to be forced to bring new deals with attractive pricing concessions.

In summary, the market is confronted with many serious issues that will take some time to resolve. We may not see a return to normalcy until 2009.

As always, we continue to monitor the markets very closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Investment Quality Bond VIP Series	7

RS Investment Quality Bond VIP Series (continued)

Total Net Assets: $473,404,240	Data as of December 31, 2007

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.250%	09/30/12	5.05%
U.S. Treasury Notes	4.250%	11/15/17	4.63%
U.S. Treasury Notes	4.125%	08/31/12	2.84%
FNMA Mortgage Pass-Through	5.000%	02/01/37	2.79%
U.S. Treasury Notes	3.875%	10/31/12	2.69%
FNMA Mortgage Pass-Through	5.500%	07/01/37	2.44%
FNMA Agency	4.375%	07/17/13	2.34%
U.S. Treasury Notes	4.875%	07/31/11	2.27%
U.S. Treasury Notes	3.625%	12/31/12	1.98%
FHLMC 3227 PR CMO	5.500%	09/15/35	1.77%
Total			28.80%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

8	RS Investment Quality Bond VIP Series

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Investment Quality Bond VIP Series	05/01/83	6.22%	4.24%	4.33%	5.68%	7.85%
Lehman Brothers Aggregate Bond Index[2]		6.97%	4.56%	4.42%	5.97%	8.39%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Lehman Brothers Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.60%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Investment Quality Bond VIP Series	9

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07-12/31/07	Expense Ratio During Period 7/1/07-12/31/07
Based on Actual Return	$1,000.00	$1,054.20	$3.15	0.61%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.14	$3.10	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half-year period).

10	RS Investment Quality Bond VIP Series

Schedule of Investments – RS Investment Quality Bond VIP Series

December 31, 2007	Principal Amount	Value

Asset Backed Securities — 3.5%
Ameriquest Mortgage Securities, Inc.
2003-5 A6 4.541% due 4/25/2033(1)	$2,527,459	$2,335,573
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	130,188	129,758
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	4,251,000	4,236,331
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	438,109	402,360
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	1,360,157	1,285,644
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	152,247	147,647
Ford Credit Auto Owner Trust 2005-B A4 4.38% due 1/15/2010	2,302,588	2,299,097
GE Capital Credit Card Master Note Trust, Class A 2006-1 A 5.08% due 9/15/2012	2,450,000	2,482,096
Residential Asset Mortgage Products, Inc.
2003-RZ4 A5 4.66% due 2/25/2032	830,893	816,047
2003-RS7 AI4 5.09% due 2/25/2031(1)	1,200,357	1,193,370
Residential Funding Mortgage Securities Trust 2003-HS3 AI2 3.15% due 7/25/2018(1)	31,005	30,874
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	1,378,780	1,388,921

Total Asset Backed Securities (Cost $17,005,209)		16,747,718

	Principal Amount	Value
Collateralized Mortgage Obligations — 19.9%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	7,047,335	7,086,976
Banc of America Funding Corp. 2006-3 5A5 5.50% due 3/25/2036	3,231,329	3,199,376

December 31, 2007	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.146% due 7/25/2034(1)	$1,350,000	$1,340,292
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	4,658,768	4,644,210
Countrywide Alternative Loan Trust
2004-35T2 A1 6.00% due 2/25/2035	3,390,863	3,448,073
2006-19CB A15 6.00% due 8/25/2036	3,803,424	3,775,132
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	1,775,583	1,831,983
FHLMC
2663 VQ 5.00% due 6/15/2022	2,800,000	2,702,642
1534 Z 5.00% due 6/15/2023	1,166,339	1,168,083
2500 TD 5.50% due 2/15/2016	143,923	144,010
3227 PR 5.50% due 9/15/2035	8,458,331	8,380,554
FNMA
2006-45 AC 5.50% due 6/25/2036	1,828,078	1,817,718
2002-52 PB 6.00% due 2/25/2032	5,500,000	5,580,798
GNMA 1997-19 PG 6.50% due 12/20/2027	4,796,134	4,957,309
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	5,231,503	5,234,773
Mastr Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	2,142,000	2,125,381
Prime Mortgage Trust 2006-1 1A1 5.50% due 6/25/2036	4,466,708	4,406,689
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	3,572,478	3,626,066
Residential Funding Mortgage Securities I 2006-S10 1A1 6.00% due 10/25/2036	4,656,187	4,641,636
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	3,977,003	3,914,429

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	11

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

December 31, 2007	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust
2003-11 1A3 4.75% due 10/25/2018	$3,500,000	$3,496,239
2005-5 1A1 5.00% due 5/25/2020	4,426,752	4,361,736
2006-1 A3 5.00% due 3/25/2021	2,507,462	2,472,202
2003-2 A7 5.25% due 2/25/2018	5,900,000	5,714,762
2007-13 A7 6.00% due 9/25/2037	4,451,903	4,437,991

Total Collateralized Mortgage Obligations (Cost $94,472,373)		94,509,060

	Principal Amount	Value
Commercial Mortgage Backed Securities — 8.0%
Bear Stearns Commercial Mortgage Securities 2006-T24 AM 5.568% due 10/12/2041(1)	2,822,000	2,788,273
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	629,478	633,408
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	3,499,999	3,499,334
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	5,510,000	5,932,783
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	2,046,112
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2005-LDP3 A4 4.936% due 8/15/2042(1)	4,000,000	3,886,677
2005-LDP5 A4 5.179% due 12/15/2044(1)	2,880,000	2,867,995
2001-C1 A3 5.857% due 10/12/2035	4,000,000	4,142,643
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	3,840,446	4,011,096
LB UBS Comm’l. Mortgage Trust 2006-C6 AM 5.413% due 9/15/2039	3,600,000	3,523,515
Merrill Lynch Mortgage Trust
2004-BPC1 A5 4.855% due 10/12/2041(1)	3,500,000	3,464,959
2006-C1 AM 5.659% due 5/12/2039(1)	1,000,000	1,006,479

Total Commercial Mortgage Backed Securities (Cost $37,475,411)		37,803,274

December 31, 2007	Principal Amount	Value

Corporate Bonds — 17.4%
Aerospace & Defense — 0.3%
General Dynamics Corp. 4.50% due 8/15/2010	$500,000	$503,683
L-3 Communications Corp. 6.125% due 1/15/2014	1,000,000	980,000

		1,483,683
Automotive — 0.4%
DaimlerChrysler NA Holdings
4.05% due 6/4/2008	800,000	796,920
6.50% due 11/15/2013	300,000	313,502
TRW, Inc. 7.75% due 6/1/2029	500,000	605,343

		1,715,765
Building Materials — 0.3%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,320,289

		1,320,289
Diversified Manufacturing — 0.5%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	742,795
United Technologies Corp.
4.375% due 5/1/2010	500,000	501,418
4.875% due 5/1/2015	1,000,000	986,391

		2,230,604
Electric — 0.4%
Nevada Power Co. 6.65% due 4/1/2036	600,000	607,441
PacifiCorp 5.25% due 6/15/2035	350,000	315,653
PPL Electric Utilities Corp. 6.45% due 8/15/2037	1,000,000	1,018,304

		1,941,398
Energy — 0.7%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	600,000	611,001
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	586,242
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	960,688	959,132
Western Oil Sands, Inc. 8.375% due 5/1/2012	1,000,000	1,115,306

		3,271,681
Energy – Refining — 0.1%
Tosco Corp. 8.125% due 2/15/2030	500,000	635,655

		635,655
Entertainment — 0.5%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,572,596
Viacom, Inc. 6.875% due 4/30/2036	800,000	802,181

		2,374,777

The accompanying notes are an integral part of these financial statements.

12	RS Investment Quality Bond VIP Series

December 31, 2007	Principal Amount	Value

Finance Companies — 1.2%
Capital One Bank Co. 5.75% due 9/15/2010	$1,000,000	$1,000,229
General Electric Capital Corp. 6.75% due 3/15/2032	850,000	965,076
GMAC LLC 5.125% due 5/9/2008	1,500,000	1,483,423
Household Finance Corp. 6.375% due 11/27/2012	1,000,000	1,028,343
SLM Corp. 4.00% due 1/15/2009	1,050,000	1,011,536

		5,488,607
Financial — 1.3%
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	400,000	386,464
Goldman Sachs Group, Inc.
5.125% due 1/15/2015	1,650,000	1,620,878
5.625% due 1/15/2017	370,000	361,333
Lehman Brothers Holdings Capital Trust VII 5.857% due 5/31/2012(3)	1,000,000	891,250
Lehman Brothers Holdings, Inc. 6.50% due 7/19/2017	870,000	880,316
Merrill Lynch & Co. 6.05% due 8/15/2012	1,000,000	1,019,195
Morgan Stanley
4.00% due 1/15/2010	400,000	393,327
5.95% due 12/28/2017	600,000	599,572

		6,152,335
Financial – Banks — 2.8%
American Express Bank FSB 6.00% due 9/13/2017	500,000	502,787
Bank of America Corp. 4.875% due 9/15/2012	1,300,000	1,303,189
Bank One Corp. 5.25% due 1/30/2013	600,000	598,237
Citigroup, Inc. 4.625% due 8/3/2010	1,300,000	1,292,911
City National Corp. 5.125% due 2/15/2013	700,000	698,538
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	843,365
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	829,578
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	670,804
J.P. Morgan Chase Capital XXII 6.45% due 2/2/2037	400,000	356,076
JPMorgan Chase & Co. 5.75% due 1/2/2013	900,000	917,149
PNC Funding Corp. 5.50% due 9/28/2012	800,000	811,310
Sovereign Bank, Inc. 5.125% due 3/15/2013	1,000,000	954,938
Wachovia Capital Trust III 5.80% due 3/15/2011(3)	1,000,000	893,550

December 31, 2007	Principal Amount	Value

Financial – Banks (continued)
Wachovia Corp. 5.25% due 8/1/2014	$900,000	$879,962
Washington Mutual Bank, FA 5.65% due 8/15/2014	600,000	529,561
Wells Fargo Bank NA 5.75% due 5/16/2016	1,200,000	1,217,502

		13,299,457
Food & Beverage — 0.4%
Diageo Capital PLC 5.50% due 9/30/2016	500,000	496,534
Kellogg Co. 2.875% due 6/1/2008	1,250,000	1,238,116
Tesco PLC 6.15% due 11/15/2037(2)	350,000	341,929

		2,076,579
Health Care — 0.2%
Fisher Scientific International, Inc. 6.125% due 7/1/2015	800,000	794,666

		794,666
Home Construction — 0.1%
Ryland Group, Inc. 5.375% due 6/1/2008	333,000	331,024

		331,024
Insurance — 1.0%
Allied World Assurance Co. Hldgs., Ltd. 7.50% due 8/1/2016	400,000	418,594
AXA SA 6.463% due 12/14/2018(2)(3)	800,000	720,377
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	400,000	390,306
MetLife, Inc. 6.40% due 12/15/2036(1)	1,000,000	916,491
Symetra Financial Corp. 6.125% due 4/1/2016(2)	800,000	796,589
UnitedHealth Group, Inc. 6.50% due 6/15/2037(2)	500,000	501,938
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	1,100,000	1,140,125

		4,884,420
Iron – Steel — 0.1%
Nucor Corp. 5.75% due 12/1/2017	700,000	705,219

		705,219
Media – Cable — 0.6%
Comcast Cable Communications, Inc. 6.875% due 6/15/2009	1,050,000	1,079,999
Comcast Corp.
6.45% due 3/15/2037	600,000	610,909
6.50% due 1/15/2017	400,000	417,061
Time Warner Cable, Inc. 5.85% due 5/1/2017(2)	800,000	801,974

		2,909,943

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	13

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

December 31, 2007	Principal Amount	Value

Media – NonCable — 0.1%
News America Holdings, Inc. 8.00% due 10/17/2016	$500,000	$570,322

		570,322
Metals & Mining — 0.5%
Noranda, Inc. 6.00% due 10/15/2015	750,000	760,425
Steel Dynamics, Inc. 6.75% due 4/1/2015(2)	700,000	675,500
United States Steel Corp. 6.65% due 6/1/2037	600,000	535,226
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	401,242

		2,372,393
Natural Gas – Pipelines — 0.1%
Enterprise Products Operating LP 8.375% due 8/1/2066(1)	400,000	409,536

		409,536
Oil & Gas — 0.4%
Pemex Project Funding Master Trust 5.75% due 3/1/2018(2)	700,000	698,250
Petrobras International Finance Co. 5.875% due 3/1/2018	1,000,000	994,500

		1,692,750
Paper & Forest Products — 0.1%
Weyerhaeuser Co. 6.75% due 3/15/2012	275,000	288,788

		288,788
Pharmaceuticals — 0.6%
Amgen, Inc. 5.85% due 6/1/2017(2)	800,000	812,088
Astrazeneca PLC 6.45% due 9/15/2037	600,000	657,405
Genentech, Inc. 4.75% due 7/15/2015	600,000	590,430
Schering-Plough Corp. 5.55% due 12/1/2013(1)	400,000	404,712
Wyeth 5.95% due 4/1/2037	475,000	476,260

		2,940,895
Railroads — 0.3%
Norfolk Southern Corp. 6.75% due 2/15/2011	1,150,000	1,232,291

		1,232,291
Real Estate Investment Trusts — 1.3%
ERP Operating LP 5.375% due 8/1/2016	775,000	730,993
Federal Realty Investment Trust 6.20% due 1/15/2017	550,000	548,419
Highwoods Realty Ltd. 5.85% due 3/15/2017	600,000	564,539

December 31, 2007	Principal Amount	Value

Real Estate Investment Trusts (continued)
Liberty Property LP 7.25% due 3/15/2011	$700,000	$746,550
PPF Funding, Inc. 5.35% due 4/15/2012(2)	750,000	748,509
Regency Centers LP 6.75% due 1/15/2012	375,000	389,340
Simon Property Group LP 5.25% due 12/1/2016	750,000	697,856
USB Realty Corp. 6.091% due 1/15/2012(2)(3)	950,000	844,015
Westfield Group 5.40% due 10/1/2012(2)	900,000	898,097

		6,168,318
Retailers — 0.2%
CVS Caremark Corp. 5.75% due 6/1/2017	475,000	478,057
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	500,000	479,419

		957,476
Technology — 0.3%
Cisco Systems, Inc. 5.50% due 2/22/2016	450,000	457,637
International Business Machines Corp. 5.70% due 9/14/2017	400,000	413,505
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	518,455

		1,389,597
Utilities – Electric — 0.8%
Alabama Power Co. 5.65% due 3/15/2035	750,000	694,923
Exelon Corp. 4.45% due 6/15/2010	750,000	743,511
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	660,001
Pacific Gas & Electric Co. 6.05% due 3/1/2034	450,000	449,252
Potomac Edison Co. 5.35% due 11/15/2014	850,000	824,604
Public Service Electric Gas Co. 5.125% due 9/1/2012	500,000	503,587

		3,875,878
Utilities – Electric & Water — 0.4%
Public Service Co. of New Mexico 4.40% due 9/15/2008	2,000,000	1,986,898

		1,986,898
Wireless Communications — 0.4%
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	1,250,000	1,389,899
Vodafone Group PLC 6.15% due 2/27/2037	350,000	345,667

		1,735,566

The accompanying notes are an integral part of these financial statements.

14	RS Investment Quality Bond VIP Series

December 31, 2007	Principal Amount	Value

Wireline Communications — 1.0%
AT&T, Inc. 6.30% due 1/15/2038	$600,000	$609,596
Deutsche Telekom International Finance BV 8.25% due 6/15/2030(1)	850,000	1,060,589
France Telecom S.A.
7.75% due 3/1/2011(1)	800,000	859,860
8.50% due 3/1/2031(1)	335,000	434,380
Sprint Capital Corp. 6.90% due 5/1/2019	700,000	695,356
Telecom Italia Capital 5.25% due 10/1/2015	550,000	535,837
Verizon Communications, Inc. 5.55% due 2/15/2016	800,000	808,586

		5,004,204

Total Corporate Bonds (Cost $82,495,362)		82,241,014

	Principal Amount	Value
Mortgage Pass-Through Securities — 17.2%
FHLMC
5.50% due 9/1/2034-12/1/2036	10,925,432	10,908,936
7.00% due 8/1/2008	843	851
FNMA
5.00% due 1/1/2033-2/1/2037	20,154,159	19,673,961
5.50% due 4/1/2022-7/1/2037	28,101,857	28,125,941
5.756% due 12/1/2036(1)	3,263,174	3,312,707
6.00% due 8/1/2021-10/1/2036	3,411,512	3,476,993
6.201% due 8/1/2046(1)	3,213,529	3,276,295
6.50% due 8/1/2010-8/1/2037	9,058,311	9,313,497
7.00% due 9/1/2014-6/1/2032	541,513	568,268
7.50% due 12/1/2029	434,043	463,989
8.00% due 6/1/2008-9/1/2030	137,220	146,579
GNMA
6.00% due 10/15/2032-12/15/2033	1,084,833	1,112,465
6.50% due 2/15/2032-4/15/2033	900,443	933,562

Total Mortgage Pass-Through Securities (Cost $79,503,184)		81,314,044

	Principal Amount	Value
Sovereign Debt Securities — 0.6%
Pemex Project Funding Master Trust
6.625% due 6/15/2035	275,000	289,859
7.875% due 2/1/2009	1,200,000	1,233,509
Quebec Province 4.60% due 5/26/2015	900,000	899,179
United Mexican States 4.625% due 10/8/2008	450,000	447,750

Total Sovereign Debt Securities (Cost $2,818,877)		2,870,297

December 31, 2007	Principal Amount	Value

Taxable Municipal Securities — 0.1%
Oregon — 0.1%
Oregon School Board Association 4.759% due 6/30/2028	$450,000	$413,923

		413,923

Total Taxable Municipal Securities (Cost $450,000)		413,923

	Principal Amount	Value
U.S. Government Securities — 31.8%
U.S. Government Agency Securities — 5.9%
FHLB 5.125% due 7/17/2018	7,300,000	7,278,414
FHLMC 5.00% due 7/2/2018	4,255,000	4,219,577
FNMA
4.375% due 7/17/2013	10,900,000	11,055,478
4.625% due 10/15/2013	5,350,000	5,507,231

		28,060,700
U.S. Treasury Bonds — 4.3%
U.S. Treasury Bonds
4.75% due 2/15/2037	3,020,000	3,160,617
6.25% due 8/15/2023	6,510,000	7,794,202
8.00% due 11/15/2021	1,150,000	1,573,883
8.125% due 8/15/2019	3,685,000	4,967,266
8.50% due 2/15/2020	1,900,000	2,642,632

		20,138,600
U.S. Treasury Notes — 21.6%
U.S. Treasury Notes
3.625% due 12/31/2012	9,300,000	9,369,750
3.875% due 10/31/2012	12,485,000	12,729,818
4.125% due 8/31/2012	13,070,000	13,456,990
4.25% due 9/30/2012-11/15/2017	44,635,000	45,820,485
4.50% due 4/30/2012-5/15/2017	3,785,000	3,948,279
4.625% due 2/29/2012	95,000	99,691
4.75% due 8/15/2017	5,145,000	5,434,005
4.875% due 7/31/2011-6/30/2012	10,740,000	11,336,919

		102,195,937

Total U.S. Government Securities (Cost $145,702,434)		150,395,237

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	15

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

December 31, 2007	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	14	$ 573
RS Emerging Growth Fund, Class Y(4)	59	2,403
RS Emerging Markets Fund, Class A(4)	21	572
RS Equity Dividend Fund, Class Y(4)	6	53
RS Global Natural Resources Fund, Class Y(4)	193	7,311
RS Growth Fund, Class Y(4)	138	1,982
RS Investment Quality Bond Fund, Class A(4)	5	53
RS Investors Fund, Class Y(4)	357	3,435
RS MidCap Opportunities Fund, Class Y(4)	109	1,555
RS Partners Fund, Class Y(4)	69	2,111
RS S&P 500 Index Fund, Class A(4)	5	53
RS Smaller Company Growth Fund, Class Y(4)	64	1,315
RS Value Fund, Class Y(4)	49	1,291

Total Other Investments (Cost $23,582)		22,707

	Principal Amount	Value
Repurchase Agreements — 2.6%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $12,187,742, due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $13,146,250	$12,185,000	12,185,000

Total Repurchase Agreements (Cost $12,185,000)		12,185,000

Total Investments — 101.1% (Cost $472,131,432)		478,502,274

Other Liabilities, Net — (1.1)%		(5,098,034)

Total Net Assets — 100.0%		$473,404,240

(1)	Variable rate demand note.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $20,503,741, representing 4.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16	RS Investment Quality Bond VIP Series

Financial Information — RS Investment Quality Bond VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$478,502,274
Cash and cash equivalents	4,663,476
Dividends/interest receivable	4,248,542
Receivable for fund shares subscribed	456,997
Due from distributor	6,652
Prepaid expenses	3,446

Total Assets	487,881,387

Liabilities
Payable for investments purchased	14,047,847
Payable to adviser	199,062
Payable for fund shares redeemed	85,970
Deferred trustees’ compensation	22,707
Accrued expenses/other liabilities	121,561

Total Liabilities	14,477,147

Total Net Assets	$473,404,240

Net Assets Consist of:
Paid-in capital	$471,356,594
Distributions in excess of net investment income	(22,706)
Accumulated net realized loss from investments	(4,300,490)
Net unrealized appreciation on investments	6,370,842

Total Net Assets	$473,404,240

Investments, at Cost	$472,131,432

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	39,628,616

Net Asset Value Per Share	$11.95

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$23,170,345
Dividends	1,674

Total Investment Income	23,172,019

Expenses
Investment advisory fees	2,152,383
Shareholder reports	129,668
Custodian fees	96,672
Professional fees	90,847
Administrative service fees	34,932
Trustees’ fees and expenses	25,385
Insurance expense	15,019
Registration fees	251
Other expense	8,792

Total Expenses	2,553,949
Less: Fee waiver by distributor	(6,652)
Less: Custody credits	(5,893)

Total Expenses, Net	2,541,404

Net Investment Income	20,630,615

Realized Loss and Change in Unrealized Appreciation on Investments
Net realized loss from investments	(185,489)
Net change in unrealized appreciation on investments	6,287,489

Net Gain on Investments	6,102,000

Net Increase in Net Assets Resulting from Operations	$26,732,615

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	17

Financial Information — RS Investment Quality Bond VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$20,630,615	$15,918,242
Net realized loss from investments	(185,489)	(2,851,915)
Net change in unrealized appreciation on investments	6,287,489	1,593,037

Net Increase in Net Assets Resulting from Operations	26,732,615	14,659,364

Distributions to Shareholders
Net investment income	(21,201,211)	(16,013,548)
Net realized loss on investments	—	(17,102)
Return of capital	(19,342)	—

Total Distributions	(21,220,553)	(16,030,650)

Capital Share Transactions
Proceeds from sales of shares	114,721,034	100,333,502
Reinvestment of distributions	21,220,553	16,030,649
Cost of shares redeemed	(54,084,625)	(57,665,225)

Net Increase in Net Assets Resulting from Capital Share Transactions	81,856,962	58,698,926

Net Increase in Net Assets	87,369,024	57,327,640

Net Assets

Beginning of Year	386,035,216	328,707,576

End of Year	$473,404,240	$386,035,216

Distributions in Excess of Net Investment Income Included in Net Assets	$(22,706)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$547,890

Other Information:

Shares
Sold	9,565,972	8,489,459
Reinvested	1,778,755	1,366,931
Redeemed	(4,484,670)	(4,891,514)

Net Increase	6,860,057	4,964,876

The accompanying notes are an integral part of these financial statements.

18	RS Investment Quality Bond VIP Series

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RS Investment Quality Bond VIP Series	19

Financial Information — RS Investment Quality Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$11.78	$0.53	$0.20	$0.73	$(0.56)[5]	$—	$(0.56)

Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[3]	(0.53)

Year Ended 12/31/05	12.11	0.50	(0.21)	0.29	(0.49)	(0.09)	(0.58)

Year Ended 12/31/04	12.25	0.51	0.00 [3]	0.51	(0.52)	(0.13)	(0.65)

Year Ended 12/31/03	12.52	0.50	0.09	0.59	(0.48)	(0.38)	(0.86)

The accompanying notes are an integral part of these financial statements.

20	RS Investment Quality Bond VIP Series

Net Asset Value, End of Period	Total Return[4]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[1]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[1]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.95	6.22%	$473,404	0.59%		0.59%	4.79%	4.79%	145%

11.78	4.19%	386,035	0.60%	[2]	0.60%	4.61%	4.61%	130%

11.82	2.35%	328,708	0.59%	[2]	0.59%	4.06%	4.06%	169%

12.11	4.21%	345,993	0.57%		0.57%	4.02%	4.02%	217%

12.25	4.73%	384,642	0.56%		0.56%	3.75%	3.75%	215%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[2]	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.
[3]	Rounds to $0.00 per share.
[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[5]	Includes return of capital distribution of less than $0.00 per share.

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	21

Notes to Financial Statements — RS Investment Quality Bond VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the

22	RS Investment Quality Bond VIP Series

Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/ discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”) , a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees and

RS Investment Quality Bond VIP Series	23

Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 0.59% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
2007	$21,201,211	$—	$19,342
2006	16,013,647	17,003	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring
2008	2009	2010	2011	2012	2013	2014	2015	Total
$—	$—	$—	$—	$—	$—	$3,858,020	$143,184	$4,001,204

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers.

24	RS Investment Quality Bond VIP Series

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had $88,272 in such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $8,346,580 and $(2,186,752), respectively, resulting in net unrealized appreciation of $6,159,828. The cost of investments for federal income tax purposes at December 31, 2007 was $472,342,446.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2007 were as follows:

Investments		U.S. Government Agency Obligations
Purchases	Sales	Purchases	Sales
$223,465,174	$189,889,260	$496,559,526	$419,049,916

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in the future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities

RS Investment Quality Bond VIP Series	25

Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court

26	RS Investment Quality Bond VIP Series

issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (”FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Investment Quality Bond VIP Series	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Investment Quality Bond VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (the “Fund”) at December 31,2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31,2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1,2006 the financial highlights for each of the periods presented through December 31,2005 were audited by another independent registered public accounting firm whose report dated February 8,2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

28	RS Investment Quality Bond VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

RS Investment Quality Bond VIP Series	29

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

30	RS Investment Quality Bond VIP Series

continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at

RS Investment Quality Bond VIP Series	31

Supplemental Information — unaudited (continued)

rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of

32	RS Investment Quality Bond VIP Series

the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating

RS Investment Quality Bond VIP Series	33

Supplemental Information — unaudited (continued)

to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

34	RS Investment Quality Bond VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Investment Quality Bond VIP Series	35

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

36	RS Investment Quality Bond VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

RS Investment Quality Bond VIP Series	37

07	ANNUAL REPORT

RS Variable Products Trust

RS Low Duration Bond VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS L ow Duration Bond VIP Series

Ho ward W. Chin (Guardian Investor Services)

has been a co-portfolio manager of RS Low Duration Bond VIP Series since 2003*. Mr. Chin has been a managing director of The Guardian Life Insurance Company of America (“Guardian Life”) since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (Guardian Investor Services)

has been a co-portfolio manager of RS Low Duration VIP Series since 2004*. Mr. Crimmins has been a managing director of Guardian Life since March 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

RS Low Duration Bond VIP Series seeks a high level of current income consistent with preservation of capital. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within its range to reflect changes in the overall composition of the short-term investment grade debt markets.

Investment Process

The Fund normally invests at least 80% of its net assets in debt securities, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund tends to have an average maturity within a range of one and three years, with a typical duration of between one and three years. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities market, but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to each other.

Performance

RS Low Duration Bond VIP Series had a total return of 5.48% for the year ended December 31, 2007, as compared with the average fund in the Lipper Short-Intermediate Investment Grade Debt Funds peer group, which returned 4.98% for the same period. (The peer group consisted of 36 variable subaccount funds that invest primarily in investment-grade debt with average maturities of one to three years.)

RS Low Duration Bond VIP Series	3

RS Low Duration Bond VIP Series (continued)

In contrast, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index2, returned 7.10% in 2007. The corresponding results for the fourth quarter were 1.55% for the Fund, 1.32% for the average fund in the peer group, and 2.30% for the Index, respectively.

Portfolio Review

How do we describe 2007? To say that it was a difficult year for many bond investors would be like calling Hurricane Katrina a rain shower. The havoc wrought on the bond market in 2007 was more disruptive and widespread than any financial event in recent memory. Because no simple description or catchy phrase seems to do the crisis justice, instead we will touch on the watershed events of 2007 and discuss how we navigated the storm. In short, in 2007 the Fund did not hold or invest in any collaterized debt obligations (CDOs), structured investment vehicles (SIVs), or subprime adjustable rate mortgages (ARMs); more on these topics is discussed below.

The year 2007 marked a sea change in the financial markets, as the easy credit environment of the past few years came to a screeching halt. The problem first became evident in the subprime mortgage sector, but lax lending standards had been a broader problem, and the consequences soon spread to nearly every corner of the financial market. We first saw the broader fallout of lax lending (massive unwinding of leverage, spreading of the subprime-related problems, frozen or illiquid markets, substantial increase in the premiums demanded by investors to undertake any sort of risk) in the third quarter but they continued well into the fourth quarter. Billions of dollars of losses were reported but it was unclear whether there was more to come. We believe there is.

As everyone knows by now, subprime mortgages are loans made to less creditworthy borrowers and their easy availability was a key factor in driving up home prices. In fact, they fed on each other. As the housing market exploded, borrowers took advantage of the availability of subprime mortgages to get their piece of the American dream. This in turn drove up home prices, which brought in more eager homebuyers and more eager lenders competing to provide the most attractive loan terms. Very often ARMs were made to borrowers who did not put any money down or provide any proof of their ability to repay.

You might ask why any lender would originate such a risky loan. The answer is simple: the lenders were not at risk (except for a short period). The loans were subsequently repackaged into bonds and sold to investors, who assumed the risk of owning the loans. As a result of this risk transfer, the originators had little incentive to underwrite their loans to tighter standards. Once sold, the loans were someone else’s problem. (Their real incentive was to maximize their origination and repackaging fees by originating as many loans as possible.)

This set up a precarious situation for investors but so long as home values kept increasing, the game could continue. Problems quickly arose, however. Investors noticed that many loans were experiencing unprecedented delinquency and default rates, with some loans defaulting right after they closed. As a result, investor demand for subprime mortgages evaporated. With no one to sell the loans to, many originators could not make any new loans because they did not have the capital to retain them on their own balance sheets. As a result, the market essentially disappeared. Many originators declared bankruptcy or exited the subprime business altogether. In the end, the house of cards that propped up home prices, allowed consumers access to easy credit, and created a mortgage origination machine, collapsed.

There was another major aspect to the subprime problem. As investor demand dried up, trading liquidity dried up and bond prices fell. Bonds backed by subprime ARMs had the worst delinquencies and defaults and suffered large price declines (especially the lower-rated ones). Billions of dollars worth of bonds were subsequently downgraded by the rating agencies. Many investors were left with hard-to-value and impossible-to-sell assets and every segment of the investor community (banks, insurance companies, traditional money managers, mutual funds, hedge funds, and

4	RS Low Duration Bond VIP Series

special-purpose investment vehicles) was affected, both here and abroad.

Had this problem been limited to investors who bought bonds with cash, the fallout probably would have been fairly well contained. However, subprime bonds had become a common building block for other financial transactions such as CDOs and SIVs. High-yielding CDOs were frequently bought by hedge funds, which used leverage (borrowed money) to magnify their returns, but in a downturn, leverage just magnified their losses. Several hedge funds (both domestic and overseas) became worthless. CDOs were also bought by investment-grade and high-yield bond funds whose net asset values (NAVs) were adversely affected by the sharp decline in subprime valuations.

Even money market funds were negatively affected by falling subprime values. In a reach for higher-yielding assets, many money market funds (again, both domestic and overseas) invested in short term debt issued by SIVs. The value of that debt dropped, however, as the value of the SIVs’ assets plummeted and threatened the money market funds’ ability to seek to maintain a $1.00 net asset value per share. Several funds had to be rescued by deep-pocketed advisers to avoid “breaking the buck.” The sharp decline in subprime values also resulted in multibillion- dollar write-downs at many Wall Street firms and commercial banks, with a corresponding curtailment in their capital commitment and lending activities. Credit and capital became scarce and more expensive.

The Federal Reserve Board responded to this crisis by cutting the federal funds rate and the discount rate 0.50% in the fourth quarter (0.25% each in October and December). These moves brought the federal funds rate to 4.25% at year-end, down 1.00% for the year, while the discount rate stood at 4.75%, down 1.50% for the year. As importantly, the Fed also instituted a special auction program in coordination with European central banks to provide additional liquidity. The auctions were well received and helped restore investor confidence regarding the operation of the global financial system.

Treasury rates moved lower during the fourth quarter, as investors sought the safe haven of Treasuries amid concerns that the financial crisis might dampen economic growth. The yield on the two-year Treasury dropped by 0.94% to 3.05% while the 10-year yield moved lower by 0.56% to finish the year at 4.02%. In addition, the yield curve (as measured by the difference between two-year and 10-year Treasury yields) steepened to 0.97%, an increase of 0.36% in the quarter and 1.08% over the year.

As result of the “flight to quality”, Treasuries performed very well in 2007. As noted above, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index, returned 7.10% while the Treasury portion of the Lehman Brothers Aggregate Bond Index3 returned 9.01%. (Even though the Fund is benchmarked to the Lehman Brothers U.S. Government 1-3 Year Bond Index, we have provided the results of the Lehman Brothers Aggregate Bond Index as well, so that our shareholders will have a fuller understanding of what happened to bonds in 2007.)

The Lehman Brothers Aggregate Bond Index returned 6.97% for the year, led by the Treasury sector’s 9.01% return. For 2007, agency debt and mortgage-backed securities (MBS) returned 7.90% and 6.90% respectively, followed by commercial mortgage backed Securities (CMBS) at 5.57%, corporate bonds at 5.11%, and asset-backed securities (ABS) at 2.21%.

Despite positive returns, each sector underperformed comparable duration Treasuries. The Lehman Brothers Aggregate Bond Index underperformed Treasuries by 0.78% in the fourth quarter and by 2.06% for the full year, its worst performance in 10 years. All the sectors also underperformed Treasuries in 2007; agencies returned -0.52%, MBS posted -1.77%, CMBS returned -4.35%, corporate bonds came in at -4.64% and ABS trailed the pack at -6.34%. (All of these results are relative to comparable duration Treasuries; a negative sign denotes underperformance.) These results are the worst in the past ten years for each sector, but the results were particularly bad for corporate bonds. The –4.64% return for 2007 surpassed the prior record of –4.63% set in 2000, and the –2.70% return in November is the worst monthly performance on record.

RS Low Duration Bond VIP Series	5

RS Low Duration Bond VIP Series (continued)

The underperformance in corporate bonds was led by the financial sector, which underperformed Treasuries by 6.87%. Investors were particularly concerned about the banking and brokerage sectors’ exposure to the subprime and CDO markets, and the subsequent massive write-downs (more than $95 billion) only served to affirm their concerns. Further, some banks had to inject capital into their money market funds to prevent these funds from “breaking the buck.” These write-downs, together with sizeable capital outlays have also forced firms to seek additional capital. Combined with issuing debt in the credit market, some firms have obtained capital from foreign investors. These investments relieved the immediate capital adequacy concerns but companies in this sector probably will still need to find other ways (asset sales, dividend cuts) to rebuild their capital. We expect this to be an ongoing issue in 2008.

As noted above, the Fund outperformed the average variable subaccount fund in its Lipper peer group in 2007 by 0.50%, which placed the Fund in the second quartile (38th percentile). Based on our credit analysis, we made a decision not to invest in subprime ARMs or CDOs (as distinguished from subprime bonds backed by fixed rate loans) in 2007. We believed that we would not be properly compensated for undertaking the risks involved, and as a result, during the period we avoided much of the credit contagion brought on by the subprime debacle.

For the same reason we also chose not to invest in CDOs. CDOs are essentially leveraged bets on the credit performance of the underlying subprime ARMs. We believed that the rating agencies underestimated the timing and the severity of subprime defaults, and that the downside risk of an adverse outcome was substantially greater than commonly expected. Again, we believed that we would not be properly compensated for undertaking the risks involved.

The Fund continued to favor non-Treasury assets for much of 2007 because we believed that judicious bond selection in these sectors would provide incremental return to the Fund.

However, we also note the Fund lagged its benchmark by 1.62%. This was largely due to our asset allocation decision to favor non-Treasury products for a significant part of the year. The Fund’s benchmark is the Lehman Brothers U.S. Government 1-3 Year Bond Index, which is comprised of solely Treasury and agency debt. As discussed above, all non-Treasury sectors sharply underperformed relative to Treasuries in 2007, so our positioning in the former sectors acted as a negative factor on the Fund’s performance versus its benchmark.

We added selected assets in the second half of the year, believing that they were undervalued after being unjustifiably penalized by factors that largely ignored their fundamental value. We believed the risks and the opportunities of several types of ABS (most notably bonds by credit card receivables and auto loan and electric bill payments) were acceptable. They had been swept up by the subprime storm but we think they are much more protected and isolated from the subprime mortgage problem.

The Fund reduced its exposure to corporate bonds through outright sales and bond maturities. However, since the corporate bond sector underperformed relative to treasuries as discussed above, the remaining corporate exposure had a negative impact on the Fund’s performance.

Outlook

At the risk of stating the obvious, we believe the prospects for the economy in 2008 will hinge on the health of the housing market and a resolution of the subprime and credit crises. At this point, we are not particularly optimistic about the economy. We expect to see the economy slowing down in the first half of 2008. Given the potential for more subprime/CDO write-downs and reduced consumer spending in the wake of declining home prices, increasing monthly ARM payments, tougher credit conditions, and continued high energy prices, we would not be surprised by some downside risk to our growth expectations.

We believe that the subprime problem will likely continue throughout 2008. We expect to see more news stories

6	RS Low Duration Bond VIP Series

about mounting delinquencies, defaults, and foreclosures. ARMs issued at the peak of the real estate boom and lax lending environment (2006) will reset upward in 2008, with the peak occurring in the second and third quarters. The problem will likely be compounded by falling home prices, which have been accelerating with no bottom on the visible horizon. As a result, homeowners may be unable to refinance into lower-rate mortgages (despite government assistance programs), as declining home prices may leave them in a negative equity position. At the same time, lenders have substantially tightened their standards regarding down payments, verification of income, and maximum borrower leverage. Accordingly, we expect to see further deterioration in subprime bond valuations and a greater drag on the economy.

In contrast, we remain positive about the prospects for the structured finance sector, most notably AAA-rated CMBS. Unlike the loans made in the subprime sector, loans in the commercial mortgage sector were better underwritten; as a result, these loans have been performing well. In addition, we believe there is plenty of credit support for the Fund’s AAA-rated bonds, as any losses will be borne by lower-rated securities. We believe that there is a world of difference between an AAA CMBS and an AAA subprime ARM.

We remain defensive on the credit market heading into 2008. We believe the big driver of credit performance in 2008 will likely be the ability of the finance sector to stabilize. Our outlook calls for at least another quarter of write-downs, keeping pressure on spreads in the finance sector. In addition, we expect earnings to be lower, as a slowing economy and rising costs weigh on balance sheets. Away from the fundamentals, the new-issue calendar is expected to be very active during the first quarter. With interest rates falling and a cautious outlook for the credit market, we expect Wall Street underwriters to be forced to bring new deals with attractive pricing concessions. More than one-third of our corporate bond holdings will mature within the next six months. We will look to reinvest these proceeds in short-maturity corporate bonds (a continuation of our existing strategy) or look to reallocate into other non-Treasury sectors as opportunities present themselves.

In summary, the market is confronted with many serious issues that will take some time to resolve. We may not see a return to normalcy until 2009.

As always, we continue to monitor the markets very closely and will seek to position the Fund accordingly.

We thank you for your continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Low Duration Bond VIP Series	7

RS Low Duration Bond VIP Series (continued)

Total Net Assets: $26,935,415	Data as of December 31, 2007

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.500%	05/15/10	4.60%
FHLMC Agency	5.125%	08/23/10	4.20%
FNMA Agency	5.125%	04/15/11	4.19%
FNMA Agency	5.000%	02/16/12	3.00%
U.S. Treasury Notes	5.000%	02/15/11	2.71%
FNMA Agency	5.000%	10/15/11	2.13%
Morgan Stanley Capital I 1999-RM1 E CMBS	6.991%	12/15/31	2.12%
U.S. Treasury Notes	3.125%	11/30/09	1.62%
Chase Issuance Trust 2007-A15 A ABS	4.960%	09/17/12	1.58%
U.S. Treasury Notes	3.250%	12/31/09	1.56%
Total			27.71%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

8	RS Low Duration Bond VIP Series

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1 Year	3 Years	Since Inception
RS Low Duration Bond VIP Series	08/28/03	5.48%	3.59%	2.91%
Lehman Brothers U.S. Government 1-3 Year Bond Index[2]		7.10%	4.29%	3.46%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/28/03 in RS Low Duration Bond VIP Series and the Lehman Brothers U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Low Duration Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.68%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Low Duration Bond VIP Series	9

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$1,033.70	$3.70	0.72%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.68	0.72%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	RS Low Duration Bond VIP Series

Schedule of Investments – RS Low Duration Bond VIP Series

December 31, 2007	Principal Amount	Value

Asset Backed Securities — 19.5%
American Express Credit Account Master Trust 2004-3 A 4.35% due 12/15/2011	$260,000	$260,581
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	231,757	214,162
Bank One Issuance Trust 2003-A7 A7 3.35% due 3/15/2011	280,000	278,190
Capital Auto Receivables Asset Trust 2006-SN1A A3 5.31% due 10/20/2009(2)	420,000	420,623
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	410,000	408,585
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	339,181	311,504
Chase Issuance Trust 2007-A15 A 4.96% due 9/17/2012	420,000	426,815
Chase Manhattan Auto Owner Trust 2005-A A3 3.87% due 6/15/2009	149,151	148,602
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	394,000	401,255
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	271,450	256,579
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	69,722	67,615
Detroit Edison Securitization Funding LLC 2001-1 A4 6.19% due 3/1/2013	170,000	175,026
Ford Credit Auto Owner Trust 2005-B A4 4.38% due 1/15/2010	408,827	408,207
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	265,000	268,472
PSE&G Transition Funding LLC 2001-1 A5 6.45% due 3/15/2013	365,000	380,330
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	376,800	370,068
2002-RS4 AI5 6.163% due 8/25/2032(1)	39,566	37,860

December 31, 2007	Principal Amount	Value

Asset Backed Securities (continued)
Residential Funding Mortgage Securities Trust 2003-HS3 AI2 3.15% due 7/25/2018	$3,402	$3,388
World Omni Auto Receivables Trust 2005-A A4 3.82% due 11/12/2011	413,000	410,744

Total Asset Backed Securities (Cost $5,273,687)		5,248,606

	Principal Amount	Value
Collateralized Mortgage Obligations — 10.8%
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.146% due 7/25/2034(1)	260,000	258,130
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	215,072	218,700
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	106,005	109,372
FHLMC
2598 QC 4.50% due 6/15/2027	217,306	215,896
1534 Z 5.00% due 6/15/2023	159,250	159,488
2500 TD 5.50% due 2/15/2016	40,896	40,921
20 H 5.50% due 10/25/2023	73,903	74,816
2470 VB 6.00% due 8/15/2018	166,805	168,561
1650 J 6.50% due 6/15/2023	124,975	126,130
FNMA
2003-24 PU 3.50% due 11/25/2015	156,629	153,390
2003-63 GU 4.00% due 7/25/2033	133,427	132,183
2005-39 CL 5.00% due 12/25/2021	260,000	261,214
2003-13 ME 5.00% due 2/25/2026	129,272	128,913
2006-45 AC 5.50% due 6/25/2036	131,034	130,291
2002-52 PB 6.00% due 2/25/2032	407,000	412,979
GNMA 2002-93 NV 4.75% due 2/20/2032	12,133	12,021
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	146,641	146,732

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	11

Schedule of Investments – RS Low Duration Bond VIP Series (continued)

December 31, 2007	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	$122,681	$124,522
Wells Fargo Mortgage-Backed Securities Trust 2005-14 2A1 5.50% due 12/25/2035	45,645	44,661

Total Collateralized Mortgage Obligations (Cost $2,912,668)		2,918,920

	Principal Amount	Value
Commercial Mortgage Backed Securities — 12.8%
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	400,577	403,078
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	300,050	305,181
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	185,000	184,965
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	365,000	393,006
GMAC Commercial Mortgage Securities, Inc. 1999-C2 A2 6.945% due 9/15/2033	219,771	224,614
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	274,000	270,601
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	270,000	269,528
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C1 A1 3.053% due 1/15/2038	287,491	281,946
2001-C1 A3 5.857% due 10/12/2035	250,000	258,915
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	124,974	130,527
LB UBS Commercial Mortgage Trust 2003-C1 A2 3.323% due 3/15/2027	144,098	143,597
2000-C5 A1 6.41% due 12/15/2019	1,698	1,698
Morgan Stanley Capital I 1999-RM1 E 6.991% due 12/15/2031(1)	560,000	569,715

December 31, 2007	Principal Amount	Value

Collateralized Mortgage Obligations (continued)
Total Commercial Mortgage Backed Securities (Cost $3,451,528)		$3,437,371

	Principal Amount	Value
Corporate Bonds — 22.0%
Automotive — 1.1%
DaimlerChrysler NA Holding Corp. 4.75% due 1/15/2008	300,000	299,934

		299,934
Electric — 2.2%
Alabama Power Co. 5.375% due 10/1/2008	250,000	250,717
Entergy Gulf States, Inc. 3.60% due 6/1/2008	150,000	148,861
Pacific Gas & Electric 3.60% due 3/1/2009	200,000	197,838

		597,416
Energy — 2.0%
Anadarko Petroleum Corp. 3.25% due 5/1/2008	400,000	397,334
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	151,320	151,075

		548,409
Finance Companies — 3.3%
Capital One Bank 4.25% due 12/1/2008	200,000	195,711
General Electric Capital Corp. 3.50% due 2/2/2009	250,000	248,331
iStar Financial, Inc. 7.00% due 3/15/2008	250,000	249,569
SLM Corp. 4.00% due 1/15/2009	200,000	192,674

		886,285
Financial — 0.7%
Morgan Stanley 3.875% due 1/15/2009	200,000	197,943

		197,943
Financial – Banks — 2.8%
Popular NA, Inc. 3.875% due 10/1/2008	250,000	247,606
Sovereign Bank 4.00% due 2/1/2008	250,000	249,767
Textron Financial Corp. 5.125% due 11/1/2010	250,000	254,954

		752,327
Food & Beverage — 0.9%
Pepsi Bottling Holdings, Inc. 5.625% due 2/17/2009(2)	250,000	252,988

		252,988

The accompanying notes are an integral part of these financial statements.

12	RS Low Duration Bond VIP Series

December 31, 2007	Principal Amount	Value

Corporate Bonds (continued)
Home Construction — 0.3%
Ryland Group, Inc. 5.375% due 6/1/2008	$83,000	$82,507

		82,507
Insurance — 0.6%
Unum Group 5.859% due 5/15/2009	150,000	152,728

		152, 728
Media – Cable — 1.9%
Comcast Corp. 7.625% due 4/15/2008	250,000	251,475
Cox Communications, Inc. 4.625% due 1/15/2010	250,000	248,061

		499,536
Natural Gas – Distributors — 0.9%
ONEOK, Inc. 7.125% due 4/15/2011	240,000	254,121

		254,121
Paper & Forest Products — 1.9%
International Paper Co. 3.80% due 4/1/2008	250,000	249,134
Packaging Corp. of America 4.375% due 8/1/2008	250,000	247,702

		496,836
Retailers — 1.9%
CVS Caremark Corp. 4.00% due 9/15/2009	250,000	245,306
Federated Department Stores, Inc. 6.625% due 9/1/2008	255,000	256,942

		502,248
Utilities – Electric & Water — 0.6%
Public Service Co. of New Mexico 4.40% due 9/15/2008	150,000	149,017

		149,017
Wireline Communications — 0.9%
Telecom Italia Capital 4.00% due 11/15/2008	250,000	246,772

		246,772

Total Corporate Bonds (Cost $5,907,045)		5,919,067
Mortgage Pass-Through Security — 0.9%
FNMA 6.034% due 7/1/2011	241,212	245,923

Total Mortgage Pass-Through Security (Cost $243,541)		245,923
Sovereign Debt Security — 0.9%
United Mexican States 4.625% due 10/8/2008	250,000	248,750

Total Sovereign Debt Security (Cost $248,772)		248,750

December 31, 2007	Principal Amount		Value

U.S. Government Securities — 31.4%
U.S. Government Agency Securities — 17.1%
FHLMC
3.15% due 12/16/2008	$415,000		$411,458
5.125% due 8/23/2010	1,090,000		1,131,099

FNMA
3.75% due 3/18/2018(3)	140,000		139,917
4.50% due 12/1/2009	410,000		410,055
5.00% due 10/15/2011-2/16/2012	1,325,000		1,380,959
5.125% due 4/15/2011	1,080,000		1,128,497

			4,601,985
U.S. Treasury Notes — 14.3%
U.S. Treasury Notes
3.125% due 11/30/2009	435,000		435,476
3.25% due 12/31/2009	420,000		421,444
3.50% due 2/15/2010	115,000		115,997
3.625% due 10/31/2009-12/31/2012	345,000		347,845
4.50% due 5/15/2010-11/30/2011	1,425,000		1,474,840
4.625% due 2/29/2012	30,000		31,481
4.75% due 5/31/2012	275,000		290,233
5.00% due 2/15/2011	690,000		728,651

			3,845,967

Total U.S. Government Securities (Cost $8,251,967)			8,447,952

	Shares		Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	—	(5)	37
RS Emerging Growth Fund, Class Y(4)	4		153
RS Emerging Markets Fund, Class A(4)	1		35
RS Equity Dividend Fund, Class Y(4)	—	(5)	3
RS Global Natural Resources Fund, Class Y(4)	12		467
RS Growth Fund, Class Y(4)	9		129
RS Investment Quality Bond Fund, Class A(4)	—	(5)	3
RS Investors Fund, Class Y(4)	23		224
RS MidCap Opportunities Fund, Class Y(4)	7		101
RS Partners Fund, Class Y(4)	4		130
RS S&P 500 Index Fund, Class A(4)	—	(5)	3
RS Smaller Company Growth Fund, Class Y(4)	4		84
RS Value Fund, Class Y(4)	3		82

Total Other Investments (Cost $1,504)			1,451

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	13

Schedule of Investments – RS Low Duration Bond VIP Series (continued)

December 31, 2007	Principal Amount	Value

Repurchase Agreements — 3.4%
State Street Bank and Trust Co. Repurchase Agreement, 4.05%, dated 12/31/07, maturity value of $915,206, due 1/2/2008, collateralized by FNMA, 6.02%, due 5/8/2017, with a value of $935,406	$915,000	$915,000

Total Repurchase Agreements (Cost $915,000)		915,000

Total Investments — 101.7% (Cost $27,205,712)		27,383,040

Other Liabilities, Net — (1.7)%		(447,625)

Total Net Assets — 100.0%		$26,935,415

(1)	Variable rate demand note.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $1,402,657, representing 5.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Step-up bond.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan for disinterested Trustees. See 2b in Notes to Financial Statements.
(5)	Rounds to less than one share.

The accompanying notes are an integral part of these financial statements.

14	RS Low Duration Bond VIP Series

Financial Information — RS Low Duration Bond VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$27,383,040
Cash and cash equivalents	275
Interest receivable	221,146
Receivable for fund shares subscribed	11,017
Due from distributor	20,631
Prepaid expenses	201

Total Assets	27,636,310

Liabilities
Payable for investments purchased	658,941
Payable to adviser	10,215
Payable for fund shares redeemed	7,868
Deferred trustees’ compensation	1,451
Accrued expenses/other liabilities	22,420

Total Liabilities	700,895

Total Net Assets	$26,935,415

Net Assets Consist of:
Paid-in capital	27,207,521
Distributions in excess of net investment income	(842)
Accumulated net realized loss from investments	(448,592)
Net unrealized appreciation on investments	177,328

Total Net Assets	$26,935,415

Investments, at Cost	$27,205,712

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value:	2,717,113

Net Asset Value Per Share:	$9.91

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$1,350,105
Dividends	110

Total Investment Income	1,350,215

Expenses
Investment advisory fees	119,707
Shareholder reports	36,538
Custodian fees	30,337
Professional Fees	18,326
Administrative service fees	2,089
Trustees’ fees and expenses	1,591
Insurance expense	1,084
Other expense	318

Total Expenses	209,990
Less: Fee waiver by distributor	(22,548)
Less: Custody credits	(1,178)

Total Expenses, Net	186,264

Net Investment Income	1,163,951

Realized Loss and Change in Unrealized Appreciation on Investments
Net realized loss from investments	(60,983)
Net change in unrealized appreciation on investments	322,306

Net Gain on Investments	261,323

Net Increase in Net Assets Resulting from Operations	$1,425,274

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	15

Financial Information — RS Low Duration Bond VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$1,163,951	$1,081,938
Net realized loss	(60,983)	(132,262)
Net change in unrealized appreciation on investments	322,306	185,411

Net Increase in Net Assets Resulting from Operations	1,425,274	1,135,087

Distributions to Shareholders
Net investment income	(1,164,593)	(1,090,755)

Total Distributions	(1,164,593)	(1,090,755)

Capital Share Transactions
Proceeds from sales of shares	5,552,640	5,829,576
Reinvestment of distributions	1,164,595	1,090,755
Cost of shares redeemed	(8,011,391)	(6,373,779)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,294,156)	546,552

Net Increase/(Decrease) in Net Assets	(1,033,475)	590,884

Net Assets

Beginning of year	27,968,890	27,378,006

End of year	$26,935,415	$27,968,890

Distributions in Excess of Net Investment Income Included in Net Assets	$(842)	$(200)

Other Information:

Shares
Sold	553,202	590,712
Reinvested	117,636	111,226
Redeemed	(801,616)	(646,229)

Net Increase/(Decrease)	(130,778)	55,709

The accompanying notes are an integral part of these financial statements.

16	RS Low Duration Bond VIP Series

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RS Low Duration Bond VIP Series	17

Financial Information — RS Low Duration Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$9.82	$0.45	$0.09	$0.54	$(0.45)	$—	$(0.45)

Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)

Year Ended 12/31/05	9.97	0.28	(0.16)	0.12	(0.28)	—	(0.28)

Year Ended 12/31/04	10.06	0.18	(0.09)	0.09	(0.18)	—	(0.18)

Period From 08/28/03[3] to 12/31/03[1]	10.00	0.03	0.07	0.10	(0.03)	(0.01)	(0.04)

The accompanying notes are an integral part of these financial statements.

18	RS Low Duration Bond VIP Series

Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.91	5.48%	$26,935	0.70%		0.79%	4.38%	4.29%	69%

9.82	4.07%	27,969	0.71%	[4]	0.72%	3.88%	3.87%	78%

9.81	1.25%	27,378	0.79%		0.79%	2.94%	2.94%	109%

9.97	0.91%	23,657	0.81%		0.81%	2.11%	2.11%	90%

10.06	0.97%	10,840	1.74%		1.74%	0.93%	0.93%	92%

Distributions	reflect actual per-share amounts distributed for the period.
[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets includes the effect of fee waivers, expense limitations and custody credits, if applicable.
[3]	Commencement of operations.
[4]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.
[5]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	19

Notes to Financial Statements — RS Low Duration Bond VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (a “Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net

20	RS Low Duration Bond VIP Series

capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/ discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day

RS Low Duration Bond VIP Series	21

Notes to Financial Statements — RS Low Duration Bond VIP Series (continued)

investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 0.70% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a. Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income	Return of Capital
2007	$1,164,593	$—
2006	$1,085,666	$5,089

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
$609	$—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring

2008	2009	2010	2011	2012	2013	2014	2015	Total
$—	$—	$—	$—	$15,848	$220,126	$145,732	$18,421	$400,127

22	RS Low Duration Bond VIP Series

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had $48,465 in deferred losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $295,994 and $(118,666), respectively, resulting in net unrealized appreciation of $177,328. The cost of investments for federal income tax purposes at December 31, 2007 was $27,205,712.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2007 were as follows:

Investments		U.S. Government Agency Obligations
Purchases	Sales	Purchases	Sales
$8,415,041	$10,055,703	$11,044,033	$7,976,153

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in the future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the

RS Low Duration Bond VIP Series	23

Notes to Financial Statements — RS Low Duration Bond VIP Series (continued)

Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in the Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS

24	RS Low Duration Bond VIP Series

defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. Fin 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Low Duration Bond VIP Series	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Low Duration Bond VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

26	RS Low Duration Bond VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

RS Low Duration Bond VIP Series	27

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

28	RS Low Duration Bond VIP Series

successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients,

RS Low Duration Bond VIP Series	29

Supplemental Information — unaudited (continued)

respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to

30	RS Low Duration Bond VIP Series

RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Low Duration Bond VIP Series	31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

32	RS Low Duration Bond VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Low Duration Bond VIP Series	33

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

34	RS Low Duration Bond VIP Series

07	ANNUAL REPORT

RS Variable Products Trust

RS High Yield Bond VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS High Yield Bond VIP Series

Ho Wang (Guardian Investor Services)

has managed RS High Yield Bond VIP Series since April 2006*. Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John’s University.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

RS High Yield Bond VIP Series seeks current income by investing in debt securities rated below investment grade, commonly known as “high yield” securities or “junk bonds”. Capital appreciation is a secondary objective.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets in debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or, if unrated, have been determined by Guardian Investor Services LLC (GIS) to be of comparable quality. The investment team considers several factors in purchasing and selling securities, such as issuer’s earnings patterns, financial history, management and general prospects, relative to the price of the security.

Performance

RS High Yield Bond VIP Series returned –1.60% in the fourth quarter of 2007 and 1.19% for the year ended December 31, 2007. The Fund underperformed the Lehman Brothers U.S. Corporate High Yield Index2 by 0.30% in the fourth quarter and by 0.68% for the year. The benchmark returned –1.30% in the fourth quarter of 2007 and 1.87% for the year ended December 31, 2007.

The first six months of 2007 resulted in positive returns attributable to high demand, low volatility, inactive monetary policy, and easy financing terms. Subprime lending problems, structured credit repricing, and a heavy leveraged buyout-driven calendar culminating in extremely high-leverage, low-interest coverage, and light covenants caused the high-yield market to correct twice in the post-June period. Low spreads and strong performance by lower-tier credits during the first six months were supplanted by increased volatility, reduced risk tolerance, and outperformance by higher-quality credits during the second half of 2007.

After returning 2.87% during the first half of 2007, high yield bonds recorded returns of –0.97% in the second half of 2007 as measured by the Index. The change in the appetite for risk is reflected in the lower quality sector (Caa sector) returning –3.34% in the fourth quarter. We believe elevated concerns regarding the subprime mortgage market, an uncertain economy, and expectation of increasing default rates all contributed to this broad repricing of risk.

Portfolio Review

The independent energy sector was one of the best-performing sectors in the Index for the fourth quarter of 2007, returning 1.07%. The continued upward march of oil and gas prices coupled with an investor “flight to quality” fueled the outperformance. Our slight overweighting in the sector compared to the benchmark resulted in an outperformance of 0.02%, driven more by sector allocation than specific holdings. We expect energy to continue to perform well into early 2008;

RS High Yield Bond VIP Series	3

RS High Yield Bond VIP Series (continued)

however, changes in world economic conditions may result in unexpected negative shifts in oil and gas prices. Additionally, even with high commodity prices, profit margins may suffer erosion if service cost inflation reemerges.

The health care sector was one of best performing sectors in the Fund for the fourth quarter as well as for the year. According to the Lehman Brothers U.S. Corporate High Yield Index, the health care sector returned 2.06% for the fourth quarter and 6.71% for 2007. We believe the sector benefited from the defensive character of the health care industry, based on our view that revenue growth in the health care sector is not considered economically sensitive relative to other sectors. Our focus in areas with strong asset coverage, particularly hospital issuers like HCA, Inc, led to our outperformance of 0.03% compared to the benchmark. In 2008, we expect to continue to emphasize our exposure to the health care area. We would expect a certain amount of investor anxiety over the fact that health care has become a major issue in this year’s presidential election. We believe that this anxiety may be mitigated by a continued desire for non-cyclical exposure. In addition, nearly all high-yield health care issuers are in the services sector, which we believe could benefit from certain legislation to remedy the issue of the uninsured.

During the fourth quarter, the non-captive finance sector, as well as the more broad financial institution sector, was under continued pressure due to, we believe, declining home prices, increased mortgage-related losses and consumer credit weakening. During the fourth quarter, it became apparent that aggressive lending standards were not isolated to the mortgage sector, but were also showing up in the credit card, auto finance and student lending sectors as credit quality deteriorated for those subsectors as well. The pace of consumer credit weakening quickened during the fourth quarter with delinquencies in consumer credit rising sharply, albeit from a relatively low base vs. historical levels (excluding mortgages). Exacerbating the fundamental problems in the finance sector was the lack of liquidity for structured finance and mortgage credit, which was problematic for those finance companies that rely entirely on the capital markets for funding.

Although we were underweight in the finance banking sector, our holdings in that sector adversely affected our returns. Our exposure to the finance banking sector cost us 0.34% in the fourth quarter. Price deterioration was severe due to the subprime mortgage market contagion. As a result of illiquidity in the mortgage market, as well as deterioration in the alt-A residential mortgage sector (a classification of mortgages where loans are made with much less documentation regarding verified income or verified assets of the borrower and whereby the risk profile falls between prime and subprime), IndyMac Bancorp preferred stock was downgraded by both S&P® and Moody’s during the fourth quarter. We believe IndyMac’s funding and liquidity profile remain sound due to the bank’s depository funding, and Federal Home Loan Bank advances should provide the company with continued liquidity despite the credit crunch in the mortgage finance sector.

Initially in the fourth quarter, bonds of Residential Capital LLC (Rescap) (the home-lending unit of GMAC Financial Services) weakened following the third-quarter 2007 report of a higher-than-expected loss due to increased credit loss provisions and mark-to-market losses on mortgages held on the balance sheet. Rescap bond prices rallied substantially in late November, however, due to, we believe, continued capital support by the parent company, GMAC Financial Services, and the company’s announcement to tender $750 million in outstanding bonds.

The homebuilder sector was the worst performing sector in the benchmark for 2007 and in the fourth quarter of 2007, with a return of –20.25% for the year and a return of –6.98% for the fourth quarter. The sector came under continued stress as rising foreclosures and tightening credit conditions led to the worst housing market in at least 20 years. Despite 1% in rate cuts from the Federal Reserve Board, the housing downturn accelerated at the end of 2007. It is expected that new home sales for 2007 will likely end the year 27% lower than last year and 40% lower than the peak two years ago.

4	RS High Yield Bond VIP Series

Median new home prices are approximately 10% lower nationally from their peak two years ago. In many areas, prices have fallen more than that as homebuilders continue to build homes and sell them at break-even margins to generate cash to service and reduce debt. Nearly every member of the Index within the homebuilders sector was downgraded in 2007, and the Index also added three new “fallen angels” (former investment-grade builders). Our underweight position has led us to outperform the benchmark by 0.09 % for the year, though we underperformed the Index by 0.05% in the fourth quarter. We plan to remain cautious about the sector in 2008 as additional rate reductions from the Fed are offset by rising foreclosures and continued restrictions on available mortgage credit.

Outlook

The high yield primary market priced $161.4 billion globally in 2007, somewhat behind 2006’s record volume of $176.5 billion. However, only $43.4 billion was priced in the second half of 2007, down 64% from the first half of the year. The funded and unfunded backlog of new issuance totaled $75.9 billion. Although we expect a stronger demand for better quality issuers, the overall tone of the market will be influenced by how the large, leveraged issues are received as the dealer community tries to work through the backlog of announced deals.

We believe that monetary policy, inflation, labor markets, energy, housing, and new-issue calendar are all key drivers of the high-yield market in 2008. We believe the release of mixed economic data coupled with the continued housing slowdown, constrained bank lending capability, escalation of the leveraged buyout phenomenon, mergers-and-acquisitions activity, decelerating corporate earnings growth and subprime lending concerns point to a slowing economy. However, relatively low default rates, more flexible monetary policy, and extension of debt maturities through refinancing remain intact.

For 2008, we expect that the high yield market’s performance and credit spreads will be affected by the uncertain economic environment. We believe that lower freight rates, a decrease in paper container volume, and a slowdown in corporate earnings and cash flow argue for a slowing in economic growth. Relatively low default rates, flexible monetary policy and sufficient liquidity provide a counterbalance to an elevated new-issue calendar and increased risk aversion. If the economy slows down in 2008, we may see both an increasing default rate and decelerating earnings growth rate. We therefore, continue to structure the portfolio conservatively on a credit quality basis and closely monitor both individual credits and economic trends.

Thank you for your continued support.

Ho Wang

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS High Yield Bond VIP Series	5

RS High Yield Bond VIP Series (continued)

Total Net Assets: $62,423,934	Data as of December 31, 2007

Bond Quality[1]

Top Ten Holdings [2]

Company	Coupon	Maturity	Percentage of Total Net Assets
Dow Jones Credit Default Index	8.750%	12/29/12	2.78%
Ford Motor Credit Co.	7.250%	10/25/11	1.65%
MGM Mirage, Inc.	7.500%	06/01/16	1.47%
HCA, Inc.	9.250%	11/15/16	1.46%
Charter Communications Holdings II LLC	10.250%	09/15/10	1.43%
Block Communications, Inc.	8.250%	12/15/15	1.41%
Harrahs Operating Co., Inc.	6.500%	06/01/16	1.24%
Iron Mountain, Inc.	8.625%	04/01/13	1.22%
Graphic Packaging International, Inc.	9.500%	08/15/13	1.21%
Cablevision Systems Corp.	8.000%	04/15/12	1.20%
Total			15.07%

1	Source: Standard and Poor’s Rating or equivalent rating.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS High Yield Bond VIP Series

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1Year	3Years	5 Years	Since Inception
RS High Yield Bond VIP Series	09/13/99	1.19%	4.50%	8.01%	4.91%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]		1.87%	5.40%	10.91%	6.28%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/13/99 in RS High Yield Bond VIP Series and the Lehman Brothers U.S. Corporate High Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.75%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS High Yield Bond VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$986.20	$3.86	0.77%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.93	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	RS High Yield Bond VIP Series

Schedule of Investments – RS High Yield Bond VIP Series

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Corporate Bonds — 90.9%
Advertising — 0.2%
Lamar Media Corp. Sr. Sub. Nt. 6.625% due 8/15/2015(1)	Ba3/B	$110,000	$106,975

			106,975
Aerospace & Defense — 2.6%
Alion Science and Technology Corp. Sr. Nt. 10.25% due 2/1/2015	Caa1/CCC+	150,000	127,875
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	B3/B–	370,000	370,000
DRS Technologies, Inc. Sr. Sub. Nt. 7.625% due 2/1/2018	B3/B	442,000	447,525
Hawker Beechcraft Acquisition Co. Sr. Sub. Nt. 9.75% due 4/1/2017(1)	Caa1/B–	430,000	427,850
L-3 Communications Corp. Sr. Sub. Nt.
5.875% due 1/15/2015	Ba3/BB+	130,000	125,450
6.375% due 10/15/2015	Ba3/BB+	150,000	147,750

			1,646,450
Auto Parts & Equipment — 0.8%
Allison Transmission, Inc. 11.00% due 11/1/2015(1)	Caa1/B–	430,000	391,300
Tenneco, Inc. Sr. Nt. 8.125% due 11/15/2015(1)	B2/B+	130,000	128,700

			520,000
Automotive — 7.4%
American Axle & Manufacturing, Inc. Sr. Nt. 7.875% due 3/1/2017	Ba3/BB	100,000	90,250
Ford Motor Credit Co. Nt. 6.75% due 8/15/2008	B1/B	700,000	689,891
Sr. Nt. 7.25% due 10/25/2011	B1/B	1,190,000	1,030,729
8.00% due 12/15/2016	B1/B	300,000	254,823
9.75% due 9/15/2010	B1/B	457,000	436,070
9.875% due 8/10/2011	B1/B	430,000	406,706
General Motors Corp. Nt. 6.375% due 5/1/2008	Caa1/B–	700,000	694,750
Sr. Deb. 8.375% due 7/15/2033	Caa1/B–	680,000	547,400
Goodyear Tire & Rubber Co. Sr. Nt.
8.625% due 12/1/2011	Ba3/B	72,000	75,060
8.663% due 12/1/2009(2)	Ba3/B	110,000	110,825

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Automotive (continued)
TRW Automotive, Inc. 7.25% due 3/15/2017(1)	Ba3/BB–	$338,000	$303,355

			4,639,859
Building Materials — 0.8%
Mueller Water Products, Inc. Sr. Sub. Nt. 7.375% due 6/1/2017	B3/B	107,000	95,631
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	B1/B–	375,000	380,625

			476,256
Chemicals — 1.7%
Huntsman International LLC Sr. Sub. Nt. 7.875% due 11/15/2014	B2/B	130,000	137,800
Koppers, Inc. Sr. Nt. 9.875% due 10/15/2013	B2/B	298,000	313,645
Momentive Performance Materials, Inc. Sr. Nt. 9.75% due 12/1/2014(1)	B3/B–	690,000	634,800

			1,086,245
Construction Machinery — 2.3%
Ashtead Capital, Inc. Nt. 9.00% due 8/15/2016(1)	B1/B	255,000	225,675
Ashtead Holdings PLC Sr. Nt. 8.625% due 8/1/2015(1)	B1/B	170,000	148,750
Neff Corp.
Sr. Nt. 10.00% due 6/1/2015	Caa2/B–	110,000	59,950
Rental Service Corp. Sr. Nt. 9.50% due 12/1/2014	Caa1/B–	572,000	511,940
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	B3/B	120,000	115,800
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	B3/B	448,000	389,760

			1,451,875
Consumer Products — 1.9%
Easton-Bell Sports, Inc. Sr. Sub. Nt. 8.375% due 10/1/2012	B3/CCC+	382,000	343,800
Elizabeth Arden, Inc. Sr. Sub. Nt. 7.75% due 1/15/2014	B1/B	555,000	543,900
Jarden Corp. Sr. Sub. Nt. 7.50% due 5/1/2017	B3/B–	375,000	322,500

			1,210,200

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	9

Schedule of Investments – RS High Yield Bond VIP Series (continued)

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Diversified Manufacturing — 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	B2/B	$65,000	$65,000

			65,000
Electric — 4.4%
The AES Corp. Sr. Nt. 7.75% due 10/15/2015(1)	B1/B	215,000	218,225
Dynegy Holdings, Inc. Sr. Nt. 7.75% due 6/1/2019	B2/B–	340,000	313,650
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	B1/BB–	270,000	265,275
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	B1/B	260,000	253,500
Reliant Energy, Inc. Sr. Nt.
7.625% due 6/15/2014	B3/B–	270,000	267,300
7.875% due 6/15/2017	B3/B–	135,000	133,650
Sierra Pacific Resources Sr. Nt. 8.625% due 3/15/2014	Ba3/B	390,000	416,727
Texas Competitive Electric Holdings Co. LLC 10.25% due 11/1/2015(1)	B3/CCC	650,000	643,500
Texas Competitive Electric Holdings Co. LLC 10.25% due 11/1/2015(1)	B3/CCC	260,000	257,400

			2,769,227
Electrical Components & Equipment — 0.2%
Belden, Inc. Sr. Sub. Nt. 7.00% due 3/15/2017	Ba2/BB–	135,000	131,625

			131,625
Energy — 6.6%
Allis-Chalmers Energy, Inc. Sr. Nt. 9.00% due 1/15/2014	B2/B	210,000	206,850
Basic Energy Services, Inc. Sr. Nt. 7.125% due 4/15/2016	B1/B	170,000	159,800
Belden & Blake Corp. Sr. Sec. Nt. 8.75% due 7/15/2012	Caa2/B	170,000	171,700
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	Caa1/CCC+	635,000	571,500
Chesapeake Energy Corp. Sr. Nt. 7.625% due 7/15/2013	Ba3/BB	255,000	263,287
Cimarex Energy Co. Sr. Nt. 7.125% due 5/1/2017	B1/BB–	215,000	211,237

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Energy (continued)
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	Ba3/BB–	$65,000	$65,650
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	B2/B	130,000	125,775
Encore Acquisition Co. Sr. Sub. Nt. 7.25% due 12/1/2017	B1/B	450,000	428,625
Hilcorp Energy I L.P. Sr. Nt.
7.75% due 11/1/2015(1)	B3/B	125,000	122,813
9.00% due 6/1/2016(1)	B3/B	170,000	175,950
Mariner Energy, Inc. Sr. Nt. 8.00% due 5/15/2017	B3/B	215,000	204,519
OPTI Canada, Inc. Sr. Sec. Nt.
7.875% due 12/15/2014(1)	B1/BB+	150,000	146,625
8.25% due 12/15/2014(1)	B1/BB+	470,000	465,300
Pride International, Inc. Sr. Nt. 7.375% due 7/15/2014	Ba2/BB+	168,000	172,620
Seitel, Inc. Sr. Nt. 9.75% due 2/15/2014	B3/B–	110,000	93,775
Western Oil Sands, Inc. 8.375% due 5/1/2012	Baa3/BBB+	222,000	247,598
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	B1/B	300,000	297,000

			4,130,624
Energy – Refining — 0.4%
Petroplus Finance Ltd. Sr. Nt.
6.75% due 5/1/2014(1)	B1/BB–	75,000	69,844
7.00% due 5/1/2017(1)	B1/BB–	210,000	192,150

			261,994
Environmental — 0.4%
Allied Waste NA, Inc. Sr. Nt. 7.875% due 4/15/2013	B1/BB+	250,000	255,625

			255,625
Food & Beverage — 2.5%
Aramark Corp. Sr. Nt.
8.411% due 2/1/2015(2)	B3/B–	108,000	105,300
8.50% due 2/1/2015	B3/B–	228,000	230,850
ASG Consolidated LLC Sr. Disc. Nt. 0.00/11.50% due 11/1/2011(3)	B3/B–	420,000	392,700
Constellation Brands, Inc. Sr. Nt. 7.25% due 5/15/2017(1)	Ba3/BB–	270,000	249,750

The accompanying notes are an integral part of these financial statements.

10	RS High Yield Bond VIP Series

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Food & Beverage (continued)
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B–	$580,000	$574,200

			1,552,800
Gaming — 8.3%
Boyd Gaming Corp. Sr. Sub. Nt.
6.75% due 4/15/2014	B1/B+	510,000	485,775
7.125% due 2/1/2016	B1/B+	340,000	321,300
Buffalo Thunder Development Authority Sr. Sec. Nt. 9.375% due 12/15/2014(1)	B2/B	110,000	97,900
Harrahs Operating Co., Inc. Nt. 6.50% due 6/1/2016	Baa3/BB	1,040,000	774,800
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	Ba2/BB	930,000	920,700
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	B3/B	170,000	182,750
Seminole Hard Rock Entertainment, Inc. Sr. Sec. Nt. 7.491% due 3/15/2014(1)(2)	B1/BB	60,000	57,300
Seneca Gaming Corp. Sr. Nt. 7.25% due 5/1/2012	Ba2/BB	505,000	508,787
Shingle Springs Tribal Gaming Authority Sr. Nt. 9.375% due 6/15/2015(1)	B3/B	270,000	261,900
Snoqualmie Entertainment Authority Nt. 9.125% due 2/1/2015(1)	B3/B	755,000	728,575
Station Casinos, Inc. Sr. Sub. Nt. 6.875% due 3/1/2016	Caa1/B–	895,000	653,350
Turning Stone Resort Casino Enterprise Sr. Nt. 9.125% due 9/15/2014(1)	B1/B+	170,000	173,400

			5,166,537
Health Care — 6.1%
Alliance Imaging, Inc. Sr. Sub. Nt.
7.25% due 12/15/2012(1)	B3/B–	260,000	247,000
7.25% due 12/15/2012	B3/B–	540,000	513,000
Community Health Systems, Inc. 8.875% due 7/15/2015	B3/B–	260,000	264,875
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	B1/B+	310,000	320,850

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Health Care (continued)
HCA, Inc. Sr. Nt.
6.75% due 7/15/2013	Caa1/B–	$430,000	$382,700
Sec. Nt. 9.125% due 11/15/2014	B2/BB–	647,000	672,880
9.25% due 11/15/2016	B2/BB–	870,000	913,500
US Oncology, Inc. Sr. Sub. Nt. 10.75% due 8/15/2014	B3/CCC+	525,000	518,438

			3,833,243
Home Construction — 0.6%
D.R. Horton, Inc. Sr. Nt. 4.875% due 1/15/2010	Ba1/BB+	135,000	123,704
Meritage Homes Corp. Sr. Nt.
6.25% due 3/15/2015	Ba3/BB	270,000	187,650
7.00% due 5/1/2014	Ba3/BB	135,000	96,525

			407,879
Industrial - Other — 0.9%
Baldor Electric Co. Sr. Nt. 8.625% due 2/15/2017	B3/B	120,000	123,600
Education Management LLC Sr. Nt. 8.75% due 6/1/2014	B2/CCC+	425,000	426,594

			550,194
Insurance — 0.5%
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(1)	Ba1/BB+	300,000	310,943

			310,943
Iron – Steel — 1.0%
Steel Dynamics, Inc. Sr. Nt. 7.375% due 11/1/2012(1)	Ba2/BB+	600,000	603,000

			603,000
Lodging — 1.1%
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba1/BB	675,000	658,125

			658,125
Media – Cable — 5.2%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	B3/B+	775,000	751,750
Charter Communications Holdings I LLC Sr. Sec. Nt. 11.00% due 10/1/2015	NR/NR	430,000	348,300
Charter Communications Holdings II LLC Sr. Nt. 10.25% due 9/15/2010	Caa1/CCC	912,000	893,760

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	11

Schedule of Investments – RS High Yield Bond VIP Series (continued)

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Media – Cable (continued)
Charter Communications Operating LLC Sr. Nt. 8.00% due 4/30/2012(1)	B2/B+	$278,000	$268,270
CSC Holdings, Inc. Sr. Nt. Ser. B 7.625% due 4/1/2011	B2/B+	315,000	314,213
Local TV Finance LLC Sr. Nt. 9.25% due 6/15/2015(1)(4)	Caa1/CCC+	215,000	205,325
Mediacom LLC Sr. Nt. 9.50% due 1/15/2013	B3/B–	450,000	417,937
Virgin Media Finance PLC Sr. Nt. 9.125% due 8/15/2016	B2/B–	42,000	41,580

			3,241,135
Media – NonCable — 6.4%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	B1/B–	880,000	881,100
Bonten Media Acquisition Co. Sr. Sub. Nt. 9.00% due 6/1/2015(1)(4)	Caa1/CCC+	215,000	187,587
DirecTV Holdings LLC Sr. Nt. 8.375% due 3/15/2013	Ba3/BB–	205,000	213,200
EchoStar DBS Corp. Sr. Nt. 6.375% due 10/1/2011	Ba3/BB–	530,000	523,640
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	B1/B–	85,000	86,063
Idearc, Inc. Sr. Nt. 8.00% due 11/15/2016	B2/B+	390,000	357,825
Mediacom Broadband LLC Sr. Nt. 8.50% due 10/15/2015	B3/B–	150,000	132,937
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016(1)	B2/B	405,000	388,800
R.H. Donnelley Corp.
Sr. Disc. Nt. Ser. A-1 6.875% due 1/15/2013	B3/B	119,000	106,505
Sr. Disc. Nt. Ser. A-2 6.875% due 1/15/2013	B3/B	356,000	318,620
Sr. Nt. Ser. A-4 8.875% due 10/15/2017(1)	B3/B	355,000	328,375
Valassis Communications, Inc. Sr. Nt. 8.25% due 3/1/2015	B3/B–	500,000	445,625

			3,970,277

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc.
Sr. Nt.
8.25% due 4/1/2015	Ba3/BB	$135,000	$143,100
8.375% due 4/1/2017	Ba3/BB	135,000	144,788

			287,888
Natural Gas – Distributors — 1.1%
Amerigas Partners L.P.
Sr. Nt.
7.125% due 5/20/2016	B1/NR	510,000	494,700
7.25% due 5/20/2015	B1/NR	195,000	191,100

			685,800
Natural Gas – Pipelines — 2.0%
El Paso Performance-Linked Tr. Nt. 7.75% due 7/15/2011(1)	Ba3/BB	170,000	174,459
MarkWest Energy Partners L.P. Sr. Nt. Ser. B 8.50% due 7/15/2016	B2/B	510,000	512,550
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)	B1/NR	600,000	570,000

			1,257,009
Noncaptive Consumer — 2.8%
ACE Cash Express, Inc. Sr. Nt. 10.25% due 10/1/2014(1)(5)	Caa1/B–	420,000	405,300
Residential Capital LLC
5.646% due 6/9/2008(2)	Ba3/BB+	870,000	743,850
7.625% due 11/21/2008(2)	Ba3/BB+	440,000	349,800
8.00% due 6/1/2012	Ba3/BB+	440,000	270,600

			1,769,550
Oil & Gas — 0.9%
Energy Partners Ltd. 9.75% due 4/15/2014	Caa1/B–	430,000	406,350
Key Energy Services, Inc. Sr. Nt. 8.375% due 12/1/2014(1)	B1/B	130,000	132,925

			539,275
Packaging — 1.4%
Crown Americas LLC Sr. Nt. 7.75% due 11/15/2015	B1/B	600,000	618,000
Owens-Brockway Glass Container, Inc. Sr. Sec. Nt. 8.875% due 2/15/2009	Ba2/NR	248,000	248,930

			866,930
Paper & Forest Products — 3.8%
Abitibi-Consol of Canada 5.25% due 6/20/2008	B3/B	430,000	411,725
Abitibi-Consolidated, Inc. Nt. 6.95% due 4/1/2008	B3/B	430,000	421,938

The accompanying notes are an integral part of these financial statements.

12	RS High Yield Bond VIP Series

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Paper & Forest Products (continued)
Caraustar Inds., Inc. Nt. 7.375% due 6/1/2009	Caa2/B+	$510,000	$459,000
Catalyst Paper Corp. Sr. Nt. Ser. D 8.625% due 6/15/2011	B2/B	405,000	336,150
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B–	764,000	754,450

			2,383,263
Retailers — 1.4%
Autonation, Inc.
Sr. Nt.
7.243% due 4/15/2013(2)	Ba2/BB+	40,000	36,900
7.00% due 4/15/2014	Ba2/BB+	85,000	80,538
KAR Holdings, Inc. Sr. Sub. Nt. 10.00% due 5/1/2015(1)	Caa1/CCC	430,000	383,775
Michaels Stores, Inc. Sr. Sub. Nt. 11.375% due 11/1/2016	Caa1/CCC	260,000	238,550
Rent-A-Center Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	B2/B+	160,000	149,200

			888,963
Services — 1.4%
NCO Group, Inc. Sr. Nt. 9.744% due 11/15/2013(2)	B3/B–	250,000	240,000
Sr. Sub. Nt. 11.875% due 11/15/2014	Caa1/B–	130,000	120,900
Travelport LLC Sr. Nt. 9.749% due 9/1/2014(2)	B3/CCC+	510,000	493,425

			854,325
Supermarkets — 0.6%
Delhaize America, Inc. Debt. 9.00% due 4/15/2031	Baa3/BB+	314,000	363,039

			363,039
Technology — 5.2%
Amkor Technologies, Inc. Sr. Nt. 7.75% due 5/15/2013	B1/B	410,000	386,425
Freescale Semiconductor, Inc. Sr. Nt.
8.866% due 12/15/2014(2)	B2/B–	130,000	110,500
8.875% due 12/15/2014	B2/B–	260,000	232,050
9.125% due 12/15/2014(4)	B2/B–	535,000	454,750
Iron Mountain, Inc. Sr. Sub. Nt. 8.625% due 4/1/2013	B3/B	750,000	759,375

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Technology (continued)
Nortel Networks Ltd. Sr. Nt.
9.493% due 7/15/2011(1)(2)	B3/B–	$305,000	$297,375
10.75% due 7/15/2016(1)	B3/B–	170,000	178,500
NXP BV / NXP Funding LLC Sr. Sec. Nt. 7.993% due 10/15/2013(2)	Ba3/BB–	100,000	92,000
SunGard Data Systems, Inc. Sr. Nt. 9.125% due 8/15/2013	Caa1/B–	710,000	722,425

			3,233,400
Tobacco — 0.9%
Reynolds American, Inc. Sr. Sec. Nt. 7.25% due 6/1/2013	Ba1/BBB	510,000	539,444

			539,444
Transportation — 1.3%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	B1/BB–	210,000	198,450
Avis Budget Car Rental LLC Sr. Nt.
7.369% due 5/15/2014(2)	Ba3/BB–	85,000	78,200
7.625% due 5/15/2014	Ba3/BB–	85,000	81,175
7.75% due 5/15/2016	Ba3/BB–	255,000	239,700
Hertz Corp. 10.50% due 1/1/2016	B2/B	195,000	201,825

			799,350
Wireless Communications — 3.2%
Centennial Cellular Communications Corp. Sr. Nt. 10.125% due 6/15/2013	B2/CCC+	215,000	225,750
Inmarsat Finance PLC Sr. Nt. 7.625% due 6/30/2012	Ba3/B+	222,000	228,660
Intelsat Bermuda, Ltd. Sr. Nt. 9.25% due 6/15/2016	B2/B	85,000	85,425
Intelsat Corp. Sr. Nt. 9.00% due 6/15/2016	B2/B–	425,000	428,188
iPCS, Inc. Sec. Nt. 8.161% due 5/1/2014(2)(4)	Caa1/CCC	430,000	397,750
MetroPCS Wireless, Inc. Sr. Nt. 9.25% due 11/1/2014	Caa1/CCC	645,000	606,300

			1,972,073

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	13

Schedule of Investments – RS High Yield Bond VIP Series (continued)

December 31, 2007	Rating Moody’s/ S&P*	Principal Amount	Value

Wireline Communications — 2.0%
Nordic Telephone Co. Holdings Sr. Nt. 8.875% due 5/1/2016(1)	B2/B	$170,000	$174,250
Qwest Corp. Sr. Nt.
7.625% due 6/15/2015	Ba1/BBB–	375,000	381,563
7.875% due 9/1/2011	Ba1/BBB–	340,000	353,600
Windstream Corp. Sr. Nt.
7.00% due 3/15/2019	Ba3/BB–	110,000	104,775
8.625% due 8/1/2016	Ba3/BB–	255,000	267,750

			1,281,938

Total Corporate Bonds (Cost $58,902,712)			56,768,335

		Shares	Value
Preferred Stocks — 0.6%
Thrift & Mortgage Finance — 0.6%
IndyMac Bank FSB(1)		32,000	346,000

Total Preferred Stocks (Cost $800,000)			346,000

	Rating Moody’s/ S&P*	Principal Amount	Value
Indexed Securities — 2.8%
Dow Jones Credit Default Index Series HY-9-TR 1 8.75% due 12/29/2012(1)	B3/NR	$1,760,000	1,735,800

Total Indexed Securities (Cost $1,762,117)			1,735,800

		Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(6)		2	89
RS Emerging Growth Fund, Class Y(6)		9	368
RS Emerging Markets Fund, Class A(6)		3	87
RS Equity Dividend Fund, Class Y(6)		1	7
RS Global Natural Resources Fund, Class Y(6)		30	1,121
RS Growth Fund, Class Y(6)		21	309
RS Investment Quality Bond Fund, Class A(6)		1	7
RS Investors Fund, Class Y(6)		56	537
RS MidCap Opportunities Fund, Class Y(6)		17	244

December 31, 2007	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS Partners Fund, Class Y(6)	10	$314
RS S&P 500 Index Fund, Class A(6)	1	7
RS Smaller Company Growth Fund, Class Y(6)	10	201
RS Value Fund, Class Y(6)	7	196

Total Other Investments (Cost $3,617)		3,487

	Principal Amount	Value
Repurchase Agreements — 3.9%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $2,436,548 due 1/2/2008, collateralized by FHLMC, 6.30%, due 6/29/2017, with a value of $2,489,175	$2,436,000	2,436,000

Total Repurchase Agreements (Cost $2,436,000)		2,436,000

Total Investments — 98.2% (Cost $63,904,446)		61,289,622

Other Assets, Net — 1.8%		1,134,312

Total Net Assets — 100.0%		$62,423,934

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $14,294,571, representing 22.9% of net assets, of which $13,889,271 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	The rate shown is the rate in effect at December 31, 2007.
(3)	Step-up bond.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Security deemed illiquid by the investment adviser.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

14	RS High Yield Bond VIP Series

Financial Information — RS High Yield Bond VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$61,289,622
Cash and cash equivalents	308
Interest receivable	1,034,205
Receivable for fund shares subscribed	147,998
Due from distributor	21,711
Prepaid expenses	523

Total Assets	62,494,367

Liabilities
Payable to adviser	31,737
Deferred trustees’ compensation	3,487
Payable for fund shares redeemed	1,579
Payable for investments purchased	619
Accrued expenses/other liabilities	33,011

Total Liabilities	70,433

Total Net Assets	$62,423,934

Net Assets Consist of:
Paid-in capital	70,183,006
Distributions in excess of net investment income	(3,487)
Accumulated net realized loss from investments	(5,140,761)
Net unrealized depreciation on investments	(2,614,824)

Total Net Assets	$62,423,934

Investments, at Cost	$63,904,446

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	7,904,348

Net Asset Value Per Share	$7.90

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$5,295,980
Dividends	37,065

Total Investment Income	5,333,045

Expenses
Investment advisory fees	387,912
Custodian fees	46,670
Shareholder reports	44,649
Professional fees	25,182
Administrative service fees	5,045
Trustees’ fees and expenses	3,924
Insurance expense	2,659
Other expense	814

Total Expenses	516,855
Less: Fee waiver by distributor	(23,750)
Less: Custody credits	(1,566)

Total Expenses, Net	491,539

Net Investment Income	4,841,506

Realized Gain and Change in Unrealized Depreciation on Investments
Net realized gain from investments	125,260
Net change in unrealized depreciation on investments	(4,190,359)

Net Loss on Investments	(4,065,099)

Net Increase in Net Assets Resulting from Operations	$776,407

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	15

Financial Information — RS High Yield Bond VIP Series (continued)

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$4,841,506	$4,518,057
Net realized gain from investments	125,260	385,786
Net change in unrealized appreciation/(depreciation) on investments	(4,190,359)	799,042

Net Increase in Net Assets Resulting from Operations	776,407	5,702,885

Distributions to Shareholders
Net investment income	(4,868,494)	(4,517,672)

Total Distributions	(4,868,494)	(4,517,672)

Capital Share Transactions
Proceeds from sales of shares	6,858,045	8,115,873
Reinvestment of distributions	4,868,494	4,517,672
Cost of shares redeemed	(9,568,386)	(13,351,000)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	2,158,153	(717,455)

Net Increase/(Decrease) in Net Assets	(1,933,934)	467,758

Net Assets

Beginning of Year	64,357,868	63,890,110

End of Year	$62,423,934	$64,357,868

Distributions in Excess of Net Investment Income Included in Net Assets	$(3,487)	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$11,948

Other Information:

Shares
Sold	795,331	958,102
Reinvested	617,829	540,016
Redeemed	(1,106,746)	(1,569,739)

Net Increase/(Decrease)	306,414	(71,621)

The accompanying notes are an integral part of these financial statements.

16	RS High Yield Bond VIP Series

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RS High Yield Bond VIP Series	17

Financial Information — RS High Yield Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$8.47	$0.67	$(0.57)	$0.10	$(0.67)	$—	$(0.67)

Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)

Year Ended 12/31/05	8.60	0.55	(0.27)	0.28	(0.55)	—	(0.55)

Year Ended 12/31/04	8.43	0.58	0.17	0.75	(0.58)	—	(0.58)

Year Ended 12/31/03	7.61	0.53	0.82	1.35	(0.53)	—	(0.53)

The accompanying notes are an integral part of these financial statements.

18	RS High Yield Bond VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[1]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[1]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.90	1.19%	$62,424	0.76%	0.80%	7.49%	7.45%	97%

8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%

8.33	3.30%	63,890	0.80%	0.80%	6.35%	6.35%	88%

8.60	9.22%	63,340	0.79%	0.79%	6.97%	6.97%	90%

8.43	17.95%	54,424	0.81%	0.81%	7.17%	7.17%	165%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and custody credits, if applicable.
[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	19

Notes to Financial Statements — RS High Yield Bond VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS High Yield Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (a “Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can

20	RS High Yield Bond VIP Series

involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/ discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Fund shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

RS High Yield Bond VIP Series	21

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 0.76% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income	Long-Term Capital Gain
2007	$4,868,494	$—
2006	4,517,672	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

22	RS High Yield Bond VIP Series

distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring
2008	2009	2010	Total
$—	$2,047,830	$2,886,016	$4,933,846

During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $307,362.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had $190,851 in deferred losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $462,169 and $(3,093,059), respectively, resulting in net unrealized depreciation of $(2,630,890). The cost of investments for federal income tax purposes at December 31, 2007 was $63,920,512.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investment securities and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2007 were as follows:

Investments		U.S. Government Agency Obligations
Purchases	Sales	Purchases	Sales
$60,591,408	$59,562,767	$—	$—

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in the future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is

RS High Yield Bond VIP Series	23

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be

24	RS High Yield Bond VIP Series

violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS High Yield Bond VIP Series	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS High Yield Bond VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield Bond VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

26	RS High Yield Bond VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912

Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234

Gloria S. Nelund	163,076,808.679	3,821,993.273

Terry R. Otton	163,170,972.244	3,727,829.708

RS High Yield Bond VIP Series	27

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger,

28	RS High Yield Bond VIP Series

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the

RS High Yield Bond VIP Series	29

Supplemental Information — unaudited (continued)

management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout

30	RS High Yield Bond VIP Series

the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS High Yield Bond VIP Series	31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

32	RS High Yield Bond VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS High Yield Bond VIP Series	33

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

34	RS High Yield Bond VIP Series

07	ANNUAL REPORT

RS Variable Products Trust

RS Money Market VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Money Market VIP Series (formerly Cash Management VIP Series)

Alexander M. Grant (Guardian Investor Services)

has managed RS Money Market VIP Series since 1986*. Mr. Grant has been managing director of Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

Fund Philosophy

RS Money Market VIP Series seeks as high a level of current income as is consistent with liquidity and preservation of capital by investing in money market instruments denominated in U.S. dollars.

Investment Process

The Fund normally invests in money market instruments, which are high quality, short-term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

Performance

As of December 31, 2007, the effective seven-day net annualized yield for the RS Money Market VIP Series was 3.93%. The Fund produced a total return of 4.71% for the one-year period ended December 31, 2007.

In contrast, the effective seven-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) was 4.14%; total return for the same category for the one year period ended December 31, 2007 was 4.58%. iMoneyNet, Inc. is a research firm that tracks money market funds.

Portfolio Review

Money market funds are directly affected by the actions of the Federal Reserve Board (the “Fed”), and at the beginning of 2007, the federal funds rate stood at 5.25%. The federal funds rate is the rate at which banks can borrow from each other overnight. Although the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. Throughout the year, money market issuers altered their rate offerings in response to monetary policy and stock market expectations.

The first Federal Open Market Committee (FOMC) meeting of the third quarter took place against a backdrop of concern in the financial markets. In the preceding weeks, several issuers of asset-backed commercial paper (ABCP) were forced to exercise their extension options as investors began to shun new ABCP offerings. In the following weeks, the amount of ABCP outstanding dropped dramatically as investors sought safe havens for maturing cash positions. Problems also arose for issuers of structured investment vehicles (SIVs) as the value of the assets held within the programs declined, making the programs unattractive to potential investors.

On September 18, 2007, in an attempt to ease the liquidity crisis, the FOMC cut the federal funds rate by 0.50% to 4.75% and lowered the discount rate to 5.25% from 5.75%. The discount rate is the interest rate charged to commercial banks and other depository institutions on loans they receive from their regional Federal Reserve Bank’s lending facility. As the fourth quarter progressed, credit problems persisted and outstanding totals of ABCP continued to fall sharply, and several institutions were forced to take action to support their SIV programs. In an attempt to inject some much-needed liquidity into the market, the Fed cut the federal funds rate at the final two meetings of the quarter to

RS Money Market VIP Series	3

RS Money Market VIP Series (formerly Cash Management VIP Series) (continued)

leave it at 4.25% at year-end. The discount rate finished the year at 4.75%.

The Fund seeks to diversify its holdings across a range of money market instruments. These include commercial paper, floating-rate taxable municipal bonds, repurchase agreements, certificates of deposit, short-maturity corporate bonds, and U.S. government agencies. At year end, the Fund did not hold any extendible ABCP, SIVs, structured liquidity notes, or collateralized debt obligations.

Another differentiating factor was the Fund’s average maturity of 33 days as of December 31, 2007. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 39 days.

Outlook

There is still considerable stress in the front end of the credit markets and several indicators (including federal funds’ futures contracts and euro dollar synthetic futures) highlight the expectations of additional cuts in the federal funds rate. In this environment, we anticipate extending the Fund’s weighted average maturity and seeking to avoid exposure to ABCP and SIV products. This view and investment strategy will of course depend on the inflation outlook, economic growth, the housing market, and consumer spending. The Fund may make amendments to the investment strategy as incoming information is evaluated.

Thank you for your continued support.

Alexander M. Grant, Jr.

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund seeks to preserve the value of an investment at $10.00 per unit, it is possible to lose money by investing in the Fund.

4	RS Money Market VIP Series

Total Net Assets: $243,759,280

Sector Allocation

Data as of December 31, 2007

Portfolio Statistics

Average Maturity (days)	33
Yields
Effective 7-Day Yield	3.93%
Current 7-Day Yield	3.92%

Top Ten Holdings[1]

Company	Coupon	Maturity date	Percentage of Total Net Assets
New York City Trans. Fin. Auth. Rev.	4.950%	01/02/08	4.90%
Colorado Housing & Fin. Auth. Single Fam. Mtg.	5.000%	01/02/08	3.11%
FHLB Agency	4.250%	06/18/08	2.05%
FHLB Agency	4.300%	06/03/08	2.05%
Novartis Finance Corp.	3.250%	01/02/08	2.05%
Banque Nationale de Paris/New York	4.798%	05/28/08	2.05%
Illinois Tool Works, Inc.	4.000%	01/02/08	2.05%
J.P. Morgan Chase & Co.	4.210%	01/02/08	2.05%
Danaher Corp.	4.300%	01/02/08	2.05%
Goldman Sachs Group L P	4.830%	01/03/08	2.05%
Total			24.41%

Performance Update Average Annual Returns as of 12/31/07

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Money Market VIP Series	12/29/81	4.71%	3.97%	2.67%	3.40%	5.44%
Lehman Brothers 3 Month Treasury-Bill Index[2]		5.11%	4.35%	3.09%	3.80%	5.64%

Since	inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers 3 month T-Bill Index is an unmanaged index that is generally considered to be representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the Index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.54%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

RS Money Market VIP Series	5

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/01/07-12/31/07	Expense Ratio During Period 07/01/07-12/31/07
Based on Actual Return	$1,000.00	$1,023.00	$2.94	0.58%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.30	$2.93	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio, as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	RS Money Market VIP Series

Schedule of Investments — RS Money Market VIP Series (formerly Cash Management VIP Series)

December 31, 2007	Principal Amount	Value
Corporate Bonds — 7.9%
Capital Markets — 2.0%
Morgan Stanley Group, Inc. 3.625% due 4/1/2008	$5,000,000	$4,980,310

		4,980,310
Conglomerates — 2.2%
General Electric Capital Corp.
4.25% due 1/15/2008	2,061,000	2,060,176
5.293% due 1/15/2008(1)	3,245,000	3,245,108

		5,305,284
Diversified Financial Services — 3.7%
Goldman Sachs Group, Inc. 4.125% due 1/15/2008	3,000,000	2,998,332
HSBC Finance Corp. 4.625% due 1/15/2008	1,000,000	999,734
Lehman Brothers Holdings, Inc. 4.00% due 1/22/2008	5,000,000	4,996,272

		8,994,338

Total Corporate Bonds (Cost $19,279,932)		19,279,932
Certificates of Deposit — 2.1%
Financial - Banks — 2.1%
Banque Nationale de Paris/New York 4.798% due 5/28/2008(1)	5,000,000	4,999,450

Total Certificate of Deposit (Cost $4,999,450)		4,999,450
U.S. Government Securities — 6.1%
U.S. Government Agency Securities — 6.1%
FHLB
4.25% due 6/18/2008	5,000,000	5,000,000
4.30% due 6/3/2008	5,000,000	5,000,000
FHLMC Discount Notes 4.26% due 3/3/2008	5,000,000	4,963,317

Total U.S. Government Securities (Cost $14,963,317)		14,963,317
Commercial Paper — 65.3%
Agricultural — 4.1%
Archer Daniels Midland Co. 4.50% due 1/8/2008	5,000,000	4,995,625
Cargill, Inc. 4.73% due 2/13/2008	5,000,000	4,971,751

		9,967,376
Automotive — 2.0%
Toyota Motor Credit Corp. 4.40% due 1/24/2008	5,000,000	4,985,944

		4,985,944
Beverages — 2.0%
Anheuser-Busch Companies, Inc. 4.15% due 2/25/2008	5,000,000	4,968,299

		4,968,299

December 31, 2007	Principal Amount	Value
Commercial Services — 2.1%
Pitney Bowes, Inc. 4.20% due 1/10/2008	$5,000,000	$4,994,750

		4,994,750
Computers — 4.1%
Hewlett-Packard Co. 4.22% due 1/18/2008	5,000,000	4,990,036
International Business Machines Corp. 4.20% due 2/29/2008	5,000,000	4,965,584

		9,955,620
Diversified Financial Services — 4.1%
Goldman Sachs Group L P 4.83% due 1/3/2008	5,000,000	4,998,659
J.P. Morgan Chase & Co. 4.21% due 1/2/2008	5,000,000	4,999,415

		9,998,074
Diversified Manufacturing — 6.2%
Danaher Corp. 4.30% due 1/2/2008	5,000,000	4,999,403
Illinois Tool Works, Inc. 4.00% due 1/2/2008	5,000,000	4,999,444
Parker-Hannifin Corp. 4.30% due 1/30/2008	5,000,000	4,982,681

		14,981,528
Education Revenue — 2.1%
Pres + Fell Harvard 4.42% due 1/18/2008	5,000,000	4,989,564

		4,989,564
Finance Companies — 2.0%
Private Export Funding Corp. 4.46% due 2/13/2008	5,000,000	4,973,364

		4,973,364
Financial – Banks — 10.5%
Bank of America Corp. 4.64% due 5/14/2008	5,000,000	4,913,645
Rabobank USA Fin. Corp. 4.29% due 1/31/2008	5,000,000	4,982,125
Societe Generale N.A.
4.48% due 2/1/2008	650,000	647,492
4.78% due 2/1/2008	5,000,000	4,979,420
UBS Finance Delaware LLC 4.56% due 2/11/2008	5,000,000	4,974,033
Wells Fargo & Co. 4.30% due 1/4/2008	5,000,000	4,998,208

		25,494,923

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	7

Schedule of Investments — RS Money Market VIP Series (formerly Cash Management VIP Series) (continued)

December 31, 2007	Principal Amount	Value
Food & Beverage — 4.8%
McCormick & Co., Inc. 4.75% due 2/21/2008	$2,291,000	$2,275,584
Nestle Capital Corp. 4.73% due 3/13/2008(2)	4,350,000	4,308,849
Unilever Capital Corp. 4.22% due 1/25/2008	5,000,000	4,985,933

		11,570,366
Forest Products & Paper — 2.0%
Sysco Corp. 4.20% due 3/11/2008	5,000,000	4,959,167

		4,959,167
Household Products/Wares — 2.1%
Proctor & Gamble Co. 4.20% due 1/18/2008	5,000,000	4,990,083

		4,990,083
Media – Cable — 2.0%
The Walt Disney Co. 4.48% due 2/1/2008	5,000,000	4,980,711

		4,980,711
Pharmaceuticals — 9.2%
Alcon Capital Corp. 4.24% due 2/8/2008	5,000,000	4,977,622
Astrazeneca PLC 4.80% due 1/17/2008	5,000,000	4,989,334
Genentech, Inc. 4.30% due 1/15/2008	2,500,000	2,495,819
GlaxoSmithKline PLC 4.76% due 1/11/2008	5,000,000	4,993,389
Novartis Finance Corp. 3.25% due 1/2/2008	5,000,000	4,999,549

		22,455,713
Telecommunications — 2.0%
AT&T, Inc. 4.24% due 1/31/2008	5,000,000	4,982,333

		4,982,333
Transportation — 2.0%
NetJets, Inc. 4.48% due 1/22/2008	5,000,000	4,986,933

		4,986,933
Utilities – Electric & Water — 2.0%
National Rural Utilities Cooperative Finance Corp. 4.20% due 1/30/2008	5,000,000	4,983,083

		4,983,083

Total Commercial Paper (Cost $159,217,831)		159,217,831

December 31, 2007	Principal Amount	Value
Taxable Municipal Securities — 16.6%
California — 1.7%
California Housing Fin. Agency Rev. Multi-Fam. 4.95% due 1/2/2008(1)	$2,195,000	$2,195,000
Sacramento Cnty., CA 5.00% due 1/2/2008(1)	2,000,000	2,000,000

		4,195,000
Colorado — 3.1%
Colorado Housing & Fin. Auth. Single Fam. Mtg.
5.00% due 1/2/2008(1)	7,570,000	7,570,000

		7,570,000
Connecticut — 1.0%
Connecticut St. Housing & Fin. Auth. AMBAC insured 5.12% due 1/3/2008(1)	2,500,000	2,500,000

		2,500,000
Michigan — 2.6%
Michigan St. Housing Dev. Auth.
4.95% due 1/2/2008(1)	3,000,000	3,000,000
5.05% due 1/2/2008(1)	3,250,000	3,250,000

		6,250,000
New York — 6.6%
New York City Trans. Fin. Auth. Rev. Future Tax Sec’d. 4.95% due 1/2/2008(1)	11,940,000	11,940,000
New York St. Dormitory Auth. Rev. St. Personal Income 5.09% due 1/3/2008(1)	4,195,000	4,195,000

		16,135,000
Utah — 1.6%
Utah Housing Corp. Single Fam. Mtg. Rev Ser. E-2, Class I 5.00% due 1/2/2008(1)	360,000	360,000
Utah St. Housing Fin. Agency Single Fam. Mtg Ser. F-3, Class I 4.95% due 1/2/2008(1)	1,925,000	1,925,000
Ser. G-3, Class I
4.95% due 1/2/2008(1)	1,625,000	1,625,000

		3,910,000
Total Taxable Municipal Securities (Cost $40,560,000)		40,560,000

The accompanying notes are an integral part of these financial statements.

8	RS Money Market VIP Series

December 31, 2007	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	7	$311
RS Emerging Growth Fund, Class Y(3)	32	1,298
RS Emerging Markets Fund, Class A(3)	11	301
RS Equity Dividend Fund, Class Y(3)	3	28
RS Global Natural Resources Fund, Class Y(3)	104	3,949
RS Growth Fund, Class Y(3)	75	1,077
RS Investment Quality Bond Fund, Class A(3)	3	28
RS Investors Fund, Class Y(3)	195	1,873
RS MidCap Opportunities Fund, Class Y(3)	60	848
RS Partners Fund, Class Y(3)	37	1,124
RS S&P 500 Index Fund, Class A(3)	3	28
RS Smaller Company Growth Fund, Class Y(3)	35	711
RS Value Fund, Class Y(3)	27	695

Total Other Investments (Cost $12,729)		12,271

December 31, 2007	Principal Amount	Value
Repurchase Agreements — 1.9%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $4,606,036, due 1/2/2008, collateralized by FHLB, 4.125%, due 4/18/2008, with a value of $4,698,191	$4,605,000	$4,605,000

Total Repurchase Agreements (Cost $4,605,000)		4,605,000

Total Investments — 99.9% (Cost $243,638,259)		243,637,801

Other Assets, Net — 0.1%		121,479

Total Net Assets — 100.0%		$243,759,280

(1)	Floating rate note. The rate shown is the rate in effect at December 31, 2007.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $4,308,849, representing 1.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	9

Financial Information — RS Money Market VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$243,637,801
Cash and cash equivalents	552
Interest receivable	654,878
Receivable for fund shares subscribed	77,646
Due from distributor	4,274
Prepaid expenses	1,619

Total Assets	244,376,770

Liabilities
Payable for fund shares redeemed	446,316
Payable to adviser	94,138
Deferred trustees’ compensation	12,271
Payable for investments purchased	2,362
Accrued expenses/other liabilities	62,403

Total Liabilities	617,490

Total Net Assets	$243,759,280

Net Assets Consist of:
Paid-in capital	243,760,667
Accumulated undistributed net investment income	14,006
Accumulated net realized gain from investments	(14,935)
Unrealized depreciation on investments	(458)

Total Net Assets	$243,759,280

Investments, at Cost	$243,638,259

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	24,376,125

Net Asset Value Per Share	$10.00

Statement of Operations For the Year Ended December 31, 2007

Investment Income
Interest	$11,848,086
Dividends	915

Total Investment Income	$11,849,001

Expenses
Investment advisory fees	1,111,745
Shareholder reports	65,103
Professional fees	55,836
Custodian fees	48,058
Administrative service fees	18,330
Trustees’ fees and expenses	13,474
Insurance expense	8,731
Registration fees	47
Other expense	4,594

Total Expenses	1,325,918
Less: Fee waiver by distributor	(4,274)
Less: Custody credits	(3,167)

Total Expenses, Net	1,318,477

Net investment income	10,530,524

Realized Gain and Change in Unrealized (Depreciation) on Investments
Net realized loss from investments	(3,788)
Net change in unrealized depreciation on deferred trustees’ compensation holdings	(458)

Net Loss on Investments	(4,246)

Net Increase in Net Assets Resulting from Operations	$10,526,278

The accompanying notes are an integral part of these financial statements.

10	RS Money Market VIP Series

Statement of Changes in Net Assets

	For the Year Ended 12/31/07	For the Year Ended 12/31/06
Operations
Net investment income	$10,530,524	$9,937,769
Net realized loss from investments	(3,788)	—
Net change in unrealized depreciation on deferred trustees’ compensation holdings	(458)	—

Net Increase in Net Assets Resulting from Operations	10,526,278	9,937,769

Distributions to Shareholders
Net investment income	(10,527,665)	(9,937,769)

Total Distributions	(10,527,665)	(9,937,769)

Capital Share Transactions
Proceeds from sales of shares	163,179,769	163,408,649
Reinvestment of distributions	10,527,665	9,937,769
Cost of shares redeemed	(150,216,627)	(170,587,606)

Net Increase in Net Assets Resulting from Capital Share Transactions	23,490,807	2,758,812

Net Increase in Net Assets	23,489,420	2,758,812

Net Assets

Beginning of Year	220,269,860	217,511,048

End of Year	$243,759,280	$220,269,860

Accumulated Undistributed Net Investment Income Included in Net Assets	$14,006	$—

Other Information:

Shares
Sold	16,317,977	16,340,865
Reinvested	1,052,829	993,777
Redeemed	(15,021,667)	(17,058,761)

Net Increase	2,349,139	275,881

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	11

Financial Information — RS Money Market VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Year Ended 12/31/07	$10.00	$0.46	$—	$0.46	$(0.46)	$—	$(0.46)

Year Ended 12/31/06	10.00	0.44	—	0.44	(0.44)	—	(0.44)

Year Ended 12/31/05	10.00	0.27	—	0.27	(0.27)	—	(0.27)

Year Ended 12/31/04	10.00	0.08	—	0.08	(0.08)	—	(0.08)

Year Ended 12/31/03	10.00	0.07	—	0.07	(0.07)	—	(0.07)

The accompanying notes are an integral part of these financial statements.

12	RS Money Market VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[1]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[1]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.00	4.71%	$243,759	0.58%	0.58%	4.61%	4.61%	N/A

10.00	4.52%	220,270	0.59%	0.59%	4.45%	4.45%	N/A

10.00	2.69%	217,511	0.58%	0.58%	2.60%	2.60%	N/A

10.00	0.85%	295,800	0.57%	0.57%	0.84%	0.84%	N/A

10.00	0.66%	356,271	0.56%	0.56%	0.67%	0.67%	N/A

Distributions reflect actual per-share amounts distributed for the period.

[1]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[2]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	13

Notes to Financial Statements — RS Money Market VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Repurchase agreements are carried at cost, which approximates market value (see Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the Investment Company Act of 1940 (“1940 Act”). Investments by the Fund in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Interest income, which includes accretion/ discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

Distributions from net investment income, which includes any net realized capital gains, are declared and accrued daily and paid monthly on the last business day of each month. All distributions to shareholders are credited in the form of additional shares of the Fund.

h. Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

14	RS Money Market VIP Series

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays RS Investment Management Co. LLC (“RS Investments”), an investment advisory fee. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. Effective October 1, 2007, RS investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Prior to October 1, 2007, the Fund paid RS Investments an investment advisory fee at an annual rate of 0.50% on the first $500 million of its average daily net assets and at an annual rate of 0.45% of its average daily net assets in excess of $500 million.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees and review by RS Investments. Effective October 1, 2007, as compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Prior to October 1, 2007, RS Investments paid GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fees does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust through December 31, 2009 to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) to 0.54% of the average daily net assets of the Fund. Prior to October 1, 2007, an expense limitation had been imposed to limit the Fund’s total annual fund operating expenses (excluding interest expense associated with securities lending) to 0.59% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a. Distributions to Shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2007 and December 31, 2006 were as follows:

Ordinary Income
2007	$10,527,665
2006	$9,937,769

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in

RS Money Market VIP Series	15

Notes to Financial Statements — RS Money Market VIP Series (continued)

reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Undistributed Ordinary Income
$26,277

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007. (See table below.)

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers.

Under current income tax law, net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had no such losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $0 and $(458), respectively, resulting in net unrealized depreciation of $(458). The cost of investments for federal income tax purposes at December 31, 2007 was $243,638,259.

Note 4.	Investments

a. Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Expiring
2008	2009	2010	2011	2012	2013	2014	2015	Total
$—	$—	$—	$7,909	$3,238	$—	$—	$3,788	$14,935

16	RS Money Market VIP Series

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action

RS Money Market VIP Series	17

Notes to Financial Statements — RS Money Market VIP Series (continued)

purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (”FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

18	RS Money Market VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Money Market VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (the “Fund”) at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods ended December 31, 2006 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Prior to January 1, 2006 the financial highlights for each of the periods presented through December 31, 2005 were audited by another independent registered public accounting firm whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

RS Money Market VIP Series	19

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912

Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234

Gloria S. Nelund	163,076,808.679	3,821,993.273

Terry R. Otton	163,170,972.244	3,727,829.708

20	RS Money Market VIP Series

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 — 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the Trustees who are not interested persons of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Money Market VIP Series	21

Supplemental Information — unaudited (continued)

continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment

22	RS Money Market VIP Series

disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of

RS Money Market VIP Series	23

Supplemental Information — unaudited (continued)

the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker- dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

24	RS Money Market VIP Series

Portfolio	Holding and Proxy Voting Procedure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Money Market VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

26	RS Money Market VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Money Market VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

28	RS Money Market VIP Series

07	ANNUAL REPORT

RS Variable Products Trust

RS MidCap Opportunities VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MidCap Opportunities VIP Series

John H. Seabern (RS Investments)

has been a co-portfolio manager of RS MidCap Opportunities VIP Series since July 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

John L. Wallace (RS Investments)

has managed RS MidCap Opportunities VIP Series since July 2007. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

The RS MidCap Opportunities VIP Series seeks to achieve long-term capital growth by investing principally in mid-cap companies. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: Losses are minimized quickly, and we constantly look for attractive opportunities.

Investment Process

We seek capital appreciation through the active management of growth-oriented companies (those with market capitalizations between $1.5 billion and up to 120% of the largest stock in the Russell Midcap® Index4). We attempt to identify a catalyst that will drive earnings growth (such as new management, new products, and new markets) through the use of quantitative screens and bottom-up fundamental research. This Fund is designed for investors who aim to capture upside performance of the asset class with less volatility than many growth portfolios.

Performance

The fourth quarter of 2007 stands out as one of the more difficult in several years. Volatility spiked to levels not seen since 2004 and December’s wild price swings had most indexes down 7% to 10% from their October/November highs. Continued uncertainty regarding credit issues, the health of major banks and brokerage firms along with eroding expectations of global economic growth, put a damper on any year-end rally. During the quarter the RS MidCap Opportunities VIP Series declined 4.27%, vs. our primary benchmark, the Russell Midcap® Growth Index3, which was down 1.70%. Since inception, the Fund returned -1.40% vs the Index’s return of 2.71%.

RS MidCap Opportunities VIP Series	3

RS MidCap Opportunities VIP Series (continued)

Portfolio Review

The consumer sector was very challenging during the fourth quarter and for the full period. Deteriorating housing market conditions caused mortgage equity withdrawals to disappear, which had a negative impact on overall consumer spending trends. The Fund had significant outperformance in this sector, which came mostly from positive stock selection.

Fossil (1.28%) is a consumer company that contributed to returns. The company designs and distributes fashion watches, leather accessories, and sunglasses through department stores and its own Fossil-branded retail stores.

A consumer-oriented investment that hurt the Fund was our investment in Nutrisystem (0.00%). We originally bought Nutrisystem because we thought its Nourish weight-loss program could sustain profitability and high growth rates as the company expanded internationally, and rolled out new programs to men and seniors, and focused on reactivating old customers. The company missed expectations resulting from lower-than-expected new-member additions and higher than expected new member acquisition costs. We decided to sell our position due to the negative change in fundamentals and our fear that these issues may not be temporary.

The Fund benefitted from our overweight position in health care and strong stock selection in the sector. Our strategy was to invest in health care companies with open-ended growth opportunities, limited competitive pressures, and minimal reimbursement risk exposure. Express Scripts (1.27%), which offers a full spectrum of pharmacy benefit management services to health plans, employers, and the government, was a strong performer. We invested in Express Scripts because we liked the company’s strategy to grow profitability per claim (an important industry metric) over the next two to three years by increasing its utilization of generic drugs combined with the prospects for increased contribution from specialty pharmaceutical products and an increase in mail-order penetration. The company saw 2007 earnings rise approximately 40%.

A health care investment that hasn’t performed well for the Fund is Kinetic Concepts (1.17%). Although we believe we have not seen any fundamental weakness to date, the company recently filed a patent infringement case against a small private company founded by former employees of Kinetic Concepts, which has caused some investors to question the strength of the company’s patent portfolio. We recently reduced our position in Kinetic Concepts.

The technology sector proved challenging during the period as it underperformed the overall benchmark returns. The Fund suffered from its overweighting in this sector as well as from having mixed stock selection. Our biggest winner was our investment in SunPower (0.00%), a leading manufacturer of solar panel modules. We were attracted to SunPower because we felt it had dominant solar cell efficiency, defendable intellectual property, and low-cost producer status.

A tech stock that performed poorly was our investment in VeriFone Holdings (2.43%), the leading point-of-sale (POS) systems provider in the United States, which recently acquired its largest international competitor, Lipman. We invested in VeriFone because we thought the POS systems business was seeing strong demand trends in both the United States and even more so in international markets, where Lipman had a strong presence. Additionally, we expected the combined company to have a much improved product offering, which would allow it to gain share in the faster-growing wireless POS terminal market. On December 3, 2007, the company preannounced positive results for the fourth quarter but simultaneously announced a restatement of prior period results due to an accounting issue at one of the Lipman facilities. While the stock declined sharply on the news we bought on weakness. We continued to follow the stock closely during the fourth quarter in anticipation that fundamentals would recover but due to the amount of uncertainty this restatement process created, we reduced our position at the beginning of the year.

The energy sector was the best performing sector of the index. The Fund’s energy investments underperformed

4	RS MidCap Opportunities VIP Series

the index, and our underweight position resulted in additional drag on relative returns. Although Commodity prices continued to climb in the second half of the year, we continue to feel it’s prudent to have our targets based on normalized or midcycle earnings power and not peak potential.

Outlook

Entering 2008, there is rampant pessimism about the future of the U.S. economy. Fourth quarter economic growth is certain to be down vs. a stronger-than-expected third quarter, and many investors are convinced that we are just about to enter, or are already in, a recession.

A rule-of-thumb definition of a recession is two consecutive quarters of negative real gross domestic product (GDP) growth, but the “official” definition of a recession as set by the National Bureau of Economic Research is a simultaneous decline in five areas:

1.	Real GDP

2.	Real income

3.	Employment

4.	Industrial production

5.	Manufacturing and trade sales

We may get those declines in 2008 or 2009, but it hasn’t happened yet. In our view the current weak data is consistent with the temporary soft spot we’ve been expecting for the past two years.

We think the slowdown we’ve seen is based more on sentiment than reality. It’s a self-fulfilling prophecy based on daily headlines of fear from the media, politicians, and Wall Street.

The important keys to a continued expansion are:

➢	The consumer, employment, and labor growth

➢	Investment and business capital spending

➢	Inflation, interest rates, monetary policy, and credit conditions

➢	Fiscal policy, taxes, spending, and deficits

Any significant deterioration to the above conditions would prompt us to consider a more cautious approach to U.S. equities.

We remain focused on our bottom-up process and continue to seek companies that can grow earnings above market trends in a slowing environment.

As fellow shareholders we remain focused and committed to our investment goal: long-term growth of capital. We appreciate your continued confidence and support.

Sincerely,

John Wallace Co-Portfolio Manager	John Seabern Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

RS MidCap Opportunities VIP Series	5

RS MidCap Opportunities VIP Series (continued)

Total Net Assets: $1,148,212	Data as of December 31, 2007

Sector Allocation vs. Index[1] As of 12/31/07

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Brocade Communications Systems, Inc.	2.56%
VeriFone Holdings, Inc.	2.43%
AerCap Holdings N.V.	2.36%
Clearwire Corp.	2.27%
Noble Corp.	2.21%
FTI Consulting, Inc.	2.15%
Synchronoss Technologies, Inc.	2.01%
Hologic, Inc.	1.97%
MEMC Electronic Materials, Inc.	1.93%
CME Group, Inc.	1.79%
Total	21.68%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS MidCap Opportunities VIP Series

Performance Update As of 12/31/07

	Inception Date	Since Inception
RS MidCap Opportunities VIP Series	07/31/07	-1.40%
Russell Midcap® Growth Index[3]		2.71%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS MidCap Opportunities VIP Series and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.35%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS MidCap Opportunities VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/31/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/31/07-12/31/07	Expense Ratio During Period* 07/31/07-12/31/07
Based on Actual Return(a)	$1,000.00	$986.00	$24.96	6.00%
Based on Hypothetical Return (5% Return Before Expenses)(a)	$1,000.00	$995.82	$25.09	6.00%

*	Expenses are equal to the Fund’s annualized expense ratio, excluding organization costs and offering costs, as indicated, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period).

(a)	Commencement of operations was 7/31/07.

8	RS MidCap Opportunities VIP Series

Schedule of Investments – RS MidCap Opportunities VIP Series

December 31, 2007	Shares	Value

Common Stocks — 98.8%
Banks – Outside New York City — 1.3%
Northern Trust Corp.	200	$15,316

		15,316
Beverage – Soft Drinks — 1.4%
Hansen Natural Corp.(1)	350	15,501

		15,501
Biotechnology Research & Production — 2.4%
Applera Corp. – Celera Group(1)	800	12,696
Cephalon, Inc.(1)	200	14,352

		27,048
Casinos & Gambling — 1.6%
WMS Industries, Inc.(1)	500	18,320

		18,320
Chemicals — 1.4%
CF Industries Holdings, Inc.	150	16,509

		16,509
Coal — 1.1%
Peabody Energy Corp.	200	12,328

		12,328
Communications Technology — 5.7%
Brocade Communications Systems, Inc.(1)	4,000	29,360
Ciena Corp.(1)	500	17,055
Harris Corp.	300	18,804

		65,219
Computer Services, Software & Systems — 7.1%
Akamai Technologies, Inc.(1)	450	15,570
Citrix Systems, Inc.(1)	400	15,204
Synchronoss Technologies, Inc.(1)	650	23,036
VeriFone Holdings, Inc.(1)	1,200	27,900

		81,710
Computer Technology — 2.7%
Riverbed Technology, Inc.(1)	500	13,370
Western Digital Corp.(1)	600	18,126

		31,496
Construction — 1.3%
Chicago Bridge & Iron Co. N.V., ADR(2)	250	15,110

		15,110
Consumer Electronics — 2.5%
Activision, Inc.(1)	500	14,850
THQ, Inc.(1)	500	14,095

		28,945
Containers & Packaging – Metal & Glass — 1.4%
AptarGroup, Inc.	400	16,364

		16,364
Cosmetics — 2.2%
Avon Products, Inc.	330	13,045
Bare Escentuals, Inc.(1)	500	12,125

		25,170

December 31, 2007	Shares	Value

Diversified Financial Services — 3.5%
CME Group, Inc.	30	$20,580
Nasdaq Stock Market, Inc.(1)	400	19,796

		40,376
Drugs & Pharmaceuticals — 3.0%
Allergan, Inc.	250	16,060
Forest Laboratories, Inc.(1)	500	18,225

		34,285
Education Services — 0.9%
Apollo Group, Inc., Class A(1)	150	10,523

		10,523
Electrical Equipment & Components — 1.1%
AMETEK, Inc.	270	12,647

		12,647
Electronics — 2.8%
Amphenol Corp., Class A	350	16,229
FLIR Systems, Inc.(1)	500	15,650

		31,879
Electronics – Instruments Gauges & Meters — 1.4%
Itron, Inc.(1)	170	16,315

		16,315
Electronics Medical Systems — 3.0%
Hologic, Inc.(1)	330	22,651
Illumina, Inc.(1)	200	11,852

		34,503
Electronics – Semiconductors & Components — 1.9%
MEMC Electronic Materials, Inc.(1)	250	22,122

		22,122
Electronics – Technology — 1.2%
DRS Technologies, Inc.	250	13,568

		13,568
Engineering & Contracting Services — 1.2%
URS Corp.(1)	250	13,583

		13,583
Finance – Small Loan — 1.7%
AmeriCredit Corp.(1)	1,500	19,185

		19,185
Financial Data Processing Services & Systems — 1.5%
MasterCard, Inc., Class A	80	17,216

		17,216
Financial Information Services — 1.7%
FactSet Research Systems, Inc.	350	19,495

		19,495
Health Care Facilities — 1.4%
Pharmaceutical Product Development, Inc.	400	16,148

		16,148
Health Care Services — 2.0%
Express Scripts, Inc.(1)	200	14,600
Stericycle, Inc.(1)	150	8,910

		23,510

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	9

Schedule of Investments – RS MidCap Opportunities VIP Series (continued)

December 31, 2007	Shares	Value

Homebuilding — 1.2%
Gafisa S.A., ADR(1)(2)	370	$13,856

		13,856
Investment Management Companies — 2.6%
SEI Investments Co.	500	16,085
T. Rowe Price Group, Inc.	220	13,394

		29,479
Jewelry Watches & Gemstones — 1.3%
Fossil, Inc.(1)	350	14,693

		14,693
Machinery – Oil/Well Equipment & Services — 6.7%
Grant Prideco, Inc.(1)	350	19,428
Noble Corp.	450	25,429
Smith International, Inc.	250	18,463
Weatherford International Ltd.(1)	200	13,720

		77,040
Medical & Dental Instruments & Supplies — 2.2%
Kinetic Concepts, Inc.(1)	250	13,390
Thermo Fisher Scientific, Inc.(1)	200	11,536

		24,926
Metal Fabricating — 2.9%
Precision Castparts Corp.	100	13,870
Quanex Corp.	380	19,722

		33,592
Offshore Drilling — 1.5%
Transocean, Inc.	120	17,178

		17,178
Rental & Leasing Services – Commercial — 2.4%
AerCap Holdings N.V.(1)	1,300	27,131

		27,131
Restaurants — 1.2%
Yum! Brands, Inc.	350	13,395

		13,395
Retail — 7.4%
Abercrombie & Fitch Co., Class A	250	19,992
Best Buy Co., Inc.	350	18,428
Dick’s Sporting Goods, Inc.(1)	520	14,435
GameStop Corp., Class A(1)	300	18,633
Priceline.com, Inc.(1)	120	13,783

		85,271
Savings & Loan — 1.2%
New York Community Bancorp, Inc.	800	14,064

		14,064
Services – Commercial — 2.1%
FTI Consulting, Inc.(1)	400	24,656

		24,656
Shipping — 1.1%
Kirby Corp.(1)	270	12,550

		12,550

December 31, 2007	Shares		Value

Telecommunications Equipment — 1.3%
SBA Communications Corp., Class A(1)	450		$15,228

			15,228
Utilities – Telecommunications — 3.3%
Clearwire Corp., Class A(1)	1,900		26,049
NeuStar, Inc., Class A(1)	400		11,472

			37,521

Total Common Stocks (Cost $1,059,447)			1,134,971

	Shares		Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	—	(4)	1
RS Emerging Growth Fund, Class Y(3)	—	(4)	3
RS Emerging Markets Fund, Class A(3)	—	(4)	1
RS Equity Dividend Fund, Class Y(3)	—	(4)	—	(5)
RS Global Natural Resources Fund, Class Y(3)	—	(4)	8
RS Growth Fund, Class Y(3)	—	(4)	2
RS Investment Quality Bond Fund, Class A(3)	—	(4)	—	(5)
RS Investors Fund, Class Y(3)	—	(4)	3
RS MidCap Opportunities Fund, Class Y(3)	—	(4)	1
RS Partners Fund, Class Y(3)	—	(4)	3
RS S&P 500 Index Fund, Class A(3)	—	(4)	—	(5)
RS Smaller Company Growth Fund, Class Y(3)	—	(4)	1
RS Value Fund, Class Y(3)	—	(4)	1

Total Other Investments (Cost $25)			24

Total Investments — 98.8% (Cost $1,059,472)			1,134,995

Other Assets, Net — 1.2%			13,217

Total Net Assets — 100.0%			$1,148,212

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Rounds to less than one share.
(5)	Rounds to less than $1.

The accompanying notes are an integral part of these financial statements.

10	RS MidCap Opportunities VIP Series

Financial Information — RS MidCap Opportunities VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$1,134,995
Receivable for investments sold	26,216
Prepaid expenses	11,298
Receivable for fund shares subscribed	3,725
Dividends/interest receivable	292

Total Assets	1,176,526

Liabilities
Payable for investments purchased	9,483
Payable to adviser	831
Payable to distributor	244
Deferred trustees’ compensation	24
Payable to custodian	13
Accrued shareholder reports expense	8,458
Accrued audit fees	6,325
Accrued custodian fees	2,904
Accrued expenses/other liabilities	32

Total Liabilities	28,314

Total Net Assets	$1,148,212

Net Assets Consist of:
Paid-in capital	$1,141,872
Accumulated undistributed net investment loss	(11,328)
Accumulated net realized loss from investments	(57,855)
Net unrealized appreciation on investments	75,523

Total Net Assets	$1,148,212

Investments, at Cost	$1,059,472

Pricing of Shares

Shares of Beneficial Interest Outstanding with no par value	116,453

Net Asset Value Per Share	$9.86

Statement of Operations For the Period Ended December 31, 2007

Investment Income
Interest	$1,208
Dividends	1,440
Withholding taxes on foreign dividends	(4)

Total Investment Income	2,644

Expenses
Custodian fees	8,327
Professional fees	6,281
Investment advisory fees	3,903
Distribution fees	1,148
Shareholder reports	500
Insurance expense	153
Administrative service fees	61
Trustees’ fees and expenses	23
Organization costs and offering costs	16,950
Other expense	36

Total Expenses	37,382
Less: Custody credits	(1)

Total Expenses, Net	37,381

Net Investment Loss	(34,737)

Realized Loss and Change in Unrealized Appreciation on Investments
Net realized loss from investments	(57,855)
Net change in unrealized appreciation on investments	75,523

Net Gain on Investments	17,668

Net Decrease in Net Assets Resulting from Operations	$(17,069)

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	11

Statement of Changes in Net Assets

For the Period Ended 12/31/07
Operations
Net investment loss	$(34,737)
Net realized loss from investments	(57,855)
Net change in unrealized appreciation on investments	75,523

Net Decrease in Net Assets Resulting from Operations	(17,069)

Capital Share Transactions
Proceeds from sales of shares	1,352,834
Cost of shares redeemed	(187,553)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,165,281

Net Increase in Net Assets	1,148,212

Net Assets

Beginning of period	—

End of period	$1,148,212

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(11,328)

Other Information:

Shares
Sold	134,431
Redeemed	(17,978)

Net Increase	116,453

The accompanying notes are an integral part of these financial statements.

12	RS MidCap Opportunities VIP Series

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RS MidCap Opportunities VIP Series	13

Financial Information — RS MidCap Opportunities VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Period from 07/31/07[1] to 12/31/07[2]	$10.00	$(0.30)	$0.16	$(0.14)	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

14	RS MidCap Opportunities VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$9.86	(1.40)%	$1,148	6.00%	6.00%	(5.42)%	(5.42)%	116%

[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

RS MidCap Opportunities VIP Series	15

Notes to Financial Statements — RS MidCap Opportunities VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS MidCap Opportunities VIP Series (the “Fund”) is a series of the Trust. The Fund commenced operations on July 31, 2007. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

16	RS MidCap Opportunities VIP Series

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
$—	$13,893	5.31%

*	For the period ended December 31, 2007.

k.  Organization and Offering Costs

Organization and offering costs are accounted for on an accrual basis. Organization costs are expensed in the period incurred. Offering costs are expensed over a 12-month period. These costs include legal,

RS MidCap Opportunities VIP Series	17

Notes to Financial Statements — RS MidCap Opportunities VIP Series (continued)

administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

b. Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder servicing services. Payment of this fee does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid to shareholders during the period ended December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were $28,780, expiring in 2015.

18	RS MidCap Opportunities VIP Series

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, the Fund had $20,084 in deferred losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $104,083 and $(37,551), respectively, resulting in net unrealized appreciation of $66,532. The cost of investments for federal income tax purposes at December 31, 2007 was $1,068,463.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,408,964 and $1,291,662, respectively, for the period ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically present in domestic investments associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RS MidCap Opportunities VIP Series	19

Notes to Financial Statements — RS MidCap Opportunities VIP Series (continued)

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that

20	RS MidCap Opportunities VIP Series

the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS MidCap Opportunities VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS MidCap Opportunities VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS MidCap Opportunities VIP Series (the “Fund”) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period July 31, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

22	RS MidCap Opportunities VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912

Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234

Gloria S. Nelund	163,076,808.679	3,821,993.273

Terry R. Otton	163,170,972.244	3,727,829.708

RS MidCap Opportunities VIP Series	23

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS MidCap Opportunities VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS MidCap Opportunities Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS MidCap Opportunities Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS MidCap Opportunities Fund, including the fees to be paid by RS MidCap Opportunities Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

24	RS MidCap Opportunities VIP Series

reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS MidCap Opportunities Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS MidCap Opportunities VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

26	RS MidCap Opportunities VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS MidCap Opportunities VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

28	RS MidCap Opportunities VIP Series

07	ANNUAL REPORT

RS Variable Products Trust

RS Global Natural Resources VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Global Natural Resources VIP Series

MacKenzie Davis (RS Investments)

has been a co-portfolio manager of the RS Global Natural Resources VIP Series since July 2007. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

Andrew Pilara (RS Investments)

has managed the RS Global Natural Resources VIP Series since July 2007. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr. (RS Investments)

has been a co-portfolio manager of RS Global Natural Resources VIP Series since July 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Global Natural Resources VIP Series	3

RS Global Natural Resources VIP Series (continued)

Fund Philosophy

The RS Global Natural Resources VIP Series seeks long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we generally believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

Performance

The RS Global Natural Resources VIP Series had a return of 3.86% for the fourth quarter vs. 4.64% for the S&P GSSITM Natural Resources Index3. Since inception, the Fund generated a return of 7.50%, compared with returns of 12.46% for the GSSI.

4	RS Global Natural Resources VIP Series

Investors with exposure to the natural resources space experienced another year of positive returns in 2007, driven primarily by energy and energy-related industries. We approach investing in the natural resources sector with the objective of optimizing risk-adjusted returns over the course of a commodity price cycle, as opposed to maximizing results over shorter periods of time. While our diversification, focus on advantaged assets and longer-term investment horizon may negatively impact our relative performance during periods of rapidly rising commodity prices, we believe that our approach reduces downside risk during less favorable commodity price environments.

Our objective as fund managers is not simply to make our clients money, but rather to optimize returns over a multi-year period. When we discuss “optimized returns” we are really speaking of risk-adjusted results, with risk defined as the permanent loss of capital as opposed to share price volatility. Thus, our first objective as fund managers is to not lose our clients’ money. We believe that this is a critical point for natural resources investors with an appropriately long time horizon, because the space will continue to be cyclical, yet it offers some of the most compelling investment opportunities of any segment of the global economy.

Our analysis attempts to identify those companies with advantaged assets — i.e. assets that can generate above cost of capital returns across a commodity price cycle and, critically, are of sufficient size such that capital can be reinvested at similarly high rates of return going forward. We purchase these companies at valuations that (1) meet our margin of safety requirement of at least 50% upside to warranted value and (2) have sufficient asymmetry such that the probability of permanent capital loss is more than outweighed by the probability of capital appreciation. We do this work in the context of our assessment of long-term commodity prices, which are derived by project level analysis across the specific cash cost and capital cost curve of an industry.

As we look toward 2008, there are numerous opportunities in segments such as natural gas, aluminum, certain types of coal, and power markets where cost curves are getting steeper (thereby increasing the advantage of those companies that control the highest quality assets) and where the underlying commodity is trading in close proximity to its marginal cost. However, we recognize that there are risks: to the price of certain commodities trading to levels where demand is eroded; to certain service or processing industries where competition will force mean reversion of returns on invested capital; or to more macro-economic factors such as a slowing U.S. economy, a strengthening Chinese currency or on-going political unrest in key regions of the world.

Over the past half-decade, it has been difficult to differentiate between superior stock selection and commodity speculation because of the almost homogenous rise in commodity prices. There are some pundits who are of the opinion that specific commodity prices will continue their rapid ascent. We do not believe, however, that the laws of economics have changed, or that we are in a “new paradigm”. We believe commodity prices will continue to oscillate, sometimes dramatically, around long-term incentive pricing, and the owners of advantaged assets will generate returns well in excess of the performance of the underlying commodity. We continue to seek new and exciting opportunities to own these assets at very attractive valuations, and we look forward to the challenges of applying a strict value-oriented process to the sometimes myopic, always volatile world of commodities and natural resources equities.

Portfolio Review

Denbury Resources (4.27% of assets as of 12/31/07), was a positive contributor to returns. Denbury is an independent oil and gas company with properties in the southeastern United States. By far the most interesting asset to us is the company’s ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain oil fields, carbon dioxide can be injected to produce oil that was unrecoverable using primary and secondary methods of recovery. This process is broadly referred to as tertiary oil recovery or enhanced oil recovery (EOR). Through its ownership of a low-cost source of carbon dioxide and the pipelines used to transport carbon dioxide from

RS Global Natural Resources VIP Series	5

RS Global Natural Resources VIP Series (continued)

Jackson Dome to the producing oil fields in the area, we believe that Denbury will be able to continue to acquire mature oil fields throughout the Gulf Coast region and significantly increase both production and reserves at highly competitive capital and operating costs. In fact, over the past several years Denbury management has sold lower-return assets to fund increased capital spending in its carbon dioxide EOR business. Having spent time in the field and with management, including a recent trip to visit the Tinsley oil field north of Jackson Dome, and after studying the unit-level economics of the company’s EOR business, we continue to believe that the shift in capital spending will support improving returns on invested capital and create significant value for shareholders over the next several years—even at significantly lower oil prices. Denbury’s tertiary oil recovery business is representative of what we refer to as an “advantaged asset”—a unique, low-cost, defensible asset with a dominant position that is unlikely to be competed away.

Interestingly, our work on the economics of the enhanced oil recovery business and our time spent in the oil fields visiting carbon dioxide EOR projects helped us identify other investment opportunities. For example, Eastman Chemical (1.85%), another Fund investment, recently entered into an agreement to sell the carbon dioxide generated as a waste product from one of its new coke gasification plants to Denbury Resources for use in EOR projects on the Gulf Coast. Gasification involves making synthetic natural gas from coal and/or petroleum coke for use as a low-cost feedstock in the production of various chemicals. We believe the economics of gasification projects are quite attractive as coal and petroleum coke costs are materially lower than that of natural gas, on an energy equivalent basis. Gasification emits significantly more carbon dioxide than processes using alternative feedstocks such as natural gas, however. The potential emergence of a carbon dioxide tax or a cap and trade system in the United States over the next several years may, depending on the ultimate costs of emitting carbon dioxide, make gasification projects less attractive or even uneconomical, absent a means for sequestering the carbon dioxide.

By selling the carbon dioxide waste to Denbury Resources, we believe Eastman is able to leverage its expertise in coal/coke gasification to reduce its feedstock costs and create a meaningful competitive advantage in several chemical businesses, without taking on the potential risk associated with a carbon dioxide liability. Denbury, meanwhile, benefits from securing another source of low-cost carbon dioxide that can be used to develop additional oil fields. For Eastman, we expect that new investments in coal/coke gasification projects and other technologies that significantly reduce feedstock and conversion costs in its chemical businesses (including the company’s IntegRex technology, which we recently visited in Colombia, South Carolina) coupled with the sale of its higher-cost commodity chemical plants will drive material improvements in Eastman’s returns over the next several years. Furthermore, we believe that our understanding of the tertiary oil recovery business and of coal/coke gasification economics supports our more optimistic view regarding the company’s ability to create shareholder value through investments in new gasification projects.

Another company that we expect to eventually benefit from the development of new coal gasification technologies and projects is Peabody Energy (5.01%). Peabody is the largest independent coal company in the world. In addition to its increased presence in Australia, Peabody has dominant positions in the Powder River and Illinois basins of the United States. While coal prices in other basins may rise more rapidly, we believe that coal mines in the Powder River and Illinois basins will achieve superior returns given advantaged geology, which positively affects both operating and capital costs. While we acknowledge environmental concerns regarding coal as a fuel source, we believe that new gasification technologies when combined with effective ways of capturing and sequestering waste carbon dioxide (much like the Eastman/Denbury project described above) will result in sustained demand for low-cost coal from the Power River and Illinois basins. In fact, Peabody itself is investing in both mine-mouth coal gasification power projects and coal-to-liquids projects aimed at capturing the cost advantage that coal enjoys

6	RS Global Natural Resources VIP Series

relative to natural gas and oil. Today, Peabody’s investments in these technologies represent a free option on efforts to monetize this country’s significant multi-century coal reserves.

Even if Peabody’s gasification investments are not successful, we still expect demand for coal from Peabody’s mines in the Powder River Basin, the Illinois Basin, and Australia to enjoy continued growth. In addition, we expect that the company’s investments in high-return mines in these basins will support improving returns on invested capital over the next several years.

Our investments in Denbury, Eastman, and Peabody highlight our approach to investing in the natural resources space. Though fluctuations in commodity prices will no doubt affect the performance of the share prices of our portfolio companies over short periods of time, our investments in these names are premised on our differentiated and longer-term view that they will realize improving returns on invested capital over the next several years. Furthermore, we believe that the magnitude of the potential improvements remains underappreciated by the market. Our perspective is enhanced by time spent on the ground conducting site visits across the globe. It is also a function of the detailed work we undertake to understand the unit level economics of the various projects to which companies are allocating capital. As described above, our analysis of EOR, coal/coke gasification, coal mining, and power generation economics proved to be useful in helping us identify a number of very different but economically related investment opportunities. We believe that our understanding of these projects allows us to identify attractive investment opportunities that do not depend on rising commodity prices to earn a reasonable rate of return. More importantly, by identifying projects with attractive reinvestment opportunities using conservative mid-cycle commodity price assumptions, we feel that we can protect our downside when the volatile commodity price environment becomes less favorable.

Century Aluminum (3.09%), contributed a modest gain and we remain steadfast in our conviction in the company’s compelling long-term prospects. Century is an upstream aluminum producer, with a partial interest in an alumina refinery, significant U.S. aluminum smelting capacity, and a growing presence in Iceland. We believe the alumina and U.S. assets are of average quality; and though we think management has done an excellent job of improving overall operational efficiencies, there is little room for improving these facilities’ competitive positions. We believe the Iceland smelters, however, are advantaged due to their access to very inexpensive geothermal and hydro-powered electricity. Unlike many segments in the natural resources space, it is access to low-cost electricity, not capital efficiencies, that determines the slope and the shape of the aluminum industry cost curve. In Iceland, we think Century possesses a cost structure that is extremely difficult to replicate. Having visited the Iceland facilities early last year, we gained an enhanced appreciation for their strategic benefits and the strength of both the local and corporate management teams, led by CEO Logan Kruger. We believe that our investment in Century is a prime example of how we often seek to identify structural changes within a company that we think will lead to sustained higher returns.

Spectra Energy (2.39%) contributed a modest gain. Spectra was spun out of Duke Energy (2.82%) at the beginning of last year and is one of the largest natural gas processing, storage and pipeline companies in North America. We believe that Spectra is well positioned to take advantage of the continued need to transport gas from the producing regions in the western portion of the continent to the consuming regions in the east. In addition, we believe Spectra’s storage assets will disproportionately benefit from the inevitable increase in liquified natural gas (LNG) volumes destined for the United States. Although management has guided toward relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units. At the time of the spinout, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining ownership of 84%

RS Global Natural Resources VIP Series	7

RS Global Natural Resources VIP Series (continued)

of the limited partnership units and 100% of the general partnership units. The newly traded entity, which returned 10% from its initial public offering price through year end, provides some indication of the latent value we believe exists within Spectra’s asset base.

A.M. Castle & Co. (1.08%) detracted from the Fund’s performance. The company is a service center that processes and distributes aluminum, alloys, nickel, stainless, carbon, and plastic products. Castle’s metals are sold primarily to the aerospace/defense, heavy equipment, oil and gas, and general equipment industries. Our investment thesis for Castle is predicated on the transformation of the business by CEO Mike Goldberg. Mr. Goldberg joined Castle two years ago from Integris Metals, and has redirected the company’s strategy from commodity metals distribution towards specialty grade, high performance metals augmented by value added processing and supply chain management solutions. With minimal incremental investment, Castle has expanded midcycle margins, and increased asset turns, two critical drivers of return on invested capital for distribution companies. Having recently visited its largest facility in Chicago, we gained a greater appreciation for the company. While we believe investors are focused on temporary inventory build-ups in the aerospace supply chain due to program delays, we maintain that the structural changes occurring at Castle will lead to sustainable, higher returns over the cycle, creating long-term shareholder value.

In addition, while the service center industry remains highly fragmented, we believe that Castle will continue to find prudent opportunities to deploy incremental capital into both domestic and international acquisitions. In September 2006, Castle acquired Transtar, adding exposure to the global aerospace and defense markets with key platforms and customers including Boeing (0.00%) and Airbus (0.00%).

Outlook

We’ve laid out a thesis summarizing our medium-term fundamental commodity outlook. To recap:

➢	We invest with the premise that most commodity prices will be flat to lower going forward.

➢	Midcycle prices in the future will be higher than historical averages due to increased capital costs.

➢

Commodity-related companies that generate returns in excess of their cost of capital at midcycle commodity prices will generate superior risk-adjusted returns vs. a direct investment in the commodities, across a commodity price cycle.

Through the end of 2007, we believe there remains little evidence to suggest that our thesis should change, as we are witnessing the impact of incremental supply in certain base metals and the hydrocarbon sectors. There has been no reversal to the continued deterioration of capital efficiencies in the production of any of the commodities, and it is this factor that we believe will ultimately establish forward midcycle prices and thus valuations.

Again, we do not profess to have any particular insight into the direction of near-term commodity prices or the related equities. Instead we view the market as a medium through which we hope to realize our estimate of a particular holding’s warranted value over a three- to five-year investment horizon. We deploy the Fund’s capital with an eye toward optimizing long-term results, and we ask that our investors judge us over a similar time frame. We remain optimistic about the multi-year outlook for commodities and resource-related stocks, and we continue to search for high-quality companies selling at a significant discount to warranted value. As always, we remain committed to managing a diversified, all-cap portfolio as we believe it to be in our shareholders’ best interest.

We will continue to use these letters as an opportunity to communicate with you regarding our investment objectives and business principles. Our long-term goal is to be considered one of the top value investment teams, which means striving to achieve superior long-term investment results. Our hope is that our investment philosophy, work ethic, and commitment to improvement are the foundation blocks to help us reach our goal. For us, being among the best involves not only achieving our investment objectives but also living by our principles:

➢	Alignment with shareholders

8	RS Global Natural Resources VIP Series

➢	Uncompromising integrity

➢	Respect for others

➢	Continuous learning

➢	A disciplined process

We appreciate your continued support.

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

Kenneth Settles, Jr.
Co-Portfolio Manager

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

RS Global Natural Resources VIP Series	9

RS Global Natural Resources VIP Series (continued)

Total Net Assets: $3,137,535	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Allegheny Technologies, Inc.	5.23%
Peabody Energy Corp.	5.01%
Companhia Vale do Rio Doce	4.37%
Denbury Resources, Inc.	4.27%
Talisman Energy, Inc.	3.95%
Petrobank Energy & Resources Ltd.	3.95%
Kinross Gold Corp.	3.10%
Century Aluminum Co.	3.09%
PPL Corp.	3.07%
BHP Billiton Ltd.	3.01%
Total	39.05%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P GSSI™ Natural Resources Index is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

10	RS Global Natural Resources VIP Series

Performance Update as of 12/31/07

	Inception Date	Since Inception
RS Global Natural Resources VIP Series	07/31/07	7.50%
S&P GSSI™ Natural Resources Index[3]		12.46%
S&P 500® Index[4]		1.79%

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Global Natural Resources VIP Series, the S&P GSSI™ Natural Resources Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.54%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Global Natural Resources VIP Series	11

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/31/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/31/07-12/31/07	Expense Ratio During Period* 07/31/07-12/31/07
Based on Actual Return(a)	$1,000.00	$1,075.00	$16.45	3.78%
Based on Hypothetical Return (5% Return Before Expenses)(a)	$1,000.00	$1,005.11	$15.89	3.78%

*	Expenses are equal to the Fund’s annualized expense ratio, excluding organization costs and offering costs, as indicated, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period).

(a)	Commencement of operations was 7/31/07.

12	RS Global Natural Resources VIP Series

Schedule of Investments – RS Global Natural Resources VIP Series

December 31, 2007	Foreign Currency	Shares	Value

Common Stocks — 85.3%
Aluminum — 3.1%
Century Aluminum Co.(1)		1,800	$97,092

			97,092
Chemicals — 1.8%
Eastman Chemical Co.		950	58,036

			58,036
Coal — 10.2%
Arch Coal, Inc.		1,800	80,874
Foundation Coal Holdings, Inc.		1,550	81,375
Peabody Energy Corp.		2,550	157,182

			319,431
Financial – Miscellaneous — 1.0%
Brookfield Asset Management, Inc., Class A	CAD	850	30,531

			30,531
Gold — 5.6%
Goldcorp, Inc.	CAD	2,250	77,056
Kinross Gold Corp.(1)	CAD	5,250	97,345

			174,401
Insurance – Multi-Line — 0.6%
PICO Holdings, Inc.(1)		600	20,172

			20,172
Machinery – Oil/Well Equipment & Services — 7.8%
Key Energy Services, Inc.(1)		6,550	94,254
Noble Corp.		1,600	90,416
Schlumberger Ltd.		600	59,022

			243,692
Metal Fabricating — 0.6%
Mueller Water Products, Inc.		950	9,044
Mueller Water Products, Inc., Class B		950	9,472

			18,516
Metals & Minerals – Miscellaneous — 8.5%
A.M. Castle & Co.		1,250	33,987
BHP Billiton Ltd., ADR(2)		1,350	94,554
Companhia Vale do Rio Doce, ADR(2)		4,200	137,214

			265,755
Oil – Crude Producers — 17.2%
Anderson Energy Ltd.(1)	CAD	6,500	18,968
Denbury Resources, Inc.(1)		4,500	133,875
EOG Resources, Inc.		400	35,700
Newfield Exploration Co.(1)		1,650	86,955
Southwestern Energy Co.(1)		950	52,934
Talisman Energy, Inc.	CAD	6,650	123,910
XTO Energy, Inc.		1,687	86,644

			538,986
Oil – Integrated Domestic — 2.3%
Occidental Petroleum Corp.		950	73,141

			73,141

December 31, 2007	Foreign Currency	Shares		Value

Oil – Integrated International — 6.9%
Baytex Energy Trust	CAD	1,450		$27,914
Exxon Mobil Corp.		700		65,583
Petrobank Energy & Resources Ltd.(1)	CAD	2,100		123,879

				217,376
Rental & Leasing Services – Consumer — 1.2%
WESCO International, Inc.(1)		950		37,658

				37,658
Steel — 5.2%
Allegheny Technologies, Inc.		1,900		164,160

				164,160
Utilities – Electrical — 9.4%
Duke Energy Corp.		4,380		88,345
FirstEnergy Corp.		1,150		83,191
NorthWestern Corp.		950		28,025
PPL Corp.		1,850		96,366

				295,927
Utilities – Gas Distributors — 3.9%
Questar Corp.		850		45,985
Spectra Energy Corp.		2,900		74,878

				120,863

Total Common Stocks (Cost $2,517,448)				2,675,737

		Shares		Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)		—	(4)	1
RS Emerging Growth Fund, Class Y(3)		—	(4)	4
RS Emerging Markets Fund, Class A(3)		—	(4)	1
RS Equity Dividend Fund, Class Y(3)		—	(4)	—	(5)
RS Global Natural Resources Fund, Class Y(3)		—	(4)	13
RS Growth Fund, Class Y(3)		—	(4)	2
RS Investment Quality Bond Fund, Class A(3)		—	(4)	—	(5)
RS Investors Fund, Class Y(3)		—	(4)	4
RS MidCap Opportunities Fund, Class Y(3)		—	(4)	2
RS Partners Fund, Class Y(3)		—	(4)	5
RS S&P 500 Index Fund, Class A(3)		—	(4)	—	(5)
RS Smaller Company Growth Fund, Class Y(3)		—	(4)	2
RS Value Fund, Class Y(3)		—	(4)	3

Total Other Investments (Cost $39)				37

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	13

Schedule of Investments – RS Global Natural Resources VIP Series (continued)

December 31, 2007	Shares	Value

Short-Term Investments — 7.2%
Federated Prime Obligations Fund, Class B(6)	127,288	$127,288
SSgA Prime Money Market Fund(6)	98,836	98,836

Total Short-Term Investments (Cost $226,124)		226,124

	Principal Amount	Value
Repurchase Agreements — 9.2%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $289,065, due 1/2/2008, collateralized by FHLMC, 6.30%, due 6/29/2017, with a value of $294,975	$289,000	289,000

Total Repurchase Agreements (Cost $289,000)		289,000

Total Investments — 101.7% (Cost $3,032,611)		3,190,898

Other Liabilities, Net — (1.7)%		(53,363)

Total Net Assets — 100.0%		$3,137,535

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Rounds to less than one share.
(5)	Rounds to less than $1.
(6)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar — CAD

The accompanying notes are an integral part of these financial statements.

14	RS Global Natural Resources VIP Series

Financial Information — RS Global Natural Resources VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$3,190,898
Foreign currency, at value	959
Prepaid expenses	11,609
Dividends/interest receivable	2,661
Receivable for fund shares subscribed	109

Total Assets	3,206,236

Liabilities
Payable for investments purchased	34,681
Payable for fund shares redeemed	13,056
Payable to adviser	2,624
Payable to distributor	656
Cash due to broker	599
Deferred trustees' compensation	37
Accrued shareholder reports expense	8,920
Accrued audit fees	6,325
Accrued custodian fees	1,786
Accrued expenses/other liabilities	17

Total Liabilities	68,701

Total Net Assets	$3,137,535

Net Assets Consist of:
Paid-in capital	$2,991,869
Accumulated undistributed net investment loss	(12,625)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	158,291

Total Net Assets	$3,137,535

Investments, at Cost	$3,032,611

Foreign Currency, at Cost	$954

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	291,940

Net Asset Value Per Share	$10.75

Statement of Operations For the Period Ended December 31, 2007

Investment Income
Interest	$10,815
Dividends	7,731
Withholding taxes on foreign dividends	(309)

Total Investment Income	18,237

Expenses
Investment advisory fees	8,012
Professional fees	6,305
Custodian fees	5,930
Distribution fees	2,003
Shareholder reports	597
Insurance expense	153
Administrative service fees	75
Trustees' fees and expenses	23
Organization costs and offering costs	17,172
Other expense	8

Total Expenses	40,278
Less: Custody credits	(1)

Total Expenses, Net	40,277

Net Investment Loss	(22,040)

Realized Gain/(Loss) and Change in Unrealized Appreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	4,859
Net realized loss from foreign currency transactions	(3,572)
Net change in unrealized appreciation on investments	158,287
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency	4

Net Gain on Investments and Foreign Currency Transactions	159,578

Net Increase in Net Assets Resulting from Operations	$137,538

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	15

Financial Information — RS Global Natural Resources VIP Series (continued)

Statement of Changes in Net Assets

For the Period Ended 12/31/07
Operations
Net investment loss	$(22,040)
Net realized gain from investments and foreign currency transactions	1,287
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency	158,291

Net Increase in Net Assets Resulting from Operations	137,538

Capital Share Transactions
Proceeds from sales of shares	3,241,571
Cost of shares redeemed	(241,574)

Net Increase in Net Assets Resulting from Capital Share Transactions	2,999,997

Net Increase in Net Assets	3,137,535

Net Assets
Beginning of period	—

End of period	$3,137,535

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(12,625)

Other Information:

Shares
Sold	315,333
Redeemed	(23,393)

Net Increase	291,940

The accompanying notes are an integral part of these financial statements.

16	RS Global Natural Resources VIP Series

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RS Global Natural Resources VIP Series	17

Financial Information — RS Global Natural Resources VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Period from 07/31/07[1] to 12/31/07[2]	$10.00	$(0.08)	$0.83	$0.75	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

18	RS Global Natural Resources VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$10.75	7.50%	$3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	19

Notes to Financial Statements — RS Global Natural Resources VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund commenced operations on July 31, 2007. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

20	RS Global Natural Resources VIP Series

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the period ended December 31, 2007, the Fund did not borrow under the facility.

k.  Organization and Offering Costs

Organization and offering costs are accounted for on an accrual basis. Organization costs are expensed in the period incurred. Offering costs are expensed over a 12-month period. These costs include legal, printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an Investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund.

RS Global Natural Resources VIP Series	21

Notes to Financial Statements — RS Global Natural Resources VIP Series (continued)

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions at an annual rate of up to 0.15% of the Fund’s average daily net assets for providing administrative and shareholder servicing services. Payment of this fee does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid to shareholders during the period ended December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, the Fund had $1,077 in deferred currency losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $216,283 and $(57,997), respectively, resulting in net unrealized appreciation of $158,286. The cost of investments for federal income tax purposes at December 31, 2007 was $3,032,612.

22	RS Global Natural Resources VIP Series

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,629,361 and $116,772, respectively, for the period ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

RS Global Natural Resources VIP Series	23

Notes to Financial Statements — RS Global Natural Resources VIP Series (continued)

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

24	RS Global Natural Resources VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Global Natural Resources VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Global Natural Resources VIP Series (the “Fund”) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period July 31, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

RS Global Natural Resources VIP Series	25

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

26	RS Global Natural Resources VIP Series

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Global Natural Resources VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS Global Natural Resources Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS Global Natural Resources Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS Global Natural Resources Fund, including the fees to be paid by RS Global Natural Resources Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Global Natural Resources VIP Series	27

Supplemental Information — unaudited (continued)

reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS Global Natural Resources Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS Global Natural Resources VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006- March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Global Natural Resources VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

30	RS Global Natural Resources VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

RS Global Natural Resources VIP Series	31

07	ANNUAL REPORT

RS Variable Products Trust

RS Value VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Value VIP Series

MacKenzie Davis (RS Investments)

has been a co-portfolio manager of the RS Value VIP Series since July 2007. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

David Kelley (RS Investments)

has been a co-portfolio manager of the RS Value VIP Series since July 2007. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Andrew Pilara (RS Investments)

has managed the RS Value VIP Series since July 2007. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Joe Wolf (RS Investments)

has been a co-portfolio manager of the RS Value VIP Series since July 2007. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Value VIP Series	3

RS Value VIP Series (continued)

Fund Philosophy

The RS Value VIP Series seeks to achieve long-term capital appreciation and invests principally in small and mid-cap companies as defined in our most current prospectus. The Fund invests using a value methodology combining balance sheet and cash flow analysis.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are thoughtful capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

We intend to use these letters as a means not simply to review quarterly or annual performance, but to help our shareholders better understand our process and philosophy. We strive to employ a highly consistent, repeatable process when evaluating every investment opportunity, with the singular goal of generating superior long-term investment results. With that in mind, we thought it instructive to review a key rule of thumb that we employ, the “15% rule.”

In The Intelligent Investor, Benjamin Graham tells readers to:

Have the courage of your knowledge and experience. If you have formed a conclusion from the facts and if you know your judgment is sound, act on it — even though others may hesitate or differ. (You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right.) Similarly, in the world of securities, courage becomes the supreme virtue AFTER adequate knowledge and tested judgment are at hand.

Recognizing that we are not as eloquent as the founding father of value investing, we have come up with our own vernacular, the aforementioned “15% rule” — any investment, down 15% from cost, is generally either added to or eliminated from the portfolio. If we have done our work and the fundamentals haven’t changed we believe we should be buying more of the business. Value investors should be pleased to see the stock price decline as they begin to establish a position, as this will result in a lower aggregate cost basis. This is an obvious mathematical point, but runs contrary to the mindset of the typical investor who seeks validation from the short-term positive movement of stocks trading in the market. Our mandate is to identify investment opportunities where the chance to deploy additional capital at lower prices leaves us more excited, not less.

Perhaps an even more important aspect of this rule of thumb is the case where we are down 15% from cost, but have lost conviction in our thesis. Perhaps the fundamentals have changed. Perhaps we were simply wrong in analysis and our efforts to be contrarian. Regardless of the reason, if we don’t have the conviction to buy more, we generally believe we should sell. Investments that lose 15% of their value are clearly not a positive development, but are manageable within the context of a portfolio. Down 15% investments that balloon into down 40% positions undermine the long-term performance of the Fund. We pride ourselves on our downside protection statistics, and this framework helps us to minimize the impact of inevitable mistakes in a portfolio.

Over time, we also have learned to apply the 15% rule before the first dollar of capital is committed. We force ourselves to envision the scenario(s) where we are down 15% from cost and ask ourselves how enthusiastic we are to commit more capital to the idea. It is amazing how many potential opportunities fail to hold up to this simple test. In portfolio management, some of the best investments are the ones you don’t make.

Performance

The RS Value VIP Series declined by 3.45% during the fourth quarter vs. the benchmark Russell Midcap® Value Index3, which fell by 5.97%. Since inception the Fund provided investors with a cumulative return of -5.09% vs. -3.95% for the index.

4	RS Value VIP Series

Portfolio Review

Our objective as managers of the Fund is not simply to make our clients money, but rather to optimize returns over a multi-year period. When we discuss “optimized returns” we are really speaking of risk adjusted results, with risk defined as the permanent loss of capital, as opposed to share price volatility. Thus, our first objective as fund managers is to not lose our clients’ money.

We recognize and accept that our focus on companies undergoing significant structural change requires a longer term investment time horizon and may lead to increased volatility in our returns over shorter time periods. We always draw a distinction between near-term price declines and permanent capital loss. While our willingness to look through short-term volatility may negatively impact current performance, we believe that our investment process and time horizon actually reduce risk, especially during more challenging market environments. Before we invest in a company, we typically disaggregate and examine the business at the unit or project level. We conduct this analysis of unit-level economics so that we can understand returns generated by existing assets as well as the potential for future re-investment. This intimate knowledge, built through our extensive bottom-up analysis, is critical in helping us adequately preserve capital, our first criteria to generating superior, long term, risk-adjusted returns.

Hard Assets

Within the hard assets space, our analysis attempts to identify those companies with advantaged assets — i.e. assets that can generate above cost of capital returns across a commodity price cycle and, critically, are of sufficient size such that capital can be reinvested at similarly high rates of return going forward. We seek to purchase these companies at valuations that (1) meet our margin of safety requirement of at least 50% upside to warranted value and (2) have sufficient asymmetry such that the probability of permanent capital loss is more than outweighed by the probability of capital appreciation. We do this work in the context of our assessment of long-term commodity prices, which are derived by project level analysis across the specific cash cost and capital cost curve of a given industry.

As we look toward 2008, we believe there are numerous opportunities in segments such as natural gas, aluminum, certain types of coal, and power markets where cost curves are getting steeper (thereby increasing the advantage of those companies that control the highest quality assets) and where the underlying commodity is trading in close proximity to its marginal cost. However, we recognize that there are risks: to the price of certain commodities trading to levels where demand is eroded; to certain service or processing industries where competition will force mean reversion of returns on invested capital; or to more macro-economic factors such as a slowing U.S. economy, a strengthening Chinese currency or on-going political unrest in key regions of the world.

Over the past half-decade, it has been difficult to differentiate between superior stock selection and commodity speculation because of the almost homogenous rise in commodity prices. There are some pundits who are of the opinion that specific commodity prices will continue their rapid ascent. We do not believe, however, that the laws of economics have changed, or that we are in a “new paradigm”. We believe commodity prices will continue to oscillate, sometimes dramatically, around long-term incentive pricing, and the owners of advantaged assets will generate returns well in excess of the performance of the underlying commodity. We continue to find new and exciting opportunities to own these assets at very attractive valuations, and we look forward to the challenges of applying a strict value-oriented process to the sometimes myopic, always volatile world of commodities and natural resources equities.

Denbury Resources (2.07% of net assets as of 12/31/07), was a positive contributor to returns during the fourth quarter and since inception. Denbury is an independent oil and gas company with properties in the southeastern United States. By far the most interesting asset to us is the company’s ownership of Jackson Dome, the largest naturally occurring source of carbon dioxide east of the Mississippi River. In certain oil fields, carbon dioxide can be injected to produce oil that was unrecoverable using primary and secondary methods of recovery. This process is broadly referred to as tertiary

RS Value VIP Series	5

RS Value VIP Series (continued)

oil recovery or enhanced oil recovery (EOR). Through its ownership of a low-cost source of carbon dioxide and the pipelines used to transport carbon dioxide from Jackson Dome to the producing oil fields in the area, we believe that Denbury will be able to continue to acquire mature oil fields throughout the Gulf Coast region and significantly increase both production and reserves at highly competitive capital and operating costs. In fact, over the past several years Denbury management has sold lower-return assets to fund increased capital spending in its carbon dioxide EOR business. Having spent time in the field and with management, including a recent trip to visit the Tinsley oil field north of Jackson Dome, and after studying the unit-level economics of the company’s EOR business, we continue to believe that the shift in capital spending will support improving returns on invested capital and create significant value for shareholders over the next several years — even at significantly lower oil prices. Denbury’s tertiary oil recovery business is representative of what we refer to as an “advantaged asset” — a unique, low-cost, defensible asset with a dominant position that is unlikely to be competed away.

Spectra Energy (3.60%) contributed a modest gain. Spectra was spun out of Duke Energy (0.00%) at the beginning of last year and is one of the largest natural gas processing, storage and pipeline companies in North America. We believe that Spectra is well positioned to take advantage of the continued need to transport gas from the producing regions in the western portion of the continent to the consuming regions in the east. In addition, we believe Spectra’s storage assets will disproportionately benefit from the inevitable increase in liquified natural gas (LNG) volumes destined for the United States. Although management has guided toward relatively modest earnings growth targets through 2009, we are attracted by the steady cash flows generated by the pipeline assets and the opportunity for further growth in both the storage and processing units. At the time of the spinout, management discussed the potential to drop certain assets into a master limited partnership over time. The first such transaction occurred at the end of the second quarter, with Spectra retaining ownership of 84% of the limited partnership units and 100% of the general partnership units. The newly traded entity, which returned 10% from its initial public offering price through year end, provides some indication of the latent value that we believe exists in Spectra’s asset base.

Financials

We maintain our cautious stance on financial stocks due to deteriorating credit conditions and tighter lending standards. We continue to avoid names with significant credit exposure and, as such, are finding limited opportunities to deploy new capital into the space. The second half of the year was difficult for financial stocks given the persistence of subprime mortgage credit problems. Moreover, credit deterioration moved beyond sub prime mortgages and into other areas of the credit market. Heightened delinquency and default rates that began last year in the subprime space triggered a quick change in credit underwriting standards. In turn, liquidity, particularly in short-term funding mechanisms, came to a near standstill across the overall debt markets. As a result, financial stocks fell significantly during the latter half of 2007 as the market painted the sector with a very broad brush.

Financial institutions have become even more capital constrained, further dampening the availability of credit. In general, we believe that returns for the group will continue to be under pressure for the foreseeable future and, despite recent revaluations, share prices do not yet fully reflect the more challenging environment. More positively, valuations for some of the better businesses are beginning to fall into our price range, and we will be looking for opportunities to build positions in some of the higher quality businesses during 2008.

Invesco (1.70%), an asset manager with over $500 billion of assets under management, was a positive contributor to the Fund’s performance. Historically the company was an underperforming asset management conglomerate. In 2005, Marty Flanagan became the new CEO of Invesco after leaving Franklin Resources (0.00%), where he was responsible for restructuring

6	RS Value VIP Series

Franklin’s operations and improving returns. We are always on the lookout for just this type of inflection point in a business where a structural change will drive returns on invested capital to be materially higher. In this instance, our investment thesis was that the new CEO, with his proven track record of implementing performance improvements at a complex, global asset management franchise, was prepared to tackle all of the issues associated with an underperforming firm suffering from a bloated cost structure.

Genworth Financial (0.99%) was a negative contributor to the Fund’s performance. The company is a diversified insurer that provides life and mortgage insurance to individuals in both the United States and abroad. More than 80% of its cash flows are generated from life insurance products. U.S mortgage insurance represents approximately 20% of Genworth’s equity, however, current returns are minimal due to the pressure associated with U.S. mortgage losses.

The company has been an underperforming franchise that was previously starved of capital by its parent when it shifted its focus away from lower returning, more volatile lines of business, and into higher return, more consistent fee based businesses. In evaluating the company, we broke apart each of Genworth’s products, assessing the returns on capital for each product and how a shift away from a given product would impact the company’s ROE. We also spoke with various people who sell each product, and determined risk adjusted pricing and balance sheet risk. In addition, we split apart the company’s run-off long-term care book of business, which was generating negative returns, and determined ROE improvement for the remainder of the businesses as the book shrinks. We dissected the U.S. and international mortgage insurance businesses based on type of loan, credit quality, geographic concentration, and vintage, and then applied various loss assumptions.

At the time we began purchasing the stock for our other portfolios we ran various stress test scenarios in order to better understand the downside potential of the investment and were comfortable purchasing shares slightly above the tangible book value of the company. We believe management has demonstrated discipline in managing Genworth’s capital.

As we move into 2008 and beyond, our outlook for financials remains cautious. We believe that we are still in the early innings of a downtrend in the credit cycle, particularly in the mortgage market. The market has started to reprice risk, which will have an adverse impact on asset growth. Despite the weakness in many financial stocks, we believe that valuations do not yet fully and accurately reflect the underlying fundamentals. Although the recent sell-off in the financials group has created some incremental opportunities, we continue to maintain a cautious stance.

Consumer, Business Services, Health Care, and Technology

We continue to believe that consumer businesses will face a more challenging demand profile going forward, certainly relative to the past several years. We seek to isolate, and manage the Fund’s direct exposure to discretionary consumer spending. It is clear that we are experiencing a shift in the consumer credit markets, and that this shift will continue to have material consequences for consumer discretionary business models.

During the third quarter, the market continued to discount deteriorating fundamentals in the consumer area and many stocks suffered accordingly. As a result, we checked and re-checked our assumptions to make sure we thoroughly understood risk at the company and industry level across the Fund. Certain farm team stocks (by this we mean our watch list of companies where we like the underlying business, but are waiting for the stock price to drop to a level that meets our disciplined valuation metrics) are also getting close to our buy price, a positive byproduct of recent market volatility. Over the next several months, we think that we may get the opportunity to buy some consumer franchises at attractive prices. Within the broad non-industrial, non-financial space, we continue to believe most of our incremental capital will be allocated to niche business services, health care and technology investments.

RS Value VIP Series	7

RS Value VIP Series (continued)

Advance Auto Parts (4.12%) was a positive contributor to the Fund’s performance. Advance Auto is the number two auto parts retailer in the United States behind AutoZone (0.00%). The company sells primarily non-discretionary automotive parts, such as car batteries, spark plugs and mufflers, servicing both the do-it-yourself customer and local garages. In early 2007, the company undertook a thorough review of its business and communicated a much clearer focus on improving returns on its invested capital. Coinciding with this internal operations review, the Board of Directors of Advance Auto also made a management change at the CEO level.

Our analysis of the company showed Advance Auto’s operating margins trailed the margins of its primary competitor, AutoZone, by over 400 basis points. Our due diligence around this margin differential showed significant room for improvement at Advance Auto on both the cost-of-goods-sold (COGS) and selling, general and administrative (SG&A) expense lines. Finally, we believe Advance Auto’s new store development should show improving returns on invested capital as the company slightly decreases individual store square footage and locates more new stores in areas with less costly real estate.

Mildly weak operating results from the company during the initial transition period coupled with consumer spending fears caused Advance Auto shares to drop into the low $30s during the summer. We took advantage of this weakness in the company’s share price to build our position in the Fund.

Like many retailers, Advance Auto’s share price has suffered because of concerns regarding weakened consumer spending. However, we believe this problem is mitigated somewhat by the fact that 70% to 75% of its business relates to non-discretionary purchases (e.g., car batteries, spark plugs, mufflers). We seek to be quite selective about owning retail names in the current economic environment, but we believe that our investment in Advance Auto provides us with both the requisite asymmetrical risk profile and significant downside protection that we needed to be comfortable making the investment.

Career Education Corporation (3.00%) (CECO) was a negative contributor to the Fund’s performance. CECO is a for-profit, post secondary provider of certificate, associate, bachelor, masters, and doctoral degrees in a variety of career-oriented disciplines (e.g., business, accounting, photography, culinary) which serves over 90,000 students and operates under multiple brands around the world. The Company delivers its curriculum through over 75 campuses as well as via on-line colleges.

For many years, we have dedicated time and resources to understanding the various companies that participate in the for-profit, post-secondary education industry including CECO.

Prior to our investment, CECO encountered accreditation problems with its AIU on-line asset, which accounts for a significant portion of CECO’s cashflow (over 30%). A new management team was brought in and following a considerable amount of due diligence on both the company and its new management team, we invested in CECO. We believe that CECO’s new management team can improve the return profile of the business over the next 3-4 years.

Team

Over the past several years our team has grown. We have followed the advice we give our management teams, investing heavily in hiring and developing our most precious resource - our people. To that end, we recently hired Scott Hartman as a client portfolio manager. Scott will both provide investment analysis and will also serve as an additional information resource to our clients. Prior to joining us in the fall, Scott was a Partner at Blum Capital Partners, a San Francisco-based value shop, where he spent over six years managing the firm’s Capital Markets activities. Previously, Scott served as the CFO of several public and private companies. We are delighted to have Scott as the newest member of our team.

As we enter 2008, the RS Value Team has an investment staff of 12. Interestingly, as we have added additional people, the number of unique positions managed

8	RS Value VIP Series

by the group has actually declined. These personnel additions were made to strengthen our team so that we can further increase our knowledge and understanding of our portfolio companies. We are firm believers that, in the final analysis, knowledge is the best risk mitigant.

Outlook

Over the past several quarters, investors’ and companies’ access to credit has been rationed and we believe this curtailment will lead to less speculation and risk taking. Although long overdue and painful, we expect the resulting change will produce a much healthier investment environment. It appears that we are going back to the basics of fundamental investing where unlevered, risk-adjusted economic returns determine stock performance.

Recent market volatility coupled with our focus on downside protection and capital preservation have given us the opportunity to replace the more vulnerable business models within the portfolio with higher quality franchises. We have been and will continue to add to existing positions where we have the highest conviction. In addition, over the next several months we hope to purchase stock in companies that are on our farm team. These companies, which possess strong fundamentals and are managed with an eye towards long-term value creation, are now closer to meeting our valuation criteria. As market volatility persists, we expect to continue to see some very attractive opportunities to increase existing positions or add new names to the Fund.

Year end letters are our opportunity to communicate to our shareholders and to reinforce the basic tenents of our group. Despite a volatile year, our confidence in the “3 P’s”: people, process and philosophy remain unchanged:

➢	Returns-based investing. We focus on identifying structural changes that will drive a sustained increase in a company’s return on invested capital.

➢	Exhaustive due diligence. Our 12 investment professionals seek to know our businesses as well as anyone in the market

➢	Team-oriented investing. We have at least two and usually three professionals analyzing each investment. We believe this leads to better analysis and identification of potential risks.

➢	Optimize risk-adjusted returns. We focus on downside protection and insure that we have an adequate margin of safety in each investment.

As always, we thank you for your investment and continued support.

Sincerely,

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

RS Value VIP Series	9

RS Value VIP Series (continued)

Total Net Assets: $1,290,691	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Liberty Global, Inc.	4.31%
Advance Auto Parts, Inc.	4.12%
Scientific Games Corp.	3.86%
Comverse Technology, Inc.	3.74%
Spectra Energy Corp.	3.60%
Talisman Energy, Inc.	3.46%
FirstEnergy Corp.	3.36%
Allegheny Technologies, Inc.	3.35%
Peabody Energy Corp.	3.34%
Convergys Corp.	3.19%
Total	36.33%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

10	RS Value VIP Series

Performance Update as of 12/31/07

	Inception Date	Since Inception
RS Value VIP Series	07/31/07	-5.09%
Russell Midcap® Value Index[3]		-3.95%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.38%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Value VIP Series	11

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/31/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/31/07-12/31/07	Expense Ratio During Period* 07/31/07-12/31/07
Based on Actual Return(a)	$1,000.00	$949.10	$22.67	5.55%
Based on Hypothetical Return (5% return before expenses)(a)	$1,000.00	$997.69	$23.24	5.55%

*	Expenses are equal to the Fund’s annualized expense ratio, excluding organization costs and offering costs, as indicated, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period).
(a)	Commencement of operations was 7/31/07.

12	RS Value VIP Series

Schedule of Investments – RS Value VIP Series

December 31, 2007	Foreign Currency	Shares	Value

Common Stocks — 90.8%
Cable Television Services — 4.3%
Liberty Global, Inc., Class A(1)		300	$11,757
Liberty Global, Inc., Series C(1)		1,200	43,908

			55,665
Casinos & Gambling — 3.9%
Scientific Games Corp., Class A(1)		1,500	49,875

			49,875
Chemicals — 1.9%
Eastman Chemical Co.		390	23,825

			23,825
Coal — 3.3%
Peabody Energy Corp.		700	43,148

			43,148
Communications Technology — 3.7%
Comverse Technology, Inc.(1)		2,800	48,300

			48,300
Computer Services, Software & Systems — 1.4%
BEA Systems, Inc.(1)		1,120	17,674

			17,674
Diversified Financial Services — 1.3%
Ameriprise Financial, Inc.		300	16,533

			16,533
Drugs & Pharmaceuticals — 2.4%
Biovail Corp.		1,420	19,113
Warner Chilcott Ltd., Class A(1)		700	12,411

			31,524
Education Services — 3.0%
Career Education Corp.(1)		1,540	38,716

			38,716
Electronics – Semiconductors & Components — 5.3%
Atmel Corp.(1)		8,300	35,856
LSI Corp.(1)		6,100	32,391

			68,247
Financial – Miscellaneous — 2.6%
Brookfield Asset Management, Inc., Class A	CAD	400	14,367
Fidelity National Financial, Inc., Class A		1,300	18,993

			33,360
Health Care Facilities — 1.9%
Sunrise Senior Living, Inc.(1)		800	24,544

			24,544
Insurance – Multi-Line — 2.5%
Assurant, Inc.		300	20,070
Genworth Financial, Inc., Class A		500	12,725

			32,795

December 31, 2007	Foreign Currency	Shares	Value

Investment Management Companies — 2.7%
Federated Investors, Inc., Class B		320	$13,171
Invesco Ltd.		700	21,966

			35,137
Medical Services — 2.2%
Magellan Health Services, Inc.(1)		600	27,978

			27,978
Miscellaneous Equipment — 2.7%
W.W. Grainger, Inc.		400	35,008

			35,008
Oil – Crude Producers — 5.5%
Denbury Resources, Inc.(1)		900	26,775
Talisman Energy, Inc.	CAD	2,400	44,720

			71,495
Radio & TV Broadcasters — 2.2%
Grupo Televisa S.A., ADR(2)		1,200	28,524

			28,524
Real Estate — 1.5%
MI Developments, Inc., Class A		700	19,509

			19,509
Real Estate Investment Trusts — 3.2%
Alexandria Real Estate Equities, Inc.		300	30,501
Annaly Capital Management, Inc.		580	10,544

			41,045
Rental & Leasing Services – Consumer — 2.2%
WESCO International, Inc.(1)		700	27,748

			27,748
Retail — 6.8%
Advance Auto Parts, Inc.		1,400	53,186
Limited Brands, Inc.		1,800	34,074

			87,260
Savings & Loan — 1.9%
People’s United Financial, Inc.		1,400	24,920

			24,920
Services – Commercial — 5.7%
Convergys Corp.(1)		2,500	41,150
Corrections Corp. of America(1)		1,100	32,461

			73,611
Steel — 3.4%
Allegheny Technologies, Inc.		500	43,200

			43,200
Utilities – Cable TV & Radio — 1.8%
Comcast Corp., Class A(1)		1,300	23,738

			23,738
Utilities – Electrical — 6.2%
FirstEnergy Corp.		600	43,404
PPL Corp.		700	36,463

			79,867

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	13

Schedule of Investments – RS Value VIP Series (continued)

December 31, 2007	Shares		Value
Utilities – Gas Distributors — 5.3%
Questar Corp.	400		$21,640
Spectra Energy Corp.	1,800		46,476

			68,116

Total Common Stocks (Cost $1,202,952)			1,171,362

	Shares		Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	—	(4)	1
RS Emerging Growth Fund, Class Y(3)	—	(4)	3
RS Emerging Markets Fund, Class A(3)	—	(4)	1
RS Equity Dividend Fund, Class Y(3)	—	(4)	—	(5)
RS Global Natural Resources Fund, Class Y(3)	—	(4)	8
RS Growth Fund, Class Y(3)	—	(4)	2
RS Investment Quality Bond Fund, Class A(3)	—	(4)	—	(5)
RS Investors Fund, Class Y(3)	—	(4)	3
RS MidCap Opportunities Fund, Class Y(3)	—	(4)	1
RS Partners Fund, Class Y(3)	—	(4)	3
RS S&P 500 Index Fund, Class A(3)	—	(4)	—	(5)
RS Smaller Company Growth Fund, Class Y(3)	—	(4)	1
RS Value Fund, Class Y(3)	—	(4)	2

Total Other Investments (Cost $27)			25

	Shares		Value
Short-Term Investments — 6.2%
Federated Prime Obligations Fund, Class B(6)	53,388		53,388
SSgA Prime Money Market Fund(6)	26,694		26,694

Total Short-Term Investments (Cost $80,082)			80,082

December 31, 2007	Principal Amount	Value
Repurchase Agreements — 4.1%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $53,012, due 1/2/2008, collateralized by FHLMC, 6.30%, due 6/29/2017, with a value of $56,925	$53,000	$53,000

Total Repurchase Agreements (Cost $53,000)		53,000

Total Investments — 101.1% (Cost $1,336,061)		1,304,469

Other Liabilities, Net — (1.1)%		(13,778)

Total Net Assets — 100.0%		$1,290,691

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Rounds to less than one share.
(5)	Rounds to less than $1.
(6)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar — CAD

The accompanying notes are an integral part of these financial statements.

14	RS Value VIP Series

Financial Information — RS Value VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$1,304,469
Foreign currency, at value	173
Prepaid expenses	11,692
Dividends/interest receivable	1,231
Receivable for fund shares subscribed	1,096

Total Assets	1,318,661

Liabilities
Payable for investments purchased	8,677
Payable to adviser	942
Payable to distributor	277
Payable to custodian	160
Deferred trustees’ compensation	25
Accrued shareholder reports expense	9,150
Accrued audit fees	5,825
Accrued custodian fees	2,880
Accrued expenses/other liabilities	34

Total Liabilities	27,970

Total Net Assets	$1,290,691

Net Assets Consist of:
Paid-in capital	$1,334,577
Accumulated undistributed net investment loss	(11,600)
Accumulated net realized loss from investments and foreign currency transactions	(693)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currency	(31,593)

Total Net Assets	$1,290,691

Investments, at Cost	$1,336,061

Foreign Currency, at Cost	$174

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	135,972

Net Asset Value Per Share	$9.49

Statement of Operations For the Period Ended December 31, 2007

Investment Income
Interest	$4,827
Dividends	5,069
Withholding taxes on foreign dividends	(107)

Total Investment Income	9,789

Expenses
Custodian fees	7,102
Professional fees	6,286
Investment advisory fees	4,080
Distribution fees	1,200
Shareholder reports	507
Insurance expense	153
Administrative service fees	60
Trustees’ fees and expenses	25
Organization costs and offering costs	17,232
Other expense	6

Total Expenses	36,651
Less: Custody credits	(1)

Total Expenses, Net	36,650

Net Investment Loss	(26,861)

Realized Gain/(Loss) and Change in Unrealized Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	261
Net realized loss from foreign currency transactions	(881)
Net change in unrealized depreciation on investments	(31,592)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(1)

Net Loss on Investments and Foreign Currency Transactions	(32,213)

Net Decrease in Net Assets Resulting from Operations	$(59,074)

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	15

Financial Information — RS Value VIP Series (continued)

Statement of Changes in Net Assets

For the Period Ended 12/31/07
Operations
Net investment loss	$(26,861)
Net realized loss from investments and foreign currency transactions	(620)
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currency	(31,593)

Net Decrease in Net Assets Resulting from Operations	(59,074)

Distributions to Shareholders
Net realized gain on investments	(109)

Total Distributions	(109)

Capital Share Transactions
Proceeds from sales of shares	1,411,615
Reinvestment of distributions	108
Cost of shares redeemed	(61,849)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,349,874

Net Increase in Net Assets	1,290,691

Net Assets

Beginning of period	—

End of period	$1,290,691

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(11,600)

Other Information:

Shares
Sold	142,153
Reinvested	11
Redeemed	(6,192)

Net Increase	135,972

The accompanying notes are an integral part of these financial statements.

16	RS Value VIP Series

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RS Value VIP Series	17

Financial Information — RS Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Period From 07/31/07[1] to 12/31/07[2]	$10.00	$(0.20)	$(0.31)	$(0.51)	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

18	RS Value VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$9.49	(5.09)%	$1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

Distributions	reflect actual per-share amounts distributed for the period.
[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

RS Value VIP Series	19

Notes to Financial Statements — RS Value VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund commenced operations on July 31, 2007. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with the guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

20	RS Value VIP Series

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the period ended December 31, 2007, the Fund did not borrow under the facility.

k.  Organization and Offering Costs

Organization and offering costs are accounted for on an accrual basis. Organization costs are expensed in the period incurred. Offering costs are expensed over a 12-month period. These costs include legal, printing, administration and other expenses associated with the initial registration of the Fund.

RS Value VIP Series	21

Notes to Financial Statements — RS Value VIP Series (continued)

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of 0.85% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder servicing services. Payment of this fee does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the period ended December 31, 2007 were as follows:

Ordinary Income	Long-Term Capital Gain
$—	$109

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

22	RS Value VIP Series

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, the Fund had $61 in deferred net capital and currency losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $58,733 and $(90,966), respectively, resulting in net unrealized depreciation of $(32,233). The cost of investments for federal income tax purposes at December 31, 2007 was $1,336,702.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,524,639 and $321,791, respectively, for the period ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The

settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain RS Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and

RS Value VIP Series	23

Notes to Financial Statements — RS Value VIP Series (continued)

RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

24	RS Value VIP Series

The Fund files U.S. tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Value VIP Series	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Value VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Value VIP Series (the “Fund”) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period July 31, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

26	RS Value VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

RS Value VIP Series	27

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Value VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS Value Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS Value Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS Value Fund, including the fees to be paid by RS Value Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

28	RS Value VIP Series

reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS Value Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Value VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

30	RS Value VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Value VIP Series	31

Supplemental Information — unaudited (continued)

                                    [GRAPHIC]
Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

32	RS Value VIP Series

07	ANNUAL REPORT

RS Variable Products Trust

RS Equity Dividend VIP Series

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Equity Dividend VIP Series

Raymond Anello (RS Investments)
has managed RS Equity Dividend VIP Series since its inception. Mr. Anello joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Anello served as an analyst/portfolio manager at GIS since October 1999. From 1995 to 1998, Mr. Anello was an equity portfolio manager/analyst and high-yield analyst for Orion Capital in New York. From 1988 to 1995, he served as an assistant portfolio manager at Garrison Bradford, a portfolio management firm in New York City. Mr. Anello holds a B.A. from Iona College and an M.B.A. from Baruch College. He is also a Chartered Financial Analyst.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

Seeks current income and long-term capital appreciation.

Investment Process

We seek investment opportunities in all market capitalizations across the entire market spectrum, from growth stocks to value stocks so long as the security has an income component. Dividend-paying stocks, preferred stock, and securities convertible into common stock comprise the investable universe. The goal is to invest at least 80% of the Fund in dividend-paying equity securities with a focus on U.S. companies.

We search for well-positioned dividend-paying companies that have the financial flexibility to grow earnings, which we believe, should lead to rising dividends and capital appreciation over time. Dividend growth is a key aspect of our philosophy. When we invest in a stock, our expectation is that the company can sustain its current dividend payments while grow them over time.

We use a bottom-up investment process to invest in what we believe are the best individual stock opportunities within key market sectors. We also apply a risk-controlled portfolio construction process segmenting our holdings into three main categories:

➢	Dividend Centric

➢	Cyclical

➢	Non-Cyclical

We seek attractive valuations adjusted for risk in each of these categories. Our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

Performance

Equity markets were challenging in the fourth quarter as investors ran for safety following the unfolding of subprime issues and the deteriorating outlook for the economy. During the fourth quarter the RS Equity Dividend VIP Series had a return of -6.84% return vs. a return of -6.17% for the benchmark Dow Jones Dividend Index3. From its inception on July 31, 2007, through December 31, 2007, the Fund’s return is -5.54% vs. a return of -3.30% for the benchmark.

RS Equity Dividend VIP Series	3

RS Equity Dividend VIP Series (continued)

Portfolio Review

During the quarter, there was a wide divergence between the best and worst performing sectors in the index. Financials (down 15% for the quarter within the benchmark) continued to plummet as bad housing loans and synthetic financial instruments continue to take their toll on balance sheets. We think the fundamental outlook remains poor with lending standards tightening in a softening economy. In our view this outlook also helped knock down consumer discretionary (down 12.2%). Investors were less valuation sensitive in utilities (up 5.6%) and consumer staples (up 4.6%) as lowering risk profiles were paramount in what we believe could be a period of further economic contraction. Simplistically, we think there was a “flight to safety.”

We benefited from our underweight in financials, but this was offset by underperformance from our underweight in utilities. During the fourth quarter our holdings in real estate investment trusts (REITs) detracted from performance.

Master limited partnerships (MLPs) were a source of positive performance, rebounding from last quarter’s decline. Targa Resources Partners (5.29% of assets as of 12/31/07), Kinder Morgan Energy Partners (1.52%), and Enterprise Products Partners (4.20%) contributed solid returns in the group. All three companies participate in U.S. energy infrastructure growth, including interstate and intrastate pipelines, storage, gathering pipelines and processing equipment. In general they have projects that move gas and oil products to areas of demand from areas of (growing) supply. We believe these companies have paths to dividend growth, reasonable valuations, and access to capital, which has become more difficult in this market environment.

Brookdale Senior Living (3.40%) detracted from fourth quarter returns. The price decline in Brookdale was due to reduced expectations. We believe Brookdale to be a top company in the growing senior living business, and it remains a large holding in the Fund despite recent weakness. We like its strategy of adding new therapy and home health services along with new units at existing facilities.

Changes to the Fund

We made some significant changes to the portfolio during the fourth quarter. Our intent was to reduce portfolio risk in what feels like a challenging 2008, with a weakening economy and rising credit spreads, leading earnings estimates to decline. We seek to position the portfolio to have easier achievable earnings and dividend growth and less market and earnings execution risk.

We rotated some of our small-cap allocations to higher capitalization positions. The Dow Jones Dividend Index, which rebalances once per year each December, went in the opposite direction, rotating toward small-cap stocks. We believe this is attributable to the index being overly driven by dividend yields and past growth. It’s also worth noting that financials make up approximately 49% of the index vs. 42% at September 30.

We also shifted our sector positioning adding to non-cyclicals, funded through the sale of some of our cyclicals especially financials. We generally maintained our exposure to dividend centric stocks but, within the group, added to our MLP position and reduced our REIT position. We think that MLPs should be more defensive given their exposure to the U.S. energy infrastructure. We think REITs, on the other hand, have indirect exposure to further cyclical weakness as their operating tenets tend to be directly exposed. Our sense is that the low interest rate environment is positive for dividend-centric stocks, especially MLPs, while the uncertainty of the depth of the earnings contraction is a negative for cyclicals.

During the fourth quarter, we either added to or initiated positions in companies that we believe can grow through a general economic contraction due to longer-term secular growth considerations. In the current environment, strong cash flow and balance sheets have become even more important to us.

Outlook

We have become more cautious about equity markets due to our concerns about tightening lending standards at banks at the same time consumers are showing signs of stress. In the financial markets, we believe there are

4	RS Equity Dividend VIP Series

other ominous signs, with a widening of credit spreads and a contraction of operating earnings.

Banks have tightened lending standards in the aftermath of the subprime crisis which has caused significant write-downs by many financial institutions. Many prognosticators think that there is much more to come. This comes at the same time house prices are falling. Mortgage equity withdrawals, which may have fueled past consumer spending, have decreased. Consumer stress is showing up at the retail level as many retailers have shown negative same-store sales recently. We are also concerned about rising gas prices and unemployment levels.

Credit market spreads have widened, especially for below-investment-grade issues, as investors require more return given the perception of rising investment risk. Our sector analysts generally believe that earnings estimates will fall as fourth quarter numbers are reported over the next two months and companies reset guidance.

Although we are cautious, we believe that the RS Equity Dividend VIP Series is well positioned for this choppy environment. We believe that volatility will continue at elevated levels until there is more certainty that the earnings contraction is contained.

Thank you for your investment in the RS Equity Dividend VIP Series. We look forward to reporting to you in the future.

Sincerely,

Raymond Anello Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Equity Dividend VIP Series	5

RS Equity Dividend VIP Series (continued)

Total Net Assets: $2,871,287	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Targa Resources Partners, L.P.	5.29%
AT&T, Inc.	4.36%
Enterprise Products Partners, L.P.	4.20%
Halliburton Co.	3.93%
Waste Management, Inc.	3.65%
Medtronic, Inc.	3.45%
Brookdale Senior Living, Inc.	3.40%
The Boeing Co.	3.35%
Abbott Laboratories	3.21%
People’s United Financial, Inc.	2.93%
Total	37.77%

1

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in an index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Equity Dividend VIP Series

Performance Update As of 12/31/07

	Inception Date	Since Inception
RS Equity Dividend VIP Series	07/31/07	-5.54%
Dow Jones U.S. Select Dividend Index[3]		-3.30%
Russell 3000® Index[4]		1.62%

4

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Equity Dividend VIP Series, the Dow Jones U.S. Select Dividend Index and the Russell 3000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted is for a very short time period and should not be used as the basis for an investment decision. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.38%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect and expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Equity Dividend VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/31/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/31/07-12/31/07	Expense Ratio During Period 07/31/07-12/31/07
Based on Actual Return(a)	$1,000.00	$944.60	$13.82	3.39%
Based on Hypothetical Return (5% Return Before Expenses)(a)	$1,000.00	$1,006.74	$14.26	3.39%

*	Expenses are equal to the Fund’s annualized expense ratio excluding organization and offering costs, as indicated, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period).

(a)	Commencement of operations was 07/31/07.

8	RS Equity Dividend VIP Series

Schedule of Investments – RS Equity Dividend VIP Series

December 31, 2007	Shares	Value

Common Stocks — 99.5%
Aerospace & Defense — 3.4%
The Boeing Co.	1,100	$96,206

		96,206
Capital Markets — 2.3%
Bank of New York Mellon Corp.	1,330	64,851

		64,851
Commercial Banks — 8.6%
Comerica, Inc.	710	30,906
PNC Financial Services Group, Inc.	480	31,512
SunTrust Banks, Inc.	1,080	67,489
TCF Financial Corp.	2,350	42,136
The Colonial BancGroup, Inc.	2,420	32,767
U.S. Bancorp	1,310	41,579

		246,389
Commercial Services & Supplies — 3.7%
Waste Management, Inc.	3,210	104,871

		104,871
Communications Equipment — 3.9%
Nokia Oyj, ADR(1)	1,400	53,746
QUALCOMM, Inc.	1,480	58,238

		111,984
Diversified Financial Services — 2.0%
JPMorgan Chase & Co.	1,350	58,928

		58,928
Diversified Telecommunication Services — 4.4%
AT&T, Inc.	3,010	125,096

		125,096
Electric Utilities — 2.1%
Pepco Holdings, Inc.	2,030	59,540

		59,540
Electrical Equipment — 0.8%
Cooper Industries Ltd., Class A	420	22,210

		22,210
Energy Equipment & Services — 3.9%
Halliburton Co.	2,980	112,972

		112,972
Food & Staples Retailing — 2.8%
Sysco Corp.	1,260	39,324
The Kroger Co.	1,570	41,935

		81,259
Food Products — 3.8%
B&G Foods, Inc., Class A	4,140	42,270
General Mills, Inc.	950	54,150
Reddy Ice Holdings, Inc.	520	13,161

		109,581
Health Care Equipment & Supplies — 3.4%
Medtronic, Inc.	1,970	99,032

		99,032
Health Care Providers & Services — 3.4%
Brookdale Senior Living, Inc.	3,440	97,730

		97,730

December 31, 2007	Shares	Value

Household Durables — 1.7%
Newell Rubbermaid, Inc.	1,880	$48,654

		48,654
Insurance — 5.5%
ACE Ltd.	730	45,099
Lincoln National Corp.	1,440	83,837
The Chubb Corp.	540	29,473

		158,409
Multi-Utilities — 2.9%
OGE Energy Corp.	950	34,475
PG&E Corp.	310	13,358
Public Service Enterprise Group, Inc.	220	21,613
Wisconsin Energy Corp.	280	13,639

		83,085
Oil, Gas & Consumable Fuels — 20.6%
Enterprise Products Partners, L.P.	3,780	120,506
Hiland Holdings GP, L.P.	1,400	37,786
Hiland Partners, L.P.	900	45,495
Holly Corp.	1,570	79,897
Kinder Morgan Energy Partners, L.P.	810	43,732
Plains All American Pipeline, L.P.	800	41,600
SemGroup Energy Partners, L.P.	1,460	42,092
Targa Resources Partners, L.P.	5,130	151,951
Teekay LNG Partners, L.P.	950	28,186

		591,245
Pharmaceuticals — 3.2%
Abbott Laboratories	1,640	92,086

		92,086
Real Estate Investment Trusts — 6.7%
Anthracite Capital, Inc.	3,750	27,150
CapLease, Inc.	3,970	33,427
Chimera Investment Corp.	807	14,429
Digital Realty Trust, Inc.	1,250	47,963
Healthcare Realty Trust, Inc.	1,680	42,655
Simon Property Group, Inc.	300	26,058

		191,682
Specialty Retail — 1.4%
The Home Depot, Inc.	1,490	40,141

		40,141
Thrifts & Mortgage Finance — 2.9%
People’s United Financial, Inc.	4,730	84,194

		84,194
Trading Companies & Distributors — 3.4%
Babcock & Brown Air Ltd., ADR(1)(2)	3,160	57,544
Genesis Lease Ltd., ADR(1)	2,090	39,208

		96,752
Wireless Telecommunication Services — 2.7%
America Movil SAB de C.V., ADR, Series L(1)	1,260	77,351

		77,351

Total Common Stocks (Cost $2,884,816)		2,854,248

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	9

Schedule of Investments – RS Equity Dividend VIP Series (continued)

December 31, 2007	Principal Amount		Value
Convertible Bonds — 0.5%
Biotechnology — 0.5%
Gilead Sciences, Inc. Convt. 0.625% due 5/1/2013	$11,000		$14,768

Total Convertible Bonds (Cost $11,990)			14,768

	Shares		Value
Short-Term Investments — 4.1%
Federated Prime Obligations Fund, Class B(3)	114,513		114,513
SSgA Prime Money Market Fund(3)	4,214		4,214

Total Short-Term Investments (Cost $118,727)			118,727

	Shares		Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	—	(5)	1
RS Emerging Growth Fund, Class Y(4)	—	(5)	7
RS Emerging Markets Fund, Class A(4)	—	(5)	2
RS Equity Dividend Fund, Class Y(4)	—	(5)	—	(6)
RS Global Natural Resources Fund, Class Y(4)	1		20
RS Growth Fund, Class Y(4)	—	(5)	4
RS Investment Quality Bond Fund, Class A(4)	—	(5)	—	(6)
RS Investors Fund, Class Y(4)	1		7
RS MidCap Opportunities Fund, Class Y(4)	—	(5)	3
RS Partners Fund, Class Y(4)	—	(5)	8
RS S&P 500 Index Fund, Class A(4)	—	(5)	—	(6)
RS Smaller Company Growth Fund, Class Y(4)	—	(5)	4
RS Value Fund, Class Y(4)	—	(5)	4

Total Other Investments (Cost $63)			60

Total Investments — 104.1% (Cost $3,015,596)			2,987,803

Other Liabilities, Net — (4.1)%			(116,516)

Total Net Assets — 100.0%			$2,871,287

(1)	ADR — American Depositary Receipt.
(2)	Non income-producing security.
(3)	Money Market Fund registered under the Investment Company Act of 1940.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(5)	Rounds to less than 1 share.
(6)	Rounds to less than $1.

The accompanying notes are an integral part of these financial statements.

10	RS Equity Dividend VIP Series

Financial Information — RS Equity Dividend VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$2,987,803
Dividends/interest receivable	7,176
Prepaid expenses	11,604

Total Assets	3,006,583

Liabilities
Payable to adviser	1,436
Payable to custodian	1,097
Payable to distributor	598
Deferred trustees’ compensation	60
Payable for investments purchased	116,643
Accrued expenses/other liabilities	15,462

Total Liabilities	135,296

Total Net Assets	$2,871,287

Net Assets Consist of:
Paid-in capital	$3,050,951
Distributions in excess of net investment income	(32,001)
Accumulated net realized loss from investments	(119,870)
Net unrealized depreciation on investments	(27,793)

Total Net Assets	$2,871,287

Investments, at Cost	$3,015,596

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	306,946

Net Asset Value Per Share	$9.35

Statement of Operations For the Period Ended December 31, 2007

Investment Income
Interest	$2,806
Dividends	33,396

Total Investment Income	36,202

Expenses
Investment advisory fees	6,684
Custodian fees	5,789
Distribution fees	2,785
Professional fees	6,213
Shareholder reports	889
Trustees’ fees and expenses	58
Insurance expense	153
Administrative service fees	147
Other expenses	12
Organization and offering costs	35,908

Total Expenses	58,638

Net Investment Loss	(22,436)

Realized Loss and Change in Unrealized Depreciation on Investments
Net realized loss from investments	(103,016)
Net change in unrealized depreciation on investments	(27,793)

Net Loss on Investments	(130,809)

Net Decrease in Net Assets Resulting from Operations	$(153,245)

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	11

Financial Information — RS Equity Dividend VIP Series (continued)

Statement of Changes in Net Assets

For the Period Ended 12/31/07
Operations
Net investment loss	$(22,436)
Net realized loss from investments	(103,016)
Net change in unrealized depreciation on investments	(27,793)

Net Decrease in Net Assets Resulting from Operations	(153,245)

Distributions to Shareholders
Net investment income	(13,656)
Net realized gain on investments	(14,984)

Total Distributions	(28,640)

Capital Share Transactions
Proceeds from sales of shares	3,076,755
Reinvestment of distributions	28,640
Cost of shares redeemed	(52,223)

Net Increase in Net Assets Resulting from Capital Share Transactions	3,053,172

Net Increase in Net Assets	2,871,287

Net Assets

Beginning of period	—
End of period	$2,871,287

Distributions in Excess of Net Investment Income Included in Net Assets	$(32,001)

Other Information:

Shares
Sold	309,180
Reinvested	3,081
Redeemed	(5,315)

Net Increase	306,946

The accompanying notes are an integral part of these financial statements

12	RS Equity Dividend VIP Series

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RS Equity Dividend VIP Series	13

Financial Information — RS Equity Dividend VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Period from 07/31/07[2] to 12/31/07[1]	$10.00	$(0.08)	$(0.48)	$(0.56)	$(0.04)	$(0.05)	$(0.09)

The accompanying notes are an integral part of these financial statements.

14	RS Equity Dividend VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$9.35	(5.54)%	$2,871	3.39%	3.39%	(0.14)%	(0.14)%	87%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, excluding organization and offering costs, and except for total return and portfolio turnover rate.
[2]	Commencement of operations.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

RS Equity Dividend VIP Series	15

Notes to Financial Statements — RS Equity Dividend VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Equity Dividend VIP Series, which commenced operations August 1, 2007, (the “Fund”) is a series of the Trust. The Fund commenced operations on July 31, 2007. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

16	RS Equity Dividend VIP Series

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/ discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. There were no custody credits for the period.

h.  Distributions to Shareholders

Distributions from net investment income, if any, will be declared and paid once per calendar quarter. Distributions from net realized capital gains, if any, will be declared and paid at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2007, the Fund did not borrow under the facility.

k.  Organization and Offering Costs

Organization and offering costs are accounted for on an accrual basis. Organization costs are expensed in the period incurred. Offering costs are expensed over a 12-month period. These costs include legal, printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments

RS Equity Dividend VIP Series	17

Notes to Financial Statements — RS Equity Dividend VIP Series (continued)

receives an investment advisory fee calculated at an annual rate of 0.60% of the average daily net assets of the Fund. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b.  Compensation of Trustees and Officers

Trustees and officers of the Fund, who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this fee does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a. Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2007 were as follows:

Ordinary Income	Long-Term Capital Gain
$28,570	$70

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Fund had deferred losses of $95,823.

b. Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $99,487 and $(153,541), respectively, resulting in net unrealized depreciation of $(54,054). The

18	RS Equity Dividend VIP Series

cost of investments for federal income tax purposes at December 31, 2007 was $3,041,857.

Note 4.	Investments

a. Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $5,307,253 and $2,296,782, respectively, for the period ended December 31, 2007.

b. Foreign Securities

Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

RS Equity Dividend VIP Series	19

Notes to Financial Statements — RS Equity Dividend VIP Series (continued)

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

20	RS Equity Dividend VIP Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Equity Dividend VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Equity Dividend VIP Series (the “Fund”) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period July 31, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

RS Equity Dividend VIP Series	21

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal To Elect Trustees:

Nominee	Votes For	Votes Withheld

Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912

Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234

Gloria S. Nelund	163,076,808.679	3,821,993.273

Terry R. Otton	163,170,972.244	3,727,829.708

22	RS Equity Dividend VIP Series

Approval of Investment Advisory Agreement for RS Equity Dividend VIP Series*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Equity Dividend VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees. In addition, the Trustees had discussed with representatives of RS Investments in detail the proposed strategy of the new Fund at a telephone meeting held on April 4, 2007.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fees to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

RS Investments furnished information to the Trustees compiled by the independent Morningstar and Lipper organizations showing a comparison of the proposed fee rate and expense ratio for the Fund compared to peer mutual funds having similar objectives and strategies. The data showed that the Fund’s proposed advisory fee rate was below the average and median advisory fee rates of the Fund’s peer group and that the Fund’s projected expense ratio, taking into account the proposed total expense ratio cap by RS Investments, was below the average and median of the Fund’s peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines (including an investment discipline similar to that of the Fund) to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Equity Dividend VIP Series	23

Supplemental Information — unaudited (continued)

regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate. Representatives of RS Investments noted that RS Investments has agreed to a cap on the Fund’s total expense ratio. On this basis, the Trustees concluded that implementation of breakpoints at this time would not necessarily be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of a GIS proprietary account managed by the same team that will manage the Fund and that has an investment program similar to that of the Fund’s, and noted that this account had performance that compared favorably to the performance of the Dow Jones U.S. Select Dividend Index, which is the Fund’s proposed comparative index, and other broad-based securities market indexes.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24	RS Equity Dividend VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Equity Dividend VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

26	RS Equity Dividend VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

RS Equity Dividend VIP Series	27

07	ANNUAL REPORT

RS Variable Products Trust

RS Technology VIP Series (formerly The Information Age VIP Series)

12.31.07

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Technology VIP Series (formerly The Information Age VIP Series)

Steve J. Bishop (RS Investments)

has been co-portfolio manager of RS Technology VIP Series (formerly The Information Age VIP Series) since July 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Allison K. Thacker (RS Investments)

has been a co-portfolio manager of RS Technology VIP Series (formerly The Information Age VIP Series) since July 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Fund Philosophy

RS Technology VIP Series seeks to achieve long-term capital appreciation by aggressively investing in companies principally within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunity for capital appreciation.

Investment Process

RS Technology VIP Series seeks long-term capital appreciation from growth-oriented technology companies. We will own companies of any size market capitalization in technology but tend to focus on small- to mid- capitalization companies because we believe they tend to have the best growth characteristics. We use fundamental, bottom-up research combined with quantitative screens to drive our investment process. We are looking for significant long-term revenue growth from new emerging technology products or markets.

We will occasionally invest in “out-of-favor” companies that have had what we view as temporary missteps, with the belief that they will return to fast growth over the intermediate to longer term.

RS Technology VIP Series	3

RS Technology VIP Series (continued)

Performance

The RS Technology VIP Series, formerly The Information Age VIP Series, lagged the S&P GSTI™ Composite Index3 during the fourth quarter, returning -2.90% vs. -0.60%. Since inception, the RS Technology VIP Series returned 3.90% vs. the benchmark, which was up 6.37%. Good stock selection in the computer systems and software as well as semiconductor and communications technology led to the outperformance. Also, consistent with our strategy, we had solid and balanced performance from both our larger-cap stocks and many of our small-cap stocks that tend to focus on specific emerging technology trends.

Portfolio Review

In the hardware and semiconductor sector, we had strong performance from Research in Motion (3.14%), a maker of handheld wireless devices used for voice and data communications. Research in Motion grew revenues and profits approximately 100% year over year on the heels of a new product cycle (Curve and Pearl) and increased penetration with wireless carriers worldwide.

Apple (2.48%) was also a strong performer in 2007 as the company continued to beat revenue and earnings-per-share (EPS) expectations. The launch of the iPhone, refreshes to the iPod and iMac (new Leopard OS software) product line-up were the major drivers to revenue. Profits were strong as well as the company leveraged its strong position and buying power to lower key component costs.

Conversely, we had negative performance from Marvell Technology (2.91%), due in part to continuing margin difficulties with its newly acquired smart phone processor business as well as the maturation of its larger storage business. Longer term, we believe that Marvell will fix its margin issues as well as see growth in wireless local-area networks (WLAN), printers, optical storage, and cellular handsets. Riverbed Technology (1.72%), a maker of networking equipment that increases the performance of software applications to remote offices or workers, was also an underperformer. Although the stock corrected significantly in the fourth quarter based on slower than expected revenue growth and fears of increasing competition, we remain holders because we think the market is potentially large.

Software was one of the strongest sectors for the Fund. One major area of investment for the Fund has been into on-demand or software as a service companies. We like these companies’ recurring revenues (their clients pay them monthly compared with traditional license software sales, where the revenues are recognized all at the point of sale). Additionally, we believe the model of a software company has one version of its software, which all clients use and can access over the Web, allows it to focus all its research and development staff on adding features and functionality to the main core version, leading to faster innovation. Several of the Funds positive performers have on-demand models, such as DemandTec 0.98% (pricing optimization software for retailers), Concur 1.95% (corporate travel and expense management software), and Salesforce.com (1.80%) (customer relationship management). We also had strong performance from PROS Holdings (2.01%), a software provider that focuses on pricing optimization for the travel and manufacturing sectors.

Two of our negative contributors were Digital River (2.06%) and j2 Global Communications (1.14%). Both of these companies were hit by multiple contractions in 2007. Digital River provides outsourced e-commerce solutions for the digital delivery of software, such as anti-virus software. The past year had been an investment year for Digital River due to major new client wins at Microsoft Corp. (2.44%), Electronic Arts (0.00%) and Nokia (0.00%), and a large new project it took on for its largest customer, Symantec (0.00%). These new clients and project have been a drag on margins in 2007. j2 Global Communications was hurt by the recent subprime financial crisis. Their solution, which allows fax to e-mail delivery was heavily used by the mortgage and real estate brokerage business and due to the major turmoil in those markets, j2 has seen a decline in the use of its service. We believe that the stock now reflects these lower usage levels and that management will use this market slowdown to continue consolidating its market.

4	RS Technology VIP Series

Our investment in Nintendo (4.02%) was a good performer for the Fund. The company’s Wii gaming console became one of the “must-have” gifts of the holiday season and we believe this momentum will continue. Our investment into THQ (1.53%), a third-party publisher of games for the Wii console, as well as the Xbox and the PS3, advanced in the fourth quarter, but was a modest detractor for the full period. The company specializes in making more mass market games and at this earlier stage in the console adoption cycle, we think that the core gamers are the dominant market force and prefer more adult games compared with THQ’s family-friendly line-up. In the games sector, The9 (0.00%) was another detractor for the Fund. The company operates the hit massively-multiplayer game World of Warcraft in the China market. Despite the success of World of Warcraft, The9 has struggled to diversify away from sole dependence on the one title. So far, the company has not found another hit game. We have sold our position in the company.

Outlook

Although we are cautious regarding the overall economy and its impact on consumer and technology spending, we continue to see relatively positive fundamentals in the overall technology sector. Lean inventories, new product cycles, and a few emerging trends in the semiconductor and hardware sector should also provide a solid backdrop for technology stocks. Software is a more defensive technology sector, where we will continue to consider investing. The Internet sector was a strong contributor in 2007, and we believe that consolidation will continue to drive stock prices within this segment.

We thank you for your investment in the RS Technology VIP Series (formerly The Information Age VIP Series) and confidence in RS Investments.

Sincerely,

Steve Bishop Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2007.

RS Technology VIP Series	5

RS Technology VIP Series (continued)

Total Net Assets: $1,913,601	Data as of December 31, 2007

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
O2Micro International Ltd.	6.21%
Google, Inc.	5.42%
Nintendo Co. Ltd.	4.02%
Research In Motion Ltd.	3.14%
Marvell Technology Group Ltd.	2.91%
Apple, Inc.	2.48%
Microsoft Corp.	2.44%
Atheros Communications	2.36%
ValueClick, Inc.	2.21%
Digital River, Inc.	2.06%
Total	33.25%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The S&P GSTI™ Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Technology VIP Series

Performance Update As of 12/31/07

	Inception Date	Since Inception
RS Technology VIP Series	07/31/07	3.90%
S&P GSTI™ Composite Index[3]		6.37%
S&P 500® Index[4]		1.79%

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Technology VIP Series, the S&P GSTI™ Composite Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.50% . Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Technology VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/31/07	Ending Account Value 12/31/07	Expenses Paid During Period* 07/31/07-12/31/07	Expense Ratio During Period* 07/31/07-12/31/07
Based on Actual Return(a)	$1,000.00	$1,039.00	$20.37	4.77%
Based on Hypothetical Return (5% Return Before Expenses)(a)	$1,000.00	$1,000.97	$19.99	4.77%

*	Expenses are equal to the Fund’s annualized expense ratio, excluding organization costs and offering costs, as indicated, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the period).
(a)	Commencement of operations was 7/31/07.

8	RS Technology VIP Series

Schedule of Investments – RS Technology VIP Series (formerly The Information Age VIP Series)

December 31, 2007	Shares	Value

Common Stocks — 90.9%
Advertising Agencies — 2.2%
ValueClick, Inc.(1)	1,930	$42,267

		42,267
Chemicals — 0.5%
EnerSys(1)	390	9,734

		9,734
Communications Technology — 11.2%
Aruba Networks, Inc.(1)	1,340	19,979
Atheros Communications(1)	1,480	45,199
Brocade Communications Systems, Inc.(1)	3,210	23,562
Cbeyond, Inc.(1)	630	24,564
Foundry Networks, Inc.(1)	1,040	18,221
j2 Global Communications, Inc.(1)	1,030	21,805
Research In Motion Ltd.(1)	530	60,102

		213,432
Computer Services, Software & Systems — 23.2%
3PAR, Inc.(1)	1,278	16,358
Adobe Systems, Inc.(1)	280	11,964
Akamai Technologies, Inc.(1)	970	33,562
Citrix Systems, Inc.(1)	470	17,865
Concur Technologies, Inc.(1)	1,030	37,296
DemandTec, Inc.(1)	970	18,711
Digital River, Inc.(1)	1,190	39,353
Equinix, Inc.(1)	340	34,364
Informatica Corp.(1)	1,960	35,319
Internet Brands, Inc., Class A	1,381	9,709
Microsoft Corp.	1,310	46,636
MicroStrategy, Inc., Class A(1)	210	19,971
Nuance Communications, Inc.(1)	2,070	38,668
PROS Holdings, Inc.(1)	1,960	38,455
Salesforce.com, Inc.(1)	550	34,480
VMware, Inc., Class A(1)	120	10,199

		442,910
Computer Technology — 4.2%
Apple, Inc.(1)	240	47,539
Riverbed Technology, Inc.(1)	1,230	32,890

		80,429
Consumer Electronics — 10.3%
Google, Inc., Class A(1)	150	103,722
InfoSpace, Inc.	590	11,092
Sohu.com, Inc.(1)	330	17,992
THQ, Inc.(1)	1,040	29,318
Yahoo! Inc.(1)	1,470	34,192

		196,316
Consumer Products — 4.0%
Nintendo Co. Ltd., ADR(2)	1,040	77,012

		77,012
Electronics – Semiconductors & Components — 17.4%
Entropic Communications, Inc.(1)	1,885	13,723
IPG Photonics Corp.(1)	760	15,192

December 31, 2007	Foreign Currency	Shares	Value

Electronics – Semiconductors & Components (continued)
Marvell Technology Group Ltd.(1)		3,980	$55,640
Mellanox Technologies Ltd.(1)		1,430	26,055
Netlogic Microsystems, Inc.(1)		540	17,388
O2Micro International Ltd., ADR(1)(2)		10,300	118,862
PLX Technology, Inc.(1)		2,840	26,412
Silicon Laboratories, Inc.(1)		750	28,073
Silicon Motion Technology Corp., ADR(1)(2)		950	16,891
SiRF Technology Holdings, Inc.(1)		580	14,575

			332,811
Energy Equipment — 3.4%
JA Solar Holdings Co. Ltd., ADR(1)(2)		380	26,528
Yingli Green Energy Holding Co. Ltd., ADR(1)(2)		1,010	39,087

			65,615
Financial Information Services — 1.8%
TheStreet.com, Inc.		2,210	35,183

			35,183
Health Care Services — 0.9%
WebMD Health Corp., Class A(1)		430	17,660

			17,660
Metals & Minerals – Miscellaneous — 0.4%
5N Plus, Inc.(1)	CAD	1,000	8,065

			8,065
Retail — 5.3%
Blue Nile, Inc.(1)		180	12,251
GSI Commerce, Inc.(1)		1,530	29,835
Priceline.com, Inc.(1)		270	31,012
Shutterfly, Inc.(1)		1,090	27,926

			101,024
Services – Commercial — 4.1%
Ctrip.com International Ltd., ADR(2)		570	32,758
eBay, Inc.(1)		800	26,552
Expedia, Inc.(1)		590	18,656

			77,966
Telecommunications Equipment — 1.1%
Polycom, Inc.(1)		780	21,668

			21,668
Wholesale & International Trade — 0.9%
Alibaba.com Ltd.(1)(3)	HKD	4,490	16,210

			16,210

Total Common Stocks (Cost $1,698,372)			1,738,302

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	9

Schedule of Investments – RS Technology VIP Series (formerly The Information Age VIP Series) (continued)

December 31, 2007	Shares		Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	—	(5)	$1
RS Emerging Growth Fund, Class Y(4)	—	(5)	4
RS Emerging Markets Fund, Class A(4)	—	(5)	1
RS Equity Dividend Fund, Class Y(4)	—	(5)	—	(6)
RS Global Natural Resources Fund, Class Y(4)	—	(5)	10
RS Growth Fund, Class Y(4)	—	(5)	2
RS Investment Quality Bond Fund, Class A(4)	—	(5)	—	(6)
RS Investors Fund, Class Y(4)	—	(5)	4
RS MidCap Opportunities Fund, Class Y(4)	—	(5)	1
RS Partners Fund, Class Y(4)	—	(5)	4
RS S&P 500 Index Fund, Class A(4)	—	(5)	—	(6)
RS Smaller Company Growth Fund, Class Y(4)	—	(5)	2
RS Value Fund, Class Y(4)	—	(5)	2

Total Other Investments (Cost $32)			31

	Shares		Value
Short-Term Investments — 7.1%
Federated Prime Obligations Fund, Class B(7)	77,021		77,021
SSgA Prime Money Market Fund(7)	59,049		59,049

Total Short-Term Investments (Cost $136,070)			136,070

	Principal Amount		Value
Repurchase Agreements — 2.5%
State Street Bank and Trust Co. Repurchase Agreement, 4.05% dated 12/31/2007, maturity value of $48,011, due 1/2/2008, collateralized by FHLMC, 6.30%, due 6/29/2017, with a value of $51,750	$48,000		48,000

Total Repurchase Agreements (Cost $48,000)			48,000

Total Investments — 100.5% (Cost $1,882,474)			1,922,403

Other Liabilities, Net — (0.5)%			(8,802)

Total Net Assets — 100.0%			$1,913,601

(1)	Non income-producing security.
(2)	ADR — American Depositary Receipt.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2007, the aggregate market value of these securities amounted to $16,210, representing 0.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(5)	Rounds to less than one share.
(6)	Rounds to less than $1.
(7)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar — CAD

Hong Kong Dollar — HKD

The accompanying notes are an integral part of these financial statements.

10	RS Technology VIP Series

Financial Information — RS Technology VIP Series

Statement of Assets and Liabilities As of December 31, 2007

Assets
Investments, at value	$1,922,403
Foreign currency, at value	6,662
Interest receivable	393
Receivable for fund shares subscribed	548
Receivable from broker	1,459
Prepaid expenses	11,346

Total Assets	1,942,811

Liabilities
Payable for investments purchased	6,681
Payable to adviser	1,647
Payable to distributor	412
Payable to custodian	1,637
Deferred trustees’ compensation	31
Accrued shareholder reports expense	8,331
Accrued audit fees	6,325
Accrued custodian fees	4,099
Accrued expenses/other liabilities	47

Total Liabilities	29,210

Total Net Assets	$1,913,601

Net Assets Consist of:
Paid-in capital	$1,947,526
Accumulated undistributed net investment loss	(21,834)
Accumulated net realized loss from investments and foreign currency transactions	(51,924)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	39,833

Total Net Assets	$1,913,601

Investments, at Cost	$1,882,474

Foreign Currency, at Cost	$6,719

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	184,192

Net Asset Value Per Share	$10.39

Statement of Operations For the Period Ended December 31, 2007

Investment Income
Interest	$3,480
Dividends	478
Withholding taxes on foreign dividends	(17)

Total Investment Income	3,941

Expenses
Investment advisory fees	6,327
Custodian fees	8,007
Professional fees	6,287
Shareholder reports	558
Trustees’ fees and expenses	57
Insurance expense	153
Administrative service fees	67
Distribution fees	1,582
Organization costs and offering costs	16,985
Other expense	7

Total Expenses	40,030

Net Investment Loss	(36,089)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(43,938)
Net realized gain from foreign currency transactions	8
Net change in unrealized appreciation on investments	39,929
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(96)

Net Loss on Investments and Foreign Currency Transactions	(4,097)

Net Decrease in Net Assets Resulting from Operations	$(40,186)

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	11

Financial Information — RS Technology VIP Series (continued)

Statement of Changes in Net Assets

For the Period Ended 12/31/07
Operations
Net investment loss	$(36,089)
Net realized loss from investments and foreign currency transactions	(43,930)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	39,833

Net Decrease in Net Assets Resulting from Operations	(40,186)

Capital Share Transactions
Proceeds from sales of shares	2,387,642
Cost of shares redeemed	(433,855)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,953,787

Net Increase in Net Assets	1,913,601

Net Assets

Beginning of period	—

End of period	$1,913,601

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(21,834)

Other Information:

Shares
Sold	224,954
Redeemed	(40,762)

Net Increase	184,192

The accompanying notes are an integral part of these financial statements.

12	RS Technology VIP Series

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RS Technology VIP Series	13

Financial Information — RS Technology VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Period From 7/31/07[1] to 12/31/07[2]	$10.00	$(0.20)	$0.59	$0.39	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

14	RS Technology VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$10.39	3.90%	$1,914	4.77%	4.77%	(4.14)%	(4.14)%	56%

[1]	Commencement of operations.
[2]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	15

Notes to Financial Statements — RS Technology VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers seventeen series. RS Technology VIP Series (formerly The Information Age VIP Series) (the “Fund”) is a series of the Trust. The Fund commenced operations on July 31, 2007. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies of the Fund are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the Investment Company Act of 1940 (“1940 Act”) are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

16	RS Technology VIP Series

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. For the period ended December 31, 2007, the Fund did not realize any custody credits.

h.  Distributions to Shareholders

Distributions from net investment income and net realized capital gains, if any, are declared and distributed at least annually. All distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

Effective September 5, 2007, the Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
$—	$16,672	4.88%

*	For the period ended December 31, 2007.

k.  Organization and Offering Costs

Organization and offering costs are accounted for on an accrual basis. Organization costs are expensed in the period incurred. Offering costs are expensed over a 12-month period. These costs include legal, administration

RS Technology VIP Series	17

Notes to Financial Statements — RS Technology VIP Series (continued)

and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a. Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of GLICOA, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including expenses in connection with the promotion and distribution of shares of the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder servicing services. Payment of this fee does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid to shareholders during the period ended December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis will result in reclassifications to paid-in-capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and

18	RS Technology VIP Series

treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, the Fund had $48,560 in deferred losses.

b.  Tax Basis of Investments

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2007 aggregated $144,157 and $(118,059), respectively, resulting in net unrealized appreciation of $26,098. The cost of investments for federal income tax purposes at December 31, 2007 was $1,896,305.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,544,817 and $802,508, respectively, for the period ended December 31, 2007.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies and markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 6.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund, a series of RS Investment Trust, during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain series of RS Investment Trust in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments it has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RS Technology VIP Series	19

Notes to Financial Statements — RS Technology VIP Series (continued)

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually), and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, sub-advisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action purports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the RS Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

Note 7.	New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has concluded that adoption had no effect on the Fund’s financial position or results of operations. At December 31, 2007, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

20	RS Technology VIP Series

The Fund files U.S. tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Fund’s financial statements.

RS Technology VIP Series	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Technology VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Technology VIP Series (formerly,The Information Age VIP Series) (the “Fund”) at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period July 31, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2008

22	RS Technology VIP Series

Supplemental Information — unaudited

Meeting of Shareholders

A special meeting of the shareholders of the Trust was held on November 20, 2007. At the meeting, the shareholders of the Trust elected Kenneth R. Fitzsimmons, Jr., Christopher C. Melvin, Jr., Gloria S. Nelund, and Terry R. Otton as trustees of the Trust. Judson Bergman, Jerome S. Contro, John W. Glynn, Jr., Anne M. Goggin, and Dennis J. Manning, trustees of the Trust at the time of the shareholder meeting who have been elected previously by shareholders, will continue their terms as Trustees.

Proposal to Elect Trustees:

Nominee	Votes For	Votes Withheld
Kenneth R. Fitzsimmons, Jr.	163,286,959.040	3,611,842.912
Christopher C. Melvin, Jr.	163,247,374.718	3,651,427.234
Gloria S. Nelund	163,076,808.679	3,821,993.273
Terry R. Otton	163,170,972.244	3,727,829.708

RS Technology VIP Series	23

Supplemental Information — unaudited (continued)

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Technology VIP Series (previously, The Information Age VIP Series) (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS Technology Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS Technology Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS Technology Fund, including the fees to be paid by RS Technology Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

24	RS Technology VIP Series

reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS Technology Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Technology VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman Age: 51	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Jerome S. Contro Age: 51	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	40	Trustee, Janus Funds
Kenneth R. Fitzsimmons, Jr. Age: 62	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
John W. Glynn, Jr. Age: 67	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	40	None
Anne M. Goggin Age: 59	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr. Age: 53	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	None
Gloria S. Nelund Age: 46	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal Age: 60	Trustee	Since February 2008; Also from December 2006-March 2007	Member, Makena Capital Management LLC; formerly, Chairman of EGM Capital, LLC, an investment management firm.	40	None

26	RS Technology VIP Series

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning* Age: 61	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton** Age: 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski Age: 52	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas Age: 41	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A

RS Technology VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr. Age: 62	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information relating to the Fund includes additional information about Trustees and is available, without charge, upon request, by writing to the Fund, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

28	RS Technology VIP Series

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each of Judson Bergman, Jerome S. Contro and John W. Glynn is an audit committee financial expert serving on its audit committee. Each of those individuals is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit- Related Fees	Tax Fees *	All Other Fees*
December 31, 2006	$255,950	$—	$54,360	$—
December 31, 2007	$261,650	$3,614	$108,980	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit- Related Fees	Tax Fees *	All Other Fees *
December 31, 2006	$—	$—	$—
December 31, 2007	$49,832	$48,594	$20,235

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $1,539,532 for 2006 and $362,086 for 2007. For the period ended December 31, 2006, fees include fees billed by the registrant’s accountant to Guardian Investor Services LLC which acquired a majority ownership interest in RS Investments, the registrant’s investment adviser, on August 31, 2006.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date March 7, 2008

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date March 7, 2008